ARISTOTLE CAPITAL MANAGEMENT, LLC

INVESTMENT ADVISER

Compliance Manual

July 12, 2019

i

Table of Contents ................................................................................................................................................			2
TABLE OF CONTENTS .......................................................................................................................................			7
1		USE AND DISTRIBUTION OF THIS MANUAL
1.1			7
1.2		INTRODUCTION............................................................................	7
		ROLE AND RESPONSIBILITIES OF THE CCO
1.3		VIOLATIONS...........................................................................................................................................	8
1.4		COMPLIANCE QUESTIONS...............................................................................................................	9
2		ANTI-FRAUD PROVISION OF THE ADVISERS.............................................................................ACT	9
2.1			9
2.2		THE ADVISERS ACT AND FIDUCIARY DUTY	10
		POLICY: FIDUCIARY DUTY.............................................................................................................
3	REGISTRATION......................................................................................................................................		10
3.1	SEC		10
		..........................................................................................................................
3.2	REGIST		11
		STATE NOTICE FILINGS..................................................................................................................
3.3		ADVISER REPRESENTATIVE REGISTRATION.......................................................................	11
3.4		PROCEDURE: REGISTRATION AND NOTICE FILINGS........................................................	11
4		GENERAL PROVISIONS OF.................................................................................................................THE BROCHURE RULE	12
4.1			12
4.2		DISCLOSURE D CUMENT	13
		IDENTIFICATION OF INVESTMENT ADVISORY ACTIVITIES ..........................................
4.3		POLICY AND PROCEDURE: BROCHURE ...................................................................................	13
5		CONTRACT ISSUES .....................................................................................................................	14
5.1			14
5.2		ADVISO Y CONTRACTS	15
		POLICY: ADVISORY CONTRACTS ................................................................................................
5.3		PROCEDURE: SUPPORTING CLIENT DOCUMENTATION..................................................	15
5.4		PROCEDURE: NEW CLIENT PRE-CLEARANCE......................................................................	16
5.5		POLICY: PORTFOLIO COMPLIANCE...........................................................................................	16
5.6		PROCEDURE: PORTFOLIO COMPLIANCE AND REVIEW...................................................	16
6.1		1940 ACT PRIVATE FUND EXEMPTIONS........................................................................................................	17
			17
6.2		PRIVATE FUND COMPLIANCE	18
		QUALIFIED CLIENTS ........................................................................................................................
6.3		PRIVATE FUND OFFERING DOCUMENTS AND MARKETING..........................................	19
6.4		INVESTOR INFORMATION.............................................................................................................	20
7.1	ARISTOTLE	CAPITAL'S TRADING.............................................................................................................POLICIES AND PROCEDURES	20
			20
		TRADING ND VALUATION

7.2	TRADING AHEAD, "SCALPING" AND RELATED ACTIVITIES...........................................		21
7.3	PRINCIPAL TRANSACTIONS / JOINT TRANSACTIONS......................................................		21
7.4	AGENCY CROSS TRANSACTIONS ................................................................................................		21
7.5	POLICY: TRADING ERROR CORRECTION ................................................................................		21
7.6	PROCEDURE: GENERAL TRADE ERROR CORRECTION.....................................................		22
7.7	POLICY AND PROCEDURES: TRADE AGGREGATION AND ALLOCATION..................		23
7.8	PRE-TRADE SECURITY SCREEN..................................................................................................		26
7.9	CLIENT-DIRECTED BROKERAGE................................................................................................		26
7.10 POLICY..........................................................................................................................................................AND PROCEDURES: BEST EXECUTION AND COUNTERPARTIES			27
SELECTION
7.11	POLICY: SOFT DOLLARS .................................................................................................................		29
7.12	POLICY: VALUATION........................................................................................................................		30
7.13	POLICY AND PROCEDURES: SIDE-BY-SIDE MANAGEMENT	...........................................	31
7.14	POLICIES AND PROCEDURES: LEVERAGE REVIEW............................................................		31
8	THE ADVERTISING.........................................................................................................................................RULE...............................................................................................................		31
8.1				31
8.2	ADVERTISING......................................................................................		32
	PAST SPECIFIC RECOMMENDATIONS
8.3	ADVERTISING PAST PERFORMANCE........................................................................................		32
8.4	RECORDS OF PERFORMANCE.........................................................................................................INFORMATION.................................................................	... ... ... ....	33
8.5	USE OF ARTICLES FROM NEWS MEDIA.....................		.34
8.6	POLICY: ADVERTISING.............................................................................................................		33
8.7	PROCEDURE: ADVERTISING..........................................................................		34
8.8	POLICY AND PROCEDURES: SOCIAL MEDIA
9.1	THE CASH SOLICITATION...........................................................................................................................RULE .................................................................................................		35
				35
9.2	CASH SOLICITATION.......................................................................		36
	POLICY AND PROCEDURES: REFERRAL FEES
10.1	DISCLOSURE REQUIREMENT....................................................................................................................................................................		36
				36
	F NANCIAL AND D SCIPLINARY.......................................................................................................................INFORMATION ............................................................		37
11.1	REQUIRED RECORDS		37
11.2	BOOKS AND RECORDKEEPING REQUIREMENTS...........................................................................		39
	RECORD RETENTION (INCLUDING EMAIL)
12.1	SCHEDULE 13D...............................................................................................................................................................................		40
				40
12.2	REPORTING REQUIREMENTS...................................................................................................................................OTHER THAN FORM ADV		40
	SCHEDULE 13G

12.3

12.4

12.5

12.6

12.7

12.8

13.1

13.2

13.3

13.4

13.5

13.6

14

15.1

15.2

15.3

15.4

15.5

15.6

15.7

16

17.1

17.2

18.1

18.2

18.3

18.4

19.1

FORM 13F	.............................................................................................................................................	40
FORM 13H	.............................................................................................................................................	41
1934 ACT SECTION 16 REPORTING ..........................................................................................		41
FORM PF ................................................................................................................................................		41
INVESTMENT COMPANY ACT REPORTING............................................................................		41
POLICY: REPORTING REQUIREMENTS ....................................................................................		42
	.................................................................................................................................	42
GENERAL GUIDELINES....................................................................................................................		42
PROXY VOTING
OPERATIONAL GUIDELINES.........................................................................................................		42
IDENTIFYING AND ADDRESSING CONFLICTS OF INTEREST .........................................		42
CLIENT REQUESTS FOR INFORMATION..................................................................................		43
POLICY: PROXY VOTING DISCLOSURE .....................................................................................		43
PROXY VOTING FOR ACCOUNTS SUBJECT TO ERISA.........................................................		43
	.............................................................................................................	44
ANTI-MONEY LAUNDERING POLICY AND PROCEDURES
GIFTS, ENTERTAINMENT OR OTHER PAYMENTS ..............................................................		44
SUPERVISO Y MATTERS............................................		44
POLITICAL CONTRIBUTIONS .......................................................................................................		45
FOREIGN CORRUPT PRACTICES ACT (FCPA)........................................................................		46
OUTSIDE EMPLOYMENT OR OTHER ACTIVITIES................................................................		47
EMAIL AND MESSAGING ................................................................................................................		48
EXPERT NETWORKS ........................................................................................................................		48
PROCEDURES: EXPERT NETWORK ...........................................................................................		48
	.........................................................................................................	50
PERSONAL SECURITIES TRANSACTIONS
POLICY STATEMENT ON INSIDER TRADING.........................................................................		50
INSIDER	RADING P LICY............................................................................	49
PROCEDURES TO IMPLEMENT INSIDER TRADING POLICY ...........................................		50
GULATION	..........................................................................................	52
RE	S-ID.............................................................................................................................	52
PRIVACY	D CONFIDENTIALITY
PROCEDURES TO IMPLEMENT REGULATION S-ID.............................................................		53
ADDITIONAL STATE REQUIREMENTS .....................................................................................		53
POLICY: CYBERSECURITY.............................................................................................................		55
..............................................................................................................................................		56
PROVISIONS OF THE CUSTODY RULE ......................................................................................		56
CUSTODY

19.2		Procedure: Custody...........................................................................................................................	59
	IDENTIFICATION	....................................................................................................	61
20.1		OF AFFILIATES ..............................................................................................	62
		MUTUAL FUND MPLIANCE
20.2		RULE 17(a)(7) – AFFILIATE TRANSACTIONS .......................................................................	62
20.3		RULE 7(e)(1) – PAYMENTS OF BROKERAGE COMMISSIONS TO BROKER
AFFILIATES .........................................................................................................................................................			62
20.4		RULE 10(f)(3) – TRANSACTIONS WITH AN AFFILIATED UNDERWRITER ..............	64
20.5	RULE 12(d)(3)(1) – PURCHASE OF SECURITIES ISSUED BY ENTITIES ENGAGED
IN A SECURITIES RELATED BUSINESS....................................................................................................			64
20.6		RULE 144A – ACQUIRING AND MONITORING ILLIQUID SECURITIES........................	65
20.7		RULE 12(d)(1)(A) – INVESTING IN OTHER INVESTMENT COMPANIES ...................	66
20.8		SECTION 17(F) - DERIVATIVE TRANSACTIONS...................................................................	66
20.9		CONSISTENCY WITH FUND DISCLOSURE STATEMENTS.................................................	66
20.10 ISSUER DIVERSIFICATION MONITORING PROCEDURES ............................................			67
20.11		INDUSTRY CONCENTRATION PROCEDURES....................................................................	67
20.12 RULE 22(E)(4) – LIQUIDITY RULE ........................................................................................			67
20.13		NAME TEST PROCEDURES........................................................................................................	67
20.14		SENIOR SECURITIES/ASSET SEGREGATION ....................................................................	68
20.15		OTHER DIVERSIFICATION REQUIREMENTS ....................................................................	68
20.16		CROSS-OWNERSHIP PROCEDURES.......................................................................................	68
20.17		PORTFOLIO HOLDINGS DISCLOSURE ..................................................................................	68
20.18 MUTUAL FUND ADVERTISING AND SALES LITERATURE...........................................			69
		............................................................................................................	70
21		BUSINESS CONTINUITY
22.1		POLICY: OVERSIGHT AND REVIEW ...........................................................................................	70
		CE
	VENDOR DUE DILIGE	................................................................................................................	69
22.2		PROCEDURE: VENDOR DUE DILIGENCE .................................................................................	70
		...............................................................................................	70
23		ANNUAL COMPLIANCE REVIEW

v

TABLE OF APPENDICES

Compliance Certifications: Compliance Manual and Code of Ethics Acknowledgment Samples..............................	A
Form ADV....................................................................................................................................................................	B
Advisory Contract.........................................................................................................................................................	C
Valuation Policies and Procedures................................................................................................................................	D
Code of Ethics. ............................................................................................................................................................	E
Privacy Notice .............................................................................................................................................................	F
Business Continuity Plan Summary. ............................................................................................................................	G
Proxy Voting Policies and Procedures. ........................................................................................................................	H

Books and Records """"""""""""""""""""""".""""""""""""."". I

Mutual Fund Reporting Form .......................................................................................................................................	J
Social Media Use Certification.....................................................................................................................................	K
Trading Review Procedures.........................................................................................................................................	L
Best Execution Evaluation Procedures. ......................................................................................................................	M
Portfolio Monitoring Procedures. ................................................................................................................................	N
Data Security Policies and Procedures Summary. ......................................................................................................	O
Complaint Form Sample..............................................................................................................................................	P
Liquidity Risk Management Program..........................................................................................................................	Q

1 INTRODUCTION

Aristotle Capital Management, LLC ("Aristotle Capital") may provide investment advisory services to individuals, foundations/charitable organizations, corporations, pension plans, private funds and registered investment companies, such as mutual funds (together, "clients"). An investment adviser has a fiduciary duty to act in the best interests of each of its investment advisory clients and to place the interests of its clients above those of itself. An adviser's fiduciary duty also includes, but is not limited to, providing full, fair and accurate disclosure of all relevant facts and any potential or actual conflicts of interest, a duty of loyalty and good faith, providing recommendations that are suitable, and seeking best execution of all client transactions.

Aristotle Capital is an investment adviser registered with the United States Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and is subject to a number of legal and regulatory requirements and oversight under the Advisers Act and other federal and state laws.1 This Investment Adviser Compliance Manual ("Manual") has been developed for the investment advisory activities of Aristotle Capital to assist the adviser in meeting its fiduciary and regulatory requirements. Aristotle Capital's principal office is located at 11100 Santa Monica Blvd, Suite 1700, Los Angeles, CA 90025. Aristotle Capital maintains another office located at 840 Newport Center Drive, Suite 600, Newport Beach, CA 92660.

Under Advisers Act Rule 206(4)-7, Aristotle Capital must, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act (i.e., a compliance program).2 This Manual sets forth Aristotle Capital's policies and procedures for complying with the Advisers Act and forms the basis for Aristotle Capital's compliance program. The goal of this Manual is to assist Aristotle Capital in preventing, if possible, and, in any event, detecting and correcting any violations of the Advisers Act.

Should you have any question as to the extent to which this Manual covers any particular situation, you should contact Aristotle Capital's Chief Compliance Officer ("CCO") or the CCO's designee.3

1.1 USE AND DISTRIBUTION OF THIS MANUAL

Keep this Manual available for easy reference. A copy of the Manual is given to each officer and employee of Aristotle Capital who has responsibility for or in connection with any of the advisory activities of Aristotle Capital ("Advisory Persons"). All Advisory Persons must review the Manual and sign an acknowledgment that they understand and will abide by Aristotle Capital's policies and procedures. From time to time, the Manual will be revised or supplemented. The CCO is responsible for distributing any such revisions to Advisory Persons, as appropriate. The Manual contains proprietary information of Aristotle Capital and may not be publicly distributed or disseminated without the express consent of the CCO.

Aristotle Capital employees are expected to be aware of and comply with all Aristotle Capital policies, whether or not discussed or contained herein. Each Advisory Person is responsible for monitoring the activities of those individuals and departments he or she supervises to detect, prevent and report any activities inconsistent with Aristotle Capital's procedures, policies and professional standards as contained in this Manual, as revised, and as otherwise communicated by Aristotle Capital from time to time.

Cross-Reference: Sample Compliance Manual and Code of Ethics acknowledgements are set forth as Appendix A.

1.2 ROLE AND RESPONSIBILITIES OF THE CCO

While Aristotle Capital believes that all employees of Aristotle Capital are equally responsible for ensuring compliance with applicable law as well as company policies and procedures, the CCO is responsible for administering

1Unless otherwise indicated, all rule and section references are to the Advisers Act and the rules thereunder.

2See Final Rule: Compliance Programs of Investment Companies and Investment Advisers, Rel. No. IA-2204 (Dec. 17, 2003).

3Unless otherwise stated herein, any function assigned to a particular person may be performed by that person's designee.

its compliance program. 4 The CCO title is a senior officer position. However, the CCO is not necessarily "supervisor".5 At this time, Aristotle Capital's CCO is expected to be a supervisor. The CCO may delegate any of his/her responsibilities to various designees6 as appropriate as long as the CCO remains primarily responsible for compliance oversight and administration.

Aristotle Capital's CCO is named on Schedule A of Part 1 of Aristotle Capital's Form ADV. Among the CCO's responsibilities are:

•Distributing copies of this Manual, any related policies and updates thereto;

•Obtaining written acknowledgments at least annually from each employee that he or she has read and understands the procedures contained or referenced herein;

•Enforcing Aristotle Capital's procedures, identifying and addressing violations and documenting any compliance issues which may arise, as appropriate; and

•Conducting or administering the "annual review" required by Advisers Act Rule 206(4)-7.

Other specific responsibilities of the CCO are detailed throughout this Manual.

1.3 VIOLATIONS

Aristotle Capital regards any violation of the policies and procedures contained or discussed in this Manual as a serious breach. Employees are expected to report violations or potential violations of this Manual, including but not limited to the following: noncompliance with applicable laws, rules, and regulations; fraud or illegal acts involving any aspect of the Aristotle Capital's business; material misstatements or omissions in regulatory filings; Aristotle Capital's books and records; reports provided to Clients and other third parties; activity that is harmful to Clients, including mutual fund and private fund investors; and deviations from required Aristotle Capital procedures that protect Clients and Aristotle Capital.

A.Whistleblower Policy

Employees must report any violation promptly to the CCO. If the CCO is involved in the violation or is unreachable, employees may report violations to the President, Chief Executive Officer ("CEO") or Chief Risk Officer ("CRO") of the company. Any such reports will be treated confidentially to the extent permitted by law. Any reported or suspected violation of the provisions of applicable securities laws or of this Manual will be investigated and evaluated by senior management, as applicable, on the factual findings and recommend sanctions, where appropriate.

In addition, the CCO, President, CEO or CRO will consult with other members of senior management and legal counsel in order to assess the reported or suspected violation and develop an appropriate response. Employees are required to cooperate in any investigation. Retaliation against an individual who reports a suspected or actual violation is prohibited and will be dealt with as a separate violation of Aristotle Capital's policies and procedures. All employees who have supervisory responsibility should ensure that the employees they supervise, including any temporary employees and/or contractors, have reviewed and will comply with all relevant compliance policies including, but not limited to, this Manual.

4 The CCO "should be competent and knowledgeable regarding the Advisers Act and should be empowered with full responsibility and authority to develop and enforce appropriate policies and procedures for the firm." Rel. No. IA-2204 (Dec. 17, 2003).

5If the CCO is deemed a supervisor, the CCO will not be deemed to have failed to supervise any person provided that:

(1)the adviser adopted procedures reasonably designed to prevent and detect violations of law; (2) the adviser had a system in place for applying the procedures; and (3) the supervising person reasonably discharged his supervisory responsibilities in accordance with the procedures and had no reason to believe the supervised person was not complying with the procedures. See id. (citing Advisers Act Section 203(e)(6)).

6This provision for the CCO to designate others stated here implies that the CCO responsibilities outlined in this Manual may be carried out by an appropriate designee.

1.4 COMPLIANCE QUESTIONS

This Manual is not intended to provide a complete description of the legal and ethical obligations of Aristotle Capital or its Advisory Persons, nor is it a complete expression of Aristotle Capital's Rule 206(4)-7 compliance program, and cannot be relied upon as such. Situations may arise in which the proper course of conduct is not clear. In those situations, and whenever there is a question as to the propriety of a particular course of conduct or the extent to which this Manual or any other Aristotle Capital policy or procedure applies to you and/or your activities on behalf of Aristotle Capital, please do not attempt to resolve the situation yourself. Instead, consult the CCO. Where appropriate, the CCO may refer these questions to outside legal counsel; however, Advisory Persons should not directly contact outside counsel without the prior approval of the CCO.

Given the potential consequences of violations noted above, Aristotle Capital urges all employees to seek guidance with respect to issues that may arise. Determining whether a particular situation may create a potential or apparent conflict of interest and resolving such a conflict may not always be easy. Situations will inevitably arise that require application of this Manual to particular circumstances. Please do not attempt to resolve such questions yourself. Instead, discuss the matter with the CCO.

If a particular transaction or situation does not cause a real or potential conflict of interest, or if Aristotle Capital can establish appropriate safeguards, Aristotle Capital may grant exceptions to this Manual's requirements. Such exceptions must be requested of, and may be granted only by, the CCO or President. However, Aristotle Capital cannot guarantee that it will grant an exception in any particular case. Any exception granted will be documented by the appropriate party along with the reasons therefore.

2 THE ADVISERS ACT AND FIDUCIARY DUTY

The Advisers Act is a federal law that supplements other federal statutes regulating the securities industry by requiring certain investment advisers to register with the SEC and comply with various rules. In general, an "investment adviser" under the Advisers Act is "any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing, or selling securities, or who for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities." Even advisers that are not required to register with the SEC are subject to Section 206, the anti-fraud provision of the Advisers Act. Fundamental to the Advisers Act is the notion that an adviser is a fiduciary to its clients and as a fiduciary is obligated to avoid overreaching or taking unfair advantage of a client's trust and to eliminate or disclose potential conflicts of interest. This fiduciary duty isnot:

•explicitly set forth in the Advisers Act or SEC rules thereunder; or

•the result of an advisory contract (i.e., it cannot be negotiated away).

A fiduciary owes its clients more than just honesty and good faith. A fiduciary must be sensitive to the conscious and unconscious possibility of rendering less than disinterested advice. A fiduciary owes utmost and exclusive loyalty to the client.

2.1ANTI-FRAUD PROVISION OF THE ADVISERS ACT

Section 206 of the Advisers Act, the anti-fraud provision, makes it unlawful for any investment adviser, using the mails or any means or instrumentality of interstate commerce, to:

•employ any device, scheme, or artifice to defraud a client or prospective client;

•engage in any transaction, practice, or course of business which defrauds or deceives a client or prospect;

•engage in principal or agency cross transactions, absent disclosure and consent; or

•engage in any fraudulent, deceptive or manipulative act, practice or course of business.

This Manual contains policies and procedures designed to assist Aristotle Capital in preventing violations of the anti- fraud provision of the Advisers Act.

Items 2, 5, 6, 7 and 12
Must deliver, within 120 days at the end of the Adviser's fiscal year, either: (i) a copy of the current (updated) brochure that includes or is accompanied by the summary of material changes; or (ii) a summary of material changes that includes an offer to provide a copy of the current brochure.
Items 1, 3, 9 and 11
Must amend and file on IARD, a disciplinary event (2A Item 9 or 2B Item 3). Deliver to clients an updated brochure (or a document describing the material facts relating to the amended disciplinary event) or to change material information already disclosed in response to Item 9 of Part 2A or Item 3 in 2B (both "Disciplinary Information").

2.2POLICY: FIDUCIARY DUTY

As a registered investment adviser, Aristotle Capital has a fiduciary duty to every client of the firm. Aristotle Capital places the interests of our clients first in every situation. As part of our fiduciary duty, we acknowledge our responsibility to provide advice that is suitable to our clients' investment objectives, seek best execution of all client transactions absent overriding client direction, and provide full and fair disclosure of all relevant facts and any potential or actual conflicts of interest.

This Manual contains policies and procedures designed to assist Aristotle Capital in meeting its fiduciary duties.

3REGISTRATION

3.1 SEC REGISTRATION

SEC-registered advisers must file Form ADV, Part 1 electronically through the Investment Adviser Registration Depository ("IARD"). SEC-registered advisers are required to file Form ADV Part 2A as part of the annual amendment filing of Form ADV Part 1. ADV Part 2B may also be filed on IARD (Form ADV Part 2A&B are referred to collectively as the "Brochure").

Form ADV must be amended if information provided in response to certain questions becomes inaccurate. The timing of amendments is governed by whether the items to be amended are required to be amended promptly or annually, as set forth below:

1.Amend promptly if the information provided in response to the following items becomes inaccurate for any reason:

PART 1A:

Brochure:

2.Amend promptly if the information provided in response to the following items becomes inaccurate in any material manner:

PART 1A:	Items 4, 8 and 10
Brochure:	Must amend and file on IARD a material change in assets/financial viability (2A Item 18). Deliver to clients an updated brochure (or a document describing the material facts relating to the amended disciplinary event) or to change material information already disclosed in response to Item 18.

3.Amend annually (within 90 days of the adviser's fiscal year-end): Non-material changes to all items in Section 2, above. PART 1A:

Brochure:

Amendments to Part 1 are made on the IARD system. Amendments to the Brochure are made by updating the existing Brochure and maintaining the updated Brochure in Aristotle Capital's books and records and filing on IARD at least annually or if there is a material change to Part 2, as discussed above.

3.2STATE NOTICE FILINGS

The Advisers Act and related rules divide responsibility for the regulation of advisers between the SEC and the states. Section 203A(b)(1) exempts SEC-registered advisers from state laws "requiring registration, licensing or qualification." Section 222 prohibits states from imposing their investment adviser laws (except with respect to anti- fraud provisions) against an adviser that does not have a place of business in the state and has fewer than six clients who are residents of that state. However, states retain authority to, among other things, "require filings, for notice purposes only, of documents to be filed with the Commission; and to require payment of state filing, registration and licensing fees." The North American Securities Administrators Association ("NASAA") and / or the applicable states maintains on its website (http://www.nasaa.org) information regarding which states require SEC-registered advisers to file paper copies of Form ADV Part 2A.

3.3ADVISER REPRESENTATIVE REGISTRATION

SEC registration does not relieve an adviser of the responsibility to register its Investment Adviser Representatives ("IARs") with the various states. However, states may only require registration and/or licensing of IARs who: (1) provide advice to "retail" clients, meaning natural persons other than "qualified clients"; and (2) have a "place of business" within the state. An IAR's place of business is: "(1) an office at which the investment adviser representative regularly provides investment advisory services, solicits, meets with, or otherwise communicates with clients, and (2) any other location that is held out to the general public as a location at which the investment adviser representative provides investment advisory services." Advisers must review IAR registration requirements prior to soliciting business in any state in which its IARs have a "place of business", because the definition of "adviser representative" varies from state to state. In some states, only those who actually provide investment advice must register. In other states, any individual (with a "place of business" in the state) who solicits clients for an adviser must be registered as an IAR. See below, for further discussion of solicitation arrangements.

3.4PROCEDURE: REGISTRATION AND NOTICE FILINGS

The CCO will prepare or direct the preparation of amendments to Form ADV as necessary, including amendments for any state notice filings as required and the payment of any IARD or state notice filing fees. Amendments to Form ADV, must be reviewed by the CCO prior to filing.

As an SEC-registered adviser, Aristotle Capital is not required to register in any state. However, depending on the number of "clients" residing in a given state, Aristotle Capital may be required to make notice filings in that state. States in which Aristotle Capital currently makes notice filings are disclosed in Part 1 of Aristotle Capital's Form ADV. The CCO with the assistance of counsel, as necessary, is responsible for determining whether Aristotle Capital is required to make notice filings or register IARs in any (additional) states and ensuring that such registrations or filings, if required, are completed. If IAR registration is required, Portfolio Managers, securities analysts and/or advisory sales personnel may be required to take certain examinations in connection with such registrations. The NASAA website contains a matrix describing such examination requirements, by state.

Prior to soliciting clients or conducting advisory activities in any state, the CCO will review notice filing and IAR registration requirements in that state. The CCO will ensure that, prior to any conduct of solicitation or other activities on behalf of Aristotle Capital in a state, applicable notice filing and IAR registration requirements are met. The CCO maintains (1) records indicating those states in which Aristotle Capital conducts advisory activities and any steps taken to comply with requirements in each such state, (2) a schedule indicating when renewals or other additional actions must be taken in each such state and (3) a list of clients, by state of residency, to ensure compliance with the state notice filing requirements.

Cross-Reference: A current copy of Aristotle Capital's Form ADV is set forth as Appendix B.

4 DISCLOSURE DOCUMENT

Under Rule 204-3(a), advisers must provide all current and prospective clients with a written disclosure statement (i.e., the Brochure) known as Part 2A&B of Form ADV. Form ADV Part 2A is required to be filed at least annually with the SEC through IARD. In addition to the annual amendment, ADV Part 2 must be kept current, provided to prospective clients, annually provided and/or offered to existing clients and made available during SEC examinations. The major purpose of the Brochure is to inform clients of an adviser's services, fees, business practices, possible conflicts of interest and/or material business relationships with affiliates.

ADV Part 2 requirements include two sub-parts, Part 2A and Part 2B. Part 2A contains 18 disclosure items about the advisory firm that must be included in an adviser's brochure. Appendix 1 contains the requirements for a specialized type of firm brochure - a wrap fee program brochure. Part 2B is known as the "brochure supplement," which includes information about certain advisory personnel on whom clients rely for investment advice. Part 2B contains 6 disclosure items such as information about the educational background, business experience, and disciplinary history (if any) of the supervised persons who provide advisory services to the client. The brochure supplement thus includes information that would not necessarily be included in the firm brochure about supervised persons of the adviser who actually provide the investment advice and interact with the client.

4.1GENERAL PROVISIONS OF THE BROCHURE RULE

Initial Delivery - Rule 204-3(b) states: An investment adviser . . . shall deliver the statement required by this rule to an advisory client or prospective advisory client at or before the time an adviser enters into an advisory contract. Aristotle Capital's client contracts generally contain an acknowledgement of delivery which, as maintained in Aristotle Capital's books and records, serves as proof of delivery.

Amendments/Interim Delivery - It is required that an adviser registered with the Commission annually revise its Form ADV, including its brochure, within 90 days of its fiscal year end.

Advisers must update promptly when any information in the brochures becomes materially inaccurate. In the case of both annual and interim updates, advisers will make changes to their brochures using their own computer systems and then simply file the revised versions of their brochures through IARD.

Advisers are required to deliver an updated brochure (or a document describing the material facts relating to the amended disciplinary event) promptly whenever the adviser amends its brochure to add a disciplinary event or to change material information already disclosed in response to Item 9 of Part 2A.

An adviser that does not include, and therefore file, its summary of material changes as part of its brochure (on the cover page or the page immediately following the cover) must file its summary as an exhibit, included with its brochure when it files its annual updating amendment, so that the summary of material changes is available to the public through IAPD.

In some cases, an adviser filing its annual updating amendment may not have any material changes to make to its brochure. If the adviser has not filed any interim amendments to its brochure since the last annual amendment and the brochure continues to be accurate in all material respects, the adviser would not have to prepare or deliver a summary of material changes to clients. The adviser also would not have to prepare and file an updated firm brochure as part of its annual updating amendment. If there was an interim amendment or the brochure contained a material inaccuracy, however, the adviser would have to file a summary of material changes describing any interim amendment(s) along with an updated firm brochure as part of its annual amendment filing. Although previously filed versions of an adviser's brochures will remain in the IARD system, only the most recent version of an adviser's brochure will be available to the public through the Commission's website.

Annual Delivery - must annually provide to each client to whom they must deliver a brochure either: (i) a copy of the current (updated) brochure that includes or is accompanied by the summary of material changes; or (ii) a summary of material changes that includes an offer to provide a copy of the current brochure. Adviser must make this annual delivery no later than 120 days after the end of its fiscal year. The offer also must be accompanied by a website address and a telephone number and e-mail address for obtaining the complete brochure pursuant to the Instructions for Part 2, as well as the website address for obtaining information about the adviser through IARD. If a client requests the Brochure in writing, based on the annual offer to deliver, the Brochure "must be mailed or delivered within seven days of the receipt of the request." Rule 204-2(c)(4). Advisers may deliver a brochure and summary of material changes or summary of material changes, along with an offer to provide the brochure to clients electronically in accordance with the Commission's guidelines regarding electronic delivery of information.

Recordkeeping – Rule 204-2(a)(14) states that advisers must maintain "[a] copy of each written statement and each amendment or revision thereof, given or sent to any client or prospective client of such investment adviser in accordance with the provisions of Rule 204-3 under the Advisers Act, and a record of the dates that each written statement, and each amendment or revision thereof, was given, or offered to be given, to any client or prospective client who subsequently becomes a client." An adviser choosing to distribute summary of changes with offer to provide full brochure should preserve a copy of the summary of material changes, so that there is access to such separately provided summaries. To the extent that a prospective client is solicited for Aristotle Capital by an outside solicitor under Rule 206(4)-3 ("Cash Solicitation Rule"), a signed and dated acknowledgement from the client of receipt of Aristotle Capital's Brochure and the solicitor's required disclosure document must be maintained in Aristotle Capital's books and records pursuant to Rule 204-2(a)(15).

4.2IDENTIFICATION OF INVESTMENT ADVISORY ACTIVITIES

Item 4 of Aristotle Capital's Brochure identifies the investment advisory services that Aristotle Capital provides. For purposes of Item 4, the term "Investment Supervisory Services" is defined as "giving continuous investment advice to a client or making investments for the client based on the individual needs of the client. Individual needs include, for example, the nature of other client assets and the client's personal and family obligations."7

4.3POLICY AND PROCEDURE: BROCHURE

Aristotle Capital provides current and prospective clients (as well as investors in the Private Funds) with its Brochure in order to comply with Rule 204-3. Such clients and investors are also provided the Brochure (or summary of material changes with offer of brochure) at least annually. At the same time, Aristotle Capital also provides a copy of its Privacy Policy, if required by applicable law. Aristotle Capital reviews its Form ADV (including the Brochure) at least annually to ensure that it accurately reflects all information including advisory services provided. All fees, including updates for any changes to fees, will be disclosed in Aristotle Capital's Form ADV or in the appropriate Private Fund offering document. Additionally, Aristotle Capital may, from time to time, enter into various solicitation arrangements, as disclosed in the Brochure. As indicated above, to the extent that Aristotle Capital's Brochure is delivered by a solicitor, Aristotle Capital receives from the solicitor a signed acknowledgement of delivery from the client. Aristotle Capital includes a summary of its Proxy Voting Policies and Procedures in its Brochure to comply with applicable provisions of Rule 206(4)-6 ("Proxy Voting Rule").

To ensure that all disclosures are accurate, the CCO will review Form ADV, including the Brochure: (1) at least annually; (2) upon any material financial or disciplinary change; (3) upon any material change in business operations; and (4) upon any amendment to Form ADV or other applicable law or rule which might require additional or amended disclosure.

Cross-Reference: A current copy of Aristotle Capital's Form ADV is set forth as Appendix B.

7Rel. No. IA-1000 (Dec. 3, 1985).

5 ADVISORY CONTRACTS

The Advisers Act does not require written advisory contracts. Rather, it prohibits certain elements from being included in advisory contracts and prohibits advisers from entering into any agreement that fails to include certain provisions.8 Advisers with discretionary power or authority with respect to a client's securities and/or funds must make and keep all powers of attorney, or other evidence, granting that authority. Given these requirements, registered advisers generally enter into written agreements with clients.

5.1CONTRACT ISSUES

Investment objectives and/or management style should be either included as part of the client's advisory contract or requested as a supplemental record, such as an investment policy statement. The contract should evidence by acknowledgement that the client has received the Brochure.9

A."Hedge Clauses"

Hedge clauses are prohibited in advisory contracts.10 A hedge clause is any statement or legend which could cause a client to believe that legal rights are given up and a remedy is foreclosed which might otherwise have been available under statutory or common law. However, the SEC staff has permitted a hedge clause in an advisory agreement containing the following modification: "The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws."11 It may also be necessary to reference state securities laws and Employee Retirement Income Security Act of 1974 ("ERISA"), to the extent applicable, when using this statement.

B.Advisory Fees and Valuation

Advisory fees may not be higher than the highest fee described in the Brochure and will be specified in each client's advisory contract. Unearned, pre-paid fees must be refunded upon termination of an advisory contract. No advisory contract may provide for adviser compensation on the basis of a share of capital gains or appreciation of any portion of the client's funds except as permitted by Rule 205-3.12

Aristotle Capital may charge performance based fees as may be described in the applicable investment management agreement. Rule 205-3 allows performance based fees to be charged to certain "qualified clients". Additionally, Section 205(b) exempts contracts: (1) with a business development company, provided certain other conditions are met; (2) with a Section 3(c)(7) company; or (3) with a non-U.S. resident. Rule 205-3 allows performance based fees to be charged to certain "qualified clients" and provides that, with respect to certain pooled investment vehicles (which may include certain of the Private Funds), "each equity owner of any such company (except for the investment adviser entering into the contract and any other equity owners not charged a performance fee) will be considered to be a client for purposes of the rule." When permissible, and as described in the relevant investment advisory agreement, Form ADV, Brochure or Private Fund offering document, Aristotle Capital may charge performance based fees.

8Statutory requirements for advisory contracts:

•Section 205(a)(1) - contracts which provide for compensation based on a share of capital gains upon or capital appreciation of a client's funds or any portion of the funds are generally prohibited;

•Section 205(a)(2) - contracts must contain a provision prohibiting assignment without client consent; and Section 205(a)(3)

-advisers organized as partnerships must notify clients of any change in the membership of the partnership within a reasonable time after the change.

9Each advisory contract should contain, or be preceded or accompanied by, the client's acknowledgement of receipt of a copy of the Brochure.

10See Rel. No. IA-58 (April 10, 1951).

11Auchincloss & Lawrence Inc. (pub. avail. Feb. 8, 1974).

12A provision in an investment advisory contract providing for the return of fees charged in case of an unsatisfactory recommendation would violate Section 205 because the adviser would, in effect, be charging advisory fees only when customers realized capital appreciation as a result of its advice. Robert Reinhart, Jr. (pub. avail. Oct. 21, 1971).

With respect to separate account clients, unless otherwise specified in a particular client contract, Aristotle Capital generally bills the client's custodian quarterly in advance. As discussed below, direct billing of fees to the custodian generally subjects Aristotle Capital to the provisions of the SEC's Rule 206(4)-2 ("Custody Rule"). Fees for the Private Funds are paid as described in the relevant offering and disclosure documents.

C. No Assignment without Permission

All advisory contracts must contain terms to the effect that the contract cannot be assigned by the adviser (within the meaning of the Advisers Act) without client consent. Transfer of more than 25% ownership of the advisory firm may constitute a change in control, and client consent must be obtained. Negative consent may suffice if obtained in accordance with no-action relief granted by the SEC staff.13

D. Client-Directed Brokerage

If the client directs Aristotle Capital to place trades through one or more specified brokers or dealers, that client must acknowledge, if the client hasn't already done so in their client contract, that his or her orders may not receive best execution.

5.2POLICY: ADVISORY CONTRACTS

Aristotle Capital requires a written advisory agreement for all clients. Aristotle Capital has a standard advisory contract for both ERISA and non-ERISA client accounts. Aristotle Capital's client contract contains an acknowledgement of Brochure delivery as well as an acknowledgement of receipt of Aristotle Capital's Privacy Policy. A fee schedule must be included in each executed contract. Signed copies of all investment advisory contracts are maintained in accordance with Rule 204-2 ("Recordkeeping Rule").

Aristotle Capital may serve as an adviser or sub-adviser to a registered investment company governed by a Trust Board of Directors. The CCO will work with Trust counsel to ensure that the advisory contract with the Trust is renewed by the end of the second year of the contract and each year thereafter. The CCO will coordinate with persons responsible before the end of each contract period to consider renewal of the contract. In connection with each renewal, Aristotle Capital will complete a request for information from counsel to the Mutual Fund or Trust Board in advance of the in- person meeting.

Cross-Reference: A copy of Aristotle Capital's standard advisory contract is set forth as Appendix C.

5.3PROCEDURE: SUPPORTING CLIENT DOCUMENTATION

An adviser should require that each new client provide important information needed to establish an investment advisory relationship. Clients should be encouraged to provide written statements of their investment policy, guidelines and restrictions, if any. At the commencement of a client relationship, in addition to the signed contract and acknowledgements described above, Aristotle Capital should obtain copies of documents relevant to each account, including trust or other agreements and powers of attorney, as applicable. Aristotle Capital's policy is to attempt to obtain and maintain supporting client documentation for each client relationship, including each client's financial background and investment objectives. Supporting client information will be obtained during the account opening process for each client. Operations personnel will prepare a new account folder which includes the executed advisory agreement, documentation of client investment policy statement and/or restrictions, and other relevant account opening documents.

When the Adviser is contacted by email or telephone requesting client account information or initiating a wire transfer or

13See Jennison Associates Capital Corp. (pub. avail. Dec. 2, 1985) (initial notice to clients requests affirmative consent to assignment; follow-up letter to clients not responding to first letter within sixty days of mailing states that adviser would continue to provide investment advice under existing agreement subject to client's right to terminate contract and adviser assumes that client has consented to assignment of contract).

check distribution from the client's account to a third-party account, the request will be matched to any standing client instructions and the contact information on record for the client. In the event the request does not match standing client instructions or data, the Adviser will contact the client to request a written confirmation from the client to accompany the verbal request or request a verbal confirmation to a received written request. This policy has been developed to prevent incidents such as wire fraud and identity theft and to protect confidential client information.

Aristotle Capital representatives may meet with clients periodically either in person or by phone. During such meetings, Aristotle Capital should review any specific needs of the client that may affect the investment decisions with respect to the account. To the extent that a client provides changes in their investment objectives or restrictions, the Aristotle Capital representative should document those changes. Supporting documentation with respect to wrap program clients may be provided by the wrap program sponsor, to the extent Aristotle Capital enters into wrap program arrangements.

5.4PROCEDURE: NEW CLIENT PRE-CLEARANCE

Aristotle Capital must verify that potential clients are residents of states where Aristotle Capital is qualified to do business. If a prospect does not reside in a state where Aristotle Capital currently makes notice filings, the CCO will review the notice filing requirements to see if any exceptions (such as institutional or sophisticated investor exceptions) exist. If no such exception exists, the CCO will file an amendment to Form ADV, Part 1 on IARD and pay the applicable state filing fee. The CCO will periodically review the client database to determine whether notice filings continue to be required in each state where notice filings are made and whether any states need to be added.

If the client may participate in Initial Public Offerings ("IPOs"), Aristotle Capital will also confirm that the client is not a Restricted Person according to FINRA 5131 ("New Issues Rule") which generally prohibits FINRA members and their associated persons from, among other things, selling any new issue securities to any FINRA member or other broker-dealer, to any associated person of an FINRA member or other broker-dealer, to any person who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment adviser, or collective investment account, or to certain other restricted persons (collectively, "Restricted Persons"). Clients who are Restricted Persons will not be permitted to participate in those investments. Consequently, if Aristotle Capital invests in new issue securities, Aristotle Capital will separately allocate those investments only to those clients who have indicated that they are not restricted persons.

5.5POLICY: PORTFOLIO COMPLIANCE

Aristotle Capital will manage client portfolios, including the Private Fund and mutual funds, in accordance with any investment objectives, mandates or restrictions ("Portfolio Policies") documented by the client and acknowledged by Aristotle Capital. Such Portfolio Policies may be contained in a client's advisory agreement, a Private Fund's offering documents, or any other communication between Aristotle Capital and the client, or applicable law. Any changes to Portfolio Policies should be made in writing or, if permitted by the terms of the applicable advisory contract, verbally. Verbal changes should be documented by Aristotle Capital personnel after receiving such changes and then included in the client's file. With respect to the Private Funds, Aristotle Capital will similarly retain current copies of each Private Fund's offering documents.

As deemed necessary by the CCO, leverage monitoring may be conducted for any account or investment strategy that is levered. In such cases, the review is typically conducted by members of the trading team and compliance team to ensure that the strategy is in compliance with leverage limits set forth in the relevant investment guidelines.

5.6PROCEDURE: PORTFOLIO COMPLIANCE AND REVIEW

The Portfolio Managers and/or Compliance and the Director of Operations will ensure that all portfolio management decisions comply with relevant Portfolio Policies. Aristotle Capital will maintain current records of such Portfolio Policies and make them available to personnel involved in making and executing portfolios decisions. The Portfolio Managers are expected to be aware of all Portfolio Policies and to consult the Portfolio Policies as necessary when making investment decisions for client accounts.

Aristotle Capital's client portfolios are reviewed by its Portfolio Manager and/or Compliance and the Director of Operations. Aristotle Capital's investment personnel construct portfolios and select securities to meet the risk/reward profile of each account and monitor each client account no less frequently than quarterly. Relevant Portfolio Policies may be found in: (1) Private Fund offering documents or (2) separate account documentation.

Aristotle Capital utilizes portfolio compliance software to monitor portfolios for restrictions, cash levels and specific strategy limitations. The management and assignment of restrictions in the system is the responsibility of Compliance personnel only. Specific operational procedures related to this software is set forth in Appendix N of thisManual.

Cross-Reference: Aristotle Capital's Portfolio Monitoring Procedures are set forth as Appendix N.

6 PRIVATE FUND COMPLIANCE

The Private Funds offered by Aristotle Capital rely on various exemptions to avoid registration with U.S. regulatory authorities such as the SEC. Aristotle Capital's Access Persons14 must be aware of these exemptions and ensure that Aristotle Capital and any Aristotle Capital Private Funds abide by their terms.

6.11940 ACT PRIVATE FUND EXEMPTIONS

Under the Investment Company Act of 1940 ("1940 Act"), any issuer that: (1) is or holds itself out as being engaged primarily, or proposes to engage primarily in the business of investing, reinvesting, or trading in securities; (2) is engaged or proposes to engage in the business of issuing face amount certificates of the installment type, or has been engaged in such business, or has any such certificate outstanding; or (3) is engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities, and owns or proposes to acquire investment securities having a value exceeding 40% of the value of each such issuer's total assets (exclusive of government securities and cash items) on an unconsolidated basis, must register under, and be subject to all applicable provisions of, the 1940 Act as an "investment company" unless it meets certain enumerated exclusions or exemptions. The Private Funds meet the statutory definition of "investment company" but are exempted from most of the substantive and registration requirements of the 1940 Act by either Section 3(c)(1) or Section 3(c)(7) of the 1940Act.

Section 3(c)(1) exempts those funds whose outstanding securities (other than short-term paper) are beneficially owned by not more than 100 persons and which are not making and do not propose to make a public offering of their securities.

Section 3(c)(7) exempts those funds whose securities are owned exclusively by persons who are (and who were at the time of acquisition of those securities) "qualified purchasers" and which are not making and do not propose to make a public offering of their securities. Qualified purchasers are those individuals and entities having above a threshold level of "investments." With respect to natural persons, as well as family companies and trusts, this threshold is $5 million (for married persons, the amount of the person's investments may be aggregated with those of his or her spouse). With respect to other entities, the threshold level is $25 million and can be aggregated with the accounts of other qualified purchasers on whose behalf the entity invests.

Section 3(c)(1) and Section 3(c)(7) each require that any offering of the fund's securities be a "private offering." Most unregistered funds meet this requirement by complying with Rule 506 of Regulation D (Rules 501 through 508 under the 1933 Act). Generally, to meet the terms of Rule 506 of Regulation D, purchasers must be "accredited investors".15

14Access Persons include: (1) officers of the Adviser; (2) any Supervised Person of the Adviser who (a) has access to nonpublic information regarding any Client's purchase or sale of securities, or portfolio holdings of any Client; or (b) is involved in making securities recommendations to Clients or has access to such recommendations that are nonpublic; and (3) any other person who the CCO determines to be an Access Person. Contact the CCO for the most current copy of the Access Person List.

15Although up to 35 non-"accredited investors" may participate in a Regulation D offering under Rule 506, most Section 3(c)(1) funds require that all purchasers be accredited. With respect to Section 3(c)(7) funds, persons that meet the "qualified purchaser" requirement are almost invariably "accredited investors."

Regulation D offers eight categories of persons who may be considered to be "accredited investors":

(1)Financial Institutions such as banks, savings and loans, insurance companies, registered investment companies, public business development companies, and certain employee benefit plans;

(2)Private Business Development Companies as defined by Section 202(a)(22);

(3)$5 Million Entities which may be constituted as corporations, 501(c)(3) tax exempt organizations, Massachusetts or similar business trusts or partnerships, provided that the entity was not "formed for the specific purpose of acquiring the securities being offered";

(4)Issuer Insiders such as directors, officers or general partners of the issuer or of the issuer's general partner;

(5)Wealthy Persons whose net worth at time of purchase (either individually, or jointly with a spouse) exceeds $1 million exclusive of the value of their primary residence;

(6)High Salaried Persons whose individual annual income exceeded $200,000 in each of the two most recent years or whose joint income with their spouse exceeded $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

(7)$5 Million Trusts provided that (a) the trust was not formed for the specific purpose of acquiring the securities being offered and (b) the trust's purchase is directed by a "sophisticated person"; and

(8)"Accredited Investor" Entities all of whose equity owners are themselves accredited investors.

Non-U.S. Persons that acquire an interest in any offshore fund need not be "qualified purchasers" or "accredited investors." Such sales must meet the terms of Regulation S under the 1933 Act.

Other requirements of Regulation D that must generally be met to ensure that a fund meets the private offering requirement include making certain required disclosures to purchasers, filing Form D with the SEC (and, depending upon the circumstances of the offering, various states), limiting the ability of purchasers to resell the securities and, most importantly, refraining from general solicitations or advertisements.

"Knowledgeable employees" of a fund or of the fund's "affiliated management person" (e.g., its adviser) may invest in the fund without meeting the definition of "qualified purchaser" (for 3(c)(7) funds) or counting towards the fund's 100 person limit (for 3(c)(1) funds). A "knowledgeable employee" is (1) an executive officer, director, trustee, general partner or advisory board member (or a person serving in a similar capacity) or (2) an employee (other than one performing solely clerical, secretarial or administrative functions) who, in connection with his or her regular functions or duties, participates in the fund or adviser's investment activities; provided that such person has performed those (or substantially similar) functions on behalf of the fund or adviser (or similar organization) for at least 12 months. This exception also applies to any person who (1) was a knowledgeable employee at the time his or her interest in the fund was acquired (but is no longer a knowledgeable employee), (2) is a company owned exclusively by knowledgeable employees or (3) received interests originally acquired by a knowledgeable employee through a transfer meeting the terms of Rule 3c-6 under the 1940 Act (typically as a result of gift or bequest or pursuant to a legal separation or divorce). Prior to any investment in a Private Fund by an employee, the CCO will determine whether that employee is a "knowledgeable employee" or otherwise is eligible to hold an interest in the applicable fund.

6.2QUALIFIED CLIENTS

As discussed above, investment advisers generally may not accept performance-based fees except as provided under Section 203(b) and Rule 205-3. Any Private Fund (other than a Section 3(c)(7) fund) that charges performance-based fees must either ensure that its investors are "qualified clients" or, to the extent that any investor is not a "qualified client", ensure that those investors are not charged performance based fees. Under Rule 205-3, "qualified clients" include:

•natural persons or companies having $1,000,000 in assets under management with the investment adviser (inclusive of assets subject to the performance fee);

•natural persons or companies having net worth in excess of $2.1 million (may be aggregated with a spouse's assets) or which meet the definition of "qualified purchaser" at the time the contract is entered into; indebtedness secured by the primary residence up to the estimated fair market value of the residence at the time the investment advisory contract is entered into may not be included as a liability (except that if the amount of such indebtedness at the time of the calculation exceeds the amount outstanding 60 days before entering into the contract.) Indebtedness that is secured by the residence in excess of the estimated fair market value of the residence must be included as a liability; or

•knowledgeable employees, as described generally above.

Private Fund subscription agreements are designed to elicit information necessary for Aristotle Capital to form a reasonable belief that each investor is a "qualified client".

6.3PRIVATE FUND OFFERING DOCUMENTS AND MARKETING

Private Funds may not "make or propose to make public offerings" of their securities. Thus, Advisory Persons must take special care when soliciting investment in the Private Funds. Any solicitation activities – including any request for interviews or responses to any media inquiries about the Private Funds – and all Private Fund marketing materials must be approved by the CCO. The CCO is responsible for ensuring that any written marketing materials meet applicable legal and regulatory requirements, including that such information be "fair and balanced" and not "false or misleading". Additionally, unless approved in advance by the CCO, Advisory Persons must have a pre-existing relationship with any persons solicited to invest in a Private Fund.

Subject to these requirements, Aristotle Capital employees may perform solicitation services on behalf of the Private Funds but, in doing so, are reminded that these activities may bring them within the definition of "broker" under the 1934 Act. However, Rule 3a4-1 under the 1934 Act (the "Issuer Exemption") is commonly relied upon by advisers to unregistered funds to allow their employees to participate in sales of fund securities by, for example, marketing the fund, without being a "broker".

Although the Issuer Exemption is only a safe harbor (which means that a failure to comply with all of the terms of the rule does not necessarily require the conclusion that the individual in question will be deemed to be a "broker"), Aristotle Capital and its employees who participate in the sale of Private Fund securities are expected to comply with the terms of the Issuer Exemption. Thus, Aristotle Capital employees participating in solicitation activities:

(1)must not be subject to "statutory disqualification" as defined by Section 3(a)(39) of the 1934 Act;

(2)may not directly or indirectly receive "commissions" or similar transaction-based remuneration;

(3)must not be an "associated person of a broker or dealer" as defined by the Issuer Exemption; and

(4)must either: (a) primarily perform other substantial duties on behalf of Aristotle Capital, have not been a broker- dealer or an associated person of a broker-dealer within the preceding year, and limit his or her participation in solicitation activities to once every 12 months; or (b) restrict his or her participation to preparing written communications that have been approved by an officer, director or partner of Aristotle Capital, responding to inquiries by a potential purchaser (which responses should be limited to information contained in the relevant Private Fund's private placement memorandum) or performing ministerial or clerical functions related to soliciting.

If an Advisory Person has any questions with respect to permissible solicitation activities, he or she is encouraged to contact the CCO.

To avoid inadvertently making a "public offering" of a Private Fund or offering an interest in a Private Fund to an investor that does not meet the appropriate standard (e.g., "accredited investor", "qualified client" or "qualified purchaser"), Aristotle Capital controls the distribution of Private Fund offering materials. Private Fund offering documents each contain a caption to the effect that the document is for the use of the specific recipient only and should not be redistributed. Each such offering document provided in paper form is numbered with a unique code. Aristotle Capital maintains a "Private Funds Offering Document Log" that identifies, with respect to each Private Fund: (1) the name of any individual who received offering documents; (2) the code number(s) associated with those offering documents; and (3) the date on which such documents were delivered.

Aristotle Capital may also provide potential investors with Private Fund offering documents electronically in PDF format via email. Distribution of Private Fund offering documents to investors is tracked in a log. Aristotle Capital personnel shall authorize the distribution of offering documents. All private placement memoranda, marketing materials and investor communications are reviewed periodically by the CCO.

6.4INVESTOR INFORMATION

All investments in a Private Fund must be documented by a written subscription agreement. Subscription documents the Private Funds are designed to: (1) elicit proof that investors meet "accredited investor", "qualified client", "qualified purchaser" and "qualified eligible person" standards, as applicable; (2) ensure that the particular Private Fund is suitable for the investor; and (3) allow Aristotle Capital and the Private Fund to meet applicable anti-money laundering laws, rules and regulations.

Each subscription agreement is reviewed and approved by the CCO before the related investment is accepted. The form of the required subscription agreement is included in the subscription documents prepared for each Private Fund and additional information regarding certain types of entity investors, and particular issues relating thereto, is available from the CCO.

From time to time, the CCO will review all (or a representative sample of all) investor files to ensure that executed subscription agreements are complete and any other necessary documents and information have been provided to Aristotle Capital. Additionally, the CCO will monitor the investor composition of the Private Funds to ensure that thresholds with respect to ERISA investors (generally, if 25% or more of the interests in any class of a Private Fund are held by "benefit plan investors", the fund will be considered to be a Plan Asset Fund and will be subject to certain provisions of ERISA) are not crossed or, if they are crossed, that appropriate action is taken to ensure compliance with relevant requirements imposed upon such funds.

Information contained in subscription agreements is generally considered to be private and confidential and may be disclosed to outside parties only in conformity with Aristotle Capital's confidentiality and privacy policies or as required by applicable law.

7 TRADING AND VALUATION

Registered advisers generally must trade in accordance with procedures developed to ensure that the adviser, among other things, seeks best execution of client orders and fairly allocates blocked orders among its clients. While advisers have fairly broad discretion to tailor policies to their specific operations, advisers must disclose potential material conflicts of interest and any procedures implemented to prevent these conflicts.

7.1ARISTOTLE CAPITAL'S TRADING POLICIES AND PROCEDURES

Aristotle Capital, as an investment adviser and a fiduciary to its clients, places clients' interests first and foremost. Aristotle Capital's policies and procedures with respect to trading prohibit unfair trading practices and require Aristotle Capital to disclose and avoid any conflicts of interest or resolve such conflicts in the client's favor. Aristotle Capital makes investment decisions for each strategy but adheres to each client's investment objectives and restrictions. Its investment personnel are familiar with the objectives and restrictions of all accounts for which they are responsible.

Aristotle Capital makes the following disclosures, as appropriate, with respect to trading: (1) discussion of actual or potential conflicts of interest related to brokerage arrangements; (2) whether brokerage is directed by the client or by Aristotle Capital; (3) Aristotle Capital's policy for allocating orders and transaction opportunities between clients; and how Aristotle Capital's decisions with respect to trading practices affect client fees and/or expenses. Aristotle

Capital discloses its trading policies and practices in its Form ADV Part 2 and in other appropriate disclosure documents.

Aristotle Capital is responsible for establishing and periodically reviewing its trading practices. Appropriate personnel meet periodically but not less than quarterly to review Aristotle Capital's trading practices (including trade allocation, best execution, error correction and soft dollar practices). These persons review Aristotle Capital's trading policies and procedures and recommend changes to applicable Aristotle Capital policies and procedures, as necessary. Persons attending these meetings generally include Chief Investment Officer ("CIO"), CCO, Chief Risk Officer, President, and Director of Trading.

7.2TRADING AHEAD, "SCALPING" AND RELATED ACTIVITIES

Advisers and their associated persons should not acquire securities, recommend such securities to clients in anticipation of prices rising due to client purchases and then sell their securities at a profit, or otherwise trade in securities for their own accounts contrary to recommendations made to clients. Further, Aristotle Capital's portfolio managers will not increase or decrease a position or engage in buy and sell transactions in an effort to artificially inflate the value or performance or otherwise misrepresent the holdings of a client's portfolio ("portfolio pumping" or "window dressing").

The CCO monitors transactions and holdings reports submitted by Aristotle Capital employees as required by Aristotle Capital's Code of Ethics to ensure compliance.

7.3PRINCIPAL TRANSACTIONS / JOINT TRANSACTIONS

Aristotle Capital does not engage in principal transactions and does not anticipate doing so. Principal transactions are governed by Section 206(3) involve securities transactions in which the adviser has a proprietary interest in the securities being traded. Principal transactions must be disclosed to the client in writing prior to the completion of the transaction and written client consent must also be obtained. Consent may be obtained after execution, but prior to settlement, of the transaction.16 In the event that a situation develops that might involve a principal transaction, legal counsel will be consulted prior to the transaction.

7.4AGENCY CROSS TRANSACTIONS

Aristotle Capital does not typically engage in agency cross transactions and does not anticipate doing so. Agency cross transactions are also governed by Section 206(3) and involve securities transactions in which an adviser acts directly (or through an affiliate) as the client's adviser and as broker for the person on the other side of the transaction. In the event that a situation develops that might involve an agency cross transaction, the CCO is responsible for coordinating with the appropriate trading desk and portfolio manager to ensure that any such transaction is disclosed to the relevant clients prior to the transaction and to ensure that Aristotle Capital obtains client consent prior to completion of the transaction.

When cross trading, Aristotle Capital would follow written Policies and Procedures for Cross Trading. Cross-trades may pay a commission split between participating accounts. In no event, however, may any managed ERISA account participate in any agency cross transaction or non-agency cross transaction.

Aristotle Capital generally will not cause a Private Fund in which Aristotle Capital or its affiliates have significant ownership interest, if any, to engage in cross-transactions with other advisory clients, including mutual fund clients.

7.5POLICY: TRADING ERROR CORRECTION

A "trade error" is generally any transaction resulting in client funds being committed to unintentional transactions. Trade errors can result from a variety of situations involving portfolio management, trading and settlements. It is the

16See Rel. No. IA-1732 (July 17, 1998), clarifying SEC opinion in In the Matter of Piper Capital Management, Inc., Rel. No. IA-1435 (Aug. 11, 1994).

adviser's responsibility to evaluate each error and to ensure that it is corrected by the appropriate party. Aristotle Capital's policy is to identify and correct trading errors, of a more than de minimis amount, affecting any account as expeditiously as possible.

Losses due to performance of investments properly selected for an account are not trade errors. Types of trading errors include, but are not limited to:

•transposing an order (e.g., buying instead of selling);

•purchasing or selling unintended securities or unintended amounts of securities;

•entering a transaction to the wrong account;

•purchasing or selling securities that are not appropriate for an account;

•selling a security a client does not own; and

•entering an order at the wrong price.

Because a trade error generally results in client money being at risk, the following guidelines generally apply:

•Any error which results in a gain accrues to the benefit of the account in which the error was made; and

•Any error which results in a direct loss will be reimbursed to the account in which the error was made.

7.6PROCEDURE: GENERAL TRADE ERROR CORRECTION

Aristotle Capital investment personnel are responsible for reviewing all accounts for which they order trades to determine that the transactions entered are correct and are correctly entered. When a trade error is discovered, the following procedures must be followed:

•Report the error as soon as possible upon discovery to the CCO and CRO.

•When reporting errors, describe the type of error committed (e.g., excess purchase, incorrect purchase, account overdraft) and its cause, if known (e.g., portfolio manager, trader, settlements).

•The CCO and CRO, along with trading personnel and/or the portfolio manager for the account, will determine the appropriate method for correcting the error. Such methods may include, but are not limited to, the following:

o Selling excess securities at current market prices and reimbursing the account for the difference between the purchase and sale prices in the event of a loss;

o For accounts custodied at any broker maintaining "error accounts" for Aristotle Capital, if sale of the excess securities would result in a loss, the excess securities are swept into an error account and that broker bills Aristotle Capital for the loss;

o Purchasing securities erroneously sold and reimbursing the account for the difference between the sale and repurchase prices in the event of aloss;

o Reallocating misallocated trades to the appropriate account and reimbursing each affected account for any loss; and

o Reimbursing account overdrafts by check.

•Aristotle Capital may net gains and losses in a single account if errors in the account resulted in both gains and losses.

Trading will complete and submit to the CRO the Trade Error and Resolution Form. The form will be reviewed and signed by CRO and CCO. If the amount of reimbursement for an error is in excess of $10,000, the CEO's signature will be required. Compliance will keep a record of the trade error documentation and include it as part of the discussion in the next Trade Practices Committee Meeting.

The CCO will ensure that the appropriate corrective action (including any appropriate reimbursement) is taken promptly after discovery of the error and will document the error and its correction for inclusion in Aristotle Capital's books and records as required by applicable law. If there is any trade error affecting a mutual fund managed by or sub-advised by Aristotle Capital, Aristotle Capital will promptly notify the fund's CCO to ensure that the error is properly identified and remedied for the affected mutual fund.

Cross-Reference: Aristotle Capital's Trade Error and Resolution Form is set forth as Appendix L.

7.7POLICY AND PROCEDURES: TRADE AGGREGATION AND ALLOCATION

There are no specific statutory provisions or rules adopted under the federal securities laws applicable to trade aggregation or allocation. Rather, as a matter of fiduciary duty, advisers must ensure that, when aggregating and allocating securities transactions, participating clients are treated in a fair and equitable manner. All clients participating in an aggregated order must be treated fairly. Aggregation must be consistent with an adviser's duty to seek best execution and the terms of the adviser's investment advisory agreement with each client for which trades are being aggregated.

Advisers may not allocate trades in such a way that their personal, proprietary or affiliated accounts receive more favorable treatment than their clients' accounts. Similarly, advisers may not favor certain performance-based or other accounts with "hot issues" or allocate profitable trades at each day's end so as to disproportionately favor certain clients without appropriate disclosure.17

In making investment decisions for the accounts, securities considered for investment by one account may also be appropriate for another account managed by Aristotle Capital. On occasions when the purchase or sale of a security is deemed to be in the best interest of more than one account, Aristotle Capital may, but shall not be obligated to, aggregate or "block" orders for the purchase or sale of securities for all such accounts to the extent consistent with best execution and the terms of the relevant investment advisory agreements. Such combined or "blocked" trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges.

Aristotle Capital may combine orders for the purchase and sale of securities on behalf of investment advisory clients, including mutual fund clients18, including accounts and collective investment vehicles in which Aristotle Capital or its associated persons might have an interest, subject to the following conditions:

•fully disclose aggregation policies to all clients;

•do not favor any advisory account over any other managed account;

•give individual investment advice to each account;

•each participating account receives the average sales price for each trading day;

•combine trades only if consistent with duty to seek best execution and with the terms of the relevant clients' investment advisory agreements;

•the adviser receives no additional compensation as a result of the aggregation;

•specify the participating accounts and the relevant allocation method as part of the preparation of an aggregated order; and

•in the case of mutual fund clients do so in accordance with the portfolio limitations and affiliated transactions restrictions included in Section 20 of this Manual

Aggregation of transactions will occur only when Aristotle Capital believes that such aggregation is consistent with Aristotle Capital's duty to seek best execution and best price for clients and is consistent with Aristotle Capital's investment advisory agreement and portfolio monitoring responsibilities with each client, including mutual fund clients, for which trades are being aggregated. Directed brokerage clients may be unable to participate in blocked transactions. This fact, and the consequences thereof, is generally disclosed to clients through Aristotle Capital's Brochure and client contracts. The procedures to implement this policy are summarized below and set forth in detail in Appendix L.

Aristotle Capital generally will not aggregate trades for clients that have limited Aristotle Capital's brokerage discretion or other client accounts that it manages to the extent that those clients have directed their brokerage to a particular broker-dealer. Orders for such clients will generally be aggregated only with similar clients and allocated in the same manner as described above. The same manual process described above will be implemented for these accounts if random allocation would result in a partial fill for the last account selected.

17In re McKenzie Walker Investment Management, Rel. No. IA-1571 (July 16, 1996).

18SEC No-Letter, SMC Capital, Inc., Pub. Avail September 5, 1995 and SEC Staff No-Action Letter, Preztel & Stouffer, Pub. Avail. December 1, 1995.

Aristotle Capital may include proprietary accounts (including Private Funds in which Aristotle Capital or its affiliates have significant ownership interests, if any) in such aggregate trades subject to its duty of seeking best execution and to its Code of Ethics.

A.Trade Aggregation and Allocation Procedures

Initial Trade Determination. Aristotle Capital is responsible for selecting investments for each account, reviewing orders to ensure that account restrictions are being followed, and that the account has sufficient available cash to purchase the securities in question. If Aristotle Capital determines to buy or sell the same security on behalf of more than one account, Aristotle Capital may, but is not obligated to, place an aggregated order for such accounts in order to obtain best execution. Subject to compliance with Aristotle Capital's Code of Ethics, in those instances when an employee has obtained prior clearance to trade a security, and there is an outstanding order for the same security on behalf of accounts, the transactions will be aggregated, with the employee order occurring at the same time and at the same price as client orders; provided, however, that in such circumstance all bunched orders for accounts will be filled in their entirety before the employee order is filled.

1.Initial Trade Allocation Must Be Made on Order Management System ("OMS"). Before entering an aggregate order, the Portfolio Manager must specify to trading the targeted percentage of each client account that the Portfolio Manager is instructing the trader to increase or decrease in a specific security (the "initial target allocation").

2.Trade Tickets. When a decision is made to purchase or sell the same securities simultaneously for more than one account, Aristotle Capital may aggregate several contemporaneous client trade orders for a specific security into a block order. Aristotle Capital shall determine allocation of block trades before entering into thetransaction.

3.Allocation of Executed Aggregated Orders. When an aggregated order is filled in its entirety, each participating client account will participate at the average share price for the aggregated order, and transaction costs shall be shared pro rata based on each client's participation in the aggregatedorder.

i.Pro Rata Allocation: If an entire order is filled it must be allocated according to the initial target allocation. If an order cannot be completely filled, the partial fill will be allocated pro rata to all accounts that participated in the aggregated order, subject to rounding to achieve round lots, based upon the initial target allocation requested for each account participating in the aggregated order unless a reasonable exception should apply. Each account participating in a particular aggregated or "bunched or bundled" trade will receive the share price with respect to that aggregated order or, as appropriate, the average share price for all executed bunched trades on that trading day.

ii.Non-Pro Rata Allocation: Aristotle Capital may allocate on a basis other than pro rata, if, under the circumstances, such other method of allocation is reasonable, does not result in improper or undisclosed advantage or disadvantage to other accounts, and results in fair access over time to trading opportunities for all eligible managed accounts. For example, Aristotle Capital may identify investment opportunities that are more appropriate for certain accounts than others, based on such factors as investment objectives, style, risk/return parameters, regulatory and client restrictions, tax status, account size, sensitivity to turnover, available cash and cash flows. Consequently, Aristotle Capital may decide it is more appropriate to place a given security in one account rather than another account. Other non-pro rata methods include rotation allocation and random allocation. Alternative methods of allocation are appropriate, for example, when the transaction size is too limited to be effectively allocated pro rata among all eligible accounts. Except as discussed below, any allocation of partially filled orders on a non-pro rata basis must be approved by Compliance.

iii.Deviation from Proposed Trade Ticket Allocation: Partially filled orders should be allocated pro rata. An executed order may be allocated on a basis different from that specified in the trade ticket if all accounts of clients whose orders were aggregated receive fair and equitable treatment and the reason for such different allocation is documented and reviewed by the CCO. If trading personnel believe best execution for client accounts will best be served by not allocating partial orders on a pro rata basis then trading must bring their recommendation to the attention of compliance personnel prior to allocating the trades. If compliance personnel (after repeated attempts using email and telephone) are unavailable to authorize the allocation, trading personnel will allocate the partial trade they believe best represents best execution. Trading personnel will document the trade accordingly and email the documentation to both CCO and the CIO outlining the rationale for the trade allocation deviation.

iv.Justified departure from Initial Trade Allocation: Examples of when departing from the initial allocation may be appropriate (and when non-pro rata allocations may be justified):

A.Each client would receive an odd lot or piece that is too small to make a meaningful impact in any one client's account, in which case allocations may be rounded to the nearest 100 shares.

B.Client withdraws cash from account during the businessday.

4.New Issues. Accounts that are eligible to purchase shares in IPOs because such purchases are consistent with their stated investment objectives may participate in aggregated orders for shares in IPOs, provided that the account holder is not a "restricted person" under the FINRA's New Issues Rule (FINRA Rule 5131). Allocation of anyshare received will be made on a pro rata basis based on the initial amount requested for each account participating in the aggregate, subject to rounding to achieve round lots. Small fills may be allocated on a basis other than pro rata in accordance with the procedures above. Aristotle Capital will verify that accounts participating areeligible.

5.Recordkeeping. The CCO oversees maintenance of the required trading records for client accounts. For each aggregated order, the books and records of Aristotle Capital will separately reflect the securities bought, sold and held by each account. All such records will be maintained in accordance with the applicable book and recordkeeping provisions of the Advisers Act and the rules thereunder.

6.Disclosure. Aristotle Capital will fully disclose its policies for aggregation and allocation of transactions in its Brochure.

7.Compliance Monitoring. The CCO shall have primary responsibility for monitoring compliance with these policies and procedures. The CCO or designee will perform a daily review of trading from the previous business day.

i.Compliance follows specific procedures for completing its review as detailed in Appendix L to this Manual.

ii.Any exceptions to Aristotle Capital's trade policies or procedures will be documented and reviewed with Trading. Any violation of Aristotle Capital's policies will be resolved and documented.

iii.If a company from the U.S. Treasury Department's Office of Foreign Asset Control ("OFAC") Specially Designated Nationals ("SDN") list has been purchased for any client account, the impacted client will be immediately notified.

iv.If Compliance determines that there are consistent deviations from pro rata allocation, a temporary pre-approval process for trade allocations will be established until confidence can be restored that trading is being conducted in compliance with existing policies and procedures. Individuals responsible for breach of compliance policies and procedures will be included in the documentation of the exception and appropriate action will be taken at the discretion of the CCO and in consideration of the circumstances of the exception(s).

v.The CCO shall periodically monitor and review Aristotle Capital's allocation/aggregation policies and procedures as set forth in Appendix L.

8.Trade Rotation Policy. In instances where several client accounts, including mutual fund clients, are to be traded in the same securities, the adviser shall utilize a rotation of accounts to be traded either by client account or by groups of clients who may be grouped by broker relationship. In other words, in an effort to avoid the same clients or groups of clients always being the first to be traded in instances such as model changes or rebalancing, for example, the list would rotate so that a different client or group of clients on the list would trade first each time the occasion arises. More detailed procedures and worksheets are outlined below and in detail in Appendix L.

i.Block trades are traded by rotation in accordance with a block rotation spreadsheet maintained by Trading. A separate Block Rotation spreadsheet is maintained for each strategy.

ii.Free Business (trade to any broker) and Directed Business are included in the rotation.

iii.Generally speaking, Unified Management Account ("UMA") programs managed by Aristotle Capital are notified of any model changes after all other non-program client accounts are traded and there is a rotation followed among the UMA programs. UMA programs meeting certain trading criteria and communication requirements may be included in the rotation with all other non-program clients.

iv.In order for trading to deviate from Aristotle Capital's existing trade rotation policy such as exclude an account or over allocate an account, approval from Compliance is necessary.

v.More detailed compliance procedures related to trade rotation are detailed in Appendix L to this Manual,

7.8PRE-TRADE SECURITY SCREEN

For any new security being purchased in a client portfolio, Trading will perform a search to verify if the company is on the international sanctions list. The company name will be run through the U.S. Treasury Department's OFAC SDN list of sanctioned entities and the search results included in the daily trade packet. Exceptions will be reported to Compliance for further investigation. Compliance will discuss findings with the portfolio management team to discuss any restrictions that may be placed on investment in the security and any steps that may need to be taken if the purchase was to add to an existing position and it is found to be match to the SDN list.

7.9CLIENT-DIRECTED BROKERAGE

In circumstances where a client seeks to direct the use of a certain broker-dealer, Aristotle Capital insists that such direction be provided by the client in writing, either as part of the contract or by separate instruction. Trades for a client that has directed use of a particular broker or dealer may be placed at the end of blocked trading activity for a particular security. Accordingly, directed transactions may be subject to price movements, particularly in volatile markets, that may result in the client receiving a price that is less favorable than the price obtained for the blocked order. Under these circumstances, the direction by a client of a particular broker or dealer to execute transactions may result in higher commissions, greater spreads, or less favorable net prices than might be the case if we were empowered to negotiate commission rates or spreads freely, or to select brokers or dealers based on best execution. Additionally, if a client directs brokerage, Aristotle Capital will periodically review the price and quality of execution received from the broker to whom transactions are directed.

To inform clients of the limitations of client-directed brokerage with respect to best execution, Aristotle Capital's Brochure discloses: that Aristotle Capital may be unable under those circumstances to negotiate commissions or to obtain volume discounts; that there may be a disparity in commission charges among clients; and any potential conflicts of interest arising from brokerage firm referrals. Aristotle Capital also discloses that directed transactions may not be combined or "blocked" for execution purposes with orders for the same securities for other accounts Aristotle Capital manages and may be placed at the end of blocked trading activity for a particular security.

To the extent that Aristotle Capital has been properly directed by a client to place trades through one or more specified brokers or dealers, that client must acknowledge that his or her orders may not receive best execution.

When Aristotle Capital accepts client-directed brokerage with respect to ERISA accounts it will do so in a manner in compliance with ERISA. In order to enter into client-directed brokerage arrangements without violating ERISA:

•the cash rebate, goods or services provided by the selected broker to the plan must be for a purpose that exclusively benefits the plan and must be goods or services for which the plan otherwise would be obligated to pay;

•the amount paid must be reasonable, and the portfolio manager must have obtained best execution;

•the broker must document any rebating arrangement and provide confirmations which disclose that a portion of the commission was returned to the plan; and

•the portfolio manager and the broker must have a system of controls and records to ensure that one client's account is not disadvantaged in order to fund a rebate to another client.

As an adviser or sub-adviser to a mutual fund, Aristotle Capital will not direct brokerage transactions of the mutual fund as compensation, incentive or reward for the promotion or sale of shares of the mutual fund in accordance with Rule 12b-1(h) of the 1940 Act.

7.10POLICY AND PROCEDURES: BEST EXECUTION AND COUNTERPARTIES SELECTION

Advisers have a fiduciary obligation to seek to obtain "best execution" of clients' transactions under the circumstances of the particular transaction. Advisers must "execute securities transactions for clients in such a manner that the clients' total cost or proceeds in each transaction is the most favorable under the circumstances."

To seek to achieve best execution, an adviser may block client orders. If block trading is not available, clients may pay higher commissions as a result.

Aristotle Capital has adopted specific procedures which detail the manner in which Aristotle Capital seeks to obtain best execution of client transactions. Determinations as to which counterparty (or "broker or dealer") may be used to execute any given transaction are made by Aristotle Capital's Trade Practices Committee.

A.Selection of Counterparties

Aristotle Capital has established procedures as set forth in Appendix M for adding and evaluating counterparties used for trading in client accounts. Included are procedures for:

•Gathering specific due diligence documentation to support the selection;

•Documentation of the review in the form of a checklist and approval sign off which covers the following selection criteria:

o General Execution Capabilities

o Research/Access to senior management of existing or potential Aristotle Capital investments o Access to Broker-Dealer's trading algorithms (Electronic Trading Access)

o Unique trading expertise or specialty (country, sector, and/or security) o Lowest cost provider

o Access to underwriting offerings o Other (will need to articulate)

o Client Directed Broker/Commission Recapture

•Mandating certain capital requirements or additional due diligence if capital requirements are not able to be met;

•Determining specific status levels for the counterparty or assigning restrictions as necessary;

•Identifying any potential conflicts of interest;

•Internal controls to ensure that only approved counterparties are used, any restrictions on those counterparties are entered into Aristotle Capital's systems (or otherwise monitored); and

•Ongoing review as part of its Trading Practices Committee meetings

•Restrictions and Trade Limitations

In selecting broker-dealers, Aristotle Capital may place limitations on broker-dealers to be added to Aristotle Capital's Approved Broker List. A broker-dealer will either be approved with no specific limitations or with specific limitations as noted on the initial broker-dealer review checklist. Broker-dealers in this category are restricted usually due to the broker-dealer's regulatory reported net capital relative to Aristotle Capital's minimum but can also be in the restricted category based on a specific specialty such as a particular sector or market expertise. Broker-dealers in the restricted category are limited to $10 Million of notional pending trades at any one time. This limit will be reviewed and updated as necessary.

B.Best Execution

In executing trades for clients, Aristotle Capital will at all times seek to obtain the most favorable terms for each transaction reasonably available under the circumstances. In placing brokerage, Aristotle Capital will consider the full range and quality of services including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness. Aristotle Capital's goal, when evaluating whether best execution is obtained, is to exercise reasonable, good faith judgment to select counterparties such as broker-dealers who will consistently provide best execution.

In general, Aristotle Capital's starting point for determining whether best execution is received is an evaluation of the price at which transactions are executed, commission rates, total costs across a range of broker-dealers, depending upon the nature of the product and the market.

Aristotle Capital considers the following factors, among others, to be relevant in determining whether best execution is being obtained from counterparties:

•Execution Capability – including the price, speed, quality, costs and certainty of execution. Aristotle Capital recognizes that a broker-dealer may have different execution capabilities with respect to different types of securities. In evaluating execution capability, Aristotle Capital may consider the character of the market for a particular security, the size and type of transaction, the number of primary markets that are checked and the broker-dealer's:

o speed of execution;

o ratio of complete versus incomplete trades; o ability to minimize costs;

o reliability in executing trades, keeping records, accounting for and correcting trade errors; o access to primary markets and quotation sources;

o familiarity with and knowledge of the primary markets; o access to underwriting offerings and secondary markets; o clearance and trade settlement history;

o ability to engage in after-hours and cross-border trading, when required;

o ability to handle high-volume transactions without undue market impact; and o ability to handle large trades in securities with limited liquidity

•Soft Dollar Services – including research (whether prepared by the broker-dealer or prepared by a third- party and provided to Aristotle Capital by the broker-dealer) and execution services within the Section 28(e) safe harbor, as discussed below.

•Responsiveness and Financial Responsibility – including creditworthiness and any other factors that may affect Aristotle Capital's confidence in the counterparties' stability. Aristotle Capital will not execute transactions through any counterparty that is unwilling to provide complete and timely disclosure of its financial condition upon Aristotle Capital's reasonable request. Among the factors Aristotle Capital may consider with respect to responsiveness and financial responsibility are:

o adequacy of capital in relation to that of other broker-dealers;

o willingness and ability to maintain quality services despite volatile or unusual market conditions; o willingness to accommodate Aristotle Capital's special needs;

o ability to accurately prepare confirmations; and

o willingness and ability to commit capital by taking positions in order to complete trades.

•Other Factors – Aristotle Capital may also consider factors it deems relevant to best execution based on

Aristotle Capital's needs and business models including:

o integrity and ability to maintain the confidentiality and/or anonymity of the client and/or Aristotle Capital;

o quality of communication links between the broker-dealer and Aristotle Capital; o adequacy of information provided to Aristotle Capital by the broker-dealer;

othe ability to provide ad hoc information or services such as suggestions that improve the quality of trade executions, proprietary research, third-party research, visits with research analysts, access to broker-dealer staff and access to issuers and their "road shows";

ouse of ECNs and ATSs;

oability to execute unique tradingstrategies; o ability to execute and settle difficulttrades;

oability to handle client-directed brokerage arrangements; o ability to implement step-outs;

o ability to execute and account for and commission recapture programs; and o ability to participate in underwriting syndicates.

Documentation. CFO/COO will work with the Compliance Department to document counterparty due diligence as part of initial and annual reviews. A counterparty due diligence form is included in Appendix M.

Review. Aristotle Capital periodically evaluates and reviews its best execution quality, practices and procedures as well as its arrangements with counterparties in general. The review process includes relevant personnel who interact with broker-dealers, compliance personnel. The counterparty review procedures are set forth in Appendix M.

In conducting the review, Aristotle Capital will consider information it gathers from Neovest, broker-dealers, commission reports, along with such other information as the CFO/COO, in his discretion, should he choose to collect.

In order to assess best execution separate from the feedback received by Trading, Aristotle Capital conducts an independent review of its securities trading for execution quality. Evaluation of broker execution quality for client trades is included in a detailed report using Neovest, which provides analysis of trading in several key areas. This report is prepared specifically for Aristotle Capital by Neovest at least quarterly or upon request.

The Adviser makes and keeps appropriate records regarding how it selects broker-dealers and of the periodic review described above. These records may include: list of approved broker-dealers and counterparties and broker-dealer financial statements. Such records are maintained in accordance with the general book and recordkeeping rule under the Advisers Act.

At least annually, the CFO/COO in coordination with the CIO reviews the selection and review of counterparties used and the continued appropriateness and effectiveness of Aristotle Capital's best execution procedures. Additionally, Aristotle Capital's Trade Practices Committee will review the Approved Broker List during the quarterly meeting.

7.11POLICY: SOFT DOLLARS

Aristotle Capital does not maintain formal soft dollar arrangements consisting of accumulation of credits which would be used to pay for products and services covered under the safe harbor provided by Section 28(e) of the Exchange Act. Aristotle Capital may receive certain benefits from broker-dealers it uses to execute client trades where proprietary research is provided as a result of commissions paid. When receiving services under these circumstances, Aristotle Capital does so consistent with the safe harbor provided by Section 28(e). Aristotle Capital will not enter into any agreement or understanding with any broker-dealer which would obligate Aristotle Capital to direct a specific amount of brokerage transactions or commissions in return for such services.

Aristotle Capital may pay more than the lowest commission rate available to brokers whose proprietary research, services, execution abilities, or other legitimate and appropriate services are particularly helpful in Aristotle Capital's investment decision making process. As part of this determination, Aristotle Capital recognizes some brokerage firms are better at executing some types of orders than others. Thus, it may be in the best interest of the clients to utilize a broker whose commission rates are not the lowest, but whose executions result in lower overall transaction costs. The overriding consideration in selecting brokers for executing portfolio orders is the maximization of client returns through a combination of controlling transaction and securities costs and seeking the most effective uses of brokers' research and execution capabilities.

Brokerage and research services received may include, among other things, reports on the economy, industries, sectors, individual companies or issuers, statistical information, accounting and tax law interpretations, political analyses, reports on legal developments affecting portfolio securities, information on technical market action, credit analyses, risk measurement analysis, performance analysis, credit analyses, risk measurement, and analyses of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and occasional meetings with securities analysts.

As such, in paying more than the lowest commission rate available, Aristotle Capital evaluates whether the service provided by the broker:

•(i) consists of advice, analyses or reports containing substantive content with respect to appropriate subject matter(s) or (ii) is sufficiently related to the effectuation, clearance or settlement of a transaction and is provided and/or used during the time period commencing when Aristotle Capital communicates with the relevant broker-dealer for the purpose of transmitting an order for execution and concluding when the funds or securities are delivered or credited to the advised account;

•provides lawful and appropriate assistance to Aristotle Capital in carrying out its relevant responsibilities to client accounts; and

•is acquired for an amount of client commissions which is reasonable in relation to the value of the service.

A.Monitoring and Review Procedures

The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based primarily on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other investors of comparable size and type. Aristotle Capital may select broker-dealers based on its assessment of their ability to provide quality executions and its belief that the research, information and other services provided by such broker-dealer may benefit client accounts. It is not possible to place a dollar value on the special executions or on the research services Aristotle Capital receives from dealers effecting transactions in portfolio securities. Accordingly, broker-dealers selected by Aristotle Capital may be paid commissions for effecting portfolio transactions for client accounts in excess of amounts other broker-dealers would have charged for effecting similar transactions if Aristotle Capital determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker-dealers, viewed either in terms of a particular transaction or Aristotle Capital's overall duty to its discretionary accounts.

As part of its periodic trading practices review, Aristotle Capital will include an evaluation of research services provided by certain brokers with regard to the broker's execution quality and commission received. The review process includes relevant personnel who interact with broker-dealers, compliance personnel and confirmation from investment personnel of the value of the research received.

Research obtained with soft dollars may be utilized by Aristotle Capital for accounts other than the account that generated the soft dollars. Aristotle Capital does not usually attempt to allocate the relative costs or benefits of research among accounts because it believes that, in the aggregate, the research it receives assists Aristotle Capital in fulfilling its overall duty to its clients. It should be noted that the value of research cannot be measured precisely and commissions paid for research services certainly cannot always be allocated to clients in direct proportion to the value of the services to each client. Aristotle Capital does not usually attempt to allocate the relative costs or benefits of research among client accounts because it believes that, in the aggregate, the research it receives benefits clients and assists Aristotle Capital in fulfilling its overall duty to its clients.

7.12POLICY: VALUATION

In general, Aristotle Capital relies on custodians and third-party pricing services with respect to portfolio valuations but may, in the rare instance it may be needed, use an internal "fair value committee" to price portfolio securities. Aristotle Capital typically values each client's portfolio for purposes of fee billing in accordance with the Aristotle Capital Valuation Procedures and, it if is determined that a particular security should be "fair valued," the value assigned that security will be used for other client's portfolios. If market quotations are not readily available for a security, Aristotle Capital's Pricing Committee will "fair value" that security as described in the Valuation Procedures. However, to the extent that a client contract specifies alternative arrangements with respect to valuation, those arrangements will apply. Third parties may provide or assist in providing valuations.

The CCO periodically reviews valuations assigned to portfolio securities to ensure that the valuation procedures were properly followed and to determine whether an appropriate valuation was reached using those procedures. The CCO may recommend changes to the valuation procedures or to pricing services utilized if the CCO deems it appropriate.

Cross-Reference: Valuation Policies and Procedures are set forth as Appendix D.

7.13POLICY AND PROCEDURES: SIDE-BY-SIDE MANAGEMENT

Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities. As stated in section 7.7 (A) 8 above, Aristotle Capital seeks to mitigate conflict related to trade allocation through its trade rotation procedures.

With regard to portfolio selections and the different positions that Aristotle Capital's Portfolio Managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due a preference for one class over another among client portfolios. A portfolio could end up owning both classes. Aristotle Capital manages a strategy that includes a long/short component. In this case, the long/short component would be in line with the hedge on the position. However, it is acknowledged that a separate strategy could be long only in the same security which could pose a conflict.

Monitoring and Review. Compliance will periodically compile a list of short positions and compare to holdings in long only strategies. The review will consistent of an analysis of transaction dates for the securities in question and review of performance of the security and the portfolios involved. Exceptional findings will be discussed with the portfolio manager and appropriate action to mitigate conflict will be taken.

7.14POLICIES AND PROCEDURES: LEVERAGE REVIEW

Certain strategies may use leverage, which may increase the investment risk. To mitigate this risk, Aristotle Capital implements the following risk controls:

1.The CCO or designee conducts periodic risk reviews to evaluate the suitability for each advisory client invested in the strategy;

2.The CCO or designee monitors leveraged portfolios on a periodic basis; and

3.Aristotle Capital requires portfolio managers managing leveraged strategies to complete relevant training at least annually.

8ADVERTISING

8.1 THE ADVERTISING RULE

Investment adviser advertising is regulated primarily under Rule 206(4)-1 ("Advertising Rule"). The Advertising Rule defines the term "advertisement" to include any notice, circular, letter or other written communication addressed to more than one person (or any notice or other written announcement in any publication or by radio or television) which offers, among other things, "any investment advisory service with regard to securities." Marketing materials related to Aristotle Capital Private Funds may be considered to be advertisements for purposes of the Advertising Rule and should conform to its requirements, as they have been interpreted by the SEC and its Staff. The Advertising Rule further provides that it shall constitute a fraudulent, deceptive or manipulative act, practice or course of business for any investment adviser to publish, circulate, or distribute any advertisement which, among other things:

•refers, directly or indirectly, to any testimonial;

•refers, directly or indirectly, to past specific recommendations;

•represents, directly or indirectly, that any graph, chart, formula or other device being offered can, in and of itself, be used to determine which securities to buy or sell, or when to buy or sell them (unless sufficiently qualified);

•contains any statement to the effect that any report, analysis, or other service will be furnished for free or without charge, unless such report, analysis or other service actually is or will be furnished entirely for free and without any condition or obligation, directly or indirectly; or

•contains any untrue statement of a material fact, or which is otherwise false or misleading.

8.2PAST SPECIFIC RECOMMENDATIONS

As noted above, unless certain specific conditions are met, an adviser may not advertise its "past specific recommendations". To ensure compliance with this requirement, Aristotle Capital will not name any specific issuer in any advertisement unless:

•Aristotle Capital complies with the requirements of Rule 206(4)-1(a)(2): i.e., either lists, or offers to furnish a list of, each recommendation made during the immediately prior one-year period together with detailed information about each recommendation; or

•Aristotle Capital complies with relevant SEC Staff no-action relief.

•Aristotle Capital may provide a partial list of recommendations if: (1) securities are selected for inclusion based on objective, non-performance related criteria; (2) the same selection process is used in subsequent periods;

(3) profits or losses attributable to any specific security listed are not discussed; and (4) appropriate supporting records are maintained.19

•Aristotle Capital shows an equal number of outperforming securities to an equal number of underperforming securities so that those securities which have contributed most positively to a representative account's performance are balanced with an equal number of holdings that contributed most negatively to the representative account's performance presented in a chart format where best and worst holdings are shown on the same page with equal prominence and in close proximity to the performance data. Information about the calculation, measurement period, how to obtain the calculation methodology, each holding's contribution to the overall account's performance must be disclosed as part of the chart's information. Recordkeeping will include criteria used to select the specific securities list in each Chart (such as the calculation), a list showing the contribution of every holding in the representative account to the overall account's performance during the measurement period and supporting data necessary to demonstrate the calculation of the chart's contribution analysis and to show the appropriateness of the holdings included in the chart. 20

•Aristotle Capital may include information about past specific recommendations in certain types of materials not deemed advertisements for purposes of those sections of the Advertising Rule that limit the use of past specific recommendations and testimonials.21 These materials include:

o oral communications other than those in radio or television broadcasts;

o written communications in response to unsolicited requests by a client, prospective client or consultant for specific information about Aristotle Capital's past specific recommendations provided to: (1) the requesting client, prospective client or consultant; (2) a single consultant on behalf of multiple clients; or (3) several consultants; and

o written communications to Aristotle Capital's existing clients, provided that the purpose of the communication is not to offer advisory services.

8.3 ADVERTISING PAST PERFORMANCE

A performance advertisement is deemed fraudulent if it:

A.fails to disclose the effect of material market or economic conditions on the results portrayed (for example, an advertisement stating that the accounts of the adviser's clients appreciated 25% in value without disclosing that the market generally appreciated 40% during the same period);

B.includes some model or actual results that do not reflect the deduction of advisory fees, brokerage or other commissions, and any other expenses that a client would have paid or actually paid. In certain one-on-one presentations, performance results may be presented on a gross basis if at the same time the client receives in writing:

19See Franklin Management Inc. (pub. avail. Dec. 10, 1998).

20Investment Advisers Act of 1940 Section 206(4) and Rule 206(4)-1(a)(2) The TCW Group, Inc., No-Action Letter dated November 7, 2008.

21See Investment Counsel Association of America (pub. avail. Mar. 1, 2004).

1.disclosures that the performance figures do not reflect the deduction of investment advisory fees;

2.disclosure that the client's return will be reduced by the advisory fees and any other expenses it may incur in the management of its investment advisoryaccount;

3.disclosure that the investment advisory fees are described in the adviser's Brochure; and

4.a representative example (table, chart, graph, or narrative) which shows the effect on performance that investment advisory fees, compounded over a period of years, could have on the total value of a client's portfolio.

C.fails to disclose whether and to what extent the results portrayed reflect the reinvestment of dividends and other earnings; suggests or makes claims about the potential for profit without disclosing the possibility of loss;

D.compares model or actual results to an index without disclosing all material facts relevant to the comparison;

E.fails to disclose any material conditions, objectives, or investment strategies used to obtain the results portrayed; or

F.fails to disclose prominently, if applicable, that the results portrayed relate only to a select group of the adviser's clients, the basis on which the selection was made, and the effect of this practice on the results portrayed, if material.

8.4RECORDS OF PERFORMANCE INFORMATION

The recordkeeping rule requires advisers to keep all of their advertisements and any document necessary to form the basis for performance information in advertisements ("supporting records"). The adviser must keep advertisements and supporting records for five years from the end of the fiscal year in which the advertisement was last published or otherwise disseminated. All documents necessary to form the basis for performance calculation should be kept for all years since inception.

The SEC staff will not review or approve adviser advertisements prior to use. Whether any particular advertisement is false or misleading will depend upon the particular facts and circumstances surrounding its use. The burden of determining what is "false or misleading" is on the adviser.

8.5USE OF ARTICLES FROM NEWS MEDIA

The SEC staff takes the position that bona fide unbiased third-party reports generally are not prohibited by Rule 206(4)-1(a)(1), which prohibits the use of testimonials by an adviser. However, using such reprints is subject to Rule 206(4)-1(a)(5), which makes it a violation for an adviser to publish an advertisement that contains any untrue statement of a material fact or is otherwise misleading.

8.6POLICY: ADVERTISING

Aristotle Capital does not typically utilize general advertising for the investment advisory services offered by Aristotle Capital. However, Aristotle Capital may produce marketing materials for use in one-on-one presentations or responses to requests for proposals. Additionally, Aristotle Capital's website may contain information that the SEC would deem to be an advertisement.

8.7PROCEDURE: ADVERTISING

Aristotle Capital seeks to ensure that any advertisements or other marketing materials comply in all respects with the Advisers Act and rules and interpretations thereunder. Consequently, any communication that may be deemed an "advertisement" (including all written communications with clients or potential clients) must be reviewed by the CCO prior to being distributed, unless it is a routine redistribution of previously approved materials. The CCO may request review by legal counsel of any advertisement. Therefore, Aristotle Capital associates should allot sufficient time for review in planning any "marketing" projects. Legal counsel is required to provide written approval of any advertisement it reviews. This approval is placed in Aristotle Capital's files together with a copy of the relevant advertisement and maintained by the CCO. Aristotle Capital's CCO will review performance advertisements to ensure that all required disclosures are made and that information presented is accurate and not misleading.

8.8POLICY AND PROCEDURES: SOCIAL MEDIA

Aristotle Capital and its employees may use social media to provide information about its advisory services. Social media communications on behalf of or related to Aristotle Capital are subject to the rules promulgated under the Advisers Act, as amended. Therefore, the following policies and procedures must be followed in order to ensure that communications used in social media by firm personnel on behalf of the firm are reviewed and approved before use and are monitored on an ongoing basis.

Social media sites, for the purposes of these policies and procedures, include, but are not limited to social and business networking sites, blogs, chat rooms, wikis, news groups, virtual/online communities and similar web-based outlets. Each employee using social media for business purposes is reminded that Aristotle Capital's compliance policies and procedures set forth in this Manual and Aristotle Capital's Code of Ethics apply to each employee's content, conduct and activities in social media.

Review and Approval. An employee who wishes to create a business networking presence on a social media site which markets Aristotle Capital, posts information about Aristotle Capital's services or otherwise seeks prospects or potential clients for Aristotle Capital, must gain approval using the form attached here as Appendix K.

This form must be reviewed and approved before any activity or presence is established related to Aristotle Capital on a social media website. Any material changes to content or profiles must go through the review and approval process before changes are made.

Contact Information: Employees utilizing a social media site for business use must use their business email address associated with Aristotle Capital. You may not use personal email addresses, pseudonyms or other references unrelated to Aristotle Capital to conduct business on behalf of Aristotle Capital. Any contact information included in the profile or viewed on the site will be clearly identified showing the employee's first and last name along with Aristotle Capital's business contact information.

Downloads: Employees may not download software or certificates which are necessary for social media use unless the social media site has been approved as part of the Review and Approval process above.

Privacy: Information about Aristotle Capital's portfolio holdings, trading activities, clients, funds or any other confidential information related to Aristotle Capital and its business may not be posted or communicated through any social media. Further, Aristotle Capital's insider trading policies and procedures apply to any communication through any social media. Please refer to Section 18 for Aristotle Capital's privacy policy and procedures and Section 17 for Aristotle Capital's insider trading policies and procedures.

Content: Employees are reminded that Aristotle Capital's presence and communications in a social media environment is subject to Rule 206(4)-1 of the Investment Advisers Act of 1940. Further, the content and communications must be professional, transparent, respectful, courteous and otherwise in line with typical Aristotle Capital content and communications used elsewhere. Employees are further reminded that all firm policies related to harassment, ethics and loyalty apply to use of social media.

The content may not include:

•Performance data (figures, charts, tables, etc.) of Aristotle Capital, including client portfolio performance or performance of any of Aristotle Capital's strategies

•Any post, comment or quote that could be construed as a testimonial or endorsement by a third-party of the Adviser

•Any false or misleading information

•Any guarantee or promise of positive returns or risk-free investments

•Any mention or comparison to another Adviser

•Overstatement or embellishment of employee's title, work experience, education/credentials or job responsibilities

•Any firm marketing or advertising materials (even if they are approved for marketing purposes)

•Anything threatening, disparaging, discriminatory or hostile

•Non-business related or inappropriate photographs, recordings, images or clip art

•Copyrighted materials, including, but not limited to publications, white papers, newsletters, brand names and logos

•Rumors or speculation about a person, company or organization

•Political views or preferences

•Anything of a sexual nature

•Links to sites or content that would be in contravention of these guidelines

Please refer to Section 8 of this Manual for further detail on the advertising policies and procedures of Aristotle Capital.

Clients and Prospects: If contacted through a social media outlet by a client or prospect, the employee should respond using their normal business communications such as by phone or via business email.

Media contacts: The CCO may designate media inquiries to be handled by its media relations firm. Employees may not respond directly or accept requests for interviews, comments or provide materials to a media representative without approval from the CCO.

Monitoring and Recordkeeping. Records of the content for each site or media used will be maintained as part of Aristotle Capital's required books and recordkeeping. The CCO may also periodically monitor employee's social media pages.

Annual Certification. Upon employment, and annually thereafter, employees will certify either: 1) that they are not using social media for business purposes or on behalf of Aristotle Capital, or 2) that their business activities on behalf of Aristotle Capital using social media are according to these policies and procedures.

Cross-Reference: Aristotle Capital's Social Media Use Certification is set forth as Appendix K.

9CASH SOLICITATION

9.1 THE CASH SOLICITATION RULE

Payment of referral fees by a registered adviser to persons who solicit advisory clients is permitted only in accordance with Cash Solicitation Rule. The adviser must be registered under the Advisers Act and the solicitor cannot be a "bad boy" (i.e., no convictions, etc. with respect to securities activities). The adviser and the solicitor must enter into a written agreement. No further requirements apply to solicit for advisory services. A solicitor who is a partner, employee, etc. of the adviser (or an affiliate) must disclose such status to clients at the time of the solicitation or referral.

The adviser should also notify the solicitor as to those states in which the solicitor may solicit the adviser's services. Many states have regulations that govern solicitors and generally define an investment adviser representative as any individual who solicits the adviser's services. Therefore, in many states, individual solicitors are required to register as investment adviser representatives of the adviser for whom they are soliciting or of another adviser with which the adviser for whom they are soliciting has a solicitation agreement.

9.2POLICY AND PROCEDURES: REFERRAL FEES

Aristotle Capital currently maintains solicitation arrangements under which certain persons and entities may be compensated, directly or indirectly, for referring clients. Arrangements may have been entered into with independent third-parties, including banks, brokerages and other types of financial institutions. Such arrangements are entered into in accordance with the terms and conditions of the Cash Solicitation Rule. For solicitors or advisory services, all of the following conditions apply:

A.The written agreement with the Aristotle Capital:

1.describes the solicitation activities and any related compensation;

2.obligates the solicitor to comply with the Aristotle Capital's instructions, the Advisers Act and related rules;

3.obligates the solicitor to provide the client with: (i) the Aristotle Capital's Brochure; and

(ii)a separate disclosure document which discloses the following:

a.the solicitor's and Aristotle Capital's names;

b.nature of the relationship between solicitor and Aristotle Capital, including any affiliation;

c.statement that solicitor is to be compensated by Aristotle Capital and the terms and description of compensation; and

d.the amount, if any, which will be charged to the client in addition to the advisory fee, as well as other fee information, if applicable.

B.Prior to, or at the time of, executing an advisory contract, Aristotle Capital must receive a signed and dated acknowledgment from the client evidencing receipt of the Aristotle Capital's Brochure and the solicitor's disclosure document. The acknowledgement will be retained by Aristotle Capital in compliance with Advisers Act Rule 204-2(a)(15).

The amount of the compensation paid for the referrals varies and may include either fixed or annual fees or may depend upon the total amount of the assets referred and ultimately managed by Aristotle Capital. Clients are advised of the nature of these arrangements prior to the time of the referral and required disclosures will be made in Aristotle Capital's Brochure. Aristotle Capital maintains a written arrangement with each solicitor and payment records for fees paid to solicitors.

10 FINANCIAL AND DISCIPLINARY INFORMATION

10.1DISCLOSURE REQUIREMENT

Rule 206(4)-4 requires advisers with investment discretion or custody (or those which require prepayment of fees of more than $500 per client, six or more months in advance) to disclose:

•a "precarious financial condition" - a financial condition that is "reasonably likely to impair the adviser's ability to meet contractual commitments to clients," which generally includes insolvency or bankruptcy; and

•facts about any legal or disciplinary event "material to an evaluation of the adviser's integrity or ability to meet contractual commitments to clients involving the adviser or its management persons."

Aristotle Capital monitors both its financial condition and any legal or disciplinary actions against it or its affiliates. Aristotle Capital will disclose any such matters concerning the firm, its management persons, its advisory representatives and any affiliated entities as are required by Form ADV and Rule 206(4)-4. Further, it is Aristotle Capital's policy that any associated or management persons are required to report any relevant personal financial or disciplinary matters to the CCO.

11 BOOKS AND RECORDKEEPING REQUIREMENTS

Aristotle Capital expects timely, accurate and honest reporting of all business information including all books, records and communications. Failure to do so can result in client dissatisfaction, lost revenue, costly penalties, increased expenses and poor business decisions. The CCO is responsible for ensuring compliance with recordkeeping requirements.

Applicable laws and regulations establish, and Aristotle Capital enforces, the following requirements with regard to record keeping and communication:

•Financial statements and all books and records on which they are based must accurately reflect all applicable transactions;

•All disbursements of funds and all receipts must be properly and promptly recorded;

•Undisclosed or unrecorded accounts may not be established for any purpose;

•No false or artificial statements or entries may be made for any purpose in Aristotle Capital's books and records or in any internal or external correspondence, memoranda or communication of any type, including telephone, wire or electronic communications;

•Retention of information and data must be timely and completed in accordance with legal requirements and operational policies and procedures; and

•Falsification of business documentation, whether it results in personal gain or not, is never permissible.

Penalties for violations can be severe for the employee involved as well as for Aristotle Capital.

11.1REQUIRED RECORDS

Rule 204-2 of the Advisers Act contains a detailed listing of those records required to be kept by advisers. Rule 31a- 1 of the 1940 Act contains a detailed listing of those records required to be maintained by registered investment companies, such as mutual funds. Aristotle Capital may provide investment advice to mutual fund clients and will be required to maintain records according Rule 204-2 of the Advisers Act and Rule 31a-1 of the 1940 Act. Required records must be kept for not less than six years from the end of the fiscal year during which the last record entry was made. Records relating to the most recent two years must be kept at the office of the adviser; records for the remaining time may be kept in any "easily accessible place," and may be preserved on microfilm or computer, provided they are safeguarded, easily accessible and reproducible. All organizational and governing documents of the adviser (corporate articles, partnership agreements, by-laws, etc.) must be kept at the adviser's principal place of business until three years after the termination of the adviser's enterprise.

All SEC-registered advisers must keep true, "current" and accurate books and records as follows:

A.General Records (required of all advisers)

•Journals, including: cash receipts and disbursement records; and any other records of original entry forming the basis of entries in any ledger.

•General and auxiliary ledgers (or comparable records) reflecting: asset; liability; reserve; capital; income and expense accounts.

•A memorandum of each order given by the adviser to buy or sell any security or of instructions received by the adviser regarding the purchase, sale, receipt or delivery of any security, showing: (a) any modification or cancellation of the order or instruction; (b) the terms and conditions of the order, instruction, modification or cancellation; (c) the identity of the person who recommended the transaction to the client and of the person who placed the order; (d) the account for which the order was entered and the date of entry; (e) the identity of the bank, broker or dealer by or through whom the order was executed (where appropriate);22 and (f) designation of orders entered pursuant to use of a discretionary power.

•All check books, statements, canceled checks and cash reconciliations of the firm.

22Where an adviser may execute orders as agent or principal, the memorandum should reflect the capacity in which the adviser executed the order.

•	All bills or statements (or copies thereof), paid or unpaid, relating to the business of the adviser assuch.

•All trial balances, financial statements, and internal audit working papers.

•Originals of all written communications received (including complaint letters) and copies of all written communications sent relating to: (a) recommendations or advice given or proposed to be given; (b) any receipt, disbursement, or delivery of funds or securities; and (c) the placing or execution of any purchase or sell order. However, (i) unsolicited market letters and similar communications of general public distribution not prepared by or for the investment adviser are not be required to be kept; and (ii) any notice, circular or other advertisement offering any report, analysis, publication or other investment advisory service sent to more than ten persons, does not generally require a record of the persons to whom it was sent, although a copy of the notice and a description of any address list and its source must be kept.

•A list (or other record) of all discretionary accounts ("discretionary power" does not include discretion as to the price at which or the time when a transaction is or is to be effected, if, before the order is given by the investment adviser, the client has directed or approved the purchase or sale of a definite amount of the particular security).

•Powers of attorney, and other documentation evidencing discretionary powers, or copies thereof.

•All written agreements (or copies thereof) with clients (and others relating to firm business).

•Copies of each notice, circular, advertisement, newspaper article, investment letter, bulletin or other communication that the adviser circulates or distributes, directly or indirectly, to ten or more persons (other than persons connected with the investment adviser). If the communication recommends the purchase or sale of a specific security and does not state the reasons for a recommendation, the adviser must have a background memorandum stating them.

•Personal Securities Trades. A record of every transaction in a security in which the investment adviser or any "supervised person"23 has, or acquires, any direct or indirect beneficial ownership, except (a) transactions effected in any account over which neither the investment adviser nor any advisory representative of the investment adviser has any direct or indirect influence or control; and (b) transactions in securities which are direct obligations of the United States, banker's acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt instruments, including repurchase agreements, or shares issued by registered open-end investment companies. The record must state the title and amount of the security involved; the date and nature of the transaction (i.e., purchase, sale or other acquisition or disposition); the price at which it was affected; and the name of the broker, dealer or bank with or through whom the transaction was effected. Transactions must be recorded not later than thirty days after the end of the calendar quarter in which the transactions were effected. An investment adviser will be considered to have made the record required if the adviser receives and keeps in an easily retrievable format a broker trade confirmation, account statement or other record within thirty days after the end of the calendar quarter which contains all the information required by this section.

•All accounts, books, internal working papers and any other records or documents that are necessary to form the basis for or demonstrate the calculation of performance or rate of return of managed accounts or securities recommendations in any notice, circular, advertisement, newspaper article, investment letter, bulletin or other communication directly or indirectly circulated or distributed by the firm to ten or more persons (not including persons connected with the firm). With regard to managed accounts, it is sufficient to maintain all account statements, if they reflect all debits, credits and other transactions in a client's account for the period of the statement, and all worksheets necessary to demonstrate the calculation of performance or rate of return.

•A copy of each written Brochure (and each amendment or revision) given or offered to be given to present or prospective clients, with a record of the dates on which the statement, as amended or revised, was given or offered to be given.

•All written "acknowledgements of receipt" obtained from clients, and copies of disclosure documents

23Section 202(a)(25) of the Advisers Act defines "supervised person" as "any partner, officer, director (or other person occupying a similar status or performing similar functions), or employee of an investment adviser, or other person who provides investment advice on behalf of the investment adviser and is subject to the supervision and control of the investment adviser." This statutory term is used in new Rule 204A-1 to replace the term "advisory representative", formerly included in Rule 204-2(a)(12) and (13) to establish the advisory personnel subject to personal securities transaction reporting requirements. See Final Rule: Investment Adviser Code of Ethics, Rel. No. IA-2256 (July 2, 2004) ("Adopting Release"). Effective August 31, 2004, Rule 204A- 1 must be implemented by all registered advisers no later than January 7, 2005.

delivered to clients by solicitors.

•A copy of the adviser's policies and procedures that are in effect, or at any time within the past five years were in effect, and any records documenting the adviser's annual review of those policies and procedures.24

B.Records Required for Advisers Rendering Investment Supervisory or Management Services

•Records showing separately for each client: securities purchased and sold; and the date, amount and price of each purchase or sale.

•For each security in which any client has a current position, the adviser should be able to furnish "promptly" information as to the name of the client and the current amount or interest of such clients.

C.Records Required for Advisers having Custody

•Journals or other records showing purchases, sales, receipts and deliveries of securities (including certificate numbers) for such accounts and all other debits and credits to such accounts.

•Separate ledger accounts for each client for whom the adviser has custody showing all purchases, sales, receipts and deliveries of securities (including dates and prices) and all debits and credits.

•Copies of transaction confirmations.

•Records for each security in which a client for which the adviser has custody has a position (including client's name, amount or interest of the client and location of the security).

D.Records Required for Advisers Voting Proxies

•Copies of all proxy voting policies and procedures.

•A copy of each proxy statement that the investment adviser receives regarding client securities.25

•A record of each vote cast by the investment adviser on behalf of a client.26

•A copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

E.Records Required for Advisers to Registered Investment Companies

Aristotle Capital may provide investment advice to mutual fund clients and will be required to maintain records according Rule 204-2 of the Advisers Act and Rule 31a-1 of the 1940 Act. This detailed listing is included as Appendix I.

11.2RECORD RETENTION (INCLUDING EMAIL)

Aristotle Capital's policy is to ensure that all required records are maintained in the manner required by the Recordkeeping Rule. Aristotle Capital's books and records are maintained by the CCO. As part of the Annual Review of Aristotle Capital's compliance program, the CCO will survey Aristotle Capital's books and records to ensure that required records are being maintained and may dispose of any records which are not required (or which are no longer required) to be kept.

24Effective October 5, 2004, the first annual review must be completed within 18 months of the adoption of the adviser's written policies and procedures adopted under Rule 206(4)-7. See Final Rule: Compliance Programs of Investment Companies and Investment Advisers, Rel. No. IA-2204 (Dec. 17, 2003) at Section III.

25This requirement may be satisfied by reliance on a third-party (provided the adviser has obtained an undertaking from the third-party to supply a copy of the proxy statement promptly upon request) or reliance on the SEC's EDGAR system.

26This requirement may be satisfied by reliance on a third-party (with the same undertaking described above).

As noted above, records may be kept in electronic form. Aristotle Capital employees may conduct business by email only through systems maintained by Aristotle Capital. Additionally, although employees may be permitted to use such systems to send and receive emails not related to Aristotle Capital's business, employees are reminded not to include anything in an email which may be inappropriate to themselves or to the firm. Aristotle Capital maintains an email archiving and review platform which captures all incoming and outgoing email of the firm. Periodically, the CCO will review a sample of archived emails to ensure that all required records are properly captured. Aristotle Capital provides new employees with training and/or documentation with respect to the use of computer systems (including email) and will supplement this with additional instruction as warranted.

Cross-Reference: Aristotle Capital's Books and Records is set forth as Appendix I.

12 REPORTING REQUIREMENTS OTHER THAN FORM ADV

Aristotle Capital has certain regulatory filing and disclosure requirements it must meet in addition to the Form ADV disclosure. Compliance personnel oversee the process for identifying and preparing any necessary filings and ensuring that the filings and reports are made within required deadlines.

12.1SCHEDULE 13D

Any person who acquires beneficial ownership of more than five percent of a class of any U.S. registered equity security with more than an investment return purpose in owning the security must, within ten days after the acquisition, file a Schedule 13D. For example, if Aristotle Capital is attempting to recommend a board member or otherwise has control intent, a Schedule 13D is appropriate. Schedule 13D must be filed with the SEC and sent to the issuer of the security and to each exchange on which the security is traded. SEC-registered advisers are required to file Schedules 13D electronically on EDGAR.

12.2SCHEDULE 13G

A Schedule 13G may be filed in lieu of Schedule 13D if the adviser's holdings were acquired in the ordinary course of business and not with the purpose of changing or influencing control of the issuer. If the adviser's ownership intent changes to an intent or effect of causing a change in control of the issuer, a Schedule 13D must be promptly filed. Aristotle Capital's holdings are generally for investment purposes only.

Schedule 13G must be filed within 45 days after the end of the calendar year in which the person acquired and continues to have beneficial ownership, directly or indirectly, of more than 5%. If, however, 10% or more of an issuer is acquired, the initial Schedule 13G must be filed electronically on EDGAR within ten days after the end of the first month in which ownership exceeded 10% (computed as of the last day of the month). Copies of Schedule 13G must also be sent to the issuer of the security and to the exchange on which it is traded. An investment adviser with discretionary management authority is treated as having beneficial ownership of all the securities in discretionary accounts.

If one of Aristotle Capital's clients owns 5% or more in a discretionary account, a separate Schedule 13D or Schedule 13G must also be filed for that account.

12.3FORM 13F

If an adviser acts as an institutional investment manager with investment discretion with respect to accounts of $100 million or more of exchange-traded or NASDAQ securities, the adviser must file a Form 13F electronically on EDGAR within 45 days of each calendar quarter end, reporting: (1) the name of the issuer; (2) the number of shares held; and (3) the aggregate fair market value of each security held.

12.4FORM 13H

An investment adviser that meets the definition of large trader which is persons or agents having investment discretion over accounts who trade over 20 million fair market value or 2 million shares on any calendar day, or $200 million fair market value or 20 million shares over the course of any calendar month must register as a "Large Trader" by filing an initial form then updating annually thereafter. Aristotle Capital has deemed itself a Large Trader.

Once a Large Trader hits the trigger level (either alone or on an aggregated basis), the Large Trader must register by filing Form 13H with the SEC within 10 days. If the Large Trader is filing on a voluntary basis, it may file Form 13H at any time and thereby reduce the need to actively monitor its trading levels.

Large Traders are required to annually file an updated Form 13H within 45 days after the end of each full calendar year, even if no changes have occurred. Further, if any information in a Large Trader's Form 13H becomes inaccurate for any reason, the Large Trader must file an amended Form 13H no later than the end of the calendar quarter during which the information becomes inaccurate.

A Large Trader must disclose its identification number to all SEC-registered broker-dealers that effect transactions on its behalf and identify for the broker-dealers each account to which the identifier applies.

12.51934 ACT SECTION 16 REPORTING

Reporting of ownership and changes in ownership by any director or officer of an issuer, or by a direct or indirect beneficial owner of more than 10% of any class of equity security registered under Section 12 of the 1934 Act, to the SEC, the national securities exchange, and the issuer is also required by law.27 For reporting purposes, an investment adviser with discretionary authority is treated as a beneficial owner of such securities held in discretionary accounts and is, for purposes of the 10% test, required to aggregate the shares of those securities held directly or indirectly, or in the accounts.

Form 3 must be filed within ten days of becoming a director or officer of such issuers, even if no securities are owned.

Form 4, which reflects changes in ownership, must be filed electronically on EDGAR before the end of the second business day following the day on which there has been a change in beneficial ownership. As a result, a reporting person may be required to file a Form 4 before the Form 3 is due. In this situation, the SEC encourages the filing of the Form 3 with the required Form 4.

Form 5 must be filed for gifts and other transactions not previously reported on or before the 45th day after the end of the issuer's fiscal year in accordance with Rule 16a-3(f) under the 1934 Act.

12.6FORM PF

SEC-registered advisers must file Form PF if the adviser's private fund regulatory assets under management exceed $150 million, and file quarterly Form PF updates if the adviser's private fund regulatory assets under management exceed $1.5 billion. The CCO, with assistance from the designee, will determine Aristotle Capital's obligations with regard to Form PF.

12.7INVESTMENT COMPANY ACT REPORTING

As an adviser or sub-adviser to a mutual fund, Aristotle Capital will be required to maintain information related to the mutual fund and submit to the Trust, or one its other service providers, in order for certain filings to be made on behalf

27Filing through EDGAR will satisfy a filer’s obligation to file reports with the New York Stock Exchange, Inc., the American Stock Exchange and the Chicago Stock Exchange. See Rel. No. 34-46421 at n. 55 (Aug. 27, 2002).

of the mutual fund.

12.8POLICY: REPORTING REQUIREMENTS

Aristotle Capital's policy is to monitor, on an ongoing basis, any matters that may require amendments or additional filings with the SEC and any states. Any such amendments or additional filings are to be filed promptly and accurately. The CCO will regularly review Aristotle Capital's filing activities to ensure compliance with relevant reporting requirements.

13 PROXY VOTING

Aristotle Capital has adopted written Proxy Voting Policies and Procedures ("Proxy Procedures"), as required by Rule 206(4)-6, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting proxies.28

13.1GENERAL GUIDELINES

Aristotle Capital has adopted Proxy Voting Policies and Procedures that provide that if Aristotle Capital has proxy voting authority for securities of its advisory clients, Aristotle Capital will vote such proxies for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Aristotle Capital in good faith, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with Aristotle Capital's fiduciary duties under federal and state law to act in the best interests of its clients.

13.2OPERATIONAL GUIDELINES

Aristotle Capital has contracted with Institutional Shareholder Services ("ISS") to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the CIO. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a "case-by-case" proxy or that memorializes the basis for that decision.

On occasion, Aristotle Capital may determine not to vote a particular proxy. This may be done, for example where:

(1)the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent Aristotle Capital from voting with respect to a loaned security; (4) despite reasonable efforts, Aristotle Capital receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude Aristotle Capital from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the client or another party.

13.3IDENTIFYING AND ADDRESSING CONFLICTS OF INTEREST

Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle Capital may choose one of several options including: (1) "echo" or "mirror" voting the proxies in the same proportion as the votes of other

28See, Rel. No. IA-2106 (Jan. 31, 2003). See also, Rel. No. IC-25922 (Jan. 31, 2003) relating to voting proxies of portfolio securities of registered investment companies.

proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

13.4CLIENT REQUESTS FOR INFORMATION

Investment advisory clients may request a copy of Aristotle Capital's Proxy Procedures and/or information about how Aristotle Capital has voted securities in their account by contacting Aristotle Capital. Aristotle Capital will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client. However, to the extent that Aristotle Capital may serve as sub-adviser to another adviser to a client, Aristotle Capital will be deemed to be authorized to provide proxy voting records on such account to such other adviser.

Aristotle Capital is responsible for voting proxies for all portfolio securities of the mutual clients and keeping certain records relating to how the proxies were voted as required by the Advisers Act. Aristotle Capital will provide these records to the mutual fund's Trust Board in order for the required N-PX filings on behalf of the mutual fund to be made each year in August. Aristotle Capital shall provide a complete voting record for the Fund, as required by the Proxy Rule. Special rules apply when Aristotle Capital is asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of Aristotle Capital or an affiliated person of Aristotle Capital. Please see Section 13.3 above for procedures for resolving potential conflicts related to proxy voting.

13.5POLICY: PROXY VOTING DISCLOSURE

A description of the Proxy Procedures appears in Aristotle Capital's Brochure.

Cross-Reference: Proxy Voting Policies and Procedures are set forth as Appendix H.

13.6PROXY VOTING FOR ACCOUNTS SUBJECT TO ERISA

Department of Labor ("DOL") provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.29

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and vote only in the best economic interests of the plan participants.30

DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of "solicitation" activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained.

29Interpretive Bulletin 94-2, July 28, 1994.

30AVON letter (Feb. 23, 1988); MONKS letter (Jan. 23, 1990).

14 ANTI-MONEY LAUNDERING POLICY AND PROCEDURES

Under U.S. law, registered investment advisers are not yet subject to extensive anti-money laundering ("AML") requirements. Advisers are, however, required to report cash transactions in excess of $10,000 and to comply with economic and trade sanctions administered by the OFAC.

Aristotle Capital periodically screens their client list against lists of prohibited investors maintained by OFAC and will take necessary steps to investigate and report any matches.

Aristotle Capital periodically samples holdings in client portfolios against the OFAC SDN list. For any new security being purchased in a client portfolio, Trading will perform a search to verify if the company is on the international sanctions list. The company name will be run through the U.S. Treasury Department's OFAC SDN list of sanctioned entities and the search results included in the daily trade packet. Exceptions will be reported to Compliance for further investigation. Compliance will discuss findings with the portfolio management team to discuss any restrictions that may be placed on investment in the security and any steps that may need to be taken if the purchase was to add to an existing position and it is found to be match to the SDN list. The CCO is responsible for carrying out Aristotle Capital's responsibilities with respect to the OFAC list.

Aristotle Capital will endeavor to prevent, detect, and report the possibility of money laundering. "Money laundering" is understood to be the process by which individuals or entities attempt to conceal the true origin and ownership of the proceeds of internationally recognized criminal activity, such as organized crime, drug trafficking, or terrorism. Money laundering involves use of the financial system to disguise the origin of assets, for example, by creating complex layers of financial transactions and by the integration of the laundered proceeds into the economy as clean money. There are various laws and regulatory standards that govern entities to deter money laundering, including: the Bank Secrecy Act of 1970; the Money Laundering Control Act of 1986 and the USA PATRIOT Act.

Aristotle Capital believes the following client behaviors may warrant further inquiry:

•reluctance to provide information about identity, assets, business, etc.;

•activity inconsistent with client's business;

•frequent transfers, deposits or withdrawals of funds possibly to offshore or foreign entities in bank secrecy or money laundering havens;

•frequent deposits of cash, cashier's checks, money orders or wire transfers under $10,000 to avoid Cash Transaction reporting requirements;

•transactions that lack business or investment strategy;

•acting for an undisclosed principal; or

•inability to describe client's own business.

Any of these red flags, or other suspicious activities, should prompt further inquiry including possible referral to appropriate authorities. Additional information may be obtained from the U.S. Treasury Department, Financial Crimes Enforcement Network  ( www.treas.gov/fincen )  or the Financial Action Task Force on Money Laundering  ( www.oecd.org/fatf ).

Any Aristotle Capital client accounts domiciled in a non-U.S. jurisdiction (i.e., "offshore") may be subject to AML rules of their home jurisdiction. Aristotle Capital will obtain delegation letters from the offshore administrator with respect to AML compliance for such accounts.

15 SUPERVISORY MATTERS

15.1GIFTS, ENTERTAINMENT OR OTHER PAYMENTS

Aristotle Capital will take reasonable steps to ensure that neither it nor its employees offer or give, or solicit or accept, in the course of business, any inducements which may lead to such conflicts. Employees generally may not solicit gifts or gratuities nor give inducements, except in accordance with these policies and procedures. The term "inducements" means gifts, entertainment and similar benefits which are offered to or given by employees. Gifts of an extraordinary or extravagant nature to an employee should be declined or returned in order not to compromise the reputation of the employee or the firm. Gifts of nominal value or those that are customary in the industry such as meals or entertainment may be appropriate. Any form of a loan by an employee to a client or by a client to an employee is not allowed as a matter of firm policy and good business practice. A relaxation of, or exemption from, these procedures may only be granted by the CCO. Please refer to the Aristotle Capital Code of Ethics for additional review and reporting procedures for gifts.

15.2POLITICAL CONTRIBUTIONS

While employees are encouraged to participate and vote in all federal, state and local elections, no political contribution of corporate funds, direct or indirect, to any political candidate or party, or to any other organization that might use the contribution for a political candidate or party, or use of corporate property, services or other assets may be made. These prohibitions cover not only direct contributions but also indirect assistance or support of candidates or political parties through the purchase of tickets to special dinners or other fund raising events, or the furnishing of any other goods, services or equipment to political parties or committees.

You are also prohibited from making contributions to U.S. state or local officials or candidates for state or local office if those contributions are intended to influence the award or retention of advisory or any other business.

You may not circumvent these rules, and the guidelines below, by having your spouse or other member of your household make a contribution on your behalf.

Rule 206(4)-5 of the Advisers Act requires federally registered investment advisory firms who may seek to solicit business from Government Entities to adopt policies and procedures to curtail "pay to play" practices. The rule prohibits an adviser from providing advisory services for compensation to a government client for two years after the adviser or certain of its executives or employees make a contribution or payment to certain elected officials or candidates. The rule also prohibits an adviser from providing or agreeing to provide, directly or indirectly, payment to any third-party for a solicitation of advisory business from any government entity on behalf of such adviser, unless such third parties are registered broker-dealers or registered investment advisers, in each case themselves subject to pay to play restrictions. Additionally, the new rule prevents an adviser from soliciting from others, or coordinating, contributions to certain elected officials or candidates or payments to political parties where the adviser is providing or seeking government business.

The Rule also contains "look-back" provisions that would require advisory firms to consider prior political contributions made by newly employed Covered Persons. All newly employed Covered Persons will be required to disclose any political contributions made during the two years prior to the initial hire date.

Definitions

For the purpose of Aristotle Capital's policy regarding political contributions, all employees, directors and officers will be considered a "Covered Person".

"Contribution" refers to any gift, subscription, loan, advance, or deposit of money or anything of value made for:

•The purpose of influencing any election for Federal, State or local office;

•Payment of debt incurred in connection with any such election; or

•Transition or inaugural expenses of the successful candidate for State or local office.

A "Government Entity" is defined as any state or political subdivision of a state, including

•Any agency, authority, or instrumentality of the State or political subdivision;

•A pool of assets sponsored or established by the State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a "defined benefit plan" as defined in section 414(j) of the Internal Revenue Code (26 U.S.C. 414(j)), or a State general fund;

•A plan or program of a Government Entity; and

•Officers, agents, or employees of the State or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

An "Official" is defined as any person (including any election committee for the person) who was, at the time of the contribution, an incumbent, candidate or successful candidate for elective office of a Government Entity, if the office:

•Is directly or indirectly responsible for, or can influence the outcome of, the hiring of an investment adviser by a Government Entity; or

•Has authority to appoint any person who is directly or indirectly responsible for, or can influence the outcome of, the hiring of an investment adviser by a Government Entity

Review and Approval

Covered Persons must receive approval for any political contributions in excess of $350 per Official for elections in which they are allowed to vote, or $150 per Official per election in which they are not allowed to vote. Political contributions of any amount should be reported to the CCO. Political contributions must be reported to the CCO and Contributions in excess of the amounts stated above may not be allowed. Due to the complexity of certain aspects of the rule and the severe penalties that may be imposed upon the firm for a violation, Covered Persons are encouraged to pre-clear Contributions.

As part of the initial compliance certification process, all newly employed Covered Persons will be required to disclose any political contributions made during the two years prior to their hire date. This certification will be required to fulfill the Rule 206(4)-5 "look back" provision. Thereafter, on a quarterly basis all employed Covered Persons will be required to certify any political contributions made during the prior quarter as part of their quarterly compliance certification.

Recordkeeping Requirements

•The records of Contributions should be kept in chronological order, identifying each Covered Person and recipient, the amounts and dates of each Contribution, and whether the Contribution or payment was subject to the exemption for certain returned Contributions pursuant to the Rule.

•A list of the names, titles and business and residential addresses of all Covered Persons.

•A list of all Government Entities to which Aristotle Capital provides or has provided investment advisory services, or which are or were, investors in any covered investment pool to which Aristotle Capital provides or has provided investment advisory services, as applicable, in the past five years (but not prior to September 13, 2010).

•All direct or indirect contributions made by Aristotle Capital or any covered associates to an Official of a Government Entity, or direct or indirect payments to a political party of a state or political subdivision thereof, or to a political action committee, and.

•The name and business address of each regulated person to whom Aristotle Capital provides or agrees to provide, directly or indirectly, payment to solicit a Government Entity for investment advisory services, on its behalf.

Cross-Reference: A Political Contribution Pre-clearance Request Form is included in Aristotle Capital's Code of Ethics and is set forth as Appendix E

15.3FOREIGN CORRUPT PRACTICES ACT (FCPA)

The Foreign Corrupt Practices Act of 1977 ("FCPA"), as amended, was enacted for the purpose of making it unlawful for certain classes of persons and entities to make payments to foreign government officials to assist in obtaining or retaining business. Specifically, the anti-bribery provisions of the FCPA prohibit the willful use of the mails or any means of instrumentality of interstate commerce corruptly in furtherance of any offer, payment, promise to pay, or authorization of the payment of money or anything of value to any person, while knowing that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to a foreign official to influence the foreign official in his or her official capacity, induce the foreign official to do or omit to do an act in violation of his or her lawful duty, or to secure any improper advantage in order to assist in obtaining or retaining business for or with, or directing business to, any person.

Procedures for Providing Business Gifts and Business Entertainment

A supervised person may give a customary business gift or provide customary business entertainment, provided, however, a supervised person may not:

•Provide cash as a gift;

•Give a business gift or provide business entertainment that is inconsistent with the Aristotle Capital's Gift Policy. Supervised persons must be especially cognizant of this when dealing with public entities and pensions;

•Provide a business gift or provide business entertainment to:

i.any employee, candidate or elected official of a state or federal foreign government or "government instrumentality," including representatives of a sovereign wealth fund;

ii.any fiduciary or representative to a Plan that is subject to ERISA;

iii.a trustee or representative of a union pension benefits plan; or

iv.any foreign government officials.

As noted above, gifts may not be given to foreign governments and "government instrumentalities." Pursuant to the Foreign Corrupt Practices Act a supervised person is prohibited from the direct or indirect giving of, or a promise to give, "things of value" in order to corruptly obtain a business benefit from an officer, employee, or other "instrumentality" of a foreign government. Companies that are owned, even partly, by a foreign government may be considered an "instrumentality" of that government. In particular, government investments in foreign financial institutions may make the FCPA applicable to those institutions. Individuals acting in an official capacity on behalf of a foreign government or a foreign political party may also be "instrumentalities" of a foreign government.

The FCPA includes provisions that may permit the giving of gifts and entertainment under certain circumstances, including certain gifts and entertainment that are lawful under the written laws and regulations of the recipient's country, as well as bona-fide travel costs for certain legitimate business purposes. However the availability of these exceptions is limited and is dependent on the relevant facts and circumstances.

Civil and criminal penalties for violating the FCPA can be severe. Supervised persons must comply with the spirit and the letter of the FCPA at all times. Supervised persons must obtain written pre-clearance from the CCO prior to gifting anything of value that might be subject to the FCPA.

15.4OUTSIDE EMPLOYMENT OR OTHER ACTIVITIES

Any employment or other outside activity by an employee may result in possible conflicts of interests for the employee or for the firm and therefore should be reviewed and approved by the CCO. Aristotle Capital employees are generally allowed to serve on the board of directors of any publicly traded companies only with the prior authorization of the CCO. Other outside activities, which must be reviewed and approved, include:

(1)being employed or compensated by any other entity;

(2)engaging in any other business including part-time, evening or weekend employment;

(3)serving as an officer, director, partner, etc., in any other entity;

(4)ownership interest in any non-publicly traded company or other private investments; or,

(5)any public speaking or writing activities.

Written approval for any of the above activities is to be obtained by an employee before undertaking any such activity so that a determination may be made that the activities do not interfere with any of the employee's responsibilities at the firm and any conflicts of interests in such activities may be addressed. An employee seeking approval shall provide the following information to Aristotle Capital's CCO: (1) the name and address of the outside businessorganization;

(2)a description of the business of the organization; (3) compensation, if any, to be received; (4) a description of the activities to be performed; and (5) the amount of time per month that will be spent on the outside activity. Because Aristotle Capital encourages employee involvement in charitable, non-public organizations and civic and trade association activities, such outside activities will generally be approved unless a clear conflict of interest exists. Employees must update annually any requests for approval of an outside activity.

Records of requests for approval along with the reasons such requests were granted or denied are maintained by the CCO. Where an Aristotle Capital employee has been granted permission to engage in outside activities within the investment management industry, that employee must still:

•treat as proprietary and confidential any information learned as a result of his or her Aristotle Capital duties; and

•comply in all respects with Aristotle Capital's compliance procedures and applicable codes of ethics, including, without limitation, providing to Aristotle Capital all necessary transactions and holdings reports.

15.5 EMAIL AND MESSAGING

As noted in other sections of this Compliance Manual, Aristotle Capital employees may conduct business by email. Other electronic communications such as instant messaging or text messaging may be permitted only through systems maintained by Aristotle Capital and with a prior approval by the CCO. Additionally, although employees may be permitted to use such systems to send and receive emails not related to Aristotle Capital's business, employees are reminded not to include anything in an email which may be inappropriate to themselves or to the firm. Aristotle Capital maintains an electronic archiving and review platform which captures all incoming and outgoing email and instant messages of the firm. Periodically, the CCO will review a sample of archived electronic messages to ensure that all required records are properly captured. Aristotle Capital provides new employees with training and/or documentation with respect to the use of computer systems (including email) and will supplement this with additional instruction as warranted.

15.6EXPERT NETWORKS

Aristotle Capital has set high ethical and professional standards for employee conduct. Indeed, the reputation of Aristotle Capital's integrity is one of its most important assets. Each employee – whatever his or her position – is responsible for upholding these standards.

Aristotle Capital has implemented a number of policies regarding the handling and restrictions on use of material non- public information, including an Insider Trading Policy, a Privacy Policy a Code of Ethics, and other policies relating to Adviser's business and outside activities of Aristotle Capital's employees (together, the "Policies"). The Policies are intended for several purposes including limiting access to, and preventing misuse of, material nonpublic information. The procedures (the "Procedures") set forth herein address material nonpublic information received from paid expert networks and consultants (collectively, "Expert Networks") with respect to publicly traded companies or corporate bonds. For avoidance of doubt, these Procedures apply only to Expert Networks and not to direct communications with investor relations or management of a company, which communications are governed by other Policies.

15.7PROCEDURES: EXPERT NETWORK

Considering the potential insider trading liability when engaging expert networks, Aristotle Capital has adopted the following internal controls to address the potential trading risks associated with using Expert Networks.

Employee Review

All employees are subject to the firm's Insider Trading Policies including these Expert Network Policies and Procedures.

Contract Pre-Approval and Due Diligence

Aristotle Capital employees may not engage the services of an Expert Network unless the employee has confirmed that the agreement retaining such Expert Network has been approved by the CCO. Aristotle Capital's CCO will conduct a review of the Expert Network to confirm that it has in place guidelines with respect to screening its experts, including background checks, and appropriate policies and procedures to prevent the gathering and disclosure of material non-public information sourced from persons who may have a duty of confidentiality.

Prohibited Experts

Aristotle Capital may choose to restrict access to an expert consultant(s) that present a heightened risk of conveying material non-public information.

Monitoring and Approval of Meetings

Aristotle Capital's investment professionals have the authority to engage with pre-approved Expert Networks. Compliance will work with approved Expert Networks to ensure pre-notification is received prior to each meeting. Upon review by Compliance, if it is determined an expert consultant presents additional risks to disclosing material non-public information, Compliance may take additional steps including, but not limited to, call recording, compliance chaperoning or outright prohibiting the expert consultant.

Notice to Expert Networks

Additionally, Expert Networks must send via email and/or read to each expert consultant prior to engaging in any consulting discussions, the following statement or an acceptable variation of the statement:

As a condition of Adviser's participation in this meeting you represent and agree that: 1) you will not provide material nonpublic information to the participants, 2) you will not disclose information that violates any laws, regulations or any of your or your firm's contractual duties , 3) You are not now and have not been within the past six months, an employee, director, 5% shareholder, consultant, supplier, accountant or lawyer to any of the companies to be discussed, 4) neither you nor anyone from whom you have obtained any information that you disclose to us has a duty of confidentiality to any of the companies discussed or with respect to other matters to be discussed, and 5) you have not paid anyone for any of the information you are providing.

If during the course of a meeting an employee should receive information or the expert consultant makes statements that give rise to a concern, these matters should be brought to the attention of the CCO. If appropriate, Aristotle Capital may determine to add securities of relevant issuers to its Restricted List.

16 PERSONAL SECURITIES TRANSACTIONS

Aristotle Capital seeks to ensure that personal trading activities of its employees do not conflict with the interests of Aristotle Capital clients. Consequently, Aristotle Capital has adopted policies and procedures designed to ensure that such trading complies with Aristotle Capital's legal and fiduciary obligations, are properly recorded in Aristotle Capital's books and records and are subject to the review and oversight of Aristotle Capital's CCO.

All Aristotle Capital personnel are, to the extent applicable, subject to the provisions of Aristotle Capital's Code of Ethics. The Aristotle Capital Code of Ethics is designed to meet the recordkeeping obligations under the Advisers Act and the 1940 Act.

Exceptions from Reporting Requirements: Reports are not required: (1) with respect to securities held in accounts over which the Access Person had no direct influence or control; (2) with respect to transactions effected pursuant to an automatic investment plan; or (3) which would duplicate information contained in broker trade confirmations or account statements provided the adviser receives such confirmations or statements within 30 days after the end of the applicable calendar quarter and holds them in its books and records.

The Aristotle Capital Code of Ethics is designed to meet the requirements of Rule 204A-1 of the Adviser Act and Rule 17j-1 of the 1940 Act. The Codes govern personal transactions by Aristotle Capital's Access Persons in order to ensure that their interests do not conflict with the interests of our clients.

Cross-Reference: The Aristotle Capital Code of Ethics is set forth as Appendix E.

17INSIDER TRADING POLICY

17.1 POLICY STATEMENT ON INSIDER TRADING

Aristotle Capital forbids any officer, director or employee from trading, either personally or on behalf of others, including the Private Funds, and other accounts managed by Aristotle Capital, on material nonpublic information or communicating material nonpublic information to others in violation of law. This conduct is frequently referred to as "insider trading." Aristotle Capital's policy applies to every officer, director/trustee, and employee, and extends to activities within and outside their duties at Aristotle Capital. When an Access Person or Supervised Person receives this Manual, he or she acknowledges that he or she understands this Insider Trading Policy. Any questions regarding this policy should be referred to the CCO.

Definitions

Covered Security - means any security except bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

Insider Trading - is the use of material nonpublic information to trade in securities or to communications of material nonpublic information to others.

Material Information - is information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities.

Nonpublic Information - is information that has not been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public.

Penalties

Penalties for trading on or communicating material nonpublic information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

•civil injunctions;

•treble damages;

•disgorgement of profits;

•jail sentences and fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and

•fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

In addition, any violation of this policy statement can be expected to result in serious sanctions, including dismissal of the persons involved.

17.2PROCEDURES TO IMPLEMENT INSIDER TRADING POLICY

The following procedures have been established to aid the employees of Aristotle Capital in avoiding insider trading, and to aid Aristotle Capital in preventing, detecting, and imposing sanctions against insider trading. Each employee of Aristotle Capital must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties. If you have any questions about these procedures you should consult the CCO.

Identifying Inside Information. Material nonpublic information can be obtained from any source (not just traditional "insiders") and may relate to any type of security, including equities, debt and government securities.31 Before trading for yourself or others, including investment companies or private accounts managed by Aristotle Capital, in the securities of a company about which you may have potential inside information, consider the following:

•What was the source of the information? Remember that, in addition to traditional "insiders" such as a company's officers, directors and employees, others may be "insiders" including a company's accountants, lawyers, investment bankers or consultants. In particular, to the extent that Aristotle Capital may employ such third parties, including consultants, to assist in research or other activities, you should consider whether the information provided by such third parties might be material, nonpublic information. If in doubt, you should take appropriate steps to ensure that information obtained from third parties is not material nonpublic information before trading on the basis of such information.

•Is the information material? Is this something an investor would consider important in making his or her investment decision? Will the market price of the securities be substantially affected if the information was generally disclosed? Remember that inside information may relate to debt securities, including government issued securities. In the case of government issued securities, inside information may include any confidential government information.

•Is the information nonpublic? To whom has it been provided? Has it been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal, or other publications of general circulation?

Discuss Your Trading Decision Before the Transaction

If, after consideration of the above, you believe that the information is material and nonpublic, or if you have any questions as to whether the information is material and nonpublic, you should take the following steps.

•Report the matter as soon as possible to the CCO or President.

•Do not purchase or sell the securities on behalf of yourself or others, including the Private Funds, or other accounts managed by Aristotle Capital.

•Do not communicate the information inside or outside Aristotle Capital, other than to the CCO orPresident.

After the President or CCO has reviewed the issue, you will be instructed to continue the prohibitions against trading and communications, or you will be allowed to trade and communicate the information.

Restricting Access to Material Nonpublic Information. Information in your possession that you identify as material and nonpublic may not be communicated to anyone, including associates, except as referred to above. In addition, care should be taken so that such information is secure - files should be sealed, access to computer files containing nonpublic information should be restricted.

Resolving Issues Concerning Insider Trading. If doubt remains as to whether information is material or nonpublic, or if there is any unresolved question as to the applicability or interpretation of the procedures, or as to the propriety of

31 See Massachusetts Financial Services Company, Rel. No. IA-2165 (Sept. 4, 2003) in which the SEC settled an action against an adviser that received material nonpublic information about government securities from a consultant. The SEC found that the adviser's insider trading procedures failed to address potential misuse of material non-public information related to debt securities (including government securities) and "did not describe the potential that consultants . . . could obtain and provide material non-public information . . . [or] discuss the use of consultants by MFS or the handling of information received from consultants."

any action, it must be discussed with the CCO or President before trading or communicating the information to anyone.

18 PRIVACY AND CONFIDENTIALITY

Except as may be appropriate in connection with his or her job responsibilities, and without limiting the provisions of any confidentiality agreement previously signed, Aristotle Capital employees may not release information to any person not associated with Aristotle Capital (except to those concerned with the transaction, entitled to the information on behalf of the client or providing legal, accounting or administrative services to Aristotle Capital) as to: (1) the securities holdings, names or other information of any client; (2) any transactions executed for any client; (3) any Fund transactions, aggregate holdings in, or trading decisions or considerations regarding, any security or investment technique; or (4) any information regarding any investor in, or party or counterparty to a transaction with, a private fund or mutual fund client. In particular, Aristotle Capital employees must take special precautions not to disclose information concerning recommendations, transactions, or programs to buy or sell particular securities that are not yet completed or are under consideration, except: (1) as necessary or appropriate in connection with their job responsibilities; (2) in conjunction with a regular report to shareholders or investors; (3) in conjunction with any report to which the persons are entitled because of provisions of an investment management agreement or other similar document governing the operation of Aristotle Capital; (4) as otherwise may be required by law (in such event, upon notice to Aristotle Capital); or (5) after the information is otherwise publicly available.

Aristotle Capital employees may not disclose any nonpublic personal information about its clients or former clients to anyone other than appropriate regulatory authorities, Aristotle Capital's attorneys, accountants, administrators, auditors, or another Aristotle Capital employee without the authorization of the CCO. All disclosure of such nonpublic personal information should be limited to the extent necessary or appropriate.

Aristotle Capital provides notice to its clients, describing Aristotle Capital's privacy policies, to the extent required by law. Aristotle Capital's client contracts contain an acknowledgement of receipt of the privacy notice, if required. Aristotle Capital ensures that appropriate safeguards are in place to ensure privacy of client information, including protecting such information with passwords and limiting access to those personnel with a "need to know". These safeguards are reviewed, no less frequently than annually, by the CCO.

Privacy breaches or exceptions will be resolved and documented. Any material privacy exceptions involving a mutual fund client will be reported the Mutual Fund CCO.

18.1REGULATION S-ID

Identity Theft Red Flags Program (Regulation S-ID)

The Commodity Futures Trading Commission and the SEC have jointly issued final rules and guidelines to require certain regulated entities to establish programs to address risks of identity theft. The Rule defines "financial institution" as any state or federal bank or any person that directly or indirectly holds a "transaction account" belonging to a consumer. Aristotle Capital meets the definition of financial institution 32 and does manage covered transaction accounts33; therefore the Adviser is required to implement an Identity Theft or Red Flags Program (the "Program"). At least annually Aristotle Capital will perform a review to determine whether it would be required to revise the Program, which would include the following:

•Any experiences they had with identity theft

•Awareness of changes in methods of identity theft

•Awareness of new ways to detect identitytheft

•Modification of the types of accounts managed

32Definition includes registered investment adviser.

33A covered transaction account is one that enables the account owner to make payments or transfers to third parties. Examples include: broker-dealer that offers custodial accounts; registered investment company that enables investors to make wire transfers to other parties or offers check-writing privileges; or registered adviser that holds transaction accounts and is permitted to direct payments or transfers out of those accounts to third parties.

•Changes in business arrangements (such as corporate transactions and service provider relationships)

Aristotle Capital has implemented the following Identity Theft program, with respect to all covered transaction accounts, that includes reasonable policies and procedures to:

•Identify relevant "red flags" for covered accounts offered or maintained by the Adviser and incorporate such red flags into its Program;

•Detect the occurrence of red flags occurring with the Program;

•Respond appropriately to any detected red flags to prevent and mitigate identity theft; and

•Review and, if necessary, update the Program to reflect changes in risks to consumers and to the safety and soundness of the financial institution from identity theft.

18.2PROCEDURES TO IMPLEMENT REGULATION S-ID

Aristotle Capital employees will be trained to identify typical red flags that may indicate identity theft. Typical red flags include:

•Alerts, notifications or warnings from a consumer reporting agency

•Suspicious documents

•Inconsistent personal identifying information

•Unusual use or suspicious activity in the account

•Notice from client, victim or law enforcement

In an effort to detect red flags, employees will be aware of typical red flags during the account opening process and when reviewing access to client accounts. Such steps may include:

•Obtaining identifying information about, and verifying the identity of a person opening a covered account;

•Confirming client requests for wires or disbursements, monitoring transactions and verifying validity of change of address requests

•Verifying client identity when receiving verbal instructions on the account

•Following up with the client in writing after receiving a verbal request on the account.

If Aristotle Capital becomes suspicious of activity and has detected red flags, they may take the following steps to respond to their findings:

•Monitor covered accounts

•Contact the customer

•Change any passwords, security codes or other security devices that permit access to the account

•Notifying law enforcement.

As part of Aristotle Capital's annual review and under Rule 206(4)-7, the CCO shall review the list of "red flags" set forth above and the other elements of the identity theft program, the performance of any third-party service providers relied up on in any aspect of this program, the performance of Aristotle Capital and its employees in carrying out this program and documentation of incidents involving identity theft during the previous year and determine if any updates need to be made to the Program.

18.3ADDITIONAL STATE REQUIREMENTS

Because Aristotle Capital maintains confidential information on clients and investors, some of whom may be residents of the Commonwealth of Massachusetts, they are required to establish and follow a Written Information Security Program (WISP) as part of their overall privacy policies and procedures. According to the Massachusetts rule, confidential data is determined to be anything that contains the First Name/Last Name or First Initial/Last Name in combination with any one or more of the following data elements:

•Social Security Number

•Drivers Licenses # or state issued card #

•Financial account # / credit card number, pin, or access code

There must be a designation of an individual to oversee the program. In the case of Aristotle Capital, the appointed Information Security Officer will serve in this role.

A.Operational Procedures

Aristotle Capital has set forth the following procedures in an effort to reasonably meet the requirements of Massachusetts.

•Confidential client information is maintained on secure servers with network security. Aristotle Capital discourages the retention of client information on portable drives or laptops. Employees generally do not keep client information on any computers except those inside the Aristotle Capital network. Remote users can only connect to the network through a secure remote desktop connection.

•Aristotle Capital's server which contains their electronic records system is connected to the internet and includes firewall protection and security software such as malware protections and virus definitions. Each desktop terminal is password protected.

•When practical, Aristotle Capital will attempt to obtain certifications from key service providers that they maintain appropriate measures consistent with regulatory requirements involving non-public client information.

•Aristotle Capital holds periodic compliance meetings which cover topics including privacy measures and review of privacy policies and procedures, specific requirements related to the privacy rules and the consequences of failure to comply with those requirements. Aristotle Capital also attempts to prevent access by former employees by removing the terminated individual's email address from the network, disabling/changing desktop login and recovering any office access cards or keys/laptops/jump drives assigned to the former employee.

In order to regularly monitor that the WISP operates effectively, Aristotle Capital has integrated its elements into its annual privacy policy review. Aristotle Capital evaluates its ability to protect both paper and electronic records, to detect any unauthorized use of or access to personal information, and to identify any areas where upgraded safeguards might be needed.

If there is a potential breach, the CCO is notified and there is an assessment of the potential breach and a determination is made as to the action that should be taken. The potential breach and action taken are documented as part of Aristotle Capital's books and records.

"Security Breaches" will require notification to the Office of Consumer Affairs and Business Regulation and to the Attorney General.

According to the Massachusetts rule, a security breach is defined in the law as the "unauthorized acquisition or unauthorized use of unencrypted data or, encrypted electronic data and the confidential process or key that is capable of compromising the security, confidentiality, or integrity of personal information, maintained by a person or agency that creates a substantial risk of identity theft or fraud against a resident of the commonwealth. A good faith but unauthorized acquisition of personal information by a person or agency, or employee or agent thereof, for the lawful purposes of such person or agency, is not a breach of security unless the personal information is used in an unauthorized manner or subject to further unauthorized disclosure."

The notification must include the following:

i.A detailed description of the nature and circumstances of the breach of security or unauthorized acquisition or use of personal information;

ii.The number of Massachusetts residents affected as of the time of notification;

iii.The steps already taken relative to the incident;

iv.Any steps intended to be taken relative to the incident subsequent to notification; and

v.Information regarding whether law enforcement is engaged investigating the incident.

As part of its Annual Privacy Review, Aristotle Capital will include:

1.An analysis of reasonably foreseeable risks to security, confidentiality and integrity of records and the effectiveness of safeguards for limiting those risks and any need to develop improved safeguards

2.Provisions for secure storage of materials containing personal information, including restrictions on physical access to records, control measures that restrict access and included secure user authentication protocols.

3.Review of the WISP's scope and whenever there is a material change in business practices that may involve the protection of personal information.

18.4POLICY: CYBERSECURITY

Aristotle Capital's policies and procedures are inherently related to already-established policies for privacy, anti- money laundering, business continuity and internal controls. Aristotle Capital has also adopted separate Data Security Program Policies and Procedures to outline the policies and procedures governing technology use by the firm, individuals and vendors as well as physical security access policies.

The intent of Aristotle Capital's Cybersecurity policy is to maintain systems and firm-wide awareness, to identify potential threats and prevent a cybersecurity attack. Aristotle Capital and its network service provider (also referred to as a Security Administrator) will seek to identify and analyze threats and vulnerabilities, assess risks and implement training.

The objective is for the firm's network to be separated from the public Internet by strong user authentication devices and policy enforcement systems such as firewalls and web filtering proxies. Additional monitoring and security solutions, such as anti-virus software and intrusion detection systems are employed to identify and stop malicious code or unauthorized access attempts.

The Data Security Program Policies and Procedures also outline the responsibilities and proper usage by employees with access to Aristotle Capital's information network. The policies describe the precautions needed when vendors are provided access to the network or Aristotle Capital information. It also describes proper physical access to the Aristotle Capital offices and property.

The firm's policy identifies a designated Information Security Officer who, along with support from Aristotle Capital's network service provider, will implement these policies and procedures and oversee the firm's network security and periodically perform cybersecurity risk assessments. The CCO serves as one of the System Administrators and is a member of the Computer Incident Response Team (CIRT).

Storage services: Aristotle Capital will request security and auditing from their security administrator as applicable to Aristotle Capital's operations and will review and understand service level agreements, or SLAs, for system restoration and reconstitution time. Backup-and-restore services and encryption services may be added or enhanced to protect the firm's data and operations.

Website: No client data is maintained on the Aristotle Capital website.

Incident Response and Reporting: The policy identifies members of a Computer Incident Response Team to respond to computer incidents affecting the organization. Notification of law enforcement and regulatory bodies may be required depending on the severity and nature of the incident. The Disaster Recovery Plan may be implemented in the event of a significant disruption.

Training: Aristotle Capital will provide periodic training to increase employee awareness of potential threats and red flags related to cybersecurity. Training and guidance will help identify typical scenarios and demonstrate how to respond to and report the issue.

Testing: Aristotle Capital will work with an independent vendor to perform physical tests on their systems (i.e., penetration test) and may test awareness among employees.

Service Providers/Vendors: Aristotle Capital will seek certifications and review its critical vendors' cybersecurity practices and procedures.

Cross-Reference: Aristotle Capital's Data Security Program Policies and Procedures Summary is set forth as Appendix O and Aristotle Capital's Privacy Notice is set forth as Appendix F.

19 CUSTODY

The Custody Rule, which was most recently amended on December 30, 2009, imposes additional requirements on investment advisers with custody of client funds or securities.34 The Custody Rule requires an investment adviser who is deemed to have custody, among other things: to undergo an annual surprise examination by an independent public accountant to verify client assets; to have the qualified custodian maintaining client funds and securities send account statements directly to the advisory clients; and unless client assets are maintained by an independent custodian (i.e., a custodian that is not the adviser itself or a related person), to obtain, or receive from a related person, a report of the internal controls relating to the custody of those assets from an independent public accountant that is registered with and subject to regular inspection by the Public Company Accounting Oversight Board ("PCAOB"). Based on the Adviser's control over the flow of client assets and the fact that the Adviser or an affiliate acts as general partner to certain Private Funds, the Adviser may be viewed as having custody of client assets. Accordingly, the Adviser must comply with the Custody Rule.

19.1PROVISIONS OF THE CUSTODY RULE

A."Qualified Custodian"

An adviser who has custody must maintain the assets with a qualified custodian. The qualified custodian must either maintain a separate account for each client under the client's name or maintain an account for the adviser in the adviser's name as agent for the clients. Qualified custodians under the Custody Rule are:35

•Banks;

•Savings Associations that have deposits insured by FDIC;

•Registered Broker-Dealers holding client assets in customer accounts;

•Registered Futures Commission Merchants holding client assets in customer accounts;36 and

•Foreign Financial Institutions that customarily hold financial assets for customers.37

34Custody of Funds or Securities of Clients by Investment Advisers, Rel. No. IA-2968 (Dec. 30, 2009).

35Rule 206(4)-2(c)(3).

36A futures commission merchant is a qualified custodian only with respect to funds and securities futures or other securities incidental to transactions in contracts for the purchase or sale of a commodity for future delivery and options thereon.

37Customer assets must be segregated from the Foreign Custodian's proprietary assets.

B.Notifications and Account Statements

1.Notice of Custodial Account

Under the Custody Rule, an adviser must notify its client, in writing, when an account is opened on that client's behalf with a qualified custodian. This notice must contain the following:

•the name and address of the custodian;

•the manner in which the funds or securities in the account are maintained; and

•if the adviser sends account statements, a legend which urges the clients to compare the account statements from the custodian with those from the adviser.

Clients must be notified promptly of any changes to this information.

i.Exception to the Notice Requirement for Private Funds

With respect to a pooled investment vehicle, the adviser does not have to send notices if the pooled vehicle is audited annually by an independent public accountant that is registered with the PCAOB, the audited financial statements prepared in accordance with generally accepted accounting principles ("GAAP") are distributed to all limited partners within 120 days of the end of the pooled vehicle's fiscal year.

2.Account Statements

Client account statements must be provided at least quarterly. Under the Custody Rule, these statements must be sent by the qualified custodian and the adviser must have a reasonable basis, after due inquiry, to believe that these account statements have been sent. Account statements must include the following:

•amount of funds in the account at the end of the period;

•each security in the account at the end of the period;

•all transactions in the account during the period; and

•if the adviser sends account statements, a legend which urges the clients to compare the account statements from the custodian with those from the adviser.

i.Exception to the Account Statement Requirement for Private Funds

With respect to a pooled investment vehicle, the adviser does not have to send account statements if the pooled vehicle is audited annually by an independent public accountant that is registered with PCAOB, the audited financial statements prepared in accordance with GAAP are distributed to all limited partners within 120 days of the end of the pooled vehicle's fiscal year, and the pooled vehicle is audited upon liquidation.

3.Independent Verification

Under the custody rule, an adviser with custody must enter into a written agreement with an independent public accountant to undergo an annual surprise examination. The written agreement must require the accountant to:

•file a certificate on Form ADV-E within 120 days of the surprise audit that states that the accountant has examined the funds and securities and describes the nature and extent of the examination;

•notify the SEC within one business day of finding any material discrepancies during the course of the surprise audit by means of a facsimile transmission or electronic mail, followed by first class mail, directed to the attention of the Director of the Office of Compliance Inspections and Examinations; and

•file Form ADV-E within four business days upon resignation or dismissal from, or other termination of, the engagement, or upon removing itself or being removed from consideration for being reappointed. Form ADV-E must be accompanied by a statement that includes:

o the date of such resignation, dismissal, removal, or other termination; o the name, address, and contact information of the accountant; and

oan explanation of any problems relating to examination scope or procedure that contributed to the resignation, dismissal, removal or the other termination.

i. Exceptions to the Surprise Examination or Audit

•Fee Deduction. Advisers with custody solely because of their authority to deduct advisory fees from client accounts are not subject to the Custody Rule's annual surprise examination.

•Pooled Investment Vehicles. Advisers to pooled investment vehicles may obtain an audit instead of a surprise exam if the pooled vehicle is audited annually by an independent public accountant that is registered with PCAOB, the audited financial statements prepared in accordance with GAAP are distributed to all limited partners within 120 days of the end of the pooled vehicle's fiscal year, and the pooled vehicle is audited upon liquidation.

4.Delivery to an "Independent Representative"

Clients who do not wish to receive notifications and/or account statements may designate an independent representative to receive them on their behalf. The independent representative may not: (a) control, be controlled by or be under common control with the adviser; or (b) have, or have had within the past two years, a material business relationship with the adviser.

5.Trustee Relationships

Employees may only serve as trustees on behalf of Clients' accounts with the prior written consent of the CCO. Any client account over which an employee serves as a trustee must be maintained by a qualified custodian that sends statements, at least quarterly, to the trustor or a representative designated by the trustor that is unaffiliated with the employee and Aristotle Capital.

6.ADV Disclosure

Adviser has indicated on Form ADV that they may be deemed to have custody of certain clients' funds and securities under the following conditions:

•Adviser may be deemed to have custody when it inadvertently receives client assets in the form of cash or physical securities.

o Under the amended rule, inadvertently received securities must be returned to the client; they may not be forwarded to the qualified custodian.

o If an adviser does not return the securities to the sender within three business days, the adviser not only has custody but has also violated the amended rule's requirement that client securities be maintained in an account with a certain qualified custodian.

o The SEC Division of Investment Management will not recommend enforcement action to the Commission under certain circumstances if an adviser inadvertently receives:

•Tax refunds from tax authorities;

•Client settlement proceeds from administrators in connection with class action lawsuits and other legal actions;

•Stock certificates;

•Dividends;

•Evidence of new debt from issuers in connection with class action lawsuits involving bankruptcy or business reorganization.

In this instance, the adviser must:

(i)promptly identify client assets that it inadvertently receives

(ii)promptly identify client (or former client) to whom such client assets are attributable

(iii)promptly forward client assets to its client (or former client) or a qualified custodian, but in no event later than five business days following the adviser's receipt of such assets

(iv)promptly return to the appropriate third-party any inadvertently received client assets that the adviser does not forward to its client (or former client) or a qualified custodian, but in no event later than five business days following the adviser's receipt of such assets

(v)maintains and preserves appropriate records of all client assets inadvertently received by it, including a written explanation of where (and, if so, when) the client assets were forwarded to its client (or former client) or a qualified custodian, or returned to third-parties.

•Adviser may have the authority to make withdrawals from client accounts to pay its advisory fee.

•Adviser may also have affiliated entities that are the general partner to Private Funds.

Adviser will make sure that its ADV contains the proper disclosure with regards to custody, including any certificates that need to be filed under FORM ADV-E.

C.General Exceptions to the Custody Rule

Adviser does not have to maintain with a qualified custodian (see section 18.1(A)) securities that are:

•acquired from the issuer in a transaction or chain of transactions not involving any public offering;

•uncertificated with ownership recorded only on the books of the issuer or its transfer agent in the name of the client;

•transferable only with prior consent of the issuer or holders of the outstanding securities of the issuer;

•held for the account of a pooled investment vehicle (such as the Private Funds) if the pooled investment vehicle is audited by an independent public account that is registered with the PCAOB, and the audited financial statements are distributed to all limited partners within 120 days of the end of its fiscalyear.

With respect to these securities, however, the adviser must comply with the other requirements of the Custody Rule except as noted above.

19.2PROCEDURE: CUSTODY

A. Inadvertent Receipt of Securities and Investment Checks

1.Securities

a.If the securities are delivered by the client in person, employee should:

i.Notify CCO promptly;

ii.Enter receipt date, security description and client reference into a log maintained to document receipt of securities; and

iii.Prepare a transmittal letter and accompany the client to the qualified custodian for the purpose of depositing the securities to the client's account.

b.For securities received by mail employee should:

i.Notify CCO promptly;

ii.Enter receipt date, security description and client reference into a log maintained to document receipt of securities; and

iii.Send the securities back to the client within (3) business days with instructions for forwarding to custodian.

c.The CCO will periodically review the log to make sure that the Adviser meets this obligation.

2.Investment Checks for Investment of Funds

Adviser may not accept checks for the investment of funds made payable to the Adviser. In the event that an employee receives a check payable to the Adviser for the investment of funds:

a.Notify CCO promptly;

b.Enter receipt date, security description and client reference into a log maintained to document receipt of securities; and

c.Return the check to investor within (3) business days by overnight mail with instructions (and a pre-paid envelope) to issue the replacement check as payable to the Investor's account at the qualified custodian.

B.Procedures for Disbursements/Allocations of capital from one of the Private Funds ("Fund" or "Funds")

a.When distributing/allocating capital from the Fund, Adviser will do so in accordance with the following procedures:

1.The CCO shall complete required documentation of the disbursement from the Fund and store the forms with any other documentation (i.e. fee invoices, bills, wire instructions, etc.). The forms shall require signature execution by CCO.

2.The CCO must allocate the amount of any shared expenses among the Funds, and will generally do so based on the pro rata amount of the assets in theFunds;

3.The CCO shall reconcile the actual disbursement from the Fund with the intended amount of disbursement. Deviations must be resolved with the assistance of an additional member of Adviser's management;

C.Standing Letters of Authorization (SLOA)

Aristotle Capital will review client custodial arrangements, to the extent such information is available. Where possible, Aristotle Capital will remove its first party wire authority from all accounts. In order to retain Aristotle Capital's ability to initiate transfer or wire instructions on behalf of its clients, Aristotle Capital will set up a standing instruction with the qualified custodian that meets the custody rule requirements. The assets of these accounts will not be included in the assets Aristotle Capital lists as having custody of in Item 9 of its Form ADV Part 1. The CCO will ensure that the standing instructions regarding distribution of funds is signed by the client and adequately specifies, consistent with SEC guidance, the sending and receiving client accounts.

With regard to third party standing letters of authorization, the CCO will review client agreements with qualified custodians to ensure that they meet the conditions set forth in the SEC's No-Action Letter. Aristotle Capital will maintain records that demonstrate that the third parties identified in these agreements are not related to or located at the same address as Aristotle Capital. The CCO will also periodically review the qualified custodian's policies and procedures related to third-party authorizations to ensure the firm can rely on the custodian to obtain the relief provided by the SEC No-Action Letter.

D. Procedures to Meet Books and Records Requirements for Advisers Deemed as Having Custody

Adviser maintains the following documents, as applicable, to ensure compliance with Rule 204-2(b) under the Advisers Act:

a.A journal or other record showing all purchases, sales, receipts and deliveries of securities (including certificate numbers) for such accounts and all other debits and credits to such accounts;

b.A separate ledger account for each such client showing all purchases, sales, receipts and deliveries of securities, the date and price of each such purchase and sale, and all debits and credits;

c.Copies of confirmations of transactions effected by or for the account of any such client; and

d.A record for each security in which any such client has a position, which record shall show the name of each such client having any interest in each security, the amount or interest of each such client, and the location of each such security

E.Operational Controls

a.Authorization

1.The movement of assets within, and withdrawals or transfers from, a client's account must be approved by the CCO;

b.Testing

1.The Adviser, on a periodic basis, tests fee calculations for client accounts to determine their accuracy; and

2.The Adviser, on a periodic basis, tests the overall reasonableness of the amount of fees deducted from all client accounts for a period of time based on the Adviser's aggregate assets under management.

c.Segregation of Duties

1.To the extent practicable, the Adviser requires that an employee not have more than one of the following job functions:

i.The processing of billing invoices or listing of fees due from clients that are provided to and used by a qualified custodian to deduct fees from clients' accounts.

ii.The reviewing of invoices and listings for accuracy.

iii.The reconciliation of those invoices and listings with deposits of advisory fees by the qualified custodians into the Adviser's proprietary bank account to confirm that accurate fee amounts were deducted.

20 MUTUAL FUND COMPLIANCE

Aristotle Capital serves as an adviser and as sub-adviser to mutual funds. Each Trust maintains a separate mutual fund Manual to support its compliance program under 1940 Act Rule 38a-1. Each sub-advised fund will provide Aristotle Capital with a copy of the fund's policies and procedures manual outlining its specific approach to areas such as affiliated transactions and reporting, valuation, directed brokerage, disclosure of portfolio holdings, etc. Each Trust's compliance program is approved by the respective Board and administered by each Trust's CCO ("Mutual Fund CCO"). The Mutual Fund CCO, either personally or by delegation, must oversee compliance by mutual fund service providers, including Aristotle Capital, conduct an annual review of these service providers and report annually to the mutual fund Board. Any questions relating to mutual fund compliance should be directed to the appropriate Mutual Fund CCO. The mutual fund Manual discusses compliance issues related to the Trust, including compliance with applicable provisions of the 1940 Act and rules thereunder. In general, Aristotle Capital will monitor mutual fund portfolios which it advises according the mutual fund's policies and procedures through its investment personnel, internal monitoring software, checklists and information provided by the mutual fund administrator.

20.1IDENTIFICATION OF AFFILIATES

Aristotle Capital will rely on the Mutual Fund CCO or Board to provide a current list of affiliates to the mutual fund to ensure that Aristotle Capital is in compliance with the mutual fund's policies and procedures related to affiliate transactions. Compliance personnel will work with trading personnel and utilize internal systems to ensure that current affiliates are monitored with respect to transactions involving mutual fund clients.

20.2RULE 17(A)(7) – AFFILIATE TRANSACTIONS

Pursuant to Rule 17(a)(7) under the 1940 Act, these procedures are intended to apply whenever a mutual fund managed by Aristotle Capital purchases securities from, or sells securities to, an advisory account of a mutual fund's investment adviser or any sub-adviser that may be engaged from time to time by the Trust ("Affiliated Account"). The mutual fund and the affiliated account must be affiliated solely by reason of having the same Adviser, trustees or officers.

Rule 17(a)(7) of the 1940 Act allows for affiliated transactions, provided certain specific conditions are met. The Board has adopted procedures designed to ensure compliance with these conditions. The Board must review any such transactions and approve that they were performed in accordance with the adopted procedures. The fund's written policies regarding affiliated transactions will be adhered to at all times, and appropriate systems and/or internal controls will be implemented to confirm that the fund's restrictions are not violated. Any violations will be promptly reported to the Mutual Fund CCO.

Reporting. Within (5) business days after the completion of any Rule 17(a)(7) transaction, the Adviser will provide a written Rule 17(a)(7) transaction report to the Mutual Fund CCO. The Adviser shall include the Rule 17(a)(7) transaction report(s) as part of its periodic compliance reporting to the Trust for each mutual fund it advises or sub- advises.

Review. The mutual fund Board, including a majority of those trustees who are not "interested persons," (as defined in Section 2(a)(19) of the 1940 Act) will review Rule 17(a)(7) transaction reports no less frequently than quarterly in order to determine that all transactions made during the preceding quarter have been effected in compliance with the provisions of Rule 17(a)(7).

20.3RULE 7(E)(1) – PAYMENTS OF BROKERAGE COMMISSIONS TO BROKER AFFILIATES

The adviser or sub-adviser to a mutual fund may use an affiliated broker in connection with the execution of a portfolio/transaction on a securities exchange on behalf of a mutual fund only if:

1.The adviser monitors the performance of the affiliated broker, including the time necessary to effect transactions and the price obtained, determines brokerage commissions charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time, and obtains information on the brokerage commissions charged by the affiliated broker to other customers for comparable transactions;

2.The adviser reasonably believes that the affiliated broker selected is capable of providing the best price and execution for the transaction and that the brokerage commission charged is reasonable and fair;

3.The affiliated broker does not receive remuneration for effecting a transaction which exceeds the usual and customary broker's commission; and

4.The adviser prepares and maintains a record of each transaction effected by an affiliated broker on behalf of a mutual fund (other than transactions in which the person acting as broker is a person permitted to enter into a transaction with the Trust by Rule 17(a)(10) under the 1940

Act), together with the information or materials upon which the Adviser relied in determining that the transaction was effected pursuant to Rule 17(e)(1).

Compensation. Section 17(e)(1) prohibits a registered investment company and its affiliated persons from accepting any compensation "for the purchase or sale of property to or for the fund" unless the compensation is (1) regular salary from the fund; or (2) compensation for serving as underwriter or broker to the fund. Compensation includes a wide range of economic benefits, from gifts and entertainment to additional compensation for services that are part of a fund manager's regular responsibilities, such as credit monitoring. Compensation that falls outside of the two limited exceptions will be subject of scrutiny and may be found to violate 17(e)(1) regardless of: (1) the amount of compensation; (2) whether there was intent or influence; or (3) whether the fund actually suffered economic harm. Once a conflict of interest is established, the burden shifts to the party in conflict. It is the policy of the Adviser to prohibit trading personnel from receiving any compensation for the purchase or sale of property to or for the mutual funds. Furthermore, trading personnel are prohibited from compensating any affiliated broker 38 that initiates transactions on behalf of the mutual funds.

Aristotle Capital prohibits acceptance by employees of any gifts, entertainment, or other compensation that would violate any law, rules, and regulations. In furtherance of this policy, and to ensure compliance with Section 17(e)(1), Aristotle Capital prohibits fund advisory personnel39 from accepting any direct or indirect compensation or economic benefit, regardless of the amount, from: (1) Brokers trading for the fund or seeking to trade for the fund; and (2) other individuals or entities related to the purchase or sale of property for or to the fund.

This prohibition does not apply to (1) regular salary from the fund; or (2) compensation for serving as underwriter or broker to the fund. In the event a broker sends a gift or other economic benefit to fund advisory personnel, the employee must notify the CCO and prepare to return the gift to the broker. Likewise, if a broker offers to pay for entertainment, including a meal, a trader or similarly functioning employee must decline the invitation.

For purposes of this policy, the term "broker"40 shall be defined as "any person engaged in the business of effecting transactions in securities for the account of others." Many times, a broker will be easily identified as the individual or entity executing transactions for others on a securities exchange; however, in some cases, it may be less clear. For example, an individual or entity performing the following actions may be a broker, depending on the surrounding circumstances:

•"Business brokers" or "finders" who find or refer clients to investment companies or other securities intermediaries;

•Persons who operate or control electronic or other security trading platforms; and

•Persons who market or effect transactions for insurance related securities, such as variable annuities.

In the event an employee is unsure as to whether this policy applies, he or she must consult with the CCO before accepting any gift or compensation.

Aristotle Capital is not affiliated with a trading broker either directly or through an affiliated adviser.

38Though Aristotle Capital does not have an "affiliated broker," the firm recognizes that the mutual funds it advises or sub-advises may have affiliated brokers.

39Section 17(e)(1) of the 1940 Investment Company Act refers to any "agent" of a fund affiliate, but the Division of Investment Management's Guidance Update refers throughout to "fund advisory personnel". For some advisers, fund advisory personnel could include all employees of the firm if the firm's only client is the mutual fund. For others, fund advisory personnel may only include a subset of employees who advise or support advisory services to thefund.

40Section 3(a)(4)(A) of the Securities Exchange Act of 1934.

20.4RULE 10(F)(3) – TRANSACTIONS WITH AN AFFILIATED UNDERWRITER

Rule 10f-3 of the 1940 Act allows a mutual fund to purchase securities from affiliated underwriters if certain conditions are met. The mutual fund Board is required to review any such transactions and approve that the transactions were performed in accordance with the adopted procedures.

In its capacity as an investment adviser or sub-adviser to a mutual fund, Aristotle Capital would be subject to rules and procedures in effecting any purchase of securities by a mutual fund it manages from an underwriting syndicate in which an officer, trustee, member of an advisory board, Adviser, Sub-adviser, or employee of the Trust, or a person of which any such officer, trustee, member of an advisory board, adviser, sub-adviser, or employee is an affiliated person (the "Affiliated Underwriters") acts as syndicate manager or member.

Aristotle Capital does not currently have any affiliated underwriters. In the event Aristotle Capital becomes affiliated with an underwriter in the future, the Adviser will adopt policies and procedures to ensure Aristotle Capital adheres to Rule 10f-3.

20.5RULE 12(D)(3)(1) – PURCHASE OF SECURITIES ISSUED BY ENTITIES ENGAGED IN A SECURITIES RELATED BUSINESS

Section 12(d)(3) prohibits investment companies from purchasing securities issued by a company engaged in the securities related business unless certain conditions are met. Registered investment companies, such as a mutual fund (for the purposes of this section, "acquiring company"), may acquire positions in a company engaged in the securities related business if the following conditions specified under Rule 12(d)(3)(1) of the 1940 Act are met:

The company, in its most recent fiscal year, derived 15 % or more of its gross revenues from securities related activities, provided that:

a.Immediately after the acquisition of any equity security, the acquiring company owns not more than 5% of the outstanding securities of that class of the issuer's equity securities;

b.Immediately after the acquisition of any debt security, the acquiring company owns not more than 10% of the outstanding principal amount of the issuer's debt securities; and

c.Immediately after any such acquisition, the acquiring company has invested not more than 5% of the value of its total assets in the securities of the issuer.

However, a registered investment company may not invest in securities issued by a company engaged in the securities related business:

•In the form of a general partnership interest;

•In a security issued by the acquiring company's promoter, principal underwriter, or any affiliated person of such promoter, or principal underwriter; or

•In a security issued by the acquiring company's investment adviser, or an affiliated person of the acquiring company's investment adviser.41

Aristotle Capital will monitor mutual fund portfolio holdings with regard to Rule 12(d)(3)(1) by educating trading personnel and using monitoring software. Exceptions will be remedied with Compliance and Portfolio Managers working together to adjust portfolio and resolve in the best interest of the mutual fund client and its investors, documented and reported to the Mutual Fund CCO/Board.

41There are certain exemptions outlined in Rule 12(d)(3)(1) (Section c.3) related to sub-advisers who are not responsible for the advice being given or if there are contractual limitations on the advice being given.

20.6RULE 144A – ACQUIRING AND MONITORING ILLIQUID SECURITIES

Rule 144A under the Securities Act of 1933, as amended, provides a non-exclusive safe harbor exemption regarding illiquid securities. The Board is required to review any such transactions and the basis for the Adviser's determination regarding the pricing of each Rule 144A security purchased during the period stated above and used in connection with the determination of the mutual fund's net asset value as well as a statement describing the Fund's qualification as a qualified institutional buyer under Rule 144A.

The following procedures and guidelines are to be followed by Aristotle Capital as appropriate, in the acquisition by any mutual fund of Rule 144A Securities or commercial paper issued pursuant to Section 4(2) of the Securities Act of

1933 ("4(2) Commercial Paper"):

1.Subject to the oversight of the Board of Trustees, the investment adviser or sub-adviser, as appropriate, of a fund shall make a determination prior to purchasing a Rule 144A Security that either:

a.the Rule 144A Security has a sufficiently high degree of liquidity to assure that the Rule 144A Security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the mutual fund has valued the Rule 144A Security, or

b.if the Rule 144A Security is not liquid, that immediately after purchase of the Rule 144A Security, no more than fifteen percent (ten percent for any money market fund) of the value of the net assets of the mutual fund that has purchased the Rule 144A Securities consists of securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the mutual fund has valued such securities;

2.In making their determinations regarding the liquidity of a Rule 144A Security, the investment adviser or sub-adviser, as appropriate, of a mutual fund may consider the following factors, although such factors may not necessarily be determinative:

a.the unregistered nature of a Rule 144A Security;

b.the frequency of trades and quotes for the Rule 144A Security;

c.the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers;

d.dealer undertakings to make a market in the Rule 144A Security;

e.the trading markets for the Rule 144A Security;

f.the nature of the Rule 144A Security and the nature of marketplace trades (including the time needed to dispose of the Rule 144A Security, methods of soliciting offers, and mechanics of transfer); and

g.other factors, if any, which the adviser or sub-adviser deems relevant to determining the existence of a trading market for such security.

Aristotle Capital will monitor on an ongoing basis the liquidity of the Rule 144A Securities and 4(2) Commercial Paper that are held in the portfolio. If, as a result of changed conditions, Aristotle Capital determines that a Rule 144A Security or an issue of 4(2) Commercial Paper is no longer liquid (e.g., the security may no longer be disposed of promptly and in the usual course of business at approximately the price at which the security is being valued), the aggregate holdings of illiquid securities will be reviewed. In the event the value of aggregate holdings of illiquid securities exceeds 15% of the fund's net assets, Aristotle Capital will take steps necessary within a reasonable period of time to reduce the value of such illiquid securities to less than fifteen 15% of the net assets. Portfolio Managers are responsible for continuously monitoring portfolio holdings to identify any changes to a security's liquidity. Aristotle Capital will review the value of any illiquid securities to ensure that the thresholds are not exceeded. Changes to liquidity classifications will be documented and values calculated to ensure that thresholds are not exceeded. Exceptions will be remedied with Compliance and Portfolio Managers working together to adjust portfolio and resolve in the best interest of the mutual fund client and its investors, documented and reported to the Mutual Fund CCO.

20.7RULE 12(D)(1)(A) – INVESTING IN OTHER INVESTMENT COMPANIES

Section 12(d)(1)(A) of the 1940 restricts registered investment company purchases of other investment companies. Under the 1940 Act, the definition of "investment company" includes, but is not limited to:

•mutual funds;

•money market funds;

•closed-end funds (including preferred shares of a closed-end fund); and

•exchange traded funds.

In general, the Funds may not purchase securities of another investment company if they would own:

1.more than 3% of any one investment company's voting securities;

2.securities of any one investment company with a value exceeding 5% of a Fund's total assets; or

3.securities of investment companies in the aggregate exceeding 10% of a Fund's total assets.

Aristotle Capital will monitor mutual fund investments using portfolio monitoring software to ensure that these thresholds are not violated. Exceptions will be remedied with Compliance and Portfolio Managers working together to adjust portfolio and resolve in the best interest of the mutual fund client and its investors, documented and reported to the Mutual Fund CCO/Board.

20.8SECTION 17(F) - DERIVATIVE TRANSACTIONS

Aristotle Capital may use forward currency contracts or other derivative instruments (collectively, "derivative instruments") solely for hedging purposes, except as otherwise permitted by a Fund's investment objective and policies. The Fund(s) may use derivatives instruments to establish hedges requiring either a long or short position. An example of a short hedge would be to sell futures contracts in order to protect Fund assets from declining equity markets. A long hedge would involve the purchase of futures contracts in a situation of rising equity prices where Aristotle Capital determines that there are no good investment opportunities available. In this case, a Fund would be "pre-investing" its anticipated cash flow.

Each Fund will operate in such a manner whereby it will not be considered a "pool" operator within the meaning of Section 4.10(d) of CFTC regulations, unless the Fund's advisor is registered with the National Futures Association as a commodities pool operator on behalf of the Fund.

No Fund will engage in derivative transactions that would cause a Fund to be deemed to have issued a "senior security" as defined in Section 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, each Fund's advisor or sub-advisor must ensure that each Fund it manages will comply with the segregated account and "cover" requirements.

The Fund(s) will conduct derivative transactions in such a manner as to be in compliance with Section 17(f) of the 1940 Act and, with respect to futures contracts, Rule 17f-6 thereunder regarding custody of Trust assets. Accordingly, and without limitation:

1.With respect to the initial margin for futures transactions, an account will be established with the Fund's custodian, and the commodity broker may gain access only in the event that the Trust fails to perform according to the terms of its agreement.

2.With respect to the variation or maintenance margin requirements for futures transactions, any agreement between the Funds and the commodities broker must require the broker to receive or pay out any amount equal to all changes in the value of a futures contract on a daily basis.

20.9CONSISTENCY WITH FUND DISCLOSURE STATEMENTS

Aristotle Capital will review the mutual fund client's prospectus and statement of additional information ("SAI") to ensure that its procedures and the mutual fund portfolio it advises are suitable and consistent with the mutual fund's objectives, guidelines, restrictions and statutory restrictions. The CCO will implement a checklist which documents the portfolios compliance with guidelines and restrictions set forth in the fund's disclosure statements. Exceptions will be remedied, documented and reported to the Mutual Fund CCO/Board.

20.10ISSUER DIVERSIFICATION MONITORING PROCEDURES

Aristotle Capital will monitor mutual fund portfolio holdings using portfolio monitoring software, so that with respect to 75% of its total assets, the portfolio investment in any one issuer does not exceed 5% of the portfolio's total assets or 10% of the outstanding voting securities of an issuer to ensure the mutual fund is in compliance with Section 5(b)(1) of the Investment Company Act. Exceptions will be remedied with Compliance and Portfolio Managers working together to adjust portfolio and resolve in the best interest of the mutual fund client and its investors, documented and reported to the Mutual Fund CCO/Board.

20.11INDUSTRY CONCENTRATION PROCEDURES

Aristotle Capital will monitor mutual fund portfolio holdings using portfolio monitoring software to ensure no more than 25% of the fund's net assets are concentrated in a particular industry. Any deviation from this limitation would be identified as part of Aristotle Capital's monitoring of the fund portfolio, as further described in section 20.8 above. Exceptions will be remedied with Compliance and Portfolio Managers working together to adjust portfolio and resolve in the best interest of the mutual fund client and its investors, documented and reported to the Mutual Fund CCO/Board.

20.12RULE 22(E)(4) – LIQUIDITY RULE

Section 22(e) of the 1940 Act requires registered investment companies to make payment to shareholders upon their redemption of their Fund shares within seven days of receiving the redemption request, except in specified unusual circumstances. In order to meet this requirement, each Fund must be able to maintain sufficient portfolio liquidity to make such redemption payments. To protect remaining shareholders from dilution of their interests in connection with such redemption payments, each Fund must be able to liquidate its portfolio investments, if necessary, in a manner that minimizes the impact of the redemption on the value of the Fund's shares.

Rule 22(e)(4) under the 1940 Act (the "Liquidity Rule") requires each Fund to assess, manage, and periodically review its liquidity risk. In adopting the Liquidity Rule, the SEC recognized that different funds may have differing levels of liquidity and exposure to liquidity risk, and that funds should tailor their liquidity risk management programs to their particular risks and circumstances. The SEC also recognized that a fund is not required to eliminate all adverse impacts of liquidity risk.

Aristotle Capital has adopted the liquidity risk management program (the "Fund Program") and is the Program Administrator. The Fund Program sets forth the obligations of the Funds and the Program Administrator with respect to managing and overseeing each Funds' liquidity risk management requirements as well as the specific reporting obligations set forth in the Liquidity Rule. Aristotle Capital has established a committee (the "Liquidity Committee") to assist in the implementation and day-to-day administration of the Fund Program and carrying out its liquidity risk management responsibilities.

Aristotle Capital will review the adequacy and effectiveness of implementation of the Fund Program and will prepare and submit an annual written report to each Trust Liquidity Oversight Committee no less frequently than annually. Aristotle Capital will conduct initial and annual assessments of each Fund's liquidity risk. In addition, Aristotle Capital will reassess the Fund's liquidity risk upon the occurrence of an event that it reasonably expects would materially affect a Fund's liquidity risk. Reassessments of the Fund's liquidity risk shall be submitted to the Board of Trustees of the Trust for review. As part of the Fund Program, Aristotle Capital is responsible for classifying each of the portfolio investments held by each Fund into one of the four liquidity categories.

Cross-Reference: Aristotle Capital's Liquidity Risk Management Program is set forth as Appendix Q.

20.13NAME TEST PROCEDURES

Aristotle Capital will monitor mutual fund portfolio holdings to ensure that any mutual fund name suggesting that the fund focuses on a particular type of investment invests at least 80% of its assets in the type of investment suggested by its name. Aristotle Capital will review the 80% investment requirement based on an investment company's net assets plus any borrowings for investment purposes. Exceptions will be remedied with Compliance and Portfolio Managers working together to adjust portfolio and resolve in the best interest of the mutual fund client and its investors, documented and reported to the Mutual Fund CCO/Board.

20.14SENIOR SECURITIES/ASSET SEGREGATION

Aristotle Capital will monitor the portfolio to determine: (1) the liquid securities acceptable for segregation; (2) the amount required to be segregated; (3) whether the segregated assets continue to be appropriate. Any exceptions to the segregation process will be reported to the mutual fund's Board. Aristotle Capital will periodically select a sample of the mutual fund portfolio and independently review assets to ensure that sufficient assets have been segregated to meet the mutual fund's future obligations. Exceptions will be remedied with Compliance and Portfolio Managers working together to adjust portfolio and resolve in the best interest of the mutual fund client and its investors, documented and reported to the Mutual Fund CCO/Board.

20.15OTHER DIVERSIFICATION REQUIREMENTS

Aristotle Capital, with the assistance of the mutual fund's administrator, will monitor the portfolio with respect to Subchapter M and Subchapter L of the Internal Revenue Code to ensure that at least 90% of the gross income is derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by the mutual fund is treated as derived with respect to the mutual fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the mutual fund.

Aristotle Capital will also monitor, with the assistance of the mutual fund's administrator, the portfolio to ensure that at least 50% of the value of its total assets are represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the mutual fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the mutual fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships. Exceptions will be remedied with Compliance and Portfolio Managers working together to adjust portfolio and resolve in the best interest of the mutual fund client and its investors, documented and reported to the Mutual Fund CCO/Board.

Aristotle Capital will monitor the mutual fund's investments so that on the last day of each calendar quarter: (1) no more than 55% of the value of its total assets is represented by any one investment; (2) no more than 70% by any two investments; (3) no more than 80% is represented by any three investments; and (4) no more than 90% is represented by any four investments.

20.16CROSS-OWNERSHIP PROCEDURES

Aristotle Capital will monitor mutual fund portfolios to ensure that the mutual fund does not purchase any voting security if it is known that cross-ownership or circular ownership exists, or after such acquisition will exist, between the mutual fund and the issuer of the security. Cross-ownership exists between two companies when each of such companies beneficially owns more than 3% of the outstanding voting securities of the other company. If cross- ownership or circular ownership between the mutual fund and any other company or companies occurs upon the purchase by a registered investment company of the securities of another company, the mutual fund will eliminate the cross-ownership or circular ownership. Exceptions will be remedied with Compliance and Portfolio Managers working together to adjust portfolio and resolve in the best interest of the mutual fund client and its investors, documented and reported to the Mutual Fund CCO/Board.

Cross-Reference: Aristotle Capital's Mutual Fund Reporting Form is set forth as Appendix J.

20.17PORTFOLIO HOLDINGS DISCLOSURE

It is the policy of the mutual funds managed and sub-advised by Aristotle Capital and their service providers to protect the confidentiality of the funds' holdings and prevent the selective disclosure of nonpublic information about the funds' portfolio holdings, which includes the funds' portfolio holdings and pending transactions.

As a general rule, neither Aristotle Capital nor any of Aristotle Capital's service providers may disclose any information concerning the portfolio holdings of the funds to any unaffiliated third-party except as provided below. The funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by Aristotle Capital, or any affiliated person of Aristotle Capital) in connection with the disclosure of portfolio holdings information.

Nothing herein is intended to prevent the disclosure of any and all portfolio information for legitimate business purpose to the funds' service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the funds' custodian, fund accountants, attorneys, officers and trustees and each of their respective affiliates and advisors, and are subject to duties of confidentiality, including a duty to not trade on nonpublic information.

Each violation of the Portfolio Holding Disclosure policies must be reported to the CCO. If the CCO deems that such violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the incident to the Fund's Board of Trustees, as required by Rule 38a-1.

20.18MUTUAL FUND ADVERTISING AND SALES LITERATURE

Rule 135a, Rule 156 and Rule 482 under the Securities Act, Rule 34b-1 under the 1940 Act, and Rule 2210 of the FINRA Conduct Rules govern the distribution and content of investment company sales literature and advertisements. Aristotle Capital, in its role as the manager or sub-adviser to a mutual fund, may from time-to-time prepare advertisements and sales literature related to the fund managed. All advertising and sales literature will include a marketing tracking code and documentation will record the date of first use. All pieces containing performance numbers shall be updated no less frequently than quarterly.

The funds' Distributors shall be responsible for reviewing all sales literature and advertisements for compliance with the FINRA Conduct Rules, the Securities Act and 1940 Act and rules and regulations thereunder.

Filing Requirements

Section 24(b) of the 1940 Act requires funds to file the text of sales material (other than Rule 482 advertisements) intended for distribution to prospective investors with the SEC within ten (10) days of the first use or publication of the sales material. Rule 482 advertisements must be filed with the SEC under Rule 497 under the Securities Act.

Generally, FINRA members must file sales literature and advertisements with the FINRA Advertising Regulation Department within ten (10) days of first use or publication by the FINRA member.

Rule 24b-3 under the 1940 Act and Rule 497(i) under the Securities Act provide that sales literature and advertisements (including Rule 482 advertisements) that are addressed to or intended for distribution to prospective investors shall be deemed filed with the SEC if the sales literature or advertisement is filed with FINRA or another national securities association. Since most mutual fund sales literature and advertisements originate from FINRA member firms subject to FINRA's filing requirements, mutual fund sales literature and advertisements are generally only filed with FINRA.

The Funds' Distributor is responsible for filing all sales literature and advertisements with the appropriate regulatory authorities. Aristotle Capital will follow the advertising requirements for mutual fund advertisement and sales literature and provide the Fund Distributor with the materials required to perform a review of the Aristotle Capital created advertising piece and make the proper filing.

21 BUSINESS CONTINUITY

Aristotle Capital recognizes the importance of ensuring continuity of operations in the event of an interruption of services which may result from terrorism, natural disaster or otherwise. As a result, Aristotle Capital has adopted a Business Continuity Plan.

Cross-Reference: Aristotle Capital's Business Continuity Plan Summary is set forth as Appendix G.

22 VENDOR DUE DILIGENCE

22.1POLICY: OVERSIGHT AND REVIEW

Aristotle Capital engages various vendors to assist the firm in providing services to clients. As a fiduciary, Aristotle Capital is responsible for prudently selecting and maintaining vendors. Accordingly, vendors deemed to be critical to the operations of Aristotle Capital must undergo initial and periodic due diligence reviews. Generally, a vendor is deemed be a key vendor if: (1) the vendor has access to nonpublic client information; and or (2) provides products and/or its services are critical to Aristotle Capital in conducting its day to day business or in meeting its legal or contractual obligations.

As an investment adviser, Aristotle Capital has a fiduciary obligation to clients to supervise services provided by its vendors. In this capacity, Aristotle Capital takes steps to select key vendors to ensure safeguarding of client information and securing Aristotle Capital's critical systems from misuse, disruption and unauthorized access.

22.2PROCEDURE: VENDOR DUE DILIGENCE

The CCO is responsible for the Vendor Management Working Group (the "Vendor Management Group") and overseeing the implementation of this policy. The Vendor Management Group generally consists of members of the Compliance Team and/or such other employees designated by the CCO, which may include the CRO and other employee(s) responsible for acquiring the vendor.

Initial Due Diligence and Approval: Prior to engaging a new service provider, Aristotle Capital will review potential vendors for the procurement of services by assessing the vendor for ability to provide services, secure the firm's data and information, maintain and follow compliance policies and procedures and respond appropriately to business interruptions or breaches.

If the vendor is approved, the service agreement will be executed by an authorized agent of Aristotle Capital. If the vendor is deemed to be critical to the business operations of the firm or have access to client or firm sensitive data, the Vendor Management Group will add the vendor to the firm's approved key vendor list.

Ongoing Due Diligence: Aristotle Capital will periodically query key vendors to ensure that they maintain a high level of security and adhere to contractual obligations. The frequency of periodic due diligence depends on a vendor's level of risk, as determined by the CCO. Periodic due diligence generally includes the following and will be completed by a member of the compliance team:

•Request and review the following policies from the vendor (as applicable): o Business continuity policy

o Incident response plan o Cyber policy

o Privacy policy

o Certificate of insurance

o Demonstration of controls audit (e.g. SOC2) and cybersecurity testing (e.g. penetration testing or vulnerability scans);

•Conduct an onsite audit if deemed necessary by the CCO/CRO; and

•Document the review of the vendor.

23 ANNUAL COMPLIANCE REVIEW

Pursuant to Rule 206(4)-7, Aristotle Capital's CCO will annually review or oversee the review of Aristotle Capital's compliance program and maintain evidence of the annual review. Due diligence on key service providers will also be conducted on an ongoing basis, which may include an annual onsite visit to certain providers, all of which will be documented as part of the annual review. To the extent that compliance violations are detected, the CCO will document the manner in which any such violations were corrected. The CCO may implement changes to the compliance program at any time, including revisions to this Manual, as necessary. It is the responsibility of the CCO to communicate any such changes to Aristotle Capital's advisory personnel.

The CCO may, but is not required to, seek the assistance of relevant persons within Aristotle Capital as well as outside providers such as legal counsel or auditors in the course of the annual review.

ARISTOTLE CAPITAL MANAGEMENT, LLC

INVESTMENT ADVISER

Compliance Manual

Appendix

July 12, 2019

TABLE OF APPENDICES

Compliance Certifications: Compliance Manual and Code of Ethics Acknowledgment Samples	.............................A
Form ADV...................................................................................................................................................................	B
Advisory Contract........................................................................................................................................................	C
Valuation Policies and Procedures..............................................................................................................................	D
Code of Ethics. ............................................................................................................................................................	E
Privacy Notice .............................................................................................................................................................	F
Business Continuity Plan Summary............................................................................................................................	G
Proxy Voting Policies and Procedures .......................................................................................................................	H
Books and Records......................................................................................................................................................	I
Mutual Fund Reporting Form. ....................................................................................................................................	J
Social Media Use Certification.........................................................................................................	..........................K
Trading Review Procedures.........................................................................................................................................	L
Best Execution Evaluation Procedures.......................................................................................................................	M
Portfolio Monitoring Procedures.................................................................................................................................	N
Data Security Program Policies and Procedures Summary.........................................................................................	O
Complaint Form Sample..............................................................................................................................................	P
Liquidity Risk Management Program..........................................................................................................................	Q

APPENDIX A

COMPLIANCE CERTIFICATIONS: COMPLIANCE MANUAL AND CODE OF ETHICS

ACKNOWLEDGEMENT SAMPLES

User Account	Requested Date Time	Status
System Document Descriptor Initial Compliance Packet	Submitted Date/Time	Version Status
Requested By	Due Date/Time

This form must be completed and submitted within 10 days of becoming an Access Person. The due date is listed on the certification request alert and your StarCompliance Homepage. Please ensure all broker accounts, private investments, and political contributions are included. If not, such information should be added via the appropriate request tab or notify a member of the Compliance team to disclose. Any technical questions should be sent to aristotle@fairviewinvest.com

INITIAL COMPLIANCE CERTIFICATION

Initial Code of Ethics Receipt

The below links provide access to the Code of Ethics ("Code"). Please select the link, open the document and review the current version of the Code. Once completed, please attest that you have read and understand the Code.

Please note, once you have clicked on the below link, a new window should open where you can access the Code. Once you have reviewed the document, you can close that window and return to this certification.

Aristotle Capital Management, LLC - Code of Ethics

I hereby acknowledge receipt of the current Code, including any applicable amendments. I hereby certify that I

Recently have read/re-read the Code (including any amendments thereto);

Understand the Code; and

Recognize that I am subject to its provisions.

I also hereby certify that I have complied with and will continue to comply with the requirements of the Code and that I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the Code. Moreover, I agree to promptly report to the Chief Compliance Officer any violation or possible violation of the Code of which I become aware. I understand that violation of the Code will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.

Printed Electronic Signature

Initial Compliance Manual Receipt

The below links provide access to the Compliance Manual for each entity where you have reporting requirements. Please select each link, open the document and review the version of the respective Manual. Once completed, please attest that you have read and understand each Manual.

Please note, once you have clicked on the appropriate Manual(s), a new window should open where you can access each Manual. Once you have reviewed the Manual, you can close that window and return to this certification.

Aristotle Capital Management, LLC - Compliance Manual

I hereby acknowledge receipt of the current Compliance Manual(s), including any applicable amendments. I hereby certify that I

Recently have read/re-read the Compliance Manual(s) (including any amendments thereto);

Understand the Compliance Manual(s); and

Recognize that I am subject to its provisions.

I also hereby certify that I have complied with and will continue to comply with the requirements of the Compliance Manual(s) and that I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the Compliance Manual(s). Moreover, I agree to promptly report to the Chief Compliance Officer or designee any violation or possible violation of the Compliance Manual(s) of which I become aware. I understand that violation of the Compliance Manual(s) will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.

Printed Electronic Signature

User Account	Requested Date Time	Status
System Document Descriptor Annual Compliance Packet	Submitted Date/Time	Version Status
Requested By	Due Date/Time

This form must be completed and submitted within 30 days following the end of each calendar year. The due date is listed on the certification request alert and your StarCompliance Homepage. Please ensure all broker accounts, private investments, and political contributions are included. If not, such information should be added via the appropriate request tab or notify a member of the Compliance team to disclose. Any technical questions should be sent to aristotle@fairviewinvest.com

ANNUAL COMPLIANCE CERTIFICATIONS

Code of Ethics Receipt

The below links provide access to the Code of Ethics ("Code"). Please select the link, open the document and review the current version of the Code. Once completed, please attest that you have read and understand the Code.

Please note, once you have clicked on the below link, a new window should open where you can access the Code. Once you have reviewed the document, you can close that window and return to this certification.

Aristotle Capital Management, LLC - Code of Ethics

I hereby acknowledge receipt of the current Code, including any applicable amendments. I hereby certify that I

Recently have read/re-read the Code (including any amendments thereto);

Understand the Code; and

Recognize that I am subject to its provisions.

I also hereby certify that I have complied with and will continue to comply with the requirements of the Code and that I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the Code. Moreover, I agree to promptly report to the Chief Compliance Officer any violation or possible violation of the Code of which I become aware. I understand that violation of the Code will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.

Printed Electronic Signature

Compliance Manual Receipt

The below links provide access to the Compliance Manual(s) for each entity where you have reporting requirements. Please select each link, open the document, and review the updated version of the respective Manual. Once completed, please attest that you have read and understand each Manual.

Please note, once you have clicked on the appropriate Manual(s), a new window should open where you can access each Manual. Once you have reviewed the Manual, you can close that window and return to this certification.

Aristotle Capital Management, LLC - Compliance Manual

I hereby acknowledge receipt of the current Compliance Manual(s), including any applicable amendments. I hereby certify that I

Recently have read/re-read the Compliance Manual(s) (including any amendments thereto);

Understand the Compliance Manual(s); and

Recognize that I am subject to its provisions.

I also hereby certify that I have complied with and will continue to comply with the requirements of the Compliance Manual(s) and that I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the Compliance Manual(s). Moreover, I agree to promptly report to the Chief Compliance Officer or designee any violation or possible violation of the Compliance Manual(s) of which I become aware. I understand that violation of the Compliance Manual(s) will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.

Printed Electronic Signature

APPENDIX B FORM ADV

3/28/2019IARD - All Sections [User Name: mgosom, OrgID: 109876]

FORM ADV

UNIFORM APPLICATION FOR INVESTMENT ADVISER REGISTRATION AND REPORT BY EXEMPT REPORTING ADVISERS

Primary Business Name: ARISTOTLE CAPITAL MANAGEMENT, LLC	CRD Number: 109876
Other-Than-Annual Amendment - All Sections	Rev. 10/2017
3/28/2019 1:21:19 PM

WARNING: Complete this form truthfully. False statements or omissions may result in denial of your application, revocation of your registration, or criminal prosecution. You must keep this form updated by filing periodic amendments. See Form ADV General Instruction 4.

Item 1 Identifying Information

Responses to this Item tell us who you are, where you are doing business, and how we can contact you. If you are filing an umbrella registration, the information in Item 1 should be provided for the filing adviser only. General Instruction 5 provides information to assist you with filing an umbrella registration.

A.Your full legal name (if you are a sole proprietor, your last, first, and middle names):

ARISTOTLE CAPITAL MANAGEMENT, LLC

B.(1) Name under which you primarily conduct your advisory business, if different from Item 1.A.

ARISTOTLE CAPITAL MANAGEMENT, LLC

List on Section 1.B. of Schedule D any additional names under which you conduct your advisory business.

(2) If you are using this Form ADV to register more than one investment adviser under an umbrella registration, check this box

If you check this box, complete a Schedule R for each relying adviser.

C.If this filing is reporting a change in your legal name (Item 1.A.) or primary business name (Item 1.B.(1)), enter the new name and specify whether the name change is of your legal name or your primary business name:

D.(1) If you are registered with the SEC as an investment adviser, your SEC file number: 801-60014

(2)If you report to the SEC as an exempt reporting adviser, your SEC file number:

(3)If you have one or more Central Index Key numbers assigned by the SEC ("CIK Numbers"), all of your CIK numbers:

CIK Number

860644

E.(1) If you have a number ("CRD Number") assigned by the FINRA's CRD system or by the IARD system, your CRD number: 109876

If your firm does not have a CRD number, skip this Item 1.E. Do not provide the CRD number of one of your officers, employees, or affiliates.

(2) If you have additional CRD Numbers, your additional CRD numbers:

No Information Filed

F. Principal Office and Place of Business
(1) Address (do not use a P.O. Box):
Number and Street 1:		Number and Street 2:
11100 SANTA MONICA BLVD		SUITE 1700
City:	State:	Country:	ZIP+4/Postal Code:
LOS ANGELES	California	United States	90025-0449

If this address is a private residence, check this box:

List on Section 1.F. of Schedule D any office, other than your principal office and place of business, at which you conduct investment advisory business. If you are applying for registration, or are registered, with one or more state securities authorities, you must list all of your offices in the state or states to which you are applying for registration or with whom you are registered. If you are applying for SEC registration, if you are registered only with the SEC, or if you are reporting to the SEC as an exempt reporting adviser, list the largest twenty-five offices in terms of numbers of employees as of the end of your most recently completed fiscal year.

(2)Days of week that you normally conduct business at your principal office and place of business:

Monday - Friday Other:

Normal business hours at this location: 7:00 AM - 5:00PM

(3)Telephone number at this location:

310-478-4005

(4)Facsimile number at this location, if any:

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310-478-8496

(5)What is the total number of offices, other than your principal office and place of business, at which you conduct investment advisory business as of the end of your most recently completed fiscal year?

1

G.Mailing address, if different from your principal office and place of business address:

Number and Street 1:		Number and Street 2:
City:	State:	Country:	ZIP+4/Postal Code:

If this address is a private residence, check this box:

H.If you are a sole proprietor, state your full residence address, if different from your principal office and place of business address in Item 1.F.:

Number and Street 1:		Number and Street 2:
City:	State:	Country:	ZIP+4/Postal Code:

Yes No

I.Do you have one or more websites or accounts on publicly available social media platforms (including, but not limited to, Twitter, Facebook and LinkedIn)?

If "yes," list all firm website addresses and the address for each of the firm's accounts on publicly available social media platforms on Section 1.I. of Schedule D. If a website address serves as a portal through which to access other information you have published on the web, you may list the portal without listing addresses for all of the other information. You may need to list more than one portal address. Do not provide the addresses of websites or accounts on publicly available social media platforms where you do not control the content. Do not provide the individual electronic mail (e-mail) addresses of employees or the addresses of employee accounts on publicly available social media platforms.

J.Chief Compliance Officer

(1) Provide the name and contact information of your Chief Compliance Officer. If you are an exempt reporting adviser, you must provide the contact information for your Chief Compliance Officer, if you have one. If not, you must complete Item 1.K. below.

Name:		Other titles, if any:
MICHELLE GOSOM
Telephone number:		Facsimile number, if any:
310-478-4005		310-478-8496
Number and Street 1:		Number and Street 2:
11100 SANTA MONICA BLVD		SUITE 1700
City:	State:	Country:	ZIP+4/Postal Code:
LOS ANGELES	California	United States	90025

Electronic mail (e-mail) address, if Chief Compliance Officer has one:

MGOSOM@ARISTOTLECAP.COM

(2)If your Chief Compliance Officer is compensated or employed by any person other than you, a related person or an investment company registered under the Investment Company Act of 1940 that you advise for providing chief compliance officer services to you, provide the person's name and IRS Employer Identification Number (if any):

Name:

IRS Employer Identification Number:

K.Additional Regulatory Contact Person: If a person other than the Chief Compliance Officer is authorized to receive information and respond to questions about this Form ADV, you may provide that information here.

Name:		Titles:
RICHARD SCHWEITZER		CHIEF FINANCIAL OFFICER; CHIEF OPERATING OFFICER
Telephone number:		Facsimile number, if any:
310-478-4005		310-478-8496
Number and Street 1:		Number and Street 2:
11100 SANTA MONICA BLVD		SUITE 1700
City:	State:	Country:	ZIP+4/Postal Code:
LOS ANGELES	California	United States	90025

Electronic mail (e-mail) address, if contact person has one:

RSCHWEITZER@ARISTOTLECAP.COM

Yes No

L.Do you maintain some or all of the books and records you are required to keep under Section 204 of the Advisers Act, or similar state law, somewhere other than your principal office and place of business?

If "yes," complete Section 1.L. of Schedule D.

Yes No

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M. Are you registered with a foreign financial regulatory authority?

Answer "no" if you are not registered with a foreign financial regulatory authority, even if you have an affiliate that is registered with a foreign financial regulatory authority. If "yes," complete Section 1.M. of Schedule D.

Yes No

N. Are you a public reporting company under Sections 12 or 15(d) of the Securities Exchange Act of 1934?

Yes No

O.Did you have $1 billion or more in assets on the last day of your most recent fiscal year? If yes, what is the approximate amount of your assets:

$1 billion to less than $10 billion

$10 billion to less than $50 billion

$50 billion or more

For purposes of Item 1.O. only, "assets" refers to your total assets, rather than the assets you manage on behalf of clients. Determine your total assets using the total assets shown on the balance sheet for your most recent fiscal year end.

P.Provide your Legal Entity Identifier if you have one: 2549004DENUUZY85ZB69

A legal entity identifier is a unique number that companies use to identify each other in the financial marketplace. You may not have a legal entity identifier.

SECTION 1.B. Other Business Names

List your other business names and the jurisdictions in which you use them. You must complete a separate Schedule D Section 1.B. for each business name.

Name: ARISTOTLE
Jurisdictions

AL	IL	NE	SC
AK	IN	NV	SD
AZ	IA	NH	TN
AR	KS	NJ	TX
CA	KY	NM	UT
CO	LA	NY	VT
CT	ME	NC	VI
DE	MD	ND	VA
DC	MA	OH	WA
FL	MI	OK	WV
GA	MN	OR	WI
GU	MS	PA	WY
HI	MO	PR	Other:
ID	MT	RI

SECTION 1.F. Other Offices

Complete the following information for each office, other than your principal office and place of business, at which you conduct investment advisory business. You must complete a separate Schedule D Section 1.F. for each location. If you are applying for SEC registration, if you are registered only with the SEC, or if you are an exempt reporting adviser, list only the largest twenty-five offices (in terms of numbers of employees).

Number and Street 1:		Number and Street 2:
840 NEWPORT CENTER DRIVE		SUITE 600
City:	State:	Country:	ZIP+4/Postal Code:
NEWPORT BEACH	California	United States	92660

If this address is a private residence, check this box:

Telephone Number:	Facsimile Number, if any:

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949-681-2100	949-681-2199

If this office location is also required to be registered with FINRA or a state securities authority as a branch office location for a broker-dealer or investment adviser on the Uniform Branch Office Registration Form (Form BR), please provide the CRD Branch Number here:

How many employees perform investment advisory functions from this office location? 6

Are other business activities conducted at this office location? (check all that apply)

(1) Broker-dealer (registered or unregistered)

(2) Bank (including a separately identifiable department or division of a bank)

(3) Insurance broker or agent

(4) Commodity pool operator or commodity trading advisor (whether registered or exempt from registration)

(5) Registered municipal advisor

(6) Accountant or accounting firm

(7) Lawyer or law firm

Describe any other investment-related business activities conducted from this office location:

BACK OFFICE/SHARED SERVICES TEAM OPERATIONS/LOCATION OF CERTAIN INVESTMENT ADVISORY PERSONNEL

SECTION 1.I. Website Addresses

List your website addresses, including addresses for accounts on publicly available social media platforms where you control the content (including, but not limited to, Twitter, Facebook and/or LinkedIn). You must complete a separate Schedule D Section 1.I. for each website or account on a publicly available social media platform.

Address of Website/Account on Publicly Available Social Media Platform: HTTP://WWW.ARISTOTLECAP.COM

Address of Website/Account on Publicly Available Social Media Platform: HTTP://WWW.ARISTOTLEFUNDS.COM

Address of Website/Account on Publicly Available Social Media Platform: HTTPS://WWW.YOUTUBE.COM/USER/ARISTOTLECAP

Address of Website/Account on Publicly Available Social Media Platform: HTTPS://WWW.LINKEDIN.COM/COMPANY/ARISTOTLE-CAPITAL-MANAGEMENT-LLC/

Address of Website/Account on Publicly Available Social Media Platform: HTTPS://WWW.INSTAGRAM.COM/ARISTOTLECAPITAL/

Address of Website/Account on Publicly Available Social Media Platform: HTTPS://TWITTER.COM/ARISTOTLECAP

SECTION 1.L. Location of Books and Records

Complete the following information for each location at which you keep your books and records, other than your principal office and place of business. You must complete a separate Schedule D, Section 1.L. for each location.

Name of entity where books and records are kept:

FAIRVIEW INVESTMENT SERVICES, LLC

Number and Street 1:		Number and Street 2:
1330 ST. MARY'S STREET		SUITE 400
City:	State:	Country:	ZIP+4/Postal Code:
RALEIGH	North Carolina	United States	27605

If this address is a private residence, check this box:

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Telephone Number:	Facsimile number, if any:
919-706-4100	800-770-9925
This is (check one):
one of your branch offices or affiliates.
a third-party unaffiliated recordkeeper.
other.

Briefly describe the books and records kept at this location.

ADDITIONAL COPIES OF COMPLIANCE RECORDS

Name of entity where books and records are kept:

GLOBAL RELAY COMMUNICATIONS, INC.

Number and Street 1:		Number and Street 2:
220 CAMBIE STREET, SUITE 270
City:	State:	Country:	ZIP+4/Postal Code:
VANCOUVER		Canada
If this address is a private residence, check this box:
Telephone Number:	Facsimile number, if any:
866-484-6630
This is (check one):
one of your branch offices or affiliates.
a third-party unaffiliated recordkeeper.
other.
Briefly describe the books and records kept at this location.
ADDITIONAL COPIES OF EMAIL ARE ARCHIVED AT THIS LOCATION.

Name of entity where books and records are kept:
INSTITUTIONAL SHAREHOLDER SERVICES (ISS)
Number and Street 1:		Number and Street 2:
50 FREMONT STREET		SUITE 2225
City:	State:	Country:	ZIP+4/Postal Code:
SAN FRANCISCO	California	United States	94105
If this address is a private residence, check this box:
Telephone Number:	Facsimile number, if any:
415-216-2900	415-216-2901
This is (check one):
one of your branch offices or affiliates.
a third-party unaffiliated recordkeeper.
other.
Briefly describe the books and records kept at this location.
THIRD PARTY PROXY VOTING SERVICE.

Name of entity where books and records are kept:
ARISTOTLE CAPITAL MANAGEMENT, LLC
Number and Street 1:		Number and Street 2:

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840 NEWPORT CENTER DRIVE		SUITE 600
City:	State:	Country:	ZIP+4/Postal Code:
NEWPORT BEACH	California	United States	92660

If this address is a private residence, check this box:

Telephone Number:	Facsimile number, if any:
949-681-2100	949-681-2199

This is (check one):

one of your branch offices or affiliates.

a third-party unaffiliated recordkeeper. other.

Briefly describe the books and records kept at this location.

ADDITIONAL COPIES OF TRADING, INVESTMENT AND CLIENT RECORDS.

Name of entity where books and records are kept:

IRON MOUNTAIN

Number and Street 1:		Number and Street 2:
6935 FLANDERS DRIVE
City:	State:	Country:	ZIP+4/Postal Code:
SAN DIEGO	California	United States	92121
If this address is a private residence, check this box:
Telephone Number:	Facsimile number, if any:
800-934-3453
This is (check one):
one of your branch offices or affiliates.
a third-party unaffiliated recordkeeper.
other.
Briefly describe the books and records kept at this location.
OLDER BOOKS AND RECORDS

Name of entity where books and records are kept:
ARISTOTLE ATLANTIC PARTNERS, LLC
Number and Street 1:		Number and Street 2:
489 5TH AVENUE		10TH FLOOR
City:	State:	Country:	ZIP+4/Postal Code:
NEW YORK	New York	United States	10017

If this address is a private residence, check this box:

Telephone Number:	Facsimile number, if any:
212-652-4150	310-478-8496

This is (check one):

one of your branch offices or affiliates.

a third-party unaffiliated recordkeeper. other.

Briefly describe the books and records kept at this location.

INVESTMENT AND CLIENT RECORDS.

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Name of entity where books and records are kept:
MICROSOFT AZURE & OFFICE 365
Number and Street 1:		Number and Street 2:
ONE MICROSOFT WAY
City:	State:	Country:	ZIP+4/Postal Code:
REDMOND	Washington	United States	98052
If this address is a private residence, check this box:
Telephone Number:	Facsimile number, if any:
800-867-1389
This is (check one):
one of your branch offices or affiliates.
a third-party unaffiliated recordkeeper.
other.
Briefly describe the books and records kept at this location.
CLOUD AND EMAIL SERVICES

Name of entity where books and records are kept:
SALESFORCE
Number and Street 1:		Number and Street 2:
415 MISSION STREET		3RD FLOOR
City:	State:	Country:	ZIP+4/Postal Code:
SAN FRANCISCO	California	United States	94104
If this address is a private residence, check this box:
Telephone Number:	Facsimile number, if any:
800-667-6389
This is (check one):
one of your branch offices or affiliates.
a third-party unaffiliated recordkeeper.
other.
Briefly describe the books and records kept at this location.
CRM PLATFORM

Name of entity where books and records are kept:
CHARLES RIVER DEVELOPMENT
Number and Street 1:		Number and Street 2:
700 DISTRICT AVENUE
City:	State:	Country:	ZIP+4/Postal Code:
BURLINGTON	Massachusetts	United States	01803

If this address is a private residence, check this box:

Telephone Number:	Facsimile number, if any:
781-238-0099
This is (check one):

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one of your branch offices or affiliates.

a third-party unaffiliated recordkeeper.
other.
Briefly describe the books and records kept at this location.
PORTFOLIO MANAGEMENT PLATFORM

Name of entity where books and records are kept:
GENERIC NETWORK SYSTEMS (GNS)
Number and Street 1:		Number and Street 2:
333 WEST 39TH STREET		SUITE 903
City:	State:	Country:	ZIP+4/Postal Code:
NEW YORK	New York	United States	10018
If this address is a private residence, check this box:
Telephone Number:	Facsimile number, if any:
212-268-4722
This is (check one):
one of your branch offices or affiliates.
a third-party unaffiliated recordkeeper.
other.
Briefly describe the books and records kept at this location.
HOST FOR GENEVA PORTFOLIO MANAGEMENT PLATFORM

Name of entity where books and records are kept:
AWS (AMAZON WEB SERVICES)
Number and Street 1:		Number and Street 2:
410 TERRY AVENUE
City:	State:	Country:	ZIP+4/Postal Code:
SEATTLE	Washington	United States	98109
If this address is a private residence, check this box:
Telephone Number:	Facsimile number, if any:
833-662-9873
This is (check one):
one of your branch offices or affiliates.
a third-party unaffiliated recordkeeper.
other.
Briefly describe the books and records kept at this location.
CLOUD SERVICES

SECTION 1.M. Registration with Foreign Financial Regulatory Authorities

No Information Filed

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Item 2 SEC Registration/Reporting

Responses to this Item help us (and you) determine whether you are eligible to register with the SEC. Complete this Item 2.A. only if you are applying for SEC registration or submitting an annual updating amendment to your SEC registration. If you are filing an umbrella registration, the information in Item 2 should be provided for the filing adviser only.

A.To register (or remain registered) with the SEC, you must check at least one of the Items 2.A.(1) through 2.A.(12), below. If you are submitting an annual updating amendment to your SEC registration and you are no longer eligible to register with the SEC, check Item 2.A.(13). Part 1A Instruction 2 provides information to help you determine whether you may affirmatively respond to each of these items.

You (the adviser):

(1) are a large advisory firm that either:

(a)has regulatory assets under management of $100 million (in U.S. dollars) or more; or

(b)has regulatory assets under management of $90 million (in U.S. dollars) or more at the time of filing its most recent annual updating amendment and is registered with the SEC;

(2) are a mid-sized advisory firm that has regulatory assets under management of $25 million (in U.S. dollars) or more but less than $100 million (in U.S. dollars) and you are either:

(a)not required to be registered as an adviser with the state securities authority of the state where you maintain your principal office and place of business; or

(b)not subject to examination by the state securities authority of the state where you maintain your principal office and place of business;

Click HERE for a list of states in which an investment adviser, if registered, would not be subject to examination by the state securities authority.

(3)Reserved

(4) have your principal office and place of business outside the United States;

(5) are an investment adviser (or subadviser) to an investment company registered under the Investment Company Act of 1940;

(6) are an investment adviser to a company which has elected to be a business development company pursuant to section 54 of the Investment Company Act of 1940 and has not withdrawn the election, and you have at least $25 million of regulatory assets under management;

(7) are a pension consultant with respect to assets of plans having an aggregate value of at least $200,000,000 that qualifies for the exemption in rule 203A-2(a);

(8) are a related adviser under rule 203A-2(b) that controls, is controlled by, or is under common control with, an investment adviser that is registered with the SEC, and your principal office and place of business is the same as the registered adviser;

If you check this box, complete Section 2.A.(8) of Schedule D.

(9) are an adviser relying on rule 203A-2(c) because you expect to be eligible for SEC registration within 120 days;

If you check this box, complete Section 2.A.(9) of Schedule D.

(10) are a multi-state adviser that is required to register in 15 or more states and is relying on rule 203A-2(d);

If you check this box, complete Section 2.A.(10) of Schedule D.

(11) are an Internet adviser relying on rule 203A-2(e);

(12) have received an SEC order exempting you from the prohibition against registration with the SEC;

If you check this box, complete Section 2.A.(12) of Schedule D.

(13) are no longer eligible to remain registered with the SEC.

State Securities Authority Notice Filings and State Reporting by Exempt Reporting Advisers

C.Under state laws, SEC-registered advisers may be required to provide to state securities authorities a copy of the Form ADV and any amendments they file with the SEC. These are called notice filings. In addition, exempt reporting advisers may be required to provide state securities authorities with a copy of reports and any amendments they file with the SEC. If this is an initial application or report, check the box(es) next to the state(s) that you would like to receive notice of this and all subsequent filings or reports you submit to the SEC. If this is an amendment to direct your notice filings or reports to additional state(s), check the box(es) next to the state(s) that you would like to receive notice of this and all subsequent filings or reports you submit to the SEC. If this is an amendment to your registration to stop your notice filings or reports from going to state(s) that currently receive them, uncheck the box(es) next to those state(s).

Jurisdictions

AL	IL	NE	SC
AK	IN	NV	SD
AZ	IA	NH	TN
AR	KS	NJ	TX
CA	KY	NM	UT
CO	LA	NY	VT
CT	ME	NC	VI

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DE	MD	ND	VA

DC	MA	OH	WA
FL	MI	OK	WV
GA	MN	OR	WI
GU	MS	PA	WY
HI	MO	PR
ID	MT	RI

If you are amending your registration to stop your notice filings or reports from going to a state that currently receives them and you do not want to pay that state's notice filing or report filing fee for the coming year, your amendment must be filed before the end of the year (December 31).

SECTION 2.A.(8) Related Adviser

If you are relying on the exemption in rule 203A-2(b) from the prohibition on registration because you control, are controlled by, or are under common control with an investment adviser that is registered with the SEC and your principal office and place of business is the same as that of the registered adviser, provide the following information:

Name of Registered Investment Adviser

CRD Number of Registered Investment Adviser

SEC Number of Registered Investment Adviser

-

SECTION 2.A.(9) Investment Adviser Expecting to be Eligible for Commission Registration within 120 Days

If you are relying on rule 203A-2(c), the exemption from the prohibition on registration available to an adviser that expects to be eligible for SEC registration within 120 days, you are required to make certain representations about your eligibility for SEC registration. By checking the appropriate boxes, you will be deemed to have made the required representations. You must make both of these representations:

I am not registered or required to be registered with the SEC or a state securities authority and I have a reasonable expectation that I will be eligible to register with the SEC within 120 days after the date my registration with the SEC becomes effective.

I undertake to withdraw from SEC registration if, on the 120th day after my registration with the SEC becomes effective, I would be prohibited by Section 203A(a) of the Advisers Act from registering with the SEC.

SECTION 2.A.(10) Multi-State Adviser

If you are relying on rule 203A-2(d), the multi-state adviser exemption from the prohibition on registration, you are required to make certain representations about your eligibility for SEC registration. By checking the appropriate boxes, you will be deemed to have made the required representations.

If you are applying for registration as an investment adviser with the SEC, you must make both of these representations:

I have reviewed the applicable state and federal laws and have concluded that I am required by the laws of 15 or more states to register as an investment adviser with the state securities authorities in those states.

I undertake to withdraw from SEC registration if I file an amendment to this registration indicating that I would be required by the laws of fewer than 15 states to register as an investment adviser with the state securities authorities of those states.

If you are submitting your annual updating amendment, you must make this representation:

Within 90 days prior to the date of filing this amendment, I have reviewed the applicable state and federal laws and have concluded that I am required by the laws of at least 15 states to register as an investment adviser with the state securities authorities in those states.

SECTION 2.A.(12) SEC Exemptive Order

If you are relying upon an SEC order exempting you from the prohibition on registration, provide the following information:

Application Number: 803-

Date of order:

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Item 3 Form of Organization

If you are filing an umbrella registration, the information in Item 3 should be provided for the filing adviser only.

A.How are you organized?

Corporation

Sole Proprietorship

Limited Liability Partnership (LLP)

Partnership

Limited Liability Company (LLC)

Limited Partnership (LP)

Other (specify):

If you are changing your response to this Item, see Part 1A Instruction 4.

B.In what month does your fiscal year end each year?

DECEMBER

C.Under the laws of what state or country are you organized?

State Country Delaware United States

If you are a partnership, provide the name of the state or country under whose laws your partnership was formed. If you are a sole proprietor, provide the name of the state or country where you reside.

If you are changing your response to this Item, see Part 1A Instruction 4.

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Item 4 Successions

Yes No

A.Are you, at the time of this filing, succeeding to the business of a registered investment adviser, including, for example, a change of your structure or legal status (e.g., form of organization or state of incorporation)?

If "yes", complete Item 4.B. and Section 4 of Schedule D.

B.Date of Succession: (MM/DD/YYYY)

If you have already reported this succession on a previous Form ADV filing, do not report the succession again. Instead, check "No." See Part 1A Instruction 4.

SECTION 4 Successions

No Information Filed

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Item 5 Information About Your Advisory Business - Employees, Clients, and Compensation

Responses to this Item help us understand your business, assist us in preparing for on-site examinations, and provide us with data we use when making regulatory policy. Part 1A Instruction 5.a. provides additional guidance to newly formed advisers for completing this Item 5.

Employees

If you are organized as a sole proprietorship, include yourself as an employee in your responses to Item 5.A. and Items 5.B.(1), (2), (3), (4), and (5). If an employee performs more than one function, you should count that employee in each of your responses to Items 5.B.(1), (2), (3), (4), and (5).

A.Approximately how many employees do you have? Include full- and part-time employees but do not include any clerical workers. 100

B.(1) Approximately how many of the employees reported in 5.A. perform investment advisory functions (including research)? 20

(2)Approximately how many of the employees reported in 5.A. are registered representatives of a broker-dealer? 20

(3)Approximately how many of the employees reported in 5.A. are registered with one or more state securities authorities as investment adviser representatives?

16

(4)Approximately how many of the employees reported in 5.A. are registered with one or more state securities authorities as investment adviser representatives for an investment adviser other than you?

0

(5)Approximately how many of the employees reported in 5.A. are licensed agents of an insurance company or agency? 0

(6)Approximately how many firms or other persons solicit advisory clients on your behalf? 7

In your response to Item 5.B.(6), do not count any of your employees and count a firm only once – do not count each of the firm's employees that solicit on your behalf.

Clients

In your responses to Items 5.C. and 5.D. do not include as "clients" the investors in a private fund you advise, unless you have a separate advisory relationship with those investors.

C.(1) To approximately how many clients for whom you do not have regulatory assets under management did you provide investment advisory services during your most recently completed fiscal year?

19

(2)Approximately what percentage of your clients are non-United States persons? 5%

D.For purposes of this Item 5.D., the category "individuals" includes trusts, estates, and 401(k) plans and IRAs of individuals and their family members, but does not include businesses organized as sole proprietorships.

The category "business development companies" consists of companies that have made an election pursuant to section 54 of the Investment Company Act of 1940. Unless you provide advisory services pursuant to an investment advisory contract to an investment company registered under the Investment Company Act of 1940, do not answer (d)(1) or (d)(3) below.

Indicate the approximate number of your clients and amount of your total regulatory assets under management (reported in Item 5.F. below) attributable to each of the following type of client. If you have fewer than 5 clients in a particular category (other than (d), (e), and (f)) you may check Item 5.D.(2) rather than respond to Item 5.D.(1).

The aggregate amount of regulatory assets under management reported in Item 5.D.(3) should equal the total amount of regulatory assets under management reported in Item 5.F.(2)(c) below.

If a client fits into more than one category, select one category that most accurately represents the client to avoid double counting clients and assets. If you advise a registered investment company, business development company, or pooled investment vehicle, report those assets in categories (d), (e), and (f) as applicable.

	(1) Number of	(2) Fewer than	(3) Amount of Regulatory Assets
Type of Client	Client(s)	5 Clients	under Management
(a) Individuals (other than high net worth individuals)	1640		$ 1,967,887,924
(b) High net worth individuals	0		$
(c) Banking or thrift institutions	0		$
(d) Investment companies	9		$ 2,059,227,386

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(e) Business development companies	0	$

(f) Pooled investment vehicles (other than investment companies and	10	$ 3,965,086,897
business development companies)
(g) Pension and profit sharing plans (but not the plan participants or	92	$ 3,471,910,743
government pension plans)
(h) Charitable organizations	119	$ 527,797,842
(i) State or municipal government entities (including government	25	$ 225,976,241
pension plans)
(j) Other investment advisers	0	$
(k) Insurance companies		$ 131,922
(l) Sovereign wealth funds and foreign official institutions	0	$
(m) Corporations or other businesses not listed above	173	$ 1,258,074,150
(n) Other:	0	$

Compensation Arrangements

E.You are compensated for your investment advisory services by (check all that apply):

(1) A percentage of assets under your management

(2) Hourly charges

(3) Subscription fees (for a newsletter or periodical)

(4) Fixed fees (other than subscription fees)

(5) Commissions

(6) Performance-based fees

(7) Other (specify):

Item 5 Information About Your Advisory Business - Regulatory Assets Under Management

Regulatory Assets Under Management

Yes No

F. (1) Do you provide continuous and regular supervisory or management services to securities portfolios?

(2) If yes, what is the amount of your regulatory assets under management and total number of accounts?

		U.S. Dollar Amount		Total Number of Accounts
Discretionary:	(a)	$ 13,476,093,105	(d)	2,069
Non-Discretionary:	(b)	$ 0	(e)	0
Total:	(c)	$ 13,476,093,105	(f)	2,069

Part 1A Instruction 5.b. explains how to calculate your regulatory assets under management. You must follow these instructions carefully when completing this Item.

(3)What is the approximate amount of your total regulatory assets under management (reported in Item 5.F.(2)(c) above) attributable to clients who are non-United States persons?

$ 4,371,936,237

Item 5 Information About Your Advisory Business - Advisory Activities

Advisory Activities

G.What type(s) of advisory services do you provide? Check all that apply.

(1) Financial planning services

(2) Portfolio management for individuals and/or small businesses

(3) Portfolio management for investment companies (as well as "business development companies" that have made an election pursuant to section 54 of the Investment Company Act of 1940)

(4) Portfolio management for pooled investment vehicles (other than investment companies)

(5) Portfolio management for businesses (other than small businesses) or institutional clients (other than registered investment companies and other pooled investment vehicles)

(6) Pension consulting services

(7) Selection of other advisers (including private fund managers)

(8) Publication of periodicals or newsletters

(9) Security ratings or pricing services

(10) Market timing services

(11) Educational seminars/workshops

(12) Other(specify):

Do not check Item 5.G.(3) unless you provide advisory services pursuant to an investment advisory contract to an investment company registered under the Investment Company Act of 1940, including as a subadviser. If you check Item 5.G.(3), report the 811 or 814 number of the investment company or investment companies to which you provide advice in Section 5.G.(3) of Schedule D.

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H.If you provide financial planning services, to how many clients did you provide these services during your last fiscal year?

0

1 - 10

11 - 25

26 - 50

51 - 100

101 - 250

251 - 500 More than 500

If more than 500, how many? (round to the nearest 500)

In your responses to this Item 5.H., do not include as "clients" the investors in a private fund you advise, unless you have a separate advisory relationship with those investors.

Yes No

I. (1) Do you participate in a wrap fee program?

(2)If you participate in a wrap fee program, what is the amount of your regulatory assets under management attributable to acting as:

(a)sponsor to a wrap fee program $ 0

(b)portfolio manager for a wrap fee program? $ 824,399,966

(c)sponsor to and portfolio manager for the same wrap fee program? $ 0

If you report an amount in Item 5.I.(2)(c), do not report that amount in Item 5.I.(2)(a) or Item 5.I.(2)(b).

If you are a portfolio manager for a wrap fee program, list the names of the programs, their sponsors and related information in Section 5.I.(2) of Schedule D.

If your involvement in a wrap fee program is limited to recommending wrap fee programs to your clients, or you advise a mutual fund that is offered through a wrap fee program, do not check Item 5.I.(1) or enter any amounts in response to Item 5.I.(2).

Yes No

J.(1) In response to Item 4.B. of Part 2A of Form ADV, do you indicate that you provide investment advice only with respect to limited types of investments?

(2) Do you report client assets in Item 4.E. of Part 2A that are computed using a different method than the method used to compute your regulatory assets under management?

K.Separately Managed Account Clients

Yes No

(1)Do you have regulatory assets under management attributable to clients other than those listed in Item 5.D.(3)(d)-(f) (separately managed account clients)?

If yes, complete Section 5.K.(1) of Schedule D.

(2) Do you engage in borrowing transactions on behalf of any of the separately managed account clients that you advise?

If yes, complete Section 5.K.(2) of Schedule D.

(3) Do you engage in derivative transactions on behalf of any of the separately managed account clients that you advise?

If yes, complete Section 5.K.(2) of Schedule D.

(4)After subtracting the amounts in Item 5.D.(3)(d)-(f) above from your total regulatory assets under management, does any custodian hold ten percent or more of this remaining amount of regulatory assets under management?

If yes, complete Section 5.K.(3) of Schedule D for each custodian.

SECTION 5.G.(3) Advisers to Registered Investment Companies and Business Development Companies

If you check Item 5.G.(3), what is the SEC file number (811 or 814 number) of each of the registered investment companies and business development companies to which you act as an adviser pursuant to an advisory contract? You must complete a separate Schedule D Section 5.G.(3) for each registered investment company and business development company to which you act as an adviser.

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SEC File Number 811 - 21719

Provide the regulatory assets under management of all parallel managed accounts related to a registered investment company (or series thereof) or business development company that you advise.

No Information Filed

SECTION 5.I.(2) Wrap Fee Programs

If you are a portfolio manager for one or more wrap fee programs, list the name of each program and its sponsor. You must complete a separate Schedule D Section 5.I.(2) for each wrap fee program for which you are a portfolio manager.

Name of Wrap Fee Program

CONSULTING PROGRAM

Name of Sponsor

DIASTOLE WEALTH MANAGEMENT

Sponsor's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-):

-

Sponsor's CRD Number (if any):

Name of Wrap Fee Program

FIDUCIARY SERVICES PROGRAM

Name of Sponsor

CITIGROUP

Sponsor's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-):

-

Sponsor's CRD Number (if any):

Name of Wrap Fee Program

GLOBAL MANAGER STRATEGIES SEPARATE ACCOUNT PROGRAM

Name of Sponsor

GOLDMAN, SACHS & CO

Sponsor's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-):

-

Sponsor's CRD Number (if any):

Name of Wrap Fee Program

MAL, MAC, LSP

Name of Sponsor

LOCKWOOD ADVISORS INC

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Sponsor's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-):

-

Sponsor's CRD Number (if any):

Name of Wrap Fee Program

MANAGED ACCOUNT ACCESS

Name of Sponsor

CHARLES SCHWAB & CO.

Sponsor's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-):

-

Sponsor's CRD Number (if any):

Name of Wrap Fee Program

SEPARATELY MANAGED ACCOUNT PROGRAM

Name of Sponsor

BRINKER CAPITAL SECURITIES INC.

Sponsor's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-):

-

Sponsor's CRD Number (if any):

Name of Wrap Fee Program

UBS ACCESS AND STRATEGIC WEALTH PORTFOLIO

Name of Sponsor

UBS

Sponsor's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-):

-

Sponsor's CRD Number (if any):

Name of Wrap Fee Program

WRAP FEE PROGRAM

Name of Sponsor

DYNASTY WEALTH MANAGEMENT

Sponsor's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-):

-

Sponsor's CRD Number (if any):

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SECTION 5.K.(1) Separately Managed Accounts

After subtracting the amounts reported in Item 5.D.(3)(d)-(f) from your total regulatory assets under management, indicate the approximate percentage of this remaining amount attributable to each of the following categories of assets. If the remaining amount is at least $10 billion in regulatory assets under management, complete Question (a). If the remaining amount is less than $10 billion in regulatory assets under management, complete Question (b).

Any regulatory assets under management reported in Item 5.D.(3)(d), (e), and (f) should not be reported below.

If you are a subadviser to a separately managed account, you should only provide information with respect to the portion of the account that you subadvise.

End of year refers to the date used to calculate your regulatory assets under management for purposes of your annual updating amendment . Mid-year is the date six months before the end of year date. Each column should add up to 100% and numbers should be rounded to the nearest percent.

Investments in derivatives, registered investment companies, business development companies, and pooled investment vehicles should be reported in those categories. Do not report those investments based on related or underlying portfolio assets. Cash equivalents include bank deposits, certificates of deposit, bankers' acceptances and similar bank instruments.

Some assets could be classified into more than one category or require discretion about which category applies. You may use your own internal methodologies and the conventions of your service providers in determining how to categorize assets, so long as the methodologies or conventions are consistently applied and consistent with information you report internally and to current and prospective clients. However, you should not double count assets, and your responses must be consistent with any instructions or other guidance relating to this Section.

(a)	Asset Type		Mid-year	End of year
	(i)	Exchange-Traded Equity Securities	%	%

	(ii)	Non Exchange-Traded Equity Securities	%	%

	(iii)	U.S. Government/Agency Bonds	%	%

	(iv)	U.S. State and Local Bonds	%	%

	(v)	Sovereign Bonds	%	%

	(vi)	Investment Grade Corporate Bonds	%	%

	(vii)	Non-Investment Grade Corporate Bonds	%	%

	(viii)	Derivatives	%	%

	(ix)	Securities Issued by Registered Investment Companies or Business Development Companies	%	%

	(x)	Securities Issued by Pooled Investment Vehicles (other than Registered Investment Companies or Business	%	%
Development Companies)

	(xi)	Cash and Cash Equivalents	%	%

	(xii)	Other	%	%

Generally describe any assets included in "Other"

(b)	Asset Type		End of year
	(i)	Exchange-Traded Equity Securities	94%

	(ii)	Non Exchange-Traded Equity Securities	0%

	(iii)	U.S. Government/Agency Bonds	1%

	(iv)	U.S. State and Local Bonds	0%

	(v)	Sovereign Bonds	0%

	(vi)	Investment Grade Corporate Bonds	1%

	(vii)	Non-Investment Grade Corporate Bonds	0%

	(viii)	Derivatives	0%

	(ix)	Securities Issued by Registered Investment Companies or Business Development Companies	0%

	(x)	Securities Issued by Pooled Investment Vehicles (other than Registered Investment Companies or Business Development	0%
Companies)

	(xi)	Cash and Cash Equivalents	4%

	(xii)	Other	0%

Generally describe any assets included in "Other"

SECTION 5.K.(2) Separately Managed Accounts - Use of Borrowingsand Derivatives

No information is required to be reported in this Section 5.K.(2) per the instructions of this Section 5.K.(2)

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If your regulatory assets under management attributable to separately managed accounts are at least $10 billion, you should complete Question (a). If your regulatory assets under management attributable to separately managed accounts are at least $500 million but less than $10 billion, you should complete Question (b).

(a)In the table below, provide the following information regarding the separately managed accounts you advise. If you are a subadviser to a separately managed account, you should only provide information with respect to the portion of the account that you subadvise. End of year refers to the date used to calculate your regulatory assets under management for purposes of your annual updating amendment. Mid-year is the date six months before the end of year date.

In column 1, indicate the regulatory assets under management attributable to separately managed accounts associated with each level of gross notional exposure. For purposes of this table, the gross notional exposure of an account is the percentage obtained by dividing (i) the sum of (a) the dollar amount of any borrowings and (b) the gross notional value of all derivatives, by (ii) the regulatory assets under management of the account.

In column 2, provide the dollar amount of borrowings for the accounts included in column 1.

In column 3, provide aggregate gross notional value of derivatives divided by the aggregate regulatory assets under management of the accounts included in column 1 with respect to each category of derivatives specified in 3(a) through (f).

You may, but are not required to, complete the table with respect to any separately managed account with regulatory assets under management of less than $10,000,000.

Any regulatory assets under management reported in Item 5.D.(3)(d), (e), and (f) should not be reported below.

(i) Mid-Year

Gross Notional	(1) Regulatory Assets	(2)
Exposure	Under Management	Borrowings		(3) Derivative Exposures

			(a) Interest	(b) Foreign
			Rate	Exchange	(c) Credit	(d) Equity	(e) Commodity	(f) Other
			Derivative	Derivative	Derivative	Derivative	Derivative	Derivative
Less than 10%	$	$	%	%	%	%	%	%

10-149%	$	$	%	%	%	%	%	%

150% or more	$	$	%	%	%	%	%	%

Optional: Use the space below to provide a narrative description of the strategies and/or manner in which borrowings and derivatives are used in the management of the separately managed accounts that you advise.

(ii) End of Year

Gross Notional	(1) Regulatory Assets	(2)
Exposure	Under Management	Borrowings		(3) Derivative Exposures

			(a) Interest	(b) Foreign
			Rate	Exchange	(c) Credit	(d) Equity	(e) Commodity	(f) Other
			Derivative	Derivative	Derivative	Derivative	Derivative	Derivative
Less than 10%	$	$	%	%	%	%	%	%

10-149%	$	$	%	%	%	%	%	%

150% or more	$	$	%	%	%	%	%	%

Optional: Use the space below to provide a narrative description of the strategies and/or manner in which borrowings and derivatives are used in the management of the separately managed accounts that you advise.

(b)In the table below, provide the following information regarding the separately managed accounts you advise as of the date used to calculate your regulatory assets under management for purposes of your annual updating amendment. If you are a subadviser to a separately managed account, you should only provide information with respect to the portion of the account that you subadvise.

In column 1, indicate the regulatory assets under management attributable to separately managed accounts associated with each level of gross notional exposure. For purposes of this table, the gross notional exposure of an account is the percentage obtained by dividing (i) the sum of (a) the dollar amount of any borrowings and (b) the gross notional value of all derivatives, by (ii) the regulatory assets under management of the account.

In column 2, provide the dollar amount of borrowings for the accounts included in column 1.

You may, but are not required to, complete the table with respect to any separately managed accounts with regulatory assets under management of less than $10,000,000.

Any regulatory assets under management reported in Item 5.D.(3)(d), (e), and (f) should not be reported below.

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Gross Notional Exposure	(1) Regulatory Assets Under Management	(2) Borrowings

Less than 10%	$	$

10-149%	$	$

150% or more	$	$

Optional: Use the space below to provide a narrative description of the strategies and/or manner in which borrowings and derivatives are used in the management of the separately managed accounts that you advise.

SECTION 5.K.(3) Custodians for Separately Managed Accounts

Complete a separate Schedule D Section 5.K.(3) for each custodian that holds ten percent or more of your aggregate separately managed account regulatory assets under management.

(a)Legal name of custodian:

STATE STREET GLOBAL MARKETS, LLC

(b)Primary business name of custodian:

STATE STREET GLOBAL MARKETS, LLC

(c)The location(s) of the custodian's office(s) responsible for custody of the assets :

City:	State:	Country:
BOSTON	Massachusetts	United States

Yes No

(d) Is the custodian a related person of your firm?

(e)If the custodian is a broker-dealer, provide its SEC registration number (if any)

8 - 69862

(f)If the custodian is not a broker-dealer, or is a broker-dealer but does not have an SEC registration number, provide its legal entity identifier (if any)

(g)What amount of your regulatory assets under management attributable to separately managed accounts is held at the custodian? $ 6,611,012,281

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Item 6 Other Business Activities

In this Item, we request information about your firm's other business activities.

A.You are actively engaged in business as a (check all that apply):

(1) broker-dealer (registered or unregistered)

(2) registered representative of a broker-dealer

(3) commodity pool operator or commodity trading advisor (whether registered or exempt from registration)

(4) futures commission merchant

(5) real estate broker, dealer, or agent

(6) insurance broker or agent

(7) bank (including a separately identifiable department or division of a bank)

(8) trust company

(9) registered municipal advisor

(10) registered security-based swap dealer

(11) major security-based swap participant

(12) accountant or accounting firm

(13) lawyer or law firm

(14) other financial product salesperson (specify):

If you engage in other business using a name that is different from the names reported in Items 1.A. or 1.B.(1), complete Section 6.A. of Schedule D.

Yes No

B. (1) Are you actively engaged in any other business not listed in Item 6.A. (other than giving investment advice)?

(2) If yes, is this other business your primary business?

If "yes," describe this other business on Section 6.B.(2) of Schedule D, and if you engage in this business under a different name, provide that name.

Yes No

(3) Do you sell products or provide services other than investment advice to your advisory clients?

If "yes," describe this other business on Section 6.B.(3) of Schedule D, and if you engage in this business under a different name, provide that name.

SECTION 6.A. Names of Your Other Businesses

No Information Filed

SECTION 6.B.(2) Description of Primary Business

Describe your primary business (not your investment advisory business):

If you engage in that business under a different name, provide that name:

SECTION 6.B.(3) Description of Other Products and Services

Describe other products or services you sell to your client. You may omit products and services that you listed in Section 6.B.(2) above.

If you engage in that business under a different name, provide that name:

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Item 7 Financial Industry Affiliations

In this Item, we request information about your financial industry affiliations and activities. This information identifies areas in which conflicts of interest may occur between you and your clients.

A.This part of Item 7 requires you to provide information about you and your related persons, including foreign affiliates. Your related persons are all of your advisory affiliates and any person that is under common control with you.

You have a related person that is a (check all that apply):

(1) broker-dealer, municipal securities dealer, or government securities broker or dealer (registered or unregistered)

(2) other investment adviser (including financial planners)

(3) registered municipal advisor

(4) registered security-based swap dealer

(5) major security-based swap participant

(6) commodity pool operator or commodity trading advisor (whether registered or exempt from registration)

(7) futures commission merchant

(8) banking or thrift institution

(9) trust company

(10) accountant or accounting firm

(11) lawyer or law firm

(12) insurance company or agency

(13) pension consultant

(14) real estate broker or dealer

(15) sponsor or syndicator of limited partnerships (or equivalent), excluding pooled investment vehicles

(16) sponsor, general partner, managing member (or equivalent) of pooled investment vehicles

Note that Item 7.A. should not be used to disclose that some of your employees perform investment advisory functions or are registered representatives of a broker-dealer. The number of your firm's employees who perform investment advisory functions should be disclosed under Item 5.B.(1). The number of your firm's employees who are registered representatives of a broker-dealer should be disclosed under Item 5.B.(2).

Note that if you are filing an umbrella registration, you should not check Item 7.A.(2) with respect to your relying advisers, and you do not have to complete Section 7.A. in Schedule D for your relying advisers. You should complete a Schedule R for each relying adviser.

For each related person, including foreign affiliates that may not be registered or required to be registered in the United States, complete Section 7.A. of Schedule D.

You do not need to complete Section 7.A. of Schedule D for any related person if: (1) you have no business dealings with the related person in connection with advisory services you provide to your clients; (2) you do not conduct shared operations with the related person; (3) you do not refer clients or business to the related person, and the related person does not refer prospective clients or business to you; (4) you do not share supervised persons or premises with the related person; and (5) you have no reason to believe that your relationship with the related person otherwise creates a conflict of interest with your clients.

You must complete Section 7.A. of Schedule D for each related person acting as qualified custodian in connection with advisory services you provide to your clients (other than any mutual fund transfer agent pursuant to rule 206(4)-2(b)(1)), regardless of whether you have determined the related person to be operationally independent under rule 206(4)-2 of the Advisers Act.

SECTION 7.A. Financial Industry Affiliations

Complete a separate Schedule D Section 7.A. for each related person listed in Item 7.A.

1.Legal Name of Related Person:

SAUL FUND GP, LLC

2.Primary Business Name of Related Person:

SAUL FUND GP, LLC

3.Related Person's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-)

-

or Other

4.Related Person's

(a)CRD Number (if any):

(b)CIK Number(s) (if any):

No Information Filed

5.Related Person is: (check all that apply)

(a) broker-dealer, municipal securities dealer, or government securities broker or dealer

(b) other investment adviser (including financial planners)

(c) registered municipal advisor

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(d)	registered security-based swap dealer
(e)	major security-based swap participant
(f)	commodity pool operator or commodity trading advisor (whether registered or exempt from registration)
(g)	futures commission merchant
(h)	banking or thrift institution

(i) trust company

(j) accountant or accounting firm

(k) lawyer or law firm

(l) insurance company or agency

(m) pension consultant

(n) real estate broker or dealer

(o) sponsor or syndicator of limited partnerships (or equivalent), excluding pooled investment vehicles

(p) sponsor, general partner, managing member (or equivalent) of pooled investment vehicles

Yes No

6. Do you control or are you controlled by the related person?

7. Are you and the related person under common control?

8. (a) Does the related person act as a qualified custodian for your clients in connection with advisory services you provide to clients?

(b)If you are registering or registered with the SEC and you have answered "yes," to question 8.(a) above, have you overcome the presumption that you are not operationally independent (pursuant to rule 206(4)-2(d)(5)) from the related person and thus are not required to obtain a surprise examination for your clients' funds or securities that are maintained at the related person?

(c)If you have answered "yes" to question 8.(a) above, provide the location of the related person's office responsible for custody of your clients' assets:

Number and Street 1:		Number and Street 2:
City:	State:	Country:	ZIP+4/Postal Code:
If this address is a private residence, check this box:

Yes No

9. (a) If the related person is an investment adviser, is it exempt from registration?

(b)If the answer is yes, under what exemption?

10. (a) Is the related person registered with a foreign financial regulatory authority ?

(b)If the answer is yes, list the name and country, in English of each foreign financial regulatory authority with which the related person is registered.

No Information Filed

11. Do you and the related person share any supervised persons?

12. Do you and the related person share the same physical location?

1.Legal Name of Related Person:

METWEST REALTY ADVISORS, LLC

2.Primary Business Name of Related Person:

METWEST REALTY ADVISORS, LLC

3.Related Person's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-) 802 - 74906

or Other

4.Related Person's

(a)CRD Number (if any): 161739

(b)CIK Number(s) (if any):

No Information Filed

5.Related Person is: (check all that apply)

(a) broker-dealer, municipal securities dealer, or government securities broker or dealer

(b) other investment adviser (including financial planners)

(c) registered municipal advisor

(d) registered security-based swap dealer

(e) major security-based swap participant

(f) commodity pool operator or commodity trading advisor (whether registered or exempt from registration)

(g) futures commission merchant

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(h)	banking or thrift institution

(i) trust company

(j) accountant or accounting firm

(k) lawyer or law firm

(l) insurance company or agency

(m) pension consultant

(n) real estate broker or dealer

(o) sponsor or syndicator of limited partnerships (or equivalent), excluding pooled investment vehicles

(p) sponsor, general partner, managing member (or equivalent) of pooled investment vehicles

Yes No

6. Do you control or are you controlled by the related person?

7. Are you and the related person under common control?

8. (a) Does the related person act as a qualified custodian for your clients in connection with advisory services you provide to clients?

(b)If you are registering or registered with the SEC and you have answered "yes," to question 8.(a) above, have you overcome the presumption that you are not operationally independent (pursuant to rule 206(4)-2(d)(5)) from the related person and thus are not required to obtain a surprise examination for your clients' funds or securities that are maintained at the related person?

(c)If you have answered "yes" to question 8.(a) above, provide the location of the related person's office responsible for custody of your clients' assets:

Number and Street 1:		Number and Street 2:
City:	State:	Country:	ZIP+4/Postal Code:
If this address is a private residence, check this box:

Yes No

9. (a) If the related person is an investment adviser, is it exempt from registration?

(b)If the answer is yes, under what exemption?

10. (a) Is the related person registered with a foreign financial regulatory authority ?

(b)If the answer is yes, list the name and country, in English of each foreign financial regulatory authority with which the related person is registered.

No Information Filed

11. Do you and the related person share any supervised persons?

12. Do you and the related person share the same physical location?

1.Legal Name of Related Person:

METWEST FUND MANAGER

2.Primary Business Name of Related Person:

METWEST FUND MANAGER

3.Related Person's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-)

-

or Other

4.Related Person's

(a)CRD Number (if any):

(b)CIK Number(s) (if any):

No Information Filed

5.Related Person is: (check all that apply)

(a) broker-dealer, municipal securities dealer, or government securities broker or dealer

(b) other investment adviser (including financial planners)

(c) registered municipal advisor

(d) registered security-based swap dealer

(e) major security-based swap participant

(f) commodity pool operator or commodity trading advisor (whether registered or exempt from registration)

(g) futures commission merchant

(h) banking or thrift institution

(i) trust company

(j) accountant or accounting firm

(k) lawyer or law firm

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☐
☐
☐
☑

○ ◉

◉ ○

○ ◉
○ ○

☐

○ ○

○ ◉

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◉ ○

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(l)	insurance company or agency
(m)	pension consultant
(n)	real estate broker or dealer
(o)	sponsor or syndicator of limited partnerships (or equivalent), excluding pooled investment vehicles
(p)	sponsor, general partner, managing member (or equivalent) of pooled investment vehicles

Yes No

6. Do you control or are you controlled by the related person?

7. Are you and the related person under common control?

8. (a) Does the related person act as a qualified custodian for your clients in connection with advisory services you provide to clients?

(b)If you are registering or registered with the SEC and you have answered "yes," to question 8.(a) above, have you overcome the presumption that you are not operationally independent (pursuant to rule 206(4)-2(d)(5)) from the related person and thus are not required to obtain a surprise examination for your clients' funds or securities that are maintained at the related person?

(c)If you have answered "yes" to question 8.(a) above, provide the location of the related person's office responsible for custody of your clients' assets:

Number and Street 1:		Number and Street 2:
City:	State:	Country:	ZIP+4/Postal Code:
If this address is a private residence, check this box:

Yes No

9. (a) If the related person is an investment adviser, is it exempt from registration?

(b)If the answer is yes, under what exemption?

10. (a) Is the related person registered with a foreign financial regulatory authority ?

(b)If the answer is yes, list the name and country, in English of each foreign financial regulatory authority with which the related person is registered.

No Information Filed

11. Do you and the related person share any supervised persons?

12. Do you and the related person share the same physical location?

1.Legal Name of Related Person:

ARISTOTLE CREDIT PARTNERS, LLC

2.Primary Business Name of Related Person:

ARISTOTLE CREDIT PARTNERS, LLC

3.Related Person's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-) 801 - 78984

or Other

4.Related Person's

(a)CRD Number (if any): 169959

(b)CIK Number(s) (if any):

No Information Filed

5.Related Person is: (check all that apply)

(a) broker-dealer, municipal securities dealer, or government securities broker or dealer

(b) other investment adviser (including financial planners)

(c) registered municipal advisor

(d) registered security-based swap dealer

(e) major security-based swap participant

(f) commodity pool operator or commodity trading advisor (whether registered or exempt from registration)

(g) futures commission merchant

(h) banking or thrift institution

(i) trust company

(j) accountant or accounting firm

(k) lawyer or law firm

(l) insurance company or agency

(m) pension consultant

(n) real estate broker or dealer

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(o)	sponsor or syndicator of limited partnerships (or equivalent), excluding pooled investment vehicles
(p)	sponsor, general partner, managing member (or equivalent) of pooled investment vehicles

Yes No

6. Do you control or are you controlled by the related person?

7. Are you and the related person under common control?

8. (a) Does the related person act as a qualified custodian for your clients in connection with advisory services you provide to clients?

(b)If you are registering or registered with the SEC and you have answered "yes," to question 8.(a) above, have you overcome the presumption that you are not operationally independent (pursuant to rule 206(4)-2(d)(5)) from the related person and thus are not required to obtain a surprise examination for your clients' funds or securities that are maintained at the related person?

(c)If you have answered "yes" to question 8.(a) above, provide the location of the related person's office responsible for custody of your clients' assets:

Number and Street 1:		Number and Street 2:
City:	State:	Country:	ZIP+4/Postal Code:
If this address is a private residence, check this box:

Yes No

9. (a) If the related person is an investment adviser, is it exempt from registration?

(b)If the answer is yes, under what exemption?

10. (a) Is the related person registered with a foreign financial regulatory authority ?

(b)If the answer is yes, list the name and country, in English of each foreign financial regulatory authority with which the related person is registered.

No Information Filed

11. Do you and the related person share any supervised persons?

12. Do you and the related person share the same physical location?

1.Legal Name of Related Person:

ARISTOTLE CAPITAL BOSTON, LLC

2.Primary Business Name of Related Person:

ARISTOTLE CAPITAL BOSTON, LLC

3.Related Person's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-) 801 - 80368

or Other

4.Related Person's

(a)CRD Number (if any): 173198

(b)CIK Number(s) (if any):

CIK Number

1633911

5.Related Person is: (check all that apply)

(a) broker-dealer, municipal securities dealer, or government securities broker or dealer

(b) other investment adviser (including financial planners)

(c) registered municipal advisor

(d) registered security-based swap dealer

(e) major security-based swap participant

(f) commodity pool operator or commodity trading advisor (whether registered or exempt from registration)

(g) futures commission merchant

(h) banking or thrift institution

(i) trust company

(j) accountant or accounting firm

(k) lawyer or law firm

(l) insurance company or agency

(m) pension consultant

(n) real estate broker or dealer

(o) sponsor or syndicator of limited partnerships (or equivalent), excluding pooled investment vehicles

(p) sponsor, general partner, managing member (or equivalent) of pooled investment vehicles

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Yes No

6. Do you control or are you controlled by the related person?

7. Are you and the related person under common control?

8. (a) Does the related person act as a qualified custodian for your clients in connection with advisory services you provide to clients?

(b)If you are registering or registered with the SEC and you have answered "yes," to question 8.(a) above, have you overcome the presumption that you are not operationally independent (pursuant to rule 206(4)-2(d)(5)) from the related person and thus are not required to obtain a surprise examination for your clients' funds or securities that are maintained at the related person?

(c)If you have answered "yes" to question 8.(a) above, provide the location of the related person's office responsible for custody of your clients' assets:

Number and Street 1:		Number and Street 2:
City:	State:	Country:	ZIP+4/Postal Code:
If this address is a private residence, check this box:

Yes No

9. (a) If the related person is an investment adviser, is it exempt from registration?

(b)If the answer is yes, under what exemption?

10. (a) Is the related person registered with a foreign financial regulatory authority ?

(b)If the answer is yes, list the name and country, in English of each foreign financial regulatory authority with which the related person is registered.

No Information Filed

11. Do you and the related person share any supervised persons?

12. Do you and the related person share the same physical location?

1.Legal Name of Related Person:

ARISTOTLE ATLANTIC PARTNERS, LLC

2.Primary Business Name of Related Person:

ARISTOTLE ATLANTIC PARTNERS, LLC

3.Related Person's SEC File Number (if any) (e.g., 801-, 8-, 866-, 802-) 801 - 108579

or Other

4.Related Person's

(a)CRD Number (if any): 285721

(b)CIK Number(s) (if any):

CIK Number

1697267

5.Related Person is: (check all that apply)

(a) broker-dealer, municipal securities dealer, or government securities broker or dealer

(b) other investment adviser (including financial planners)

(c) registered municipal advisor

(d) registered security-based swap dealer

(e) major security-based swap participant

(f) commodity pool operator or commodity trading advisor (whether registered or exempt from registration)

(g) futures commission merchant

(h) banking or thrift institution

(i) trust company

(j) accountant or accounting firm

(k) lawyer or law firm

(l) insurance company or agency

(m) pension consultant

(n) real estate broker or dealer

(o) sponsor or syndicator of limited partnerships (or equivalent), excluding pooled investment vehicles

(p) sponsor, general partner, managing member (or equivalent) of pooled investment vehicles

Yes No

6. Do you control or are you controlled by the related person?

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7. Are you and the related person under common control?

8. (a) Does the related person act as a qualified custodian for your clients in connection with advisory services you provide to clients?

(b)If you are registering or registered with the SEC and you have answered "yes," to question 8.(a) above, have you overcome the presumption that you are not operationally independent (pursuant to rule 206(4)-2(d)(5)) from the related person and thus are not required to obtain a surprise examination for your clients' funds or securities that are maintained at the related person?

(c)If you have answered "yes" to question 8.(a) above, provide the location of the related person's office responsible for custody of your clients' assets:

Number and Street 1:		Number and Street 2:
City:	State:	Country:	ZIP+4/Postal Code:
If this address is a private residence, check this box:

Yes No

9. (a) If the related person is an investment adviser, is it exempt from registration?

(b)If the answer is yes, under what exemption?

10. (a) Is the related person registered with a foreign financial regulatory authority ?

(b)If the answer is yes, list the name and country, in English of each foreign financial regulatory authority with which the related person is registered.

No Information Filed

11. Do you and the related person share any supervised persons?

12. Do you and the related person share the same physical location?

Item 7 Private Fund Reporting

Yes No

B. Are you an adviser to any private fund?

If "yes," then for each private fund that you advise, you must complete a Section 7.B.(1) of Schedule D, except in certain circumstances described in the next sentence and in Instruction 6 of the Instructions to Part 1A. If you are registered or applying for registration with the SEC or reporting as an SEC exempt reporting adviser, and another SEC-registered adviser or SEC exempt reporting adviser reports this information with respect to any such private fund in Section 7.B.(1) of Schedule D of its Form ADV (e.g., if you are a subadviser), do not complete Section 7.B.(1) of Schedule D with respect to that private fund. You must, instead, complete Section 7.B.(2) of Schedule D.

In either case, if you seek to preserve the anonymity of a private fund client by maintaining its identity in your books and records in numerical or alphabetical code, or similar designation, pursuant to rule 204-2(d), you may identify the private fund in Section 7.B.(1) or 7.B.(2) of Schedule D using the same code or designation in place of the fund's name.

SECTION 7.B.(1) Private Fund Reporting

A. PRIVATE FUND

Information About the Private Fund

1.(a) Name of the private fund:

SAUL FUND, LP

(b)Private fund identification number: (include the "805-" prefix also)

805-1005812052

2.Under the laws of what state or country is the private fund organized:

State:	Country:
California	United States

3.(a) Name(s) of General Partner, Manager, Trustee, or Directors (or persons serving in a similar capacity):

Name of General Partner, Manager, Trustee, or Director

SAUL FUND GP, LLC

(b)If filing an umbrella registration, identify the filing adviser and/or relying adviser(s) that sponsor(s) or manage(s) this private fund.

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No Information Filed

4.The private fund (check all that apply; you must check at least one):

(1) qualifies for the exclusion from the definition of investment company under section 3(c)(1) of the Investment Company Act of 1940

(2) qualifies for the exclusion from the definition of investment company under section 3(c)(7) of the Investment Company Act of 1940

5.List the name and country, in English, of each foreign financial regulatory authority with which the private fund is registered.

No Information Filed

Yes No

6. (a) Is this a "master fund" in a master-feeder arrangement?

(b)If yes, what is the name and private fund identification number (if any) of the feeder funds investing in this private fund? No Information Filed

Yes No

(c) Is this a "feeder fund" in a master-feeder arrangement?

(d)If yes, what is the name and private fund identification number (if any) of the master fund in which this private fund invests? Name of private fund:

Private fund identification number: (include the "805-" prefix also)

NOTE: You must complete question 6 for each master-feeder arrangement regardless of whether you are filing a single Schedule D, Section 7.B.(1) for the master-feeder arrangement or reporting on the funds separately.

7.If you are filing a single Schedule D, Section 7.B.(1) for a master-feeder arrangement according to the instructions to this Section 7.B.(1), for each of the feeder funds answer the following questions:

No Information Filed

NOTE: For purposes of questions 6 and 7, in a master-feeder arrangement, one or more funds ("feeder funds") invest all or substantially all of their assets in a single fund ("master fund"). A fund would also be a "feeder fund" investing in a "master fund" for purposes of this question if it issued multiple classes (or series) of shares or interests, and each class (or series) invests substantially all of its assets in a single master fund.

Yes No

8. (a) Is this private fund a "fund of funds"?

NOTE: For purposes of this question only, answer "yes" if the fund invests 10 percent or more of its total assets in other pooled investment vehicles, regardless of whether they are also private funds or registered investment companies.

(b) If yes, does the private fund invest in funds managed by you or by a related person?

Yes No

9.During your last fiscal year, did the private fund invest in securities issued by investment companies registered under the Investment Company Act of 1940 (other than "money market funds," to the extent provided in Instruction 6.e.)?

10.What type of fund is the private fund?

hedge fund liquidity fund private equity fund real estate fund securitized asset fund venture capital fund Other private fund: NOTE: For definitions of these fund types, please see Instruction 6 of the Instructions to Part 1A.

11.Current gross asset value of the private fund: $ 2,348,773

Ownership

12.Minimum investment commitment required of an investor in the private fund: $ 1,000,000

NOTE: Report the amount routinely required of investors who are not your related persons (even if different from the amount set forth in the organizational documents of the fund).

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13.Approximate number of the private fund's beneficial owners: 5

14.What is the approximate percentage of the private fund beneficially owned by you and your related persons: 37%

15.(a) What is the approximate percentage of the private fund beneficially owned (in the aggregate) by funds of funds: 0%

Yes No

(b)If the private fund qualifies for the exclusion from the definition of investment company under section 3(c)(1) of the Investment Company Act of 1940, are sales of the fund limited to qualified clients?

16.What is the approximate percentage of the private fund beneficially owned by non-United States persons: 0%

Your Advisory Services

Yes No

17. (a) Are you a subadviser to this private fund?

(b)If the answer to question 17.(a) is "yes," provide the name and SEC file number, if any, of the adviser of the private fund. If the answer to question 17.(a) is "no," leave this question blank.

No Information Filed

Yes No

18. (a) Do any investment advisers (other than the investment advisers listed in Section 7.B.(1).A.3.(b)) advise the private fund?

(b)If the answer to question 18.(a) is "yes," provide the name and SEC file number, if any, of the other advisers to the private fund. If the answer to question 18.(a) is "no," leave this question blank.

No Information Filed

Yes No

19. Are your clients solicited to invest in the private fund?

NOTE: For purposes of this question, do not consider feeder funds of the private fund.

20.Approximately what percentage of your clients has invested in the private fund? 0%

Private Offering

Yes No

21. Has the private fund ever relied on an exemption from registration of its securities under Regulation D of the Securities Act of 1933?

22.If yes, provide the private fund's Form D file number (if any):

Form D file number 021-157842

B.SERVICE PROVIDERS

Auditors

Yes No

23. (a) (1) Are the private fund's financial statements subject to an annual audit?

(2) If the answer to question 23.(a)(1) is "yes," are the financial statements prepared in accordance with U.S. GAAP?

If the answer to question 23.(a)(1) is "yes," respond to questions (b) through (h) below. If the private fund uses more than one auditing firm, you must complete questions (b) through (f) separately for each auditing firm.

Additional Auditor Information : 1 Record(s) Filed.

If the answer to question 23.(a)(1) is "yes," respond to questions (b) through (h) below. If the private fund uses more than one auditing firm, you must complete questions (b) through (f) separately for each auditing firm.

(b)Name of the auditing firm:

EISNERAMPER, LLP

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(c) The location of the auditing firm's office responsible for the private fund's audit (city, state and country):

City:	State:	Country:
SAN FRANCISCO	California	United States

Yes No

(d) Is the auditing firm an independent public accountant?

(e) Is the auditing firm registered with the Public Company Accounting Oversight Board?

If yes, Public Company Accounting Oversight Board-Assigned Number: 274

(f)If "yes" to (e) above, is the auditing firm subject to regular inspection by the Public Company Accounting Oversight Board in accordance with its rules?

Yes No

(g)Are the private fund's audited financial statements for the most recently completed fiscal year distributed to the private fund's investors?

(h)Do all of the reports prepared by the auditing firm for the private fund since your last annual updating amendment contain unqualified opinions?

Yes No Report Not Yet Received

If you check "Report Not Yet Received," you must promptly file an amendment to your Form ADV to update your response when the report is available.

Prime Broker

Yes No

24. (a) Does the private fund use one or more prime brokers?

If the answer to question 24.(a) is "yes," respond to questions (b) through (e) below for each prime broker the private fund uses. If the private fund uses more than one prime broker, you must complete questions (b) through (e) separately for each prime broker.

No Information Filed

Custodian

Yes No

25. (a) Does the private fund use any custodians (including the prime brokers listed above) to hold some or all of its assets?

If the answer to question 25.(a) is "yes," respond to questions (b) through (g) below for each custodian the private fund uses. If the private fund uses more than one custodian, you must complete questions (b) through (g) separately for each custodian.

Additional Custodian Information : 1 Record(s) Filed.

If the answer to question 25.(a) is "yes," respond to questions (b) through g) below for each custodian the private fund uses. If the private fund uses more than one custodian, you must complete questions (b) through (g) separately for each custodian.

(b)Legal name of custodian:

MORGAN STANLEY SMITH BARNEY LLC

(c)Primary business name of custodian:

MORGAN STANLEY

(d)The location of the custodian's office responsible for custody of the private fund's assets (city, state and country):

City:	State:	Country:
LOS ANGELES	California	United States

Yes No

(e) Is the custodian a related person of your firm?

(f)If the custodian is a broker-dealer, provide its SEC registration number (if any): 8 - 68191

CRD Number (if any):

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149777

(g)If the custodian is not a broker-dealer, or is a broker-dealer but does not have an SEC registration number, provide its legal entity identifier (if any)

Administrator

Yes No

26. (a) Does the private fund use an administrator other than your firm?

If the answer to question 26.(a) is "yes," respond to questions (b) through (f) below. If the private fund uses more than one administrator, you must complete questions (b) through (f) separately for each administrator.

No Information Filed

27.During your last fiscal year, what percentage of the private fund's assets (by value) was valued by a person, such as an administrator, that is not your related person?

0%

Include only those assets where (i) such person carried out the valuation procedure established for that asset, if any, including obtaining any relevant quotes, and (ii) the valuation used for purposes of investor subscriptions, redemptions or distributions, and fee calculations (including allocations) was the valuation determined by such person.

Marketers

Yes No

28. (a) Does the private fund use the services of someone other than you or your employees for marketing purposes?

You must answer "yes" whether the person acts as a placement agent, consultant, finder, introducer, municipal advisor or other solicitor, or similar person. If the answer to question 28.(a) is "yes," respond to questions (b) through (g) below for each such marketer the private fund uses. If the private fund uses more than one marketer you must complete questions (b) through (g) separately for each marketer.

No Information Filed

SECTION 7.B.(2) Private Fund Reporting

No Information Filed

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Item 8 Participation or Interest in Client Transactions

In this Item, we request information about your participation and interest in your clients' transactions. This information identifies additional areas in which conflicts of interest may occur between you and your clients. Newly-formed advisers should base responses to these questions on the types of participation and interest that you expect to engage in during the next year.

Like Item 7, Item 8 requires you to provide information about you and your related persons, including foreign affiliates.

Proprietary Interest in Client Transactions
A. Do you or any related person:		Yes No
(1)	buy securities for yourself from advisory clients, or sell securities you own to advisory clients (principal transactions)?
(2)	buy or sell for yourself securities (other than shares of mutual funds) that you also recommend to advisory clients?

(3)recommend securities (or other investment products) to advisory clients in which you or any related person has some other proprietary (ownership) interest (other than those mentioned in Items 8.A.(1) or (2))?

Sales Interest in Client Transactions
B. Do you or any related person:	Yes No

(1)as a broker-dealer or registered representative of a broker-dealer, execute securities trades for brokerage customers in which advisory client securities are sold to or bought from the brokerage customer (agency cross transactions)?

(2)recommend to advisory clients, or act as a purchaser representative for advisory clients with respect to, the purchase of securities for which you or any related person serves as underwriter or general or managing partner?

(3)recommend purchase or sale of securities to advisory clients for which you or any related person has any other sales interest (other than the receipt of sales commissions as a broker or registered representative of a broker-dealer)?

Investment or Brokerage Discretion
C. Do you or any related person have discretionary authority to determine the:		Yes No
(1)	securities to be bought or sold for a client's account?
(2)	amount of securities to be bought or sold for a client's account?
(3)	broker or dealer to be used for a purchase or sale of securities for a client's account?
(4)	commission rates to be paid to a broker or dealer for a client's securities transactions?

D. If you answer "yes" to C.(3) above, are any of the brokers or dealers related persons?

E. Do you or any related person recommend brokers or dealers to clients?

F. If you answer "yes" to E. above, are any of the brokers or dealers related persons?

G.(1) Do you or any related person receive research or other products or services other than execution from a broker-dealer or a third party ("soft dollar benefits") in connection with client securities transactions?

(2)If "yes" to G.(1) above, are all the "soft dollar benefits" you or any related persons receive eligible "research or brokerage services" under section 28(e) of the Securities Exchange Act of 1934?

H. (1) Do you or any related person, directly or indirectly, compensate any person that is not an employee for client referrals?

(2)Do you or any related person, directly or indirectly, provide any employee compensation that is specifically related to obtaining clients for the firm (cash or non-cash compensation in addition to the employee's regular salary)?

I.Do you or any related person, including any employee, directly or indirectly, receive compensation from any person (other than you or any related person) for client referrals?

In your response to Item 8.I., do not include the regular salary you pay to an employee.

In responding to Items 8.H. and 8.I., consider all cash and non-cash compensation that you or a related person gave to (in answering Item 8.H.) or received from (in answering Item 8.I.) any person in exchange for client referrals, including any bonus that is based, at least in part, on the number or amount of client referrals.

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Item 9 Custody

In this Item, we ask you whether you or a related person has custody of client (other than clients that are investment companies registered under the Investment Company Act of 1940) assets and about your custodial practices.

A. (1) Do you have custody of any advisory clients':		Yes No
(a)	cash or bank accounts?
(b)	securities?

If you are registering or registered with the SEC, answer "No" to Item 9.A.(1)(a) and (b) if you have custody solely because (i) you deduct your advisory fees directly from your clients' accounts, or (ii) a related person has custody of client assets in connection with advisory services you provide to clients, but you have overcome the presumption that you are not operationally independent (pursuant to Advisers Act rule 206(4)-2(d)(5)) from the related person.

(2)If you checked "yes" to Item 9.A.(1)(a) or (b), what is the approximate amount of client funds and securities and total number of clients for which you have custody:

U.S. Dollar Amount	Total Number of Clients
(a) $	(b)

If you are registering or registered with the SEC and you have custody solely because you deduct your advisory fees directly from your clients' accounts, do not include the amount of those assets and the number of those clients in your response to Item 9.A.(2). If your related person has custody of client assets in connection with advisory services you provide to clients, do not include the amount of those assets and number of those clients in your response to 9.A.(2). Instead, include that information in your response to Item 9.B.(2).

B. (1) In connection with advisory services you provide to clients, do any of your related persons have custody of any of your advisory clients': Yes No

(a) cash or bank accounts?

(b) securities?

You are required to answer this item regardless of how you answered Item 9.A.(1)(a) or (b).

(2)If you checked "yes" to Item 9.B.(1)(a) or (b), what is the approximate amount of client funds and securities and total number of clients for which your related persons have custody:

U.S. Dollar Amount	Total Number of Clients
(a) $ 2,348,773	(b) 1

C.If you or your related persons have custody of client funds or securities in connection with advisory services you provide to clients, check all the following that apply:

(1) A qualified custodian(s) sends account statements at least quarterly to the investors in the pooled investment vehicle(s) you manage.

(2)An independent public accountant audits annually the pooled investment vehicle(s) that you manage and the audited financial statements are distributed to the investors in the pools.

(3) An independent public accountant conducts an annual surprise examination of client funds and securities.

(4) An independent public accountant prepares an internal control report with respect to custodial services when you or your related persons are qualified custodians for client funds and securities.

If you checked Item 9.C.(2), C.(3) or C.(4), list in Section 9.C. of Schedule D the accountants that are engaged to perform the audit or examination or prepare an internal control report. (If you checked Item 9.C.(2), you do not have to list auditor information in Section 9.C. of Schedule D if you already provided this information with respect to the private funds you advise in Section 7.B.(1) of Schedule D).

D. Do you or your related person(s) act as qualified custodians for your clients in connection with advisory services you provide to clients?		Yes No
(1)	you act as a qualified custodian
(2)	your related person(s) act as qualified custodian(s)

If you checked "yes" to Item 9.D.(2), all related persons that act as qualified custodians (other than any mutual fund transfer agent pursuant to rule 206(4)-2(b)(1)) must be identified in Section 7.A. of Schedule D, regardless of whether you have determined the related person to be operationally independent under rule 206(4)-2 of the Advisers Act.

E.If you are filing your annual updating amendment and you were subject to a surprise examination by an independent public accountant during your last fiscal year, provide the date (MM/YYYY) the examination commenced:

F.If you or your related persons have custody of client funds or securities, how many persons, including, but not limited to, you and your related persons, act as qualified custodians for your clients in connection with advisory services you provide to clients?

3

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SECTION 9.C. Independent Public Accountant

You must complete the following information for each independent public accountant engaged to perform a surprise examination, perform an audit of a pooled investment vehicle that you manage, or prepare an internal control report. You must complete a separate Schedule D Section 9.C. for each independent public accountant.

(1)Name of the independent public accountant:

EISNERAMPER, LLP

(2)The location of the independent public accountant's office responsible for the services provided:

Number and Street 1:		Number and Street 2:
ONE MARKET, LANDMARK		SUITE 620
City:	State:	Country:	ZIP+4/Postal Code:
SAN FRANCISCO	California	United States	94105

Yes No

(3) Is the independent public accountant registered with the Public Company Accounting Oversight Board?

If "yes," Public Company Accounting Oversight Board-Assigned Number: 274

(4)If "yes" to (3) above, is the independent public accountant subject to regular inspection by the Public Company Accounting Oversight Board in accordance with its rules?

(5)The independent public accountant is engaged to:

A. audit a pooled investment vehicle

B. perform a surprise examination of clients' assets

C. prepare an internal control report

(6)Since your last annual updating amendment, did all of the reports prepared by the independent public accountant that audited the pooled investment vehicle or that examined internal controls contain unqualified opinions?

Yes

No

Report Not Yet Received

If you check "Report Not Yet Received", you must promptly file an amendment to your Form ADV to update your response when the accountant's report is available.

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Item 10 Control Persons

In this Item, we ask you to identify every person that, directly or indirectly, controls you. If you are filing an umbrella registration, the information in Item 10 should be provided for the filing adviser only.

If you are submitting an initial application or report, you must complete Schedule A and Schedule B. Schedule A asks for information about your direct owners and executive officers. Schedule B asks for information about your indirect owners. If this is an amendment and you are updating information you reported on either Schedule A or Schedule B (or both) that you filed with your initial application or report, you must complete Schedule C.

Yes No

A. Does any person not named in Item 1.A. or Schedules A, B, or C, directly or indirectly, control your management or policies?

If yes, complete Section 10.A. of Schedule D.

B.If any person named in Schedules A, B, or C or in Section 10.A. of Schedule D is a public reporting company under Sections 12 or 15(d) of the Securities Exchange Act of 1934, please complete Section 10.B. of Schedule D.

SECTION 10.A. Control Persons

No Information Filed

SECTION 10.B. Control Person Public Reporting Companies

No Information Filed

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Item 11 Disclosure Information

In this Item, we ask for information about your disciplinary history and the disciplinary history of all your advisory affiliates. We use this information to determine whether to grant your application for registration, to decide whether to revoke your registration or to place limitations on your activities as an investment adviser, and to identify potential problem areas to focus on during our on-site examinations. One event may result in "yes" answers to more than one of the questions below. In accordance with General Instruction 5 to Form ADV, "you" and "your" include the filing adviser and all relying advisers under an umbrella registration.

Your advisory affiliates are: (1) all of your current employees (other than employees performing only clerical, administrative, support or similar functions); (2) all of your officers, partners, or directors (or any person performing similar functions); and (3) all persons directly or indirectly controlling you or controlled by you. If you are a "separately identifiable department or division" (SID) of a bank, see the Glossary of Terms to determine who your advisory affiliates are.

If you are registered or registering with the SEC or if you are an exempt reporting adviser, you may limit your disclosure of any event listed in Item 11 to ten years following the date of the event. If you are registered or registering with a state, you must respond to the questions as posed; you may, therefore, limit your disclosure to ten years following the date of an event only in responding to Items 11.A.(1), 11.A.(2), 11.B.(1), 11.B.(2), 11.D.(4), and 11.H.(1)(a). For purposes of calculating this ten-year period, the date of an event is the date the final order, judgment, or decree was entered, or the date any rights of appeal from preliminary orders, judgments, or decrees lapsed.

You must complete the appropriate Disclosure Reporting Page ("DRP") for "yes" answers to the questions in this Item 11.

Yes No
Do any of the events below involve you or any of your supervised persons?

For "yes" answers to the following questions, complete a Criminal Action DRP:
A. In the past ten years, have you or any advisory affiliate:	Yes No
(1) been convicted of or pled guilty or nolo contendere ("no contest") in a domestic, foreign, or military court to any felony?
(2) been charged with any felony?

If you are registered or registering with the SEC, or if you are reporting as an exempt reporting adviser, you may limit your response to Item 11.A.(2) to charges that are currently pending.

B.In the past ten years, have you or any advisory affiliate:

(1)been convicted of or pled guilty or nolo contendere ("no contest") in a domestic, foreign, or military court to a misdemeanor involving: investments or an investment-related business, or any fraud, false statements, or omissions, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion, or a conspiracy to commit any of these offenses?

(2) been charged with a misdemeanor listed in Item 11.B.(1)?

If you are registered or registering with the SEC, or if you are reporting as an exempt reporting adviser, you may limit your response to Item 11.B.(2) to charges that are currently pending.

For "yes" answers to the following questions, complete a Regulatory Action DRP:
C. Has the SEC or the Commodity Futures Trading Commission (CFTC) ever:		Yes No
(1)	found you or any advisory affiliate to have made a false statement or omission?
(2)	found you or any advisory affiliate to have been involved in a violation of SEC or CFTC regulations or statutes?

(3)found you or any advisory affiliate to have been a cause of an investment-related business having its authorization to do business denied, suspended, revoked, or restricted?

(4) entered an order against you or any advisory affiliate in connection with investment-related activity?

(5)imposed a civil money penalty on you or any advisory affiliate, or ordered you or any advisory affiliate to cease and desist from any activity?

D.Has any other federal regulatory agency, any state regulatory agency, or any foreign financial regulatory authority:

(1) ever found you or any advisory affiliate to have made a false statement or omission, or been dishonest, unfair, or unethical?

(2) ever found you or any advisory affiliate to have been involved in a violation of investment-related regulations or statutes?

(3)ever found you or any advisory affiliate to have been a cause of an investment-related business having its authorization to do business denied, suspended, revoked, or restricted?

(4) in the past ten years, entered an order against you or any advisory affiliate in connection with an investment-related activity?

(5)ever denied, suspended, or revoked your or any advisory affiliate's registration or license, or otherwise prevented you or any advisory affiliate, by order, from associating with an investment-related business or restricted your or any advisory affiliate's activity?

E.Has any self-regulatory organization or commodities exchange ever:

(1) found you or any advisory affiliate to have made a false statement or omission?

(2)found you or any advisory affiliate to have been involved in a violation of its rules (other than a violation designated as a "minor rule violation" under a plan approved by the SEC)?

(3)found you or any advisory affiliate to have been the cause of an investment-related business having its authorization to do business denied, suspended, revoked, or restricted?

(4) disciplined you or any advisory affiliate by expelling or suspending you or the advisory affiliate from membership, barring or suspending

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you or the advisory affiliate from association with other members, or otherwise restricting your or the advisory affiliate's activities?

F.Has an authorization to act as an attorney, accountant, or federal contractor granted to you or any advisory affiliate ever been revoked or suspended?

G.Are you or any advisory affiliate now the subject of any regulatory proceeding that could result in a "yes" answer to any part of Item 11.C., 11.D., or 11.E.?

For "yes" answers to the following questions, complete a Civil Judicial Action DRP:
H. (1) Has any domestic or foreign court:	Yes No
(a) in the past ten years, enjoined you or any advisory affiliate in connection with any investment-related activity?

(b) ever found that you or any advisory affiliate were involved in a violation of investment-related statutes or regulations?

(c)ever dismissed, pursuant to a settlement agreement, an investment-related civil action brought against you or any advisory affiliate by a state or foreign financial regulatory authority?

(2) Are you or any advisory affiliate now the subject of any civil proceeding that could result in a "yes" answer to any part of Item 11.H.(1)?

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Item 12 Small Businesses

The SEC is required by the Regulatory Flexibility Act to consider the effect of its regulations on small entities. In order to do this, we need to determine whether you meet the definition of "small business" or "small organization" under rule 0-7.

Answer this Item 12 only if you are registered or registering with the SEC and you indicated in response to Item 5.F.(2)(c) that you have regulatory assets under management of less than $25 million. You are not required to answer this Item 12 if you are filing for initial registration as a state adviser, amending a current state registration, or switching from SEC to state registration.

For purposes of this Item 12 only:

Total Assets refers to the total assets of a firm, rather than the assets managed on behalf of clients. In determining your or another person's total assets, you may use the total assets shown on a current balance sheet (but use total assets reported on a consolidated balance sheet with subsidiaries included, if that amount is larger).

Control means the power to direct or cause the direction of the management or policies of a person, whether through ownership of securities, by contract, or otherwise. Any person that directly or indirectly has the right to vote 25 percent or more of the voting securities, or is entitled to 25 percent or more of the profits, of another person is presumed to control the other person.

Yes No

A. Did you have total assets of $5 million or more on the last day of your most recent fiscal year?

If "yes," you do not need to answer Items 12.B. and 12.C.

B.Do you:

(1)control another investment adviser that had regulatory assets under management (calculated in response to Item 5.F.(2)(c) of Form ADV) of $25 million or more on the last day of its most recent fiscal year?

(2)control another person (other than a natural person) that had total assets of $5 million or more on the last day of its most recent fiscal year?

C.Are you:

(1)controlled by or under common control with another investment adviser that had regulatory assets under management (calculated in response to Item 5.F.(2)(c) of Form ADV) of $25 million or more on the last day of its most recent fiscal year?

(2)controlled by or under common control with another person (other than a natural person) that had total assets of $5 million or more on the last day of its most recent fiscal year?

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Schedule A

Direct Owners and Executive Officers

1.Complete Schedule A only if you are submitting an initial application or report. Schedule A asks for information about your direct owners and executive officers. Use Schedule C to amend this information.

2.Direct Owners and Executive Officers. List below the names of:

(a)each Chief Executive Officer, Chief Financial Officer, Chief Operations Officer, Chief Legal Officer, Chief Compliance Officer(Chief Compliance Officer is required if you are registered or applying for registration and cannot be more than one individual), director, and any other individuals with similar status or functions;

(b)if you are organized as a corporation, each shareholder that is a direct owner of 5% or more of a class of your voting securities, unless you are a public reporting company (a company subject to Section 12 or 15(d) of the Exchange Act);

Direct owners include any person that owns, beneficially owns, has the right to vote, or has the power to sell or direct the sale of, 5% or more of a class of your voting securities. For purposes of this Schedule, a person beneficially owns any securities: (i) owned by his/her child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, sharing the same residence; or (ii) that he/she has the right to acquire, within 60 days, through the exercise of any option, warrant, or right to purchase the security.

(c)if you are organized as a partnership, all general partners and those limited and special partners that have the right to receive upon dissolution, or have contributed, 5% or more of your capital;

(d)in the case of a trust that directly owns 5% or more of a class of your voting securities, or that has the right to receive upon dissolution, or has contributed, 5% or more of your capital, the trust and each trustee; and

(e)if you are organized as a limited liability company ("LLC"), (i) those members that have the right to receive upon dissolution, or have contributed, 5% or more of your capital, and (ii) if managed by elected managers, all elected managers.

3.Do you have any indirect owners to be reported on Schedule B? Yes No

4.In the DE/FE/I column below, enter "DE" if the owner is a domestic entity, "FE" if the owner is an entity incorporated or domiciled in a foreign country, or "I" if the owner or executive officer is an individual.

5.Complete the Title or Status column by entering board/management titles; status as partner, trustee, sole proprietor, elected manager, shareholder, or member; and for shareholders or members, the class of securities owned (if more than one is issued).

6. Ownership codes are: NA - less than 5%	B - 10% but less than 25%	D - 50% but less than 75%
A - 5% but less than 10%	C - 25% but less than 50%	E - 75% or more

7.(a) In the Control Person column, enter "Yes" if the person has control as defined in the Glossary of Terms to Form ADV, and enter "No" if the person does not have control. Note that under this definition, most executive officers and all 25% owners, general partners, elected managers, and trustees are control persons.

(b)In the PR column, enter "PR" if the owner is a public reporting company under Sections 12 or 15(d) of the Exchange Act.

(c)Complete each column.

FULL LEGAL NAME (Individuals:	DE/FE/I	Title or Status	Date Title or	Ownership	Control	PR	CRD No. If None: S.S. No.
Last Name, First Name, Middle			Status Acquired	Code	Person		and Date of Birth, IRS Tax
Name)			MM/YYYY				No. or Employer ID No.

SCHWEITZER, RICHARD, HARLAN	I	OWNER, CHIEF FINANCIAL	07/2011	A	Y	N	2312588
		OFFICER, CHIEF OPERATING
		OFFICER

RCB ACQUISITION COMPANY, LLC	DE	OWNER	07/2011	C	Y	N	45-2505437

GLEICHER, HOWARD, ROY	I	OWNER/CO-CHIEF EXECUTIVE	07/2011	NA	Y	N	2123433
		OFFICER/CO-CHIEF
		INVESTMENT OFFICER

BOROWSKI, STEVEN, MARK	I	OWNER, PRESIDENT	07/2011	B	Y	N	1233785

HOLLANDER, RICHARD, SCOTT	I	OWNER, CHAIRMAN OF THE	09/2012	NA	Y	N	724511
		BOARD

GOSOM, MICHELLE, MONSALUD	I	OWNER, CHIEF COMPLIANCE	08/2014	NA	Y	N	2969108
		OFFICER

GLEICHER HOLDINGS, LLC	DE	OWNER	12/2012	C	Y	N	46-2096498

LAUREL HOLDINGS, LLC	DE	OWNER	01/2012	NA	N	N	45-4664172
LISENBEE, GARY, WAYNE	I	OWNER, CO-CHIEF EXECUTIVE	06/2013	A	Y	N	1028756
		OFFICER

SCARLETT, NANCY, JEDDELOH	I	OWNER, MANAGING DIRECTOR,	02/2018	NA	Y	N	1387919
		CHIEF RISK OFFICER

LLINAS NEGRET, MARIA, CATALINA	I	OWNER, CO-CHIEF INVESTMENT	03/2019	NA	Y	N	4829314
		OFFICER

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Schedule B

Indirect Owners

1.Complete Schedule B only if you are submitting an initial application or report. Schedule B asks for information about your indirect owners; you must first complete Schedule A, which asks for information about your direct owners. Use Schedule C to amend this information.

2.Indirect Owners. With respect to each owner listed on Schedule A (except individual owners), list below:

(a)in the case of an owner that is a corporation, each of its shareholders that beneficially owns, has the right to vote, or has the power to sell or direct the sale of, 25% or more of a class of a voting security of that corporation;

For purposes of this Schedule, a person beneficially owns any securities: (i) owned by his/her child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, sharing the same residence; or (ii) that he/she has the right to acquire, within 60 days, through the exercise of any option, warrant, or right to purchase the security.

(b)in the case of an owner that is a partnership, all general partners and those limited and special partners that have the right to receive upon dissolution, or have contributed, 25% or more of the partnership's capital;

(c)in the case of an owner that is a trust, the trust and each trustee; and

(d)in the case of an owner that is a limited liability company ("LLC"), (i) those members that have the right to receive upon dissolution, or have contributed, 25% or more of the LLC's capital, and (ii) if managed by elected managers, all elected managers.

3.Continue up the chain of ownership listing all 25% owners at each level. Once a public reporting company (a company subject to Sections 12 or 15(d) of the Exchange Act) is reached, no further ownership information need be given.

4.In the DE/FE/I column below, enter "DE" if the owner is a domestic entity, "FE" if the owner is an entity incorporated or domiciled in a foreign country, or "I" if the owner is an individual.

5.Complete the Status column by entering the owner's status as partner, trustee, elected manager, shareholder, or member; and for shareholders or members, the class of securities owned (if more than one is issued).

6. Ownership codes are: C - 25% but less than 50% E - 75% or more

D - 50% but less than 75% F - Other (general partner, trustee, or elected manager)

7.(a) In the Control Person column, enter "Yes" if the person has control as defined in the Glossary of Terms to Form ADV, and enter "No" if the person does not have control. Note that under this definition, most executive officers and all 25% owners, general partners, elected managers, and trustees are control persons.

(b)In the PR column, enter "PR" if the owner is a public reporting company under Sections 12 or 15(d) of the Exchange Act.

(c)Complete each column.

FULL LEGAL NAME (Individuals: Last	DE/FE/I	Entity in Which Interest is Owned	Status	Date	Ownership	Control	PR	CRD No.
Name, First Name, Middle Name)				Status	Code	Person		If None:
				Acquired				S.S. No.
				MM/YYYY				and Date
								of Birth,
								IRS Tax
								No. or
								Employer
								ID No.

METWEST VENTURES, LLC	DE	RCB ACQUISITION COMPANY, LLC	OWNER/MEMBER	07/2011	C	Y	N	80-
								0490869

GLEICHER, HOWARD, ROY	I	GLEICHER HOLDINGS, LLC	OWNER	07/2011	E	Y	N	2123433

RICHARD HOLLANDER AND JACQUELINE	DE	METWEST VENTURES LLC	OWNER	10/2009	E	Y	N	xxx-xx-
HOLLANDER TTEE OF THE HOLLANDER								xxxx
FAMILY TRUST DATED 12/28/88

KETTLE, FRANKLIN, HENRY	I	LAUREL HOLDINGS, LLC	MANAGER	01/2013	C	N	N	1975587

HOLLANDER, JACQUELINE	I	RICHARD HOLLANDER AND	TRUSTEE	10/2009	F	Y	N	5908440
		JACQUELINE HOLLANDER TTEE OF TEH
		HOLLANDER FAMILY TRUST DATED
		12/28/88
HOLLANDER, RICHARD, SCOTT	I	RICHARD HOLLANDER AND	TRUSTEE	10/2009	F	Y	N	724511
		JACQUELINE HOLLANDER TTEE OF TEH
		HOLLANDER FAMILY TRUST DATED
		12/28/88

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Schedule D - Miscellaneous

You may use the space below to explain a response to an Item or to provide any other information.

ITEM 7.A.12 METWEST REALTY ADVISORS DOES NOT SHARE PHYSICAL SPACE WITH ARISTOTLE CAPITAL MANAGEMENT, THOUGH IT IS LOCATED AT THE SAME ADDRESS. ITEM 5.D.1 AND 5.D.2 - ADVISER SUB-ADVISES PORTFOLIO FOR FUNDS THAT MAY BE REGISTERED IN OTHER COUNTRIES. THESE FUNDS ARE NOT PRIVATE FUNDS.

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Schedule R

No Information Filed

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DRP Pages

CRIMINAL DISCLOSURE REPORTING PAGE (ADV)

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REGULATORY ACTION DISCLOSURE REPORTING PAGE (ADV)

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CIVIL JUDICIAL ACTION DISCLOSURE REPORTING PAGE (ADV)

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Part 2

Exemption from brochure delivery requirements for SEC-registered advisers

SEC rules exempt SEC-registered advisers from delivering a firm brochure to some kinds of clients. If these exemptions excuse you from delivering a brochure to all of your advisory clients, you do not have to prepare a brochure.

Yes No

Are you exempt from delivering a brochure to all of your clients under these rules?

If no, complete the ADV Part 2 filing below.

Amend, retire or file new brochures:

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Execution Pages

DOMESTIC INVESTMENT ADVISER EXECUTION PAGE

You must complete the following Execution Page to Form ADV. This execution page must be signed and attached to your initial submission of Form ADV to the SEC and all amendments.

Appointment of Agent for Service of Process

By signing this Form ADV Execution Page, you, the undersigned adviser, irrevocably appoint the Secretary of State or other legally designated officer, of the state in which you maintain your principal office and place of business and any other state in which you are submitting a notice filing, as your agents to receive service, and agree that such persons may accept service on your behalf, of any notice, subpoena, summons, order instituting proceedings, demand for arbitration, or other process or papers, and you further agree that such service may be made by registered or certified mail, in any federal or state action, administrative proceeding or arbitration brought against you in any place subject to the jurisdiction of the United States, if the action, proceeding, or arbitration (a) arises out of any activity in connection with your investment advisory business that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly, upon the provisions of: (i) the Securities Act of 1933, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Company Act of 1940, or the Investment Advisers Act of 1940, or any rule or regulation under any of these acts, or (ii) the laws of the state in which you maintain your principal office and place of business or of any state in which you are submitting a notice filing.

Signature

I, the undersigned, sign this Form ADV on behalf of, and with the authority of, the investment adviser. The investment adviser and I both certify, under penalty of perjury under the laws of the United States of America, that the information and statements made in this ADV, including exhibits and any other information submitted, are true and correct, and that I am signing this Form ADV Execution Page as a free and voluntary act.

I certify that the adviser's books and records will be preserved and available for inspection as required by law. Finally, I authorize any person having custody or possession of these books and records to make them available to federal and state regulatory representatives.

Signature:	Date: MM/DD/YYYY
MICHELLE GOSOM	03/28/2019
Printed Name:	Title:
MICHELLE GOSOM	CHIEF COMPLIANCE OFFICER
Adviser CRD Number:
109876

NON-RESIDENT INVESTMENT ADVISER EXECUTION PAGE

You must complete the following Execution Page to Form ADV. This execution page must be signed and attached to your initial submission of Form ADV to the SEC and all amendments.

1. Appointment of Agent for Service of Process

By signing this Form ADV Execution Page, you, the undersigned adviser, irrevocably appoint each of the Secretary of the SEC, and the Secretary of State or other legally designated officer, of any other state in which you are submitting a notice filing, as your agents to receive service, and agree that such persons may accept service on your behalf, of any notice, subpoena, summons, order instituting proceedings, demand for arbitration, or other process or papers, and you further agree that such service may be made by registered or certified mail, in any federal or state action, administrative proceeding or arbitration brought against you in any place subject to the jurisdiction of the United States, if the action, proceeding or arbitration (a) arises out of any activity in connection with your investment advisory business that is subject to the jurisdiction of the United States, and (b) is founded, directly or indirectly, upon the provisions of: (i) the Securities Act of 1933, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Company Act of 1940, or the Investment Advisers Act of 1940, or any rule or regulation under any of these acts, or (ii) the laws of any state in which you are submitting a notice filing.

2. Appointment and Consent: Effect on Partnerships

If you are organized as a partnership, this irrevocable power of attorney and consent to service of process will continue in effect if any partner withdraws from or is admitted to the partnership, provided that the admission or withdrawal does not create a new partnership. If the partnership dissolves, this irrevocable power of attorney and consent shall be in effect for any action brought against you or any of your former partners.

3. Non-Resident Investment Adviser Undertaking Regarding Books and Records

By signing this Form ADV, you also agree to provide, at your own expense, to the U.S. Securities and Exchange Commission at its principal office in Washington D.C., at any Regional or District Office of the Commission, or at any one of its offices in the United States, as specified by the Commission, correct, current, and complete copies of any or all records that you are required to maintain under Rule 204-2 under the Investment Advisers Act of 1940. This undertaking shall be binding upon you, your heirs, successors and assigns, and any person subject to your written irrevocable consents or powers of attorney or any of your general partners and managing agents.

Signature

I, the undersigned, sign this Form ADV on behalf of, and with the authority of, the non-resident investment adviser. The investment adviser and I both certify, under penalty of perjury under the laws of the United States of America, that the information and statements made in this ADV, including exhibits

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and any other information submitted, are true and correct, and that I am signing this Form ADV Execution Page as a free and voluntary act.

I certify that the adviser's books and records will be preserved and available for inspection as required by law. Finally, I authorize any person having custody or possession of these books and records to make them available to federal and state regulatory representatives.

Signature:	Date: MM/DD/YYYY
Printed Name:	Title:
Adviser CRD Number:
109876
© 2019 FINRA. All rights reserved. FINRA is a registered trademark of the Financial Industry Regulatory Authority, Inc.	Privacy	Legal	Terms & Conditions

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ARISTOTLE CAPITAL MANAGEMENT, LLC

11100 Santa Monica Blvd., Suite 1700

Los Angeles, CA 90025

(310) 478-4005

840 Newport Center Drive, Suite 600

Newport Beach, CA 92660

(949)681-2100

 www.aristotlecap.com

03/08/2019

This Brochure provides information about the qualifications and business practices of ARISTOTLE CAPITAL MANAGEMENT, LLC ("Aristotle Capital" or "Adviser"). If you have any questions about the contents of this Brochure, please contact us at compliance@aristotlecap.com or (310) 478-4005. The information in this Brochure has not been approved or verified by the United States Securities and Exchange Commission or by any state securities authority.

Aristotle Capital is a registered investment adviser. Registration of an Investment Adviser does not imply any level of skill or training. Additional information about Aristotle Capital is also available on the SEC's website at www.adviserinfo.sec.gov .

Item 2 – Material Changes

This Brochure, dated 03/08/2019 replaces, the 03/15/2018 version which was our last annual amendment.

You will receive a summary of any material changes to this and subsequent Brochures within 120 days of the close of our business' fiscal year. We may provide other ongoing disclosure information about material changes, as necessary.

We will further provide you with a new Brochure, as needed at any time, based on changes or new information, without charge.

Updates were made to the following sections of Part 2A since our last filing:

Item 4.E. – Assets Under Management

•Updated values as of 12/31/2018 Item 5.A. – Advisor Compensation

•Updated Collective Investment Trust fees and added new fund Item 8.A – Methods of Analysis and Investment Strategies

•Added language regarding custom strategies

Item 8.B – Material Risks of Investment Strategies

•Added language regarding the risks related to Short Sales Item 8.C – Material Risks of Securities Used in Investment Strategies

•Added language regarding the risks related to investments in Real Estate Investment Trusts (REITs)

•Added language regarding the risks related to investments in foreign currency contracts

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Item 3 -Table of Contents
Item 2 – Material Changes....................................................................................................................................................		ii
Item 3 – Table of Contents..................................................................................................................................................		iii
Item 4 – Advisory Business .................................................................................................................................................		4
Item 5 – Fees and Compensation ......................................................................................................................................		5
Item 6	– Performance-Based Fees and Side-By-Side Management ..................................................................	10
Item 7	– Types of Clients ....................................................................................................................................................	10
Item 8	– Methods of Analysis, Investment Strategies and Risk of Loss ..........................................................	11
Item 9	– Disciplinary Information ..................................................................................................................................	19
Item 10 – Other Financial Industry Activities and Affiliations ...........................................................................		19
Item 11 – Code of Ethics .....................................................................................................................................................		22
Item 12 – Brokerage Practices.........................................................................................................................................		24
Item 13 – Review of Accounts..........................................................................................................................................		27
Item 14 – Client Referrals and Other Compensation..............................................................................................		27
Item 15	– Custody..................................................................................................................................................................	28
Item 16	– Investment Discretion.....................................................................................................................................	28
Item 17	– Voting Client Securities ..................................................................................................................................	29
Item 18	– Financial Information......................................................................................................................................	30
Brochure Supplement(s)

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Item 4 – Advisory Business

Advisory Services

4. A. Advisory Firm Description

Aristotle Capital Management, LLC ("Aristotle Capital" or "adviser"), formerly Reed, Conner

&Birdwell, LLC) is a registered investment adviser with its principal place of business located in Los Angeles, California. The firm and its predecessor firms have been in business since 1959. The Principal Owners of the firm are Howard Gleicher, Richard S. Hollander via RCB Acquisition Company, LLC, Steve Borowski, and Richard Schweitzer. Aristotle Capital has also provided equity interests to other key employees of the firm.

4. B. Types of Advisory Services

Aristotle Capital may provide investment advisory and management services: (1) as a discretionary investment adviser to institutional and retail separate account clients; (2) as a discretionary investment adviser to private pooled investment vehicles ("private funds") organized as domestic limited partnerships; (3) as a discretionary adviser or sub-adviser to aregistered investment companies ("mutual funds"); or (4) as a sub-adviser to collective investment trusts ("CITs").

Aristotle Capital provides equity, fixed and balanced portfolio management services for institutional and high net worth clients. Through discussions with clients and their advisors, we agree upon objectives that are compatible with our investment philosophy, and we manage portfolios designed to meet those objectives. Relevant factors in this data-gathering process include but are not limited to time horizons, risk tolerance, liquidity needs, and, in the case of individuals, tax issues. Aristotle Capital's investment advice is limited to these types of investment advisory services.

Aristotle Capital or an affiliate will generally serve as general partner or managing member to each domestic private fund. Services provided to private funds by Aristotle Capital and/or an affiliate of Aristotle Capital also may include organizing and managing their business affairs; acting as general partner or managing member; executing and reconciling trades; preparing financial statements and providing audit support; preparing tax-related schedules; and drafting, printing and distributing correspondence to Investors.

4. C. Client Investment Objectives/Restrictions

Adviser will tailor advisory services to individual client needs. Adviser manages each account according to the investment objectives of the strategy selected by the client and any restrictions placed on the account by the client.

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Investments for separately managed client accounts are managed in accordance with each client's stated investment objectives, restrictions and guidelines. Investments for the private fund or mutual funds are managed in accordance with each fund's strategy, investment objectives restrictions and guidelines and are not tailored to the individualized needs of any particular investor in the fund (each an "investor"). The Saul Fund L.P., a private fund, is closed to new investors. Information about the private fund can be found in its offering documents, including its limited partnership agreement ("LPA"). Information about each mutual fund is available in its prospectus and statement of additional information ("SAI").

4. D. Wrap and Unified Management Account ("UMA") Programs

Aside from separate account portfolio management services, Aristotle Capital has entered into agreements with wrap and UMA program sponsors (collectively "managers"). These are sub-advisory relationships where the manager provides investment supervisory services to its clients, including making recommendations concerning an investment adviser to render specific investment advice with respect to a client's portfolio. The client enters into an agreement with the manager and the manager has a separate master agreement with Aristotle Capital. For wrap program accounts, Aristotle Capital may effect transactions through other broker-dealers, but it is expected that most of the transactions will be executed through the manager because part of the manager's negotiated fee with the client includes brokerage commissions and trading costs. Aristotle Capital manages the wrap program accounts on a discretionary basis. Aristotle Capital receives a portion of the wrap fee from the sponsor as an investment adviser to these programs. Aristotle Capital attempts to manage these accounts in the same manner as our non-wrap accounts.

For UMA program accounts, Aristotle Capital provides a model to the manager and the manager effects transactions in the client accounts. Most UMA accounts are managed by Aristotle Capital on a non-discretionary basis.

4. E. Assets Under Management as of 12/31/2018:

Discretionary: $13,476,093,105; 2,069 accounts

Non-Discretionary: $4,473,750,584; 19 programs (wrap and UMA assets)

Item 5 – Fees and Compensation

Advisory Contracts and Fees

5. A. Adviser Compensation

Aristotle Capital's fees are described generally below and detailed in each client's advisory agreement or applicable account documents as well as, with respect to the private fund, in the private fund's governing documents. Fees for services may be negotiated with each client

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on an individual basis. Aristotle Capital may group multiple accounts of a client (or group of related clients) together for fee billing purposes.

Fees may change over time and, as discussed below, different fee schedules may apply to different types of clients, strategies and advisory arrangements. Under certain circumstances, fees may be negotiated on a basis different from Aristotle Capital's stated fee schedules. In such cases, Aristotle Capital reserves the right to waive or reduce the fees charged to a particular client in its sole and absolute discretion.

An affiliate of Aristotle Capital acts as general partner to a domestic private fund that is closed to new investors. Fees paid by private funds are described to investors, in detail, in the private fund's governing documents. Private fund fees may vary depending on the nature of the services provided and the investment strategies utilized but generally include management fees based on a percentage of assets under management.

Fee Schedules

SEPARATELY MANAGED ACCOUNTS AND PRIVATE FUND

Aristotle Capital's annual management fee for separately managed accounts and the private fund range from 0.30% – 1.00% on assets under management. Aristotle Capital's advisory fees are subject to negotiated agreements with clients and are determined according to a number of factors including but not limited to, account size, investment strategy, and cost incurred by Aristotle Capital in managing such products. Aristotle Capital also earns a performance-based fee for certain institutional client separately managed accounts.

MUTUAL FUNDS

The Aristotle/Saul Global Opportunities Fund pays Aristotle Capital advisory fees monthly at an annual rate of 0.90% of the mutual fund's net assets, computed and accrued daily. The Aristotle International Equity Fund pays Aristotle Capital advisory fees monthly at an annual rate of 0.80% of the mutual fund's net assets. The Aristotle Value Equity Fund pays Aristotle Capital advisory fees monthly at an annual rate of 0.60% of the mutual fund's net assets. Aristotle Capital also serves as sub-adviser to other mutual funds. The sub-advisory fee ranges are stated in the sub-advisory agreements. Aristotle Capital clients may receive, at no additional charge, advice from Aristotle Capital with respect to the allocation of their assets among mutual funds. Although there is no separate or additional charge for this service, as discussed further in Item 5.C, below, Aristotle Capital clients who invest in the mutual funds bear their proportionate shares of each mutual fund's fees and expenses, including their pro rata share of Aristotle Capital's advisory fees.

WRAP AND UMA PROGRAM FEES

For wrap and UMA program services, the client will pay the manager for its services and for the services of Aristotle Capital on a quarterly or monthly basis in advance or arrears according to a negotiated fee schedule. The agreement may be terminated at any time at the

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written request of either the client, manager or Aristotle Capital and according to the terms of the contract, in which case a pro-rated refund will be made. Generally, the fee to the manager for wrap and UMA accounts ranges from 1% – 3% per annum of assets under management. From the fee paid to the manager for wrap accounts, Aristotle Capital receives 0.34% – 0.50% on the entire balance of the account. From the fee paid to the manager for UMA accounts, Aristotle Capital receives between 0.25% – 0.45%. Most managers collect the entire fee and pay the advisory portion due to Aristotle Capital after collecting such fees. Generally, the minimum account size for wrap programs is $100,000, but may be higher. Generally, the minimum account size for UMA programs is not disclosed to Aristotle Capital. The agreement cannot be assigned without the full knowledge and consent of the other party to the agreement.

COLLECTIVE INVESTMENT TRUST ("CIT") FEES

Aristotle Capital manages collective investment trust vehicles and the management fee is disclosed in the offering documents for the trust. Aristotle Capital's fee for sub-advising the Aristotle Value Equity Collective Trust will range from 0.39% – 0.49% annually based on the share class. The fee for sub-advising the Aristotle International Equity Collective Trust will range from 0.49% – 0.65% annually based on the share class. The fee for sub-advising the Aristotle Global Equity Collective Trust ranges from 0.49% – 0.59% annually based on the share class.

GENERAL INFORMATION

Termination of the Advisory Relationship: An advisory agreement may be terminated according to the terms of the contract and written notice by either party. Upon termination, fees will be prorated to the date of termination. If any fees are prepaid, unearned fees will be promptly refunded.

Other Advisory Fee Arrangements

Grandfathering of Account Requirements: Pre-existing advisory clients are subject to Aristotle Capital's minimum account requirements and advisory fees in effect at the time the client entered into the advisory relationship. Therefore, our firm's minimum account requirements and fees will differ among clients.

Performance-based Fees: Aristotle Capital may enter into performance-based fee arrangements with some institutional clients. Aristotle Capital may waive all or any portion of the performance-based fee with respect to any client. Any performance-based fees charged by Aristotle Capital will be in compliance with Rule 205-3 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), unless that rule is inapplicable by reason of Advisers Act Section 205(b) or interpretive positions of the staff of the U.S. Securities and Exchange Commission ("SEC"). Accounts participating in a performance-based fee arrangement may pay Aristotle Capital more compensation when compared to standard fee

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rates. Performance-based fee arrangements may not be available for all asset classes and must be approved by Aristotle Capital on a case-by-case basis.

Limited Negotiability of Advisory Fees: Although Aristotle Capital has established the aforementioned fee schedule(s), we retain the sole discretion to negotiate alternative fees on a client-by-client basis. Client facts, circumstances and needs are considered in determining the fee schedule. These include the complexity of the client, assets to be placed under management, anticipated future additional assets, related accounts, portfolio style, account composition, and reports, among other factors. The specific annual fee schedule is identified in the contract between Aristotle Capital and each client.

5. B. Direct Billing of Advisory Fees

Clients may request that fees owed to Aristotle Capital be deducted directly from the client's custodial account. In instances where a client has authorized direct billing, Aristotle Capital takes steps to ensure that the client's qualified custodian sends periodic account statements, no less frequently than quarterly, showing all transactions in the account, including fees paid to Aristotle Capital, directly to the client. Generally, Aristotle Capital will invoice clients for their advisory fees whether direct billing is used or not. Clients have the option to be billed by invoice to make a direct payment for fees rather than having fees deducted from their custodian account.

5. C. Other Non-Advisory Fees

Aristotle Capital's advisory fee is exclusive of brokerage commissions, transaction fees, and other related costs and expenses which shall be incurred by the client. Clients may incur certain charges imposed by custodians, brokers and other third parties, including but not limited to fees charged by managers, custodial fees, deferred sales charges, odd-lot differentials, transfer taxes, wire transfer and electronic fund fees, and other fees and taxes on brokerage accounts and securities transactions. A client's portfolio may include positions in mutual funds or exchange traded funds which also charge internal management fees, which are disclosed in those funds' prospectuses. Such charges, fees and commissions are exclusive of, and in addition to, Aristotle Capital's fee, and Aristotle Capital shall not receive any portion of these commissions, fees, and costs.

Clients participating in separately managed account programs may be charged various program fees in addition to the advisory fee charged by our firm. In a wrap fee arrangement, clients pay a single fee for advisory, brokerage and custodial services. Clients' portfolio transactions may be executed without commission charge in a wrap fee arrangement. In evaluating such an arrangement, the client should also consider that, depending upon the level of the wrap fee charged by the broker-dealer, the amount of portfolio activity in the client's account, and other factors, the wrap fee may or may not exceed the aggregate cost of such services if they were to be provided separately.

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Mutual funds and exchange traded funds also charge internal management fees, which are disclosed in a fund's prospectus and/or financial filings. Such charges, fees and commissions are exclusive of and in addition to Aristotle Capital's fee with regard to the mutual funds not managed by Aristotle Capital. To avoid the duplication of fees and the potential conflicts of interest, we do not charge separate accounts a direct advisory fee on assets invested in the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund or Aristotle Value Equity Fund. Fees for client assets invested in Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund or Aristotle Value Equity Fund are charged by the Fund and reflected in the value of the client's investment.

Item 12 further describes the factors that Aristotle Capital considers in selecting or recommending broker-dealers for client transactions and determining the fairness and reasonableness of commissions and service charges.

5. D. Advance Payment of Fees

Advisory fees for the private fund and separately managed accounts are generally billed quarterly in advance and are payable upon receipt, commencing upon opening of the account. Certain advisory clients may be billed quarterly in arrears. Fees are normally based on the level of total assets under management, including cash, securities, and accrued income, as of the last business day of the prior calendar quarter. Advisory agreements are typically terminable by the client upon prior written notice to Aristotle Capital, as specified in the relevant agreement and by Aristotle Capital, generally upon 30 days prior written notice to the client or as specified in the relevant agreement. In the event that an advisory contract is terminated prior to the conclusion of a billing period, Aristotle Capital will refund a pro rata portion of any pre-paid fees, or if billed arrears, bill the account pro rata based on the date of termination.

5. E. Compensation for Sale of Securities or Other Investment Products

Investment adviser representatives of Aristotle Capital are also registered with IMST Distributors, LLC ("Foreside"). In their capacity as registered representatives, an investment adviser representative of Aristotle Capital can receive a commission or remuneration for the sale of mutual funds included in the Aristotle Funds family of mutual funds, which includes mutual funds managed by Aristotle Capital in addition to those mutual funds managed by its affiliates. This may be considered a conflict as the registered representatives have incentive to offer a mutual fund within the Aristotle Fund family over mutual funds with the same investment strategy sub-advised by Aristotle Capital and/or its affiliates.

Aristotle Capital discloses to clients all like-managed mutual funds advised or sub-advised by Aristotle Capital and/or its affiliates. Aristotle Capital is not a distributor to any sub- advised mutual funds not included in the Aristotle Funds family of mutual funds. Aristotle Capital will not charge advisory clients any additional management fees for any held mutual fund managed by Aristotle Capital or its affiliates in the managed account.

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In addition to registered representatives receiving commission or remuneration for the sale of mutual funds, certain employees of the adviser may be compensated for bringing in new clients to the adviser or any of its affiliates. In the event an Aristotle Capital employee brings a new client to the firm or any of its affiliates, Aristotle Capital or the respective affiliate may pay the employee a percentage of the management fee charged to the client.

Item 6 – Performance-Based Fees and Side-By-Side Management

Aristotle Capital receives performance-based fees from certain institutional separate accounts. Aristotle Capital is also entitled to receive fees from mutual funds managed by Aristotle Capital pursuant to its management agreement with the Investment Managers Series Trust ("IMST" or "Trust"). Differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process. Aristotle Capital mitigates these risks by implementing procedures, such as blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

Aristotle Capital manages client accounts within their respective strategies, given account restrictions and/or constraints and implements trade rotation procedures to ensure that no accounts take preference over other accounts in the allocation of trades. Generally speaking, UMA programs managed by Aristotle Capital are notified of any model changes after all other non-program client accounts are traded and there is a rotation followed among the UMA programs. UMA programs meeting certain trading criteria and communication requirements may be included in the rotation with all other non-program clients.

Aristotle Capital also manages a private fund that is closed to new investors. The private fund does not charge performance-based fees.

Item 7 – Types of Clients

Aristotle Capital serves as a discretionary investment adviser to institutional and retail separate account clients, as a discretionary investment adviser to registered investment companies ("mutual funds"), for a privately placed pooled investment vehicle ("private fund") organized as domestic limited partnerships or limited liability companies, and as a sub-adviser to Collective Investment Trusts ("CITs").

Separately Managed Accounts (including Wrap Accounts)

Aristotle Capital provides investment advisory services to individuals, charitable and taxable trusts, pensions, pooled accounts, foundations, Taft-Hartley, public companies, sub-advised funds and corporations. The minimum amount required to establish and maintain a separately managed account is generally $10,000,000. However, Aristotle Capital reserves

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the right, in its sole discretion, to reduce the minimum requirement for certain accounts under certain circumstances.

Private Fund

Aristotle Capital also provides discretionary advice to a private fund. Specific procedures and restrictions apply to withdrawals from, and terminations of an investor's position in a private fund, as described in each private fund's governing documents. The private fund required a minimum initial investment of $1,000,000, but the private fund is now closed to new investors. Minimum redemption amounts and minimum capital account size may apply in the event of a partial withdrawal. An investor also may be required to redeem all or part of its interest in a private fund upon provision of reasonable notice. However, Aristotle Capital reserves the right, in its sole discretion, to reduce the minimum requirements under certain circumstances.

Mutual Funds

In advising or sub-advising mutual funds, Aristotle Capital is subject to the supervision and direction of the respective fund's Board of Trustees. Each mutual fund's strategy objectives, fees and investment minimums are outlined in each fund's prospectus.

UMA ("Model") Accounts

For UMA program accounts, Aristotle Capital provides a model to the manager and the manager effects transactions in the client accounts.

Collective Investment Trusts ("CIT")

Aristotle Capital serves as a sub-adviser to the Aristotle Value Equity Collective Trust, the Aristotle International Equity Collective Trust and the Aristotle Global Equity Collective Trust, all "bank collective trusts" within the meaning of the Internal Revenue Service Revenue Ruling 81-100, as amended, which are exempt from registration under the Investment Company Act of 1940. The portfolios offered in the Aristotle Value Equity Collective Trust, Aristotle International Equity Collective Trust and Aristotle Global Equity Collective Trust mirror certain other portfolios offered by Aristotle Capital. The portfolios are maintained and managed by SEI Trust Company, the trustee, based on the investment advice of Aristotle Capital, the trust investment adviser. The presentation of information in this brochure relating to the Aristotle Value Equity Collective Trust, Aristotle International Equity Collective Trust and Aristotle Global Equity Collective Trust is not intended to act as an offer or solicitation to invest.

Item 8 – Methods of Analysis, Investment Strategies and Risk of Loss

8. A. Methods of Analysis and Investment Strategies

Aristotle Capital offers Value Equity, International Equity, and Global Equity investment strategies, as well as a Global Opportunities investment strategy. Aristotle Capital employs a fundamental value-oriented approach. Aristotle Capital investment professionals have

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access to internal research capabilities as well as comprehensive information from multiple data sources. Aristotle Capital uses financial industry news sources, industry and corporate research, corporate rating services, as well as company data in the form of annual reports, filings with the SEC and company press releases. Other information sources include Bloomberg, FactSet, and/or various other services. The investment process frequently includes company visits in order to research the facilities and speak directly with senior management. External research sources, including stock brokerage wire houses, banks and other financial institutions, will be utilized for data gathering only.

Various criteria are considered in selecting investments for clients, including, among others: business quality, estimated true values, price-to-normalized earnings ratios, and a company's return on equity.

Separately Managed Accounts/ Mutual Funds

Value Equity: The objective is to achieve long-term returns by investing primarily in U.S.- headquartered companies that have a minimum market capitalization of $2 billion at the time of initial investment. The strategy will invest in U.S. common stocks and companies headquartered outside the U.S. held in the form of ADRs1, New York shares or other issues traded on U.S. exchanges.

International Equity: The objective is to achieve long-term returns versus the MSCI EAFE Index and competing international equity managers with a focus on mitigating market risk. The International Equity strategy considers companies in international equity markets. These firms typically have market capitalizations in excess of $2 billion. Institutional client portfolios generally hold a combination of ordinary shares of stocks as well as ADRs.

Global Equity: The objective is to achieve long-term returns versus the MSCI World Index and competing global equity managers with a focus on mitigating market risk. The Global Equity strategy considers companies worldwide, including the United States. These firms typically have market capitalizations in excess of $2 billion.

The Value Equity, International Equity, and Global Equity strategies described above also offer a balanced component where fixed income securities are included in the portfolio.

Global Opportunities: The objective is to optimize total return by investing in a diversified portfolio of assets, which typically include U.S. and foreign equity and fixed income securities and related investments. Aristotle Capital uses a value approach to investing, seeking to identify the securities of high-quality, growing businesses that seem to be selling at a discount (in the case of long positions) or premium (in the case of short positions) to what Aristotle Capital believes to be their fair or true value.

1American Depository Receipt (ADR): U.S. exchange-listed securities that represent equity ownership interest in a non-U.S. company.

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In addition to the strategies above, Aristotle Capital manages custom strategies based on client-specific guidelines. Such accounts and acceptance of the client guidelines are approved by Aristotle Capital on a case-by-case basis.

Private Fund

Aristotle Capital currently manages the Saul Fund, L.P. (the "private fund"). The investment objective of the private fund is to generate capital appreciation over the long term that exceeds the rates of return available by investing in broadly diversified equity or bond securities. At times, the private fund is expected to experience higher short-term volatility than many broad market indices due to sector concentrations and other factors. The Saul Fund is closed to new investors.

Investing in securities involves risk of loss that clients should be prepared to bear.

8. B. Material Risks of Investment Strategies

There can be no guarantee of success of the strategies offered by Aristotle Capital. Investment portfolios may be adversely affected by general economic and market conditions such as interest rates, foreign currency fluctuations, availability of credit, inflation rates, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security pricing and the liquidity of an investment. These strategies may employ limitations on particular sectors, industries, countries, regions or securities.

Trading in the portfolios may affect investment performance, particularly through increased brokerage and other transaction costs and taxes.

Management Risk. Assessments about the value and potential appreciation of a particular security may not be right and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more volatile than the market as a whole or our fair value approach may fail to produce the intended results.

Accuracy of Public Information. Aristotle Capital selects investments, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the adviser by the issuers or through sources other than the issuers. Although Aristotle Capital evaluates all such information and data and typically seeks independent corroboration when Aristotle Capital considers it is appropriate and reasonably available, Aristotle Capital is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not available.

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Market Risk. There is the possibility that the value of equity securities may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies may decline regardless of their long-term prospects. Price fluctuations that may occur at the time of investment of a client account will impact the performance of the account. Analysis of pricing history or timing of investment in securities is not guaranteed to be accurate and could result in loss due to movements in a security's price and depending upon when action is taken to buy or sell a security.

Short Sales. A portfolio may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which a portfolio sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the portfolio replaces the borrowed security, the portfolio will incur a loss; conversely, if the price declines, the portfolio will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the portfolio, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A portfolio also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

8. C. Material Risks of Securities Used in Investment Strategies

The Value Equity, International Equity, and Global Equity strategies primarily invest in domestic and foreign equity securities. The Global Opportunities strategy generally utilizes purchases in equities, warrants, corporate debt, commercial paper, municipal securities and government securities. The Global Opportunities strategy may also engage in short selling and forward currency contracts. Investments in equity and fixed income securities may be more volatile than their respective benchmark. Security values may also fluctuate based on events such as technological developments, government regulation, competition and outbreaks of war or terrorist acts which are beyond Aristotle Capital's control.

Equity Investments. Regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses.

Smaller Company Risk. Portfolios may contain the securities of small or medium-size companies that may be more susceptible to market downturns, and the prices of

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which may be more volatile than those of larger companies. Smaller companies generally have narrower markets and more limited managerial and financial resources than larger, established companies.

Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in a portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Exchange Traded Funds. Portfolios may invest in exchange traded funds ("ETFs"). An ETF is an investment company which offers shares that are listed on a national securities exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities comprising any underlying index. Changes in the prices of such shares generally, but may not in all cases, track the movement in the underlying index or sector securities relatively closely. In particular, leveraged and inverse ETFs (that is, ETFs that track some multiple of the daily return of an underlying index or sector, or seek to create an inverse of the daily return compared with such underlying index or sector, or both), may perform substantially differently over longer terms than would leveraged or short positions in the underlying investments. ETFs are generally seen as a relatively inexpensive way to gain exposure to the underlying market or sector as a whole.

Foreign Securities. Investments in foreign securities may be volatile and can decline significantly in response to foreign issuer political, regulatory, market or economic developments. Foreign securities are also subject to interest rate and currency exchange rate risks. These risks may be magnified in securities originating in emerging markets. Foreign securities may also be subject to additional or complex tax issues.

Real Estate Investment Trusts (REITs). Investment in REITs are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and

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demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Non-diversified Risk. Because the portfolios may invest a greater portion of their assets in securities of a single issuer or a limited number of issuers than a portfolio with diversification requirements, they may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers.

Sector Focus Risk. The portfolios may be more heavily invested in certain sectors, which may cause the value of their shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the value of the portfolios to fluctuate more widely than a comparative benchmark.

Competition. Equity securities selected by Aristotle Capital for its portfolios typically have significant market competitors and there is no guarantee that a portfolio security will perform better than its competitors and could be subject to risks competing with other companies with regard to product lines, technology advancements and/or management styles of the competing companies.

Currency Risk. Investments in securities or other instruments that are valued in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of comparable assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Risks Related to Fixed Income Investments

Fixed Income Securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The market values of fixed income securities tend to vary inversely with the level of interest rates. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the portfolio's income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and value of portfolio may be reduced.

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Interest Rate Risk. Interest rate risk is the possibility that bond prices overall will decline over short or even long periods because of rising interest rates.

Municipal Securities. Investments may be made in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal bond market, and the size of a particular offering, the maturity of the obligation and the rating of the issue.

Rating Agencies. Ratings assigned by Moody's and/or S&P and/or Fitch to securities acquired in a portfolio reflect only the views of those agencies. Explanations of the significance of ratings should be obtained from Moody's, S&P and Fitch. No assurance can be given that ratings assigned will not be withdrawn or revised downward if, in the view of Moody's, S&P or Fitch, circumstances so warrant.

General debt obligation bonds are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenue of a project or facility, for example, tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development obligations generally depends solely on the revenues generated by the use of the specified facilities.

Risks Related to Derivative Investments

Foreign Currency Contracts. A portfolio may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A portfolio enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a portfolio may enter into forward contracts to hedge against risks arising from securities the portfolio owns or

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anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

Foreign currency transactions involve certain costs and risks. A portfolio incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a portfolio to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the portfolio is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities a portfolio owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

Risks Related to Investments in the Private Fund

The private fund's portfolio may be subject to wide swings in value and may employ the use of leverage. An investment in the private fund will not be liquid and is suitable only for persons who have no need for a return of any part of their investment for several years. The private fund does not employ limitations on particular sectors, industries, countries, regions or securities. Trading in the portfolio may affect investment performance, particularly through increased brokerage and other transaction costs and taxes. The Saul Fund L.P. is closed to new investors.

Investment in these types of securities involves risk and potential loss of capital. These strategies may not be suitable for all Investors. Investors in a private partnership such as the Saul Fund, L.P. who are subject to income tax, should be aware that the investment in the partnership may create taxable income or tax liabilities in excess of cash distributions to pay such liabilities. Past performance is not indicative of future results.

8. D. Cybersecurity Risk

Investment advisers, such as Aristotle Capital, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting investment adviser,

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a client's custodian, or intermediaries or other third-party service providers may adversely impact a client's experience and/or investment. For instance, cyber attacks may interfere with the processing of client's transactions, cause the release of private information or confidential company information, impede trading, subject the adviser to regulatory fines or financial losses, and cause reputational damage. Aristotle Capital may also incur additional costs for cybersecurity risk management purposes. While Aristotle Capital and our service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attach tactics, and there is the possibility that certain risks have not been adequately identified or prepared for. Furthermore, Aristotle Capital cannot control any cybersecurity plans or systems implemented by our service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which Aristotle Capital invests, which could result in material adverse consequences for such issuers and may cause the investment in such portfolio companies to lose value.

Item 9 – Disciplinary Information

Registered investment advisers are required to disclose all material facts regarding any legal or disciplinary events that would be material to your evaluation of them or the integrity of their management. Aristotle Capital has no information applicable to this item.

Item 10 – Other Financial Industry Activities and Affiliations

10. A. Registered Representatives

Certain employees of Aristotle Capital are registered representatives with IMST Distributors, LLC, a registered broker-dealer. Aristotle Capital and its sales & marketing employees solicit persons to invest in the Aristotle Funds and other funds sub-advised by Aristotle Capital and its affiliates.

10. B. No Other Registrations

Aristotle Capital's management persons are not registered, nor do any management persons have an application pending to register, as a futures commission merchant, commodity pool operator, a commodity trading advisor, or an associated person of the foregoing entities.

10. C. Material Relationships or Arrangements

Aristotle Capital does not receive additional advisory fees with respect to client assets that are invested in the Saul Fund, L.P. These assets are subject only to the fund fees and charges applicable to all Investors in the Saul Fund, L.P., as set forth in the Private Placement Memorandum. There could be a conflict of interest since interests in the Saul Fund, L.P. may

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be recommended to qualified clients or prospects. As noted in Item 6, the Saul Fund, L.P. does not charge a performance-based fee. Aristotle Capital attempts to mitigate potential conflict by aggregating trades and allocating at the average among client accounts, including the fund. The Saul Fund L.P. is closed to new investors and is no longer making new investments.

Below is a list of all affiliated companies to Aristotle Capital.

oAristotle Atlantic Partners, LLC (Aristotle Atlantic) – Registered investment adviser with a focus on Large Cap Growth, Core Equity, and Focus Growth strategies.

oAristotle Capital Boston, LLC (Aristotle Boston) – Registered investment adviser with a focus on domestic Small Cap and Small/Mid Cap Equity strategies.

oAristotle Credit Partners, LLC (Aristotle Credit) – Registered investment adviser with a focus on credit strategies (High Yield Bonds, Investment Grade Corporate Bonds,

Bank Loans).

oThe Saul Fund, LP Private Fund (Saul Fund) – A private fund managed by Aristotle Capital. The Saul Fund GP, LLC serves as the Managing Member to the Saul Fund. The Saul Fund GP is controlled by Howard Gleicher who is an Indirect Owner of Aristotle

Capital. (The Saul Fund is currently closed to new investors.)

oRCB Acquisition Company, LLC – A holding company for the ownership interests in the pre-merger Reed, Conner & Birdwell, LLC (RCB).

oMetWest Ventures, LLC (MetWest Ventures) – A multi-strategy asset management platform that partners with management teams to help Investors achieve their investment objectives; entity owned and controlled by Richard S. Hollander, Chairman of Aristotle Capital, Aristotle Credit, Aristotle Boston and Aristotle Atlantic.

oMetWest Realty Advisors, LLC (MetWest Realty), MetWest Terra Hospitality

(MetWest Terra) – MetWest Realty Advisors provides investment management services primarily related to real estate related investments. These firms are owned by MetWest Ventures.

oMetWest Fund Manager, LLC (MetWest Fund) – A private fund manager associated with MetWest Realty and responsible for a number of real estate-related private funds. The MetWest Fund is also controlled by Richard Hollander and is a General Partner of several pooled vehicles managed by MetWest Realty Advisors, LLC.

Aristotle Capital will be referred to as "Aristotle" when referenced together with Aristotle Boston, Aristotle Atlantic, and/or Aristotle Credit.

Richard Hollander is a Director and control person of Aristotle Capital, Aristotle Credit, Aristotle Boston, Aristotle Atlantic, MetWest Ventures, LLC and MetWest Realty Advisors, LLC. Mr. Hollander is also an Indirect Owner of Aristotle Capital. Richard Schweitzer, a Direct Owner of Aristotle Capital serves as Chief Financial Officer ("CFO") and Chief Operations Officer ("COO") of Aristotle Capital as well as Senior Partner of Aristotle Credit, Aristotle Atlantic, and Aristotle Boston. Mr. Schweitzer also serves as CFO & COO of MetWest Ventures, LLC, MetWest Realty Advisors, LLC and MetWest Properties, LLC. Gary Lisenbee,

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aDirect Owner, Co-Chief Executive Officer ("Co-CEO") and Co-Chief Investment Officer ("Co- CIO") of Aristotle Capital is also a Senior Partner of Aristotle Credit, Aristotle Atlantic, and Aristotle Boston. Michelle Gosom, Chief Compliance Officer ("CCO") of Aristotle Capital, also serves as CCO of Aristotle Boston and Aristotle Atlantic. Aristotle Capital, Aristotle Credit, Aristotle Atlantic, and Aristotle Boston may share supervised persons.

Select employees of Aristotle Capital will be performing certain administrative functions on behalf of Aristotle Credit, Aristotle Atlantic, and Aristotle Boston. The employees of Aristotle Capital who are performing certain administrative functions for Aristotle Credit, Aristotle Atlantic, and Aristotle Boston will not devote their full time to the clients of Aristotle Credit, Aristotle Atlantic, and Aristotle Boston. There may also be conflicts of the allocation of the time of Aristotle Capital's employees devoted to Aristotle Credit, Aristotle Atlantic, and Aristotle Boston.

It is anticipated that the investment strategies followed by Aristotle Credit, Aristotle Atlantic, Aristotle Boston and MetWest Realty Advisors will not have significant overlap with the investment strategies offered by Aristotle Capital.

Aristotle Capital may appoint and retain an affiliate to act as a sub-adviser with respect to a portion of an account (the "sub-advised assets"). Aristotle Capital will determine whether to delegate any or all of Aristotle Capital's rights, power and authority to the sub-adviser for the sub-advised assets pursuant to the terms of the client's investment advisory agreement. To the extent an affiliate is given discretionary authority over assets managed by Aristotle Capital, the client will receive a disclosure brochure for such affiliate. The names and biographical information for employees of the affiliate who provides sub-advisory services will be provided upon request.

10. D. Recommendation of Other Investment Advisers

Aristotle Capital may recommend to clients affiliated investment advisers offering different investment services. Engagement with affiliates will be done via a sub-advisory amendment to the client's investment management agreement or through a new investment management agreement executed directly with the other investment adviser.

10. E. Business Continuity Plan and Cybersecurity Policy

Aristotle Capital, recognizing its operational dependency on computer systems, Local Area Network ("LAN"), internet, and email, has authorized the preparation, implementation and maintenance of a comprehensive Business Continuity Plan. The intent of a Business Continuity Plan is to provide a written and tested plan directing the recovery process in the event of an interruption in continuous service resulting from an unplanned and unexpected disaster. The Chief Risk Officer and Chief Compliance Officer or their designees are responsible for the testing of the Business Continuity Plan not less than once every year to

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ensure the viability of the Plan and the recovery of computing capabilities within the critical time frame established by the business impact analysis.

Aristotle Capital has also adopted Cybersecurity Policies & Procedures to outline the policies and procedures governing technology use by the firm, individual users and vendors as well as physical security access policies. These policies and procedures are designed to protect confidential information entrusted to Aristotle Capital as we as protect Aristotle Capital's property. The intent of the Cybersecurity Policies & Procedures is to maintain systems and firm-wide awareness, to identify potential threats and prevent a cybersecurity attack. The policies provide a written framework for a balanced approach to managing security risks while allowing users to be productive and efficient.

Item 11 – Code of Ethics

11. A. Code of Ethics Document

Aristotle Capital has adopted a Code of Ethics pursuant to SEC rule 204A-1 of the Investment Advisers Act of 1940, as amended and pursuant to Rule 17j-1 of the Investment Company Act of 1940, as amended. A basic tenet of Aristotle Capital's Code of Ethics is that the interests of clients are always placed first. In addition, Aristotle Capital has identified five major responsibilities that demonstrate its commitment as a trusted fiduciary. They are (1) to put the client's interest first, (2) to act with utmost good faith, (3) to provide full and fair disclosure, (4) to not mislead clients, and (5) to expose all conflicts of interest to clients. The Code of Ethics includes standards of business conduct requiring covered persons to comply with the federal securities laws and the fiduciary duties an investment adviser owes to its clients. Aristotle Capital will provide a copy of its Code of Ethics to any client or prospective client upon request.

11. B. Recommendations of Securities and Material Financial Interests

As a matter of policy, Aristotle Capital does not engage in principal transactions, cross trading or agency cross transactions. Any exceptions to this policy must be approved in advance by the Chief Compliance Officer or her designee.

An affiliate of Aristotle Capital, Saul Fund GP, LLC, serves as general partner to the Saul Fund, L.P. Since an affiliate to the adviser is general partner to the private fund, there could be a conflict of interest since interests in the private fund may be recommended to qualified clients or prospects. As noted in Item 6, the Saul Fund, L.P. does not charge a performance- based fee. Aristotle Capital attempts to mitigate potential conflict by aggregating trades and allocating at the average among client accounts. The Saul Fund L.P. is closed to new investors.

11. C. Personal Trading

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Aristotle Capital has adopted a Code of Ethics intended, among other things, to ensure that personal investing activities by Aristotle Capital's employees are consistent with Aristotle Capital's fiduciary duty to its clients. The Code of Ethics includes standards of business conduct requiring covered persons to comply with the federal securities laws and the fiduciary duties an investment adviser owes to its clients. For purposes of its Code of Ethics, Aristotle Capital has determined that all employees are access person.

All access person are required to notify Aristotle Capital's Chief Compliance Officer or her designee in order to pre-clear personal securities transactions in reportable securities and reportable funds (as defined on Aristotle Capital's Code of Ethics), IPOs and Limited Offerings.

In order to avoid potential conflicts of interests that could be created by personal trading among Aristotle Capital access persons, each access person must provide quarterly reports of their personal transactions within 30 days of the end of each calendar quarter, which may consist of monthly brokerage statements for all accounts in which they have a beneficial interest, to the CCO. Alternately, each access person may direct their brokers to send copies of all brokerage confirmations relating to all personal securities transactions in which they have a beneficial ownership interest. Each access person must also submit to Aristotle Capital's CCO statements of their personal holdings in reportable securities as well as information about any brokerage accounts in which securities may be held within 10 days after becoming subject to the Code of Ethics and on an annual basis thereafter.

The Code of Ethics also requires that all access persons comply with ethical restraints relating to clients and their accounts, including restrictions on gifts and provisions intended to prevent violations of laws prohibiting insider trading. Aristotle Capital and its respective officers and employees may act and continue to act as investment advisers and managers for others, and may choose to act as investors on their own behalf.

Aristotle Capital is required to treat its clients fairly in relation to such conflicts of interest or material interests. Aristotle Capital has adequate policies and procedures to protect its clients' interests and disclosing to clients the possibility of such conflicts. Such policies and procedures include, but are not limited to, Aristotle Capital's Code of Ethics, personal trading policies, trade aggregation and allocation policies, policies governing outside business activities and gifts and entertainment.

11. D. Timing of Personal Trading

Since Aristotle Capital access persons may invest in the same securities (or related securities, e.g., warrants, options or futures) that Aristotle Capital or a related person recommends to clients, no access person shall buy or sell a reportable security on the same day any trades in the security are made for client accounts without pre-clearance authorization from the Chief Compliance Officer or designee. The price paid or received by a client account for any

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security should not be affected by a buying or selling interest on the part of an access person, or otherwise result in an inappropriate advantage to the access person.

11. E. Political Contributions and Pay-to-Play

Aristotle Capital has adopted a political contribution policy which allows access persons to pursue legitimate political activities and to make political contributions to the extent permitted under U.S. law. However, access persons are prohibited from making contributions to U.S. state or local officials or candidates for state or local office if those contributions are intended to influence the award or retention of municipal finance business or any other business, referred to as "Pay-to-Play" activities.

Item 12 – Brokerage Practices

12. A. Selection of Broker/Dealers

Aristotle Capital's objective in selecting broker-dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its accounts' portfolio transactions. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in the decision making process, but a number of other factors are also considered as they are deemed relevant. In applying these factors, Aristotle Capital recognizes that different broker-dealers may have different execution capabilities with respect to different types of securities. The factors include, but are not limited to:

•Aristotle Capital's knowledge of negotiated commission rates and spreads currently available;

•the nature of the security being traded;

•the size and type of the transaction;

•the nature and character of the markets for the security to be purchased or sold;

•the desired timing of the trade and speed of execution;

•the activity existing and expected in the market for the particular security;

•the broker-dealer's access to primary markets and quotation sources;

•the ability of the broker-dealer to effect transactions when a large block of securities is involved or where liquidity is limited;

•confidentiality;

•the execution, clearance and settlement capabilities and history as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered;

•Aristotle Capital's knowledge of actual or apparent operational problems of any broker-dealer;

•the broker-dealer's execution services rendered on a continuing basis and in other transactions;

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•the broker-dealer's access to underwriting offerings and secondary markets;

•the broker-dealer's reliability in executing trades, keeping records and accounting for and correcting trade errors;

•the broker-dealer's ability to accommodate Aristotle Capital's needs with respect to one or more trades including willingness and ability to maintain quality execution in unusual or volatile market conditions and to commit capital by taking positions in order to complete trades;

•the quality of communication links between Aristotle Capital and the broker-dealer; and

•the reasonableness of spreads or commissions.

Research and Other Soft Dollar Benefits

Aristotle Capital may pay more than the lowest commission rate available to brokers whose proprietary research, services, execution abilities, or other legitimate and appropriate services are particularly helpful in Aristotle Capital's investment decision making process. As part of this determination, Aristotle Capital recognizes some brokerage firms are better at executing some types of orders than others. Thus, it may be in the best interest of the clients to utilize a broker whose commission rates are not the lowest, but whose executions result in lower overall transaction costs. The overriding consideration in selecting brokers for executing portfolio orders is the maximization of client returns through a combination of controlling transaction and securities costs and seeking the most effective uses of brokers' research and execution capabilities.

Brokerage for Client Referrals

Aristotle Capital does not maintain any referral arrangement with broker-dealers.

Directed Brokerage

While Aristotle Capital generally selects broker-dealers for separately managed client accounts, Aristotle Capital may accept in limited instances, direction from a client as to which broker-dealer is to be used for trades placed in that specific client account. If the client directs the use of a particular broker-dealer, Aristotle Capital asks that the client also specify in writing (i) general types of securities for which a designated firm should be used and (ii) whether the designated firm should be used for all transactions, even though Aristotle Capital might be able to obtain a more favorable net price and execution from another broker-dealer in particular transactions. Clients who, in whole or in part, direct Aristotle Capital to use a particular broker-dealer to execute transactions for their accounts should be aware that, in so doing, they may adversely affect Aristotle Capital's ability to, among other things, obtain volume discounts on blocked orders or to obtain best price and execution by, for example, executing over-the-counter stock transactions with the market makers for such securities.

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Additionally, as noted above, transactions for a client that directs brokerage are generally unable to be combined or 'blocked' for execution purposes with orders for the same securities for other accounts managed by Aristotle Capital. Accordingly, directed transactions may be subject to price movements, particularly in volatile markets, that may result in the client receiving a price that is less favorable than the price obtained for the blocked order. Under these circumstances, the direction by a client of a particular broker- dealer to execute transactions may result in higher commissions, greater spreads, or less favorable net prices than might be the case if Aristotle Capital could negotiate commission rates or spreads freely, or select broker-dealers based on best execution. Consequently, best price and execution may not be achieved.

12. B. Aggregation of Orders

In making investment decisions for the accounts, securities considered for investment by one account may also be appropriate for another account managed by Aristotle Capital. On occasions when the purchase or sale of a security is deemed to be in the best interest of more than one account, Aristotle Capital may, but is not required to, aggregate or block orders for the purchase or sale of securities for all such accounts to the extent consistent with best execution and the terms of the relevant investment advisory agreements. Such combined or blocked trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges.

Aggregation of transactions will occur only when Aristotle Capital believes that such aggregation is consistent with Aristotle Capital's duty to seek best execution and best price for clients and is consistent with Aristotle Capital's investment advisory agreement with each client for which trades are being aggregated. Client accounts with certain restrictions and directed brokerage clients may be unable to participate in blocked transactions.

Aristotle Capital generally will not aggregate trades for clients that may have limited Aristotle Capital's brokerage discretion or other client accounts that it manages to the extent that those clients have directed their trading to the particular broker-dealer. Orders for such clients will generally be aggregated only with similar clients and allocated in the same manner as described above. The same manual process described above will be implemented for these accounts if random allocation would result in a partial fill for the last account selected. This may be the case for wrap program accounts, where Aristotle Capital may effect transactions through other broker-dealers, but it is expected that most of the transactions in wrap accounts will be executed through the Manager because part of the Manager's negotiated fee with the client includes brokerage commissions and trading costs.

Generally speaking, UMA programs managed by Aristotle Capital are notified of any model changes after all other non-program client accounts are traded and there is a rotation

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followed among the UMA programs. UMA programs meeting certain trading criteria and communication requirements may be included in the rotation with all other non-program clients.

Aristotle Capital may include proprietary accounts (including the private fund in which Aristotle Capital or its affiliates may have significant ownership interests, if any) in such aggregate trades subject to its duty of seeking best execution and to its Code of Ethics.

Item 13 – Review of Accounts

13. A. Frequency and Nature of Review

The Portfolio Manager(s) for a particular strategy is responsible and has ultimate authority for all trading and investment decisions made on behalf of client accounts. The Portfolio Manager(s) and/or compliance officer reviews client accounts at least quarterly with the objective of ensuring that client portfolios are constructed according to client objectives and restrictions.

13. B. Factors That May Trigger an Account Review Outside of Regular Review

Generally, client accounts are reviewed as needed depending on factors such as cash flows in or out of the account, changes in client objectives or restrictions, and changing market conditions.

13. C. Content and Frequency of Reports

At least quarterly, Aristotle Capital produces account statements, which show account value, positions and performance, which are furnished to each separate account client. Other written reports may include client letters which discuss Aristotle Capital's strategies and market commentary. The manager will meet with clients when requested or at such other times as may be mutually agreed to by Aristotle Capital and the client. Such meetings may be conducted in person or via teleconference.

Aristotle Capital generally will furnish each private fund investor with quarterly or annual letters that may include the unaudited net asset value or capital account balance of the investor's interest in the fund and performance, as applicable. Aristotle Capital may provide additional reports to certain investors upon request.

Item 14 – Client Referrals and Other Compensation

Aristotle Capital may pay referral fees to independent persons or firms ("solicitors") for introducing clients to us. Whenever we pay a referral fee, we require the Solicitor to provide

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the prospective client with a copy of this document (our "firm brochure") and a separate disclosure statement that includes the following information:

•the solicitor's name and relationship with our firm;

•the fact that the solicitor is being paid a referral fee;

•the amount of the fee; and

•whether the fee paid to us by the client will be increased above our normal fees in order to compensate the solicitor:

•the client must acknowledge in writing this arrangement.

It is Aristotle Capital's policy not to accept or allow our related persons to accept any form of compensation, including cash, sales awards or other prizes, from a non-client in conjunction with the advisory services we provide to our clients.

Item 15 – Custody

Account Statements

Clients should receive at least quarterly statements from the broker-dealer, bank or other qualified custodian that holds and maintains client's investment assets. Aristotle Capital takes steps to ensure that the client's qualified custodian sends periodic account statements to the client, no less frequently than quarterly, showing all transactions in the account, including fees paid to Aristotle Capital.

Aristotle Capital urges clients to carefully review and compare official custodial records to the account statements that Aristotle Capital provides. Aristotle Capital statements may vary slightly from custodial statements based on accounting procedures, reporting dates, and/or valuation methodologies of certain securities.

Item 16 – Investment Discretion

Generally, Aristotle Capital is retained with respect to its individual accounts, as well as its private fund clients, on a discretionary basis and is authorized to make the following determinations in accordance with the client's specified investment objectives without client consultation or consent before a transaction is effected:

•Which securities to buy or sell

•The total amount of securities to buy or sell

•The broker-dealer through whom securities are bought or sold

•The commission rates at which securities transactions for client accounts are affected

•The prices at which securities are to be bought or sold, which may include dealer spreads or mark-ups and transaction costs

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Investments for separately managed client accounts are managed in accordance with each client's stated investment objectives, strategies, restrictions, and guidelines.

Investments for the private fund are managed in accordance with the private fund's investment objective, strategies, and restrictions and are not tailored to the individualized needs of any particular investor in the fund (each an "investor"). Therefore, investors should consider whether the fund meets their investment objectives and risk tolerance prior to investing. Information about the private fund can be found in its governing documents, which will be available to current and prospective Investors only through Aristotle Capital or another authorized party. The Saul Fund L.P. is closed to new investors.

Aristotle Capital assumes discretion over the account upon execution of the advisory agreement with the client and upon notification from custodian that account is ready to trade.

Item 17 – Voting Client Securities

Aristotle Capital's policy is to vote proxies on behalf of client accounts (i.e. institutional and advisory separate account clients, the private fund, mutual funds and CITs). Aristotle Capital has adopted Proxy Voting Policies and Procedures. Where Aristotle Capital has proxy voting authority for securities of its advisory clients, Aristotle Capital will vote such securities for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Aristotle Capital in good faith, subject to any restrictions or directions from the client. Aristotle Capital will not have the ability to accept direction from clients on a particular solicitation.

Aristotle Capital has written proxy voting policies and procedures ("proxy procedures") as required by Rule 206(4)-6 under the Advisers Act. Such voting responsibilities are exercised in accordance with the general antifraud provisions of the Advisers Act, as well as with Aristotle Capital's fiduciary duties under federal and state law to act in the best interests of its clients.

Aristotle Capital has contracted with Institutional Shareholder Services ("ISS") and will use their proxy platform for proxy administration. Aristotle Capital will direct each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote case-by-case proxy or that memorializes the basis for that decision.

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Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, senior management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle Capital may choose one of several options including: (1) "echo" or "mirror" voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

Clients may choose to vote their own proxies for securities held in their account or designate a third party to vote proxies. If this is the case, the Client must notify Aristotle Capital and proxy solicitations will be sent directly to clients or the third party designee who will then assume responsibility for voting them. If Aristotle Capital does not have the authority to vote proxies on behalf of the client, the client may contact Aristotle Capital with questions about a particular solicitation.

Clients may obtain information from Aristotle Capital about how their securities were voted and obtain a copy of Aristotle Capital's proxy voting policies and procedures upon request by contacting us at compliance@aristotlecap.com or calling (310) 478-4005.

Generally, Aristotle Capital will neither advise nor act on behalf of the client in legal proceedings involving companies whose securities are held in the client's account(s), including, but not limited to, the filing of "Proofs of Claim" in class action settlements. These requests must be made in writing and with sufficient advance notice prior to the filing deadline.

Item 18 – Financial Information

18. A. Advance Payment of Fees

Aristotle Capital does not require or solicit prepayment of fees from clients four months or more in advance.

18. B. Financial Condition

Registered investment advisers are required in this Item to provide you with certain financial information or disclosures about their financial condition. Aristotle Capital has no

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financial commitments that impair its ability to meet contractual commitments and fiduciary commitments to clients.

18. C. No Bankruptcy Proceedings

Aristotle Capital has not been the subject of a bankruptcy proceeding.

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APPENDIX C ADVISORY CONTRACT

ARISTOTLE CAPITAL MANAGEMENT, LLC

INVESTMENT MANAGEMENT AGREEMENT

THIS	AGREEMENT	("Agreement")	is	made	by	and	between
("Client") and Aristotle Capital Management, LLC, a
Delaware Limited Liability Company ("Advisor" or				"Aristotle"), for the investment style

selected on Exhibit A attached, whose principal office is located in the state of California.

Client has entered in to a Custodial Services Agreement with ("Custodian/Broker") to act as a custodian of Client's assets.

In consideration of the premises contained herein, Client and Advisor hereby agree as follows:

1.Retention as Manager.

Client hereby appoints and retains Advisor to act as investment manager with respect to the assets placed under management of the Advisor from time to time (individually and collectively, the "Account") and Advisor hereby accepts such appointment.

2.Management of Assets. Advisor shall have sole discretionary authority to invest and reinvest the securities, property, cash and other investments in the Account at such time and in such manner as Advisor deems advisable in accordance with Advisor's Investment Strategy set forth in Exhibit A, as it may be amended in writing from time to time, and Client's Investment Policy Statement, if any, set forth in Exhibit C, as it may be amended in writing from time to time, and shall have discretion to:

(a)purchase, sell, redeem, invest, reinvest or otherwise trade any security (excluding any security in which Advisor or an affiliate has an interest and excluding derivative products unless so indicated below) or other permitted investment for the Account at the risk, in the name and on behalf of the Client.

(b)exercise any conversion and/or subscription rights available in connection with any securities or other investments held in the Account.

(c)maintain all or part of the assets in the Account invested in short-term income- producing instruments for such periods of time as shall be deemed reasonable and prudent by Advisor.

(d)instruct the Custodian/Broker to deliver, for cash received, securities sold, exchanged, redeemed or otherwise disposed of from the Account, and to pay cash for securities delivered to the Custodian/Broker and/or credited to the Account upon their acquisition for the Account; and

(e)generally perform any other act necessary to enable Advisor to carry out its obligations under this Agreement.

If this Agreement is entered into by a trustee or other fiduciary, including but not limited to someone meeting the definition of "fiduciary" under the Employee Retirement Income Security Act of 1974 ("ERISA") of an employee benefit plan subject to ERISA, such trustee or other fiduciary represents and warrants that Client's participation in the Program is permitted by the relevant governing instrument of such plan, and that Client is duly authorized to enter into this Agreement. Client agrees to furnish Advisor with such documents as Advisor shall reasonably request with the respect to the foregoing. Client further agrees to advise Advisor of any event which might affect this authority or the validity of this Agreement. Client additionally represents and warrants (i) that its governing instruments provide that an "investment manager" as defined in ERISA may be appointed, and (ii) that the person executing and delivering this Agreement on behalf of Client is a "named fiduciary" (as defined in ERISA) who has the power under the plan to appoint an investment manager.

Advisor confirms that it is a fiduciary with respect to assets in the Account and its investment advisory capacity hereunder, confirms that it is registered as an Investment Adviser under the Investment Advisers Act of 1940 ("Adviser's Act") and agrees to continue to be registered as an Investment Adviser and remain in compliance with the Advisers Act during the life of the Account.

In providing all services hereunder, Advisor is entitled to rely on the financial and other information provided by Client, including Exhibit C (if applicable), without any duty or obligation to investigate the accuracy or completeness of the information. Advisor does not guarantee the investment performance of any of the investments of the Account.

If Client is unable to delegate to Advisor full discretionary authority to manage the Account pursuant to applicable law or otherwise and the Account is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Advisor shall nevertheless have full authority to invest and reinvest the assets of the Account as set forth in this Section 2, provided that Client shall have the right at any time, and from time to time, to instruct Advisor to sell securities comprising assets of the Account. If Client shall so instruct Advisor to sell any securities comprising assets of the Account, such securities were originally permitted to be purchased for the Account by Advisor in accordance with Exhibits A and C hereto, and such investments and their retention complied with Advisor's obligations hereunder, any gain or loss resulting from such disposition shall be borne by the Account and shall not subject Advisor to any liability to Client.

Please initial by the [X] if appropriate:

[ X ] Advisor shall have sole discretionary authority to invest and reinvest in derivative products, including, without limitation, options, financial futures contracts, forwards, swaps and similar instruments.

3.Mutual Funds. If Advisor invests any portion of the Account in mutual funds for which Advisor, or any of its affiliates, acts as investment advisor, the Account assets upon which Advisor's fee shall be based shall exclude any Account assets which are invested in such mutual funds, and if the Account is subject to the prohibited transaction rules of Section 4975 of the Internal Revenue Code of 1986, as amended, or ERISA, as amended, the Advisor shall take all steps necessary to comply with Prohibited Transaction Class Exemption 77-4 of the U.S. Department of Labor.

4.Additions and Withdrawals. Client may make additions to, or cause withdrawals to be made from, the Account.

5.Execution Services. Advisor shall place all orders for the purchase and/or sale of assets for the Account with broker-dealers subject to Advisor's duty to seek best execution. All transaction costs shall be borne by the Account. Advisor shall not be liable to Client for any act, conduct or omission of any broker unless Advisor's selection of the broker was a breach of Advisor's duty to Client under applicable law. When Advisor determines that the purchase or sale of a security or other investment is in the best interest of the Account, as well as Advisor's other clients, Advisor, to the extent permitted by law, may aggregate the securities or investments to be purchased or sold for the Account with those of its other clients in order to obtain a favorable execution and favorable brokerage commissions. In such event, allocation of the securities or investments to be purchased or sold, as well as the expenses incurred in the transactions, will be made by Advisor in a manner Advisor considers equitable and consistent with its obligations to Client and to its other clients.

Unless directed by the Client to the contrary (using Exhibit D Attached), when Advisor initiates an investment transaction for the Account, Advisor has sole discretion to select the brokers, dealers, counterparties and futures commission merchants to execute such transactions.

6.Custodial Services. The assets of the Account shall be held for safekeeping with Custodian/Broker. Advisor shall not act as custodian for the assets of the Account and shall not be liable to Client for any act, conduct or omission of Custodian/Broker. Advisor is hereby authorized and empowered to issue instructions consistent with its powers hereunder to Custodian/Broker.

7.Confidential Relationship. All information and advice furnished by either party to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law. Notwithstanding the foregoing, Client acknowledges and agrees that Advisor may provide the same or similar investment advice to other clients and use the performance results obtained by it in connection with the investment of the Account (either alone or in a composite) in marketing materials distributed to clients or potential clients. Client acknowledges and agrees that Advisor may use the name of the Client in a representative client list unless the Client notifies the Advisor in writing not to do so.

8.Proxies. Advisor is hereby appointed Client's agent and attorney-in-fact to vote or to direct the voting of proxies in connection with the assets of the Account. Advisor shall maintain written records of its directions in respect of proxy voting. Advisor shall not incur any liability to Client by reason of any action, or failure to act, with respect to the foregoing, except as otherwise provided by applicable law.

9.Fees. Client hereby authorizes that Advisor's fees be paid as set forth in Exhibit B. Such fees shall be paid quarterly in advance, and shall be prorated for periods of less than three months. Client represents that the Agreement with Custodian/Broker provides that Custodian/Broker will send to Client, at least quarterly, a statement showing all amounts disbursed from the Account, including Advisor's fees.

10.Standard of Care. It is agreed that Advisor shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Advisor shall also diversify the investments of the Account, consistent with Advisor's investment strategy as stated in Exhibit A and Client's Investment Policy, if any, as stated in Exhibit C, unless it is clearly prudent not to do so. Client recognizes that the opinions, recommendations, and actions of Advisor will be based on advice and information deemed to be reliable, but not guaranteed by or to Advisor. The federal securities laws impose liability under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws which cannot be modified in advance by contract.

11.Services to Other Clients. Client acknowledges that Advisor (and its affiliates) provide(s) investment management and other advisory services to various other clients. Client acknowledges and agrees that Advisor (and its affiliates) may hold or deal in securities, property or other assets which may be the same or different from the securities, property or other assets recommended for sale, purchase or retention in the Account, and that Advisor (and its affiliates) may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the time or nature of action taken, with respect to the Account, so long as it is Advisor's policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients. Advisor shall have no obligation to recommend for purchase or sale by the Account, or to order transactions for the Account with respect to, any security, property or other asset recommended, purchased or sold for Advisor, its officers, directors or employees, its affiliates or for clients of Advisor or its affiliates.

12.Termination of Agreement. This Agreement shall continue in effect until terminated by either party. This Agreement may be terminated upon at least thirty (30) days' written notice from Client upon receipt of written notice from Client to Advisor, and this Agreement may be terminated at any time by Advisor upon at least thirty (30) days' written notice from Advisor to Client. Such termination will not affect the liabilities or the obligations of the parties under this Agreement arising from transactions initiated prior to such termination. In the event of termination of this Agreement, Advisor shall have no obligation whatsoever to recommend any action with respect to, or to liquidate, the securities, property or other assets in the Account. If Client is a natural person, the authority of Advisor under this Agreement shall continue until receipt of written notice of the death or incapacity of Client, and any action taken by Advisor prior to receipt of written notice of such event in reliance upon this Agreement shall be binding upon Client and Client's legal representatives, heirs and assigns.

13.Representations. Advisor represents that it is (1) registered as an investment advisor under the Investment Advisers Act of 1940 ("Advisers Act") and that such registration is currently effective. Advisor represents that it will render individualized investment advice with respect to the account.

Client represents that no one except Client has any interest, directly or indirectly (except for the beneficial interest of the participants in a qualified plan or trust) in the assets of the Account.

The undersigned, on behalf of Client, represents that the execution of this Agreement by Client has been duly authorized by all appropriate action and represents a valid and binding obligation of Client, enforceable in accordance with its terms, and does not violate any regulations, agreements or instruments by which the Account is bound.

14.Assignability. Client may not assign this Agreement without the consent of Advisor. No assignment, as that term is defined in the Investment Advisers Act of 1940, of this Agreement shall be made by Advisor without the consent of Client.

15.Governing Law; Successors and Assigns. To the extent not superseded by ERISA or the Investment Advisers Act of 1940, this Agreement shall be governed by and construed under the laws of the state in which the principal office of Advisor is located, without giving effect to its principles of conflicts of law. This Agreement shall be binding upon the successors and assigns of the parties.

16.Severability. If any provision of this Agreement shall be held invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected, and, to such extent, the provisions of this Agreement shall be severable.

17.Communications. Instructions with respect to securities transactions may be given orally and shall be confirmed in writing as soon as practicable.

Any written notice required by or pertaining to the Agreement shall be delivered by U.S. mail or facsimile transmission. Any written notice to Client required by or pertaining to the Agreement shall be delivered to Client, and if so designated below to Client's Consultant, at the address(es) stated below.

If to Client:	Name:
Address:

Attention of:
Fax:
If to Advisor:	Aristotle Capital Management, LLC
11100 Santa Monica Blvd., Suite 1700
Los Angeles, CA 90025
Attention: Richard Schweitzer
If to Consultant or:	Name:
Client Representative:	Address:

Attention:
Fax:

18.Appraisal Reports. Custodian/Broker will prepare and deliver to Client a monthly appraisal report containing information on Client's holdings and transactions.

19.Acknowledgement of Receipt of Documents. Client acknowledges receipt from Advisor of (1) Part 2 of Advisor's Form ADV brochure at time of entering into this Agreement and, (2) Advisor's privacy notice.

20.Arbitration. Unless unenforceable due to federal or state law, any controversy or claim, including, but not limited to, errors and omissions arising out of or relating to this Agreement or the breach thereof, shall be settled by arbitration in accordance with the rules, then in effect, of the American Arbitration Association ("AAA") or, if AAA shall refuse to arbitrate any such controversy, by such arbitrators as the parties shall mutually agree upon. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any arbitration shall be held in the state and county in which the principal office of Advisor is located. Nothing in this Agreement shall constitute a waiver or limitation of any right that Client or Advisor may have under any provision of the federal securities laws, including the right to choose the forum, whether arbitration or adjudication, in which to seek disputeresolution.

21.Entire Agreement. This Agreement constitutes the entire agreement between the parties and can be amended only by a written document signed by both parties.

22.Amendment of Agreement. This Agreement may only be amended by a written instrument executed by Client and Advisor.

By Client:
Agreed to be effective as of	day of	,		by:
	(Month)		(Year)

Signature	Type Name and Title of Signatory

Signature	Type Name and Title of Signatory

Name of Client Account

Client's Address
By Advisor:
Agreed to be effective as of	day of	,	by:
	(Month)		(Year)

Signature	Type Name and Title of Signatory

On Behalf of: Aristotle Capital Management, LLC 11100 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025

EXHIBIT A
ADVISOR'S INVESTMENT STRATEGIES
Client's Account will be invested in the following Strategy:
Equity Strategies:	Blended Strategies:
Value Equity	Global Opportunities
Global Equity

International Equity

Value Equity Strategy:

The objective of the Value Equity strategy is to optimize long"term returns versus the Russell 1000 Value Index and the S&P 500 Index with a focus on mitigating market risk. This strategy focuses on what we consider to be high quality U.S. businesses and ADRs which appear to be trading at a discount to fair value and have a minimum market capitalization of around $2 billion.

Global Equity Strategy:

The objective of the Global Equity strategy is to optimize long"term returns versus the MSCI World Index (Net) with a focus on mitigating market risk. This strategy focuses on what we consider to be high quality international and U.S. businesses which appear to be trading at a discount to fair value and have a minimum market capitalization of around $2 billion.

International Equity Strategy:

The objective of the International Equity strategy is to optimize long"term returns versus the MSCI EAFE Index (Net) with a focus on mitigating market risk. This strategy focuses on what we consider to be high quality international businesses which appear to be trading at a discount to fair value and have a minimum market capitalization of around $2 billion.

Global Opportunities Strategy:

The objective of the Global Opportunity strategy is to maximize long-term capital appreciation and income versus the MSCI ACWI Index (Net) using a diversified portfolio of assets. The strategy may employ a wide variety of securities such as U.S. and foreign equity and fixed income securities and related investments, such as futures, options and convertible securities, based on Aristotle's assessment of their fair value.

EXHIBIT B

FEE SCHEDULE

Advisor's annual fee schedule for separate account clients is as follows:

Value Equity	International Equity
0.70% on the first $25 million	0.70% on the first $25 million
0.50% on the next $75 million	0.60% on the next $75 million
0.45% on the next $200 million	0.50% on the next $200 million
0.40% on amounts over $300 million	0.40% on amounts over $300 million
Global Equity	Global Opportunities
0.70% on the first $25 million	0.90% on assets under management
0.60% on the next $75 million
0.50% on the next $200 million
0.40% on amounts over $300 million

The fee will be charged quarterly in advance based on the total market value of the Account at the beginning of the quarter. For purposes of calculating the fee for the first quarter this Agreement is in effect, the market value of the assets and pro-rated fee will be determined as of the inception date of the Account.

FEE PAYMENT AUTHORIZATION

Please initial selection below:

Client authorizes custodian or brokerage firm to debit managed Account upon receipt of bill from Advisor. Bill is to be calculated as outlined above. Client also understands a duplicate copy of bill will be mailed to Client for their files.

Client does not authorize custodian or brokerage firm to debit managed Account. Client will pay Advisor directly as billed.

Client will receive and approve the bill from Advisor. Client will forward the approved invoice to the custodian to debit managed Account.

Client Signature	Type Name and Title of Signatory	Date

Client Signature	Type Name and Title of Signatory	Date

EXHIBIT C

INVESTMENT POLICY STATEMENT

_

_

EXHIBIT D

Unless instructed otherwise, Advisor will select brokers to execute trades in the Account. Only complete the authorization below if Client will be designating a broker to execute trades for the Account.

CLIENT DIRECTED BROKERAGE

Client authorizes Advisor to execute transactions for the Account through the following brokerage firm ("Directed Firm"):

Brokerage Firm Name

By checking the box above, Client authorizes Advisor to execute transactions for the Account through Directed Firm, so that 100 % of the total brokerage transactions for the Account are executed by Directed Firm. Client acknowledges and agrees that by directing Advisor to use Directed Firm, Client is limiting Advisor's discretionary authority to select a broker based on best execution.

Advisor does not assume responsibility for Client's selection of Directed Firm to execute securities transactions for the Account, under the conditions noted above. Client further represents to Advisor that the assets in the Account are not "plan assets" for purposes of the Employee Retirement Income Security Act of 1974 ("ERISA").

Client understands and acknowledges that Advisor's acceptance of this direction means that Advisor will not be in a position to freely negotiate commission rates, or to select brokers/dealers on the basis of best price and execution. Client understands that the use of a broker designated by Client for Account transactions may result in higher commissions and/or less favorable net prices for certain securities purchased or sold for Client Account than if Advisor were authorized to choose the brokers or dealers through which to execute such transactions, especially in cases where directed brokerage transactions are not batched for execution with transactions in the same securities for other similarly situated clients. Moreover, Client understands that Client may not receive the benefit of reduced commissions or more favorable prices available in transactions bunched with other Advisor clients.

Advisor will make a good faith effort to aggregate Account transactions with transactions for other Advisor clients using the same Directed Firm.

CLIENT INITIAL HERE:	Client acknowledges	and agrees to the conditions of Client

Directed Brokerage stated above.	Client understands that the	decision to direct Advisor to use the

services of a particular broker or dealer may result in less favorable trade execution than might be the case if Advisor were empowered to select brokers or dealers.

APPENDIX D VALUATION POLICIES AND PROCEDURES

2015-1-CM-ACM-06-30-2015 FINAL W APPENDIX

ARISTOTLE CAPITAL MANAGEMENT, LLC

PORTFOLIO VALUATION POLICIES AND FAIR VALUATION PROCEDURES

Updated July 31,2018

Portfolio Valuation:

Aristotle Capital Management, LLC ("Aristotle Capital") will use information provided by the client's custodian and/or independent pricing services as Aristotle Capital's pricing sources for purposes of valuing client portfolios, whether for fee billing or investment performance calculation purposes. Publicly-traded securities, municipal bonds and other fixed income securities in client portfolios will be valued using price of such securities as reported by the client's custodian or any independent pricing service.

Aristotle Capital generally values client portfolios quarterly. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at their last sale price or, if not available, at their last bid price as quoted by brokers or counterparties that make markets in the securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures.

Fair Valuation:

No single standard exists for determining fair value in good faith since fair value depends upon the circumstances of each individual case. As a general principle, the fair value of a portfolio security is the price that the security might reasonably expect to receive for the security upon its current sale. Thus, ascertaining fair value requires a determination of the amount that an arm's-length buyer, under the circumstances, would currently pay for the security.

Aristotle Capital generally invests client accounts in publicly-traded, large cap equity securities. However, if there is asituation when security price doesnot appear to besupported by recent market activity or if reliable market quotations are not otherwise available for a security in a client's portfolio, fair valuation may be used. This canoccur:

(a)if a market quotation is not readily available for a security:

(i)illiquid stocks (Rule 144A Restricted Securities, repurchase agreements or timedeposits maturing in more than 7 days, or municipal lease securities);

(ii)the market or exchange for a security is closed on an ordinary trading day and no other market prices are available;

(iii)the security is so thinly traded that there have been no transactions in the stock over an extended period; or

(iv)Aristotle Capital believes the validity of a market quotation received is questionable.

(b)if emergency or unusual situations have occurred:

(i)when trading of a security on an exchange issuspended;

(ii)when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before Aristotle Capital is determining the security's price;or

(iii)custodian or other pricing source appear to be using stale pricing.

When determining a fair value for a security, Aristotle Capital will attempt to obtain a quote from at least one independent pricing source. Aristotle Capital will make a determination as to whether these quotes represent fair value. If Aristotle Capital is unable to obtain quotes or determines the quotes received do not represent fair value, Aristotle Capital will establish a fair valued price for the security based on Advisor's knowledge of the security and current market conditions, among any other considerations deemed appropriate. In these cases, Aristotle Capital will document the rationale and/or approach used to establish a fair value according to the three level hierarchy established in FAS 157.

Three Level Hierarchy

Aristotle Capital will consider inputs for measuring fair value according to the three levels below, using the highest level possible (e.g., Level 1) if such inputs are available, and if not, going to the next lower level. The three levels for measuring fair value are:

Level 1

oLevel 1 inputs are quoted prices (unadjusted) in active markets for identical assets orliabilities that Aristotle Capital has the ability to access at the measurement date.

Level 2

oLevel 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include:

a.Quoted prices for similar assets or liabilities in active markets;

b.Quoted prices for identical or similar assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers (for example, some brokered mawrkets), or in which little information is released publicly (for example, a principal-to principal market);

c.Inputs other than quoted prices that are observable for the asset or liability (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and defaultrates);

d.Inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroboratedinputs).

Level 3

oLevel 3 inputs are unobservable inputs for the asset or liability.

oUnobservable inputs shall be used to measure fair value to the extent that observable inputsare not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurementdate.

oHowever, the fair value measurement objective remains the same, that is, an exit price from the perspective of a market participant that holds the asset or owes the liability.

oTherefore, unobservable inputs shall reflect Aristotle Capital's own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

oUnobservable inputs shall be developed based on the best information available in the circumstances, which might include Aristotle Capital's own data.

oIn developing unobservable inputs, Aristotle Capital need not undertake all possible efforts to obtain information about market participant assumptions.

oHowever, Aristotle Capital shall not ignore information about market participant assumptions that is reasonably available without undue cost and effort. Therefore, Aristotle Capital's own data used to develop unobservable inputs shall be adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

If there are any valuation questions affecting any managed mutual fund, Aristotle Capital will contact the mutual fund Chief Compliance Officer. Each mutual fund trust has their own Valuation Policy adopted by their Board of Directors which must be adhered to. Aristotle Capital will work with the Valuation Committee of the Trust to resolve the matter.

APPENDIX E CODE OF ETHICS

CODE OF ETHICS

ARISTOTLE CAPITAL MANAGEMENT, LLC

July 12, 2019

This Code of Ethics ("Code") is adopted in compliance with the requirements of U.S. securities laws applicable to registered investment advisers and registered investment companies. Registered investment advisers are required by Rule 204A-1 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), to adopt a code of ethics which, among other things, sets forth the standards of business conduct required of their supervised persons and requires those supervised persons to comply with the Federal Securities Laws. Similarly, each registered investment company and its adviser and principal underwriter must adopt a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended ("Company Act"). In conformity with these rules, this Code is adopted by Aristotle Capital Management, LLC ("Aristotle Capital" or the "Adviser"), in its role as investment adviser to separately managed accounts, as a discretionary investment adviser to a private pooled investment vehicles ("Private Fund"), as a discretionary adviser or sub-adviser to registered investment companies ("Mutual Funds"), and as sub- adviser to Collective Investment Trusts (CITs).

1.Standards of Business Conduct

We seek to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by our clients, including individual accounts as well as the Private Fund and Mutual Funds (collectively, "Clients") and their investors, is something we value and endeavor to protect. To further that goal, we have adopted this Code and implemented policies and procedures to prevent fraudulent, deceptive and manipulative practices and to ensure compliance with the Federal Securities Laws and the fiduciary duties owed to our Clients.

We are fiduciaries to our Clients. As such, we have affirmative duties of care, honesty, loyalty and good faith to act in the best interests of our Clients. Our Clients' interests are paramount to and come before our personal interests. Our Access Persons and Supervised Persons, as those terms are defined in this Code, are also expected to behave as fiduciaries with respect to our Clients. This means that each must render disinterested advice, protect Client assets (including nonpublic information about a Client or a Client's account) and act always in the best interest of our Clients. We must also strive to identify and avoid conflicts of interest, however such conflicts may arise.

Access Persons and Supervised Persons of Aristotle Capital must not:

∙employ any device, scheme or artifice to defraud a Client;

∙make to a Client or any investor or prospective investor in any of the Mutual Funds or Private Fund managed by Aristotle Capital any untrue statement of a material fact or omit to state to a Client or any investor or prospective investor in any of the Mutual Funds or Private Fund managed by

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Aristotle Capital a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

∙engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Client or any investor or prospective investor in any of the Mutual Funds or Private Fund managed by Aristotle Capital;

∙engage in any manipulative practice with respect to a Client or any investor or prospective investor in any of the Mutual Funds or Private Fund managed by Aristotle Capital;

∙use their positions, or any investment opportunities presented by virtue of their positions, to personal advantage or to the detriment of a Client; or

∙conduct personal trading activities in contravention of this Code or applicable legal principles or in such a manner as may be inconsistent with the duties owed to Clients as a fiduciary.

To assure compliance with these restrictions and the Federal Securities Laws, as defined in this Code, we have adopted, and agreed to be governed by, the provisions of this Code in addition to the procedures contained in the applicable Compliance Manual and the CFA Institute Code of Ethics and Standards of Professional Conduct.1 However, Access Persons and Supervised Persons are expected to comply not merely with the "letter of the law", but with the spirit of the laws, this Code and applicable Compliance Manual.

Should you have any doubt as to whether this Code applies to you, you should contact the Chief Compliance Officer (CCO).

2.Definitions

As used in the Code, the following terms have the following meanings:

A.Access Persons include: (1) officers of the Adviser; (2) any Supervised Person of the Adviser who (a) has access to nonpublic information regarding any Client's purchase or sale of securities, or portfolio holdings of any Client; or (b) is involved in making securities recommendations to Clients or has access to such recommendations that are nonpublic; and (3) any other person who the CCO determines to be an Access Person. For purposes of this Code, Aristotle Capital has determined that all full-time employees are Access Persons. The firm's Access Person list is available upon request.

B.Automatic Investment Plan means any program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation, including, but not limited to, any dividend reinvestment plan (DRIP).

C.Beneficial Ownership generally means having a direct or indirect pecuniary interest in a security and is legally defined to be beneficial ownership as used in Rule 16a-1(a)(2) under Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). However, any transactions or holdings reports required by Section 4.C of this Code may

1 Applicable compliance manuals include, among others, the Adviser's policies and procedures adopted pursuant to Advisers Act Rule 206(4)-7. Access Persons and Supervised Persons are required to comply with relevant compliance procedures, whether or not listed.

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contain a statement that the report will not be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the security or securities to which the report relates.

D.Chief Compliance Officer or CCO means the Adviser's Chief Compliance Officer, as designated on Form ADV, Part 1, Schedule A, or the CCO's designee, as applicable.

E.Federal Securities Laws means: (1) the Securities Act of 1933, as amended ("Securities Act"); (2) the Exchange Act; (3) the Sarbanes-Oxley Act of 2002; (4) the Advisers Act; (5) title V of the Gramm-Leach-Bliley Act; (6) any rules adopted by the SEC under the foregoing statutes; (8) the Bank Secrecy Act, as it applies to investment advisers; and

(9) any rules adopted under relevant provisions of the Bank Secrecy Act by the SEC or the Department of the Treasury.

F.Initial Public Offering or IPO means an offering of securities registered under the Securities Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Exchange Act Sections 13 or 15(d).

G.Limited Offering means an offering that is exempt from registration under the Securities Act Sections 4(2) or 4(6) or pursuant to Securities Act Rules 504, 505 or 506. Limited Offerings of securities issued by Aristotle Capital or any Private Fund are included in the term Limited Offering.

H.Purchase or Sale of a Security includes, among other things, the writing of an option to purchase or sell a security.

I.Reportable Fund means: (1) any registered investment company advised or sub-advised by Aristotle Capital; or (2) any registered investment company whose investment adviser or principal underwriter controls, is controlled by or is under common control with any Aristotle Capital entity.

J.Reportable Security means any security as defined in Advisers Act Section 202(a)(18) and Company Act Section 2(a)(36) except (1) direct obligations of the Government of the United States; (2) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; (3) shares issued by money market funds; (4) shares issued by open-end funds; and (5) shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds. For purposes of this Code, the term Reportable Security, which provides a broader exemption than the term "Covered Security",2 is used for compliance with both Rule 204A-1 and Rule 17j-1, except as otherwise noted.

K.Security Held or to be Acquired means any Reportable Security which, within a (1) day,

(i) is or has been held by a Client, or (ii) is being or has been considered by a Client or the Adviser for purchase by a Client. This definition also includes any option to purchase or sell any security convertible into or exchangeable for a Reportable Security.

2Covered Security under Rule 17j-1 means any security as defined in Company Act Section 2(a)(36) except (1) direct obligations of the Government of the United States; (2) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and (3) shares issued by open-end registered investment companies.

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L.Supervised Person of the Adviser means any partner, officer, director, or employee of the Adviser; and any other person who provides investment advice on behalf of the Adviser and is subject to the supervision and control of the Adviser. Contractors and consultants may, in certain circumstances, be deemed to be Supervised Persons.

M.StarCompliance is the electronic system which receives and processes reportable personal transactions and certifications under this Code.

3.Compliance with Governing Laws, Regulations and Procedures

A.All Access Persons shall comply with all applicable federal and state laws and rules and regulations of any governmental agency or self-regulatory organization governing his or her activities.

B.Each Access Person, at the time of hire, will receive information on how to access the Code and the related procedures therein. Further, each Access Person must complete and submit a statement on an annual basis that he or she has reviewed the Code. Each Access Person shall have and maintain knowledge of and shall comply with the provisions of this Code and any procedures that are subsequently amended or adopted hereunder.

C.All Access Persons shall comply with all the laws and regulations concerning insider trading and with the Adviser's prohibition against insider trading as specified below under Substantive Restrictions.

D.All Access Persons shall comply with limitations on political activity as specified under the substantive restrictions below, and shall notify the CCO in advance of any intended political contributions.

E.Any Access Person having supervisory responsibility shall exercise reasonable supervision over other Access Persons subject to his or her control, with the purpose of preventing any violation by such persons of applicable statutes and regulations, or the provisions of this Code adopted hereunder.

F.Any Access Person encountering evidence that appears to be a violation of applicable statutes or regulations or provisions of this Code shall report such evidence to the CCO or such other person as appointed in procedures adopted hereunder. Any such action by the Access Person responsible for the reporting shall remain confidential, unless the Access Person waives confidentiality or federal or state law or authorities compel disclosure. The failure to report such evidence may result in disciplinary proceedings or further action as deemed appropriate by the Adviser.

4.Substantive Restrictions

A.Blackout Period. No Access Person shall buy or sell a Reportable Security on the same day as any trades in the Reportable Security are made for Client accounts unless the Client transaction is a result of:

∙bringing a new Client's account of Reportable Securities in line with the existing accounts in the strategy;

∙an immaterial cash flow in a Client's account; or

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∙an account liquidation related to an account termination request.

A relaxation of, or exemption from, these procedures may only be granted by the CCO after the personal trading request and authorization form has been reviewed. The price paid or received by a Client account for any Reportable Security should not be affected by a buying or selling interest on the part of an Access Person, or otherwise result in an inappropriate advantage to the Access Person.

B.IPO and Limited Offering Restrictions. Access Persons may not acquire any securities issued as part of an IPO or a Limited Offering, absent prior CCO approval using the form attached as Exhibit A. Any such approval will take into account, among other factors, whether the investment opportunity should be reserved for a Client and whether the opportunity is being offered to such person because of his or her position with Aristotle Capital. Once pre-approval has been granted, the pre-approved transaction must be executed within twenty-four hours. An Access Person who has been authorized to acquire such securities must disclose their interests if considering an investment in such securities for a Client. Any decision to acquire the issuer's securities on behalf of a Client shall be subject to review by Access Persons with no personal interest in the issuer.

C.Other Trading Restrictions. Access Persons may not: (1) hold more than 5% of the outstanding securities of a single company without the approval of the CCO; or (2) engage in frequent trading in securities (e.g., day trading).

D.Short Swing Profits. Access Persons may not profit from the purchase and sale or sale and purchase of a security within a 15 calendar day period, unless the transaction was authorized by the CCO.

E.Gift Policy. Access Persons must not give or accept gifts from any entity doing business with or on behalf of the Adviser, Private Fund or Mutual Funds. Gifts of an extraordinary or extravagant nature to an employee should be declined or returned in order not to compromise the reputation of the employee or the firm. Gifts of nominal value or those that are customary in the industry such as meals or entertainment may be appropriate but should first be approved by the CCO. Any form of a loan by an employee to a client or by a client to an employee is not allowed as a matter of firm policy and good business practice. A relaxation of, or exemption from, these procedures may only be granted by the CCO after the CCO has reviewed a completed gift reporting form. A sample form is found in

Exhibit H.

F.Political Contributions. All Access Persons must pre-clear all political contributions. Political contribution by Access Persons are subject to the following limits:

(1)If the candidate for office is not currently a state or local government official, contribution amounts are not restricted under the policy. The contribution must still be reported to Compliance.

(2)If the candidate for office is currently a state or local government official, contributions exceeding the following amounts must be pre-approved:

(a)$350 in an election in which an Access Person can vote for

(b)$150 in an election in which an Access Person cannot vote

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(3)Limits may be lower as required by state or local law. A registered representative of FINRA may also be subject to lower requirements. In such cases the lower requirement will apply.

(4)Exceptions to the above approval criteria may be granted only in limited circumstances at the discretion of the CCO after examination of the specific facts and circumstances.

(5)Using the firm's name or funds to support political candidates or issues, or elected or appointed government officials is prohibited.

(6)Please refer to the policies and procedures related to political contributions in the adviser's Compliance Manual. A Political Contribution Pre-clearance Request Form can be found in Exhibit G of this Code's Appendix.

G.Conflicts of Interest. Access Persons must provide disinterested advice and any relevant potential personal or business conflicts of interest must be disclosed to the CCO and, where appropriate, "Information Wall" procedures may be utilized to avoid potential conflicts of interest. Access Persons must avoid engaging in any activity which might reflect poorly upon themselves or Aristotle Capital or which would impair their ability to discharge their duties with respect to Aristotle Capital and Aristotle Capital's Clients.

H.Fair Treatment. Access Persons must avoid taking any action which would favor one Client or group of Clients over another in violation of our fiduciary duties and applicable law. Access Persons must comply with relevant provisions of our compliance manuals designed to detect, prevent or mitigate such conflicts.

I.Service as Outside Director, Trustee or Executor. Access Persons shall not serve on the boards of directors of publicly traded companies, or in any similar capacity, absent the prior approval of such service by the CCO following the receipt of a written request for such approval attached here as Exhibit I. In the event such a request is approved, information barrier procedures may be utilized to avoid potential conflicts of interest. Other than by virtue of their position with Aristotle Capital or with respect to a family member, no Access Person may serve as a trustee, executor or fiduciary. Similarly, Access Persons may not serve on a creditor's committee. In appropriate circumstances the CCO may grant exemptions from this provision.

J.Forfeitures. If there is a violation of paragraphs A, B, C or D above, the CCO may determine whether any profits should be forfeited and may be paid to one or more Clients for the benefit of the Client(s). The CCO will determine whether gifts accepted in violation of paragraph E need to be forfeited, if practicable, and/or dealt with in any manner determined appropriate and in the best interests of our Clients.

K.Reporting Violations. Any Access Person who believes that a violation of this Code has taken place must promptly report that violation to the CCO. To the extent that such reports are provided to a designee, the designee shall provide periodic updates to the CCO with respect to violations reported. Access Persons may make these reports anonymously and no adverse action shall be taken against any such person making such a report in good faith.

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L.Waivers. CCO may grant waivers of any substantive restriction in appropriate circumstances (e.g., personal hardship) and will maintain records necessary to justify such waivers.

M.Brokerage Accounts. Access Persons must disclose all brokerage accounts that he/she has direct or indirect beneficial ownership or discretionary authority to the CCO and instruct their brokers to provide timely duplicate account statements or electronic holdings and transaction data (through StarCompliance) to the CCO. Access Persons must submit holdings and transaction reports for Reportable Securities and Reportable Funds in which the access person has, or acquires, any direct or indirect beneficial ownership. An Access Person is presumed to be a beneficial owner of Reportable Securities and/or Reportable Funds that are held by his or her immediate family members sharing the access person's household.

A sample duplicate account statement and confirmations request letter is included as Exhibit D.

5.Pre-clearance and Reporting Procedures

A.Pre-clearance.

(1)Each Access Person shall obtain prior approval from the CCO in the form attached as Exhibit A (or through similar format, including without limitation through StarCompliance) for all personal securities transactions in Reportable Securities and Reportable Funds.

(2)Access Persons may not acquire any securities issued as part of an IPO or a Limited Offering, absent prior approval in the form attached as Exhibit A (or through similar format, including without limitation through StarCompliance) of the CCO.

B.Pre-clearance Exceptions. Pre-clearance requirements do not apply to:

(1)Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

(2)Purchases or sales of Reportable Securities which are not eligible for purchase or sale by any Client;

(3)Purchases or sales of open-end funds. Access Persons are reminded that "front- running" Client transactions or trading on the basis of material, nonpublic inside or confidential information violates not only this Code, but our insider trading policies and procedures as well as other securities laws and, if proven, can be punishable by fines and other penalties;3

(4)Purchases or sales which are non-volitional on the part of either the Access Person or the Client;

(5)Transactions in securities which are not Reportable Securities;

3Purchases or sales of ETFs are still subject to the Reporting Requirements set forth in Section 4.C., below.

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(6)Purchases which are part of an Automatic Investment Plan or DRIP;

(7)Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

(8)Any investment grade fixed income securities transaction, or series of related transactions, involving 100 units ($100,000 principal amount) or less in the aggregate, if the Access Person has no prior knowledge of transactions in such securities on behalf of a Client; and

(9)Transactions in GNMA securities

Access Persons should consult the CCO if there are any questions about whether one of the exemptions listed above applies to a given transaction. Aristotle Capital may, from time to time and in the sole discretion of the CCO, maintain a "Restricted List" of securities in which Access Persons may not trade.

C.Required Reports.

(1)Initial and Annual Holdings Reports. Each Access Person must submit to the CCO the Initial Holdings Report (example attached as Exhibit B or such other form designated by the CCO: (i) not later than ten (10) days after becoming an Access Person, reflecting the Access Person's holdings as of a date not more than 45 days prior to becoming an Access Person; and (ii) annually (attached as Exhibit C or such other form designated by the CCO, including through StarCompliance), on a date selected by the CCO, as of a date not more than 45 days prior to the date the report was submitted.

(2)Holdings Reports must contain the following information:

(a)the title and type of security and as applicable, the exchange ticker symbol or CUSIP number, number of shares, and principal amount of each Reportable Security in which the Access Person has any direct or indirect beneficial ownership;

(b)the name of any broker, dealer or bank with which the Access Person maintains an account in which any securities are held for the Access Person's direct or indirect benefit. (Note that even those accounts that hold only non-Reportable Securities must be included); and

(c)the date the Access Person submits the report.

(3)Brokerage statements containing all required information may be substituted for the Holdings Report Form if submitted timely. To the extent that a brokerage statement or confirmation lacks some of the information otherwise required to be reported, you may submit a holdings report containing the missing information as a supplement to the statement or confirmation.

(4)Quarterly Reports. Within 30 days after the end of each calendar quarter, each Access Person must submit a report to the CCO covering all transactions in non-

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excepted Reportable Securities in the form attached as Exhibit D or such other form designated by the CCO, including through StarCompliance.

(5)Transactions reports must contain the following information:

(a)the date of the transaction, the title and, as applicable, the exchange ticker symbol or CUSIP number, interest rate and maturity date, number of shares, and principal amount of each Reportable Security involved;

(b)the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

(c)the price of the security at which the transaction was effected;

(d)the name of the broker, dealer or bank with or through which the transaction was effected; and

(e)the date the Access Person submits the report.

(f)Brokerage account statements or electronic holdings and transaction data (through StarCompliance) containing all required information may be substituted for the attached form if submitted timely. To the extent that a brokerage statement or confirmation lacks some of the information otherwise required to be reported, you may submit a transactions report containing the missing information as a supplement to the statement or confirmation.

D.Exceptions to Reporting Requirements. The reporting requirements of Section 5.C. apply to all transactions in Reportable Securities other than:

(1)transactions with respect to securities held in accounts over which the Access Person had no direct or indirect influence or control; and

(2)transactions effected pursuant to an Automatic Investment Plan or DRIP.

In the event the discretion over the account changes such that the Access Person has direct or indirect influence or control, the Access Person must promptly report to the CCO and begin providing quarterly account statements. An Access Person will generally be deemed to have direct or indirect influence or control over any account in which he or she:

1)Directs the purchases and/or sales of investments;

2)Suggests purchases and/or sales of investments to the trustee or third-party discretionary manager; or

3)Consults with a trustee or third-party discretionary manager as to the particular allocation of investments to be made in the account and the manager acts upon such consultation.

Please note that granting a third-party discretionary investment authority over an account does not, by itself, exempt an account from the reporting requirements. Similarly, trusts over which an Access Person is the grantor or beneficiary may also be subject to the reporting requirements, regardless of whether a trustee has management authority.

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Aristotle Capital will conduct additional due diligence to determine whether an Access Person may have any direct or indirect influence or control over the investment decisions of such accounts, which may include:

1)Evaluating the relationship between the Access Person and the person managing the account;

2)Requesting completion of periodic certifications by the Access Person or third party managers regarding the Access Person's influence over the account;

3)Requesting periodic completion of holdings or transaction reports to identify transactions that would have been prohibited pursuant to this Code, absent reliance on the reporting exemption; or

4)Periodically request statements for accounts managed by third-parties where there is no identified direct or indirect influence or control over the investment decisions in an account.

If an Access Person is unsure as to whether an account is qualified for the exemption, he/she should consult with the CCO. In the event it is determined that the Access Person may have direct or indirect influence or control over investment decisions, the Access Person will be required to pre-clear trades for all Reportable Securities and Reportable Funds in the account as well as provide account statements as required with any reportable account.

E.Duplicate Statements and Trade Confirmations. Each Access Person, with respect to each brokerage account in which such Access Person has any direct or indirect beneficial interest, may choose to arrange that the broker shall mail directly to the CCO at the same time they are mailed or furnished to such Access Person (1) duplicate copies of broker trade confirmations covering each transaction in a Reportable Security and each Reportable Fund in such account and (2) copies of periodic statements with respect to the account, provided, however, that such duplicate copies need not be filed for transactions involving Non-Reportable Securities. This requirement also may be waived by the CCO in situations when the CCO determines that duplicate copies are unnecessary. A sample duplicate account statement and confirmation request letter is attached here at Exhibit E.

F.Prohibition on Self Pre-clearance. No Access Person shall pre-clear his/her own trades, review their own reports or approve their own exemptions from this Code. When such actions are to be undertaken with respect to a personal transaction of the CCO, the President, Chief Executive Officer, Chief Investment Officer, Chief Risk Officer or other senior compliance person will perform such actions as are required of the CCO by this Code.

6.Code Notification and Access Person Certifications

The CCO shall provide notice to all Access Persons of their status under this Code, and shall deliver a copy of the Code to each Access Person annually. Additionally, each Access Person will be provided a copy of any Code amendments. After reading the Code or amendment and the CFA Institute Code of Ethics, each Access Person shall make the certification contained in Exhibit F or such other form designated by the CCO, including through StarCompliance. Annual certifications are due within 45 days after the end of each calendar year. Certifications with respect to amendments to the Code must be returned to the CCO within a reasonably prompt time. To the extent that any Code related training sessions or seminars are held, the CCO shall keep records of such sessions and the Access Persons attending. (A copy of the CFA Institute Code of Ethics and Standards of Professional Conduct is included in Exhibit J.)

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7.Review of Required Code Reports

A.Reports required to be submitted pursuant to the Code will be reviewed by the CCO on a periodic basis.

B.Any material violation or potential material violation of the Code must be promptly reported to the CCO. The CCO will investigate any such violation or potential violation and report violations the CCO determines to be "material" to the President and/or the Board, as appropriate, with a recommendation of such action to be taken against any individual who is determined to have violated the Code, as is necessary and appropriate to cure the violation and prevent future violations. Other violations shall be handled by the CCO in a manner the CCO deems to be appropriate. However, sanctions more severe than a warning or censure must be approved by the President or the Board, as applicable.4

C.The CCO will keep a written record of all investigations in connection with any Code violations including any action taken as a result of the violation.

D.Sanctions for violations of the Code include: verbal or written warnings and censures, monetary sanctions, disgorgement or dismissal. Where a particular Client has been harmed by the action, disgorgement may be paid directly to the Client; otherwise, monetary sanctions shall be paid to an appropriate charity determined by the President or CCO.

8.Recordkeeping and Review

This Code, a record of all certifications of an Access Person's receipt of the Code or any amendments thereto, any written prior approval for a Reportable Securities transaction given pursuant to Section 5.A. of the Code, a copy of each report by an Access Person, a record of any violation of the Code and any action taken as a result of the violation, any written report hereunder by the CCO, and lists of all persons required to make and/or review reports under the Code shall be preserved with the Adviser's records, for the periods and in the manner required by Advisers Act Rule 204-2. To the extent appropriate and permissible, the CCO may choose to keep such records electronically.

9.Review of Code

The CCO shall review this Code and its operation annually and may determine to make amendments to the Code as a result of that review. Material and non-material amendments to this Code should be made and distributed as described in Section 6. Code Notifications and Access Person Certifications.

A.Disciplinary Actions. Any violation of this Code, for any reason or any degree of severity (whether or not the Access Person intended to violate the Code), may be grounds for disciplinary action, including dismissal.

The Adviser may take one or more of the following disciplinary actions including but not limited to: issuing a letter of instruction; requiring a meeting with the CCO; issuing a violation report; issuing a letter of reprimand; requiring disgorgement of profits; requiring trade(s) to be broken at the Access Person's expense; requiring corrective action,

4To the extent that the President also serves as CCO, no such report or approval will be required.

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suspension, or dismissal and the reporting of the violation to the appropriate regulatory authorities.

B.Procedural Non-compliance. Non-compliance with the procedural requirements of this Code (i.e. failure to submit holdings reports in a timely manner) will be documented. Repeated failure to disclose or repeated non-compliance (i.e. three similar failures to comply in one year) will be considered a violation and may result in disciplinary action.

C.Violations of Trading Non-compliance. Failure to comply, whether intentional or not, with the pre-clearance requirements and/or substantive prohibitions of this Code with respect to trading activity may result in disciplinary action as identified above in Section 9.A. Additionally, if a violation occurs which creates an actual conflict of interest with a Client account, the Adviser reserves the right to treat such violation as one that warrants disciplinary action.

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EXHIBIT A

ARISTOTLE CAPITAL MANAGEMENT, LLC

Sample Personal Trading Request and Authorization Form

Access Person Name: _______________________________

Person on Whose Behalf Trade is Being Done (if different): _____________________________

Broker: ___________________ Brokerage Account Number: ________________________

Reportable Security: ________________________________

Company Name, Type of Security

Ticker Symbol or CUSIP: __________
Number of Shares or Units:	Price per Share or Unit:
Approximate Total Price:	Buy or Sell:

I hereby certify that all of the following information is true and complete:

To the best of my knowledge, the requested transaction is consistent with the letter and spirit of the Code of Ethics and applicable law.

_______________________________________ ________________

Signature	Date

When signed and dated by the CCO or designee, this authorization is approved for this transaction only and is effective for the date of approval. A record of this transaction will be kept by the CCO in confidential files.1

a.m.
_______________________________________ ________________	______________	p.m.
Chief Compliance Officer/ Designee	Date	Time

Access Person: ⬜ ACM ⬜ ACP ⬜ ACB ⬜ AAP

1All pre-clearance forms must be maintained for at least five years after the end of the fiscal year in which the form was submitted or the approval is granted, whichever is later. If approval is granted to acquire securities in an IPO or a Limited Offering, CCO must indicate reasons for such approval on reverse side of this form.

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EXHIBIT B

User Account	Requested Date Time	Status	Pending Completion
System Document Descriptor Initial Compliance Packet	Submitted Date/Time	Version Status	Current
Requested By	Due Date/Time

This form must be completed and submitted within 10 days of becoming an Access Person. The due date is listed on the certification request alert and your StarCompliance Homepage. Please ensure all broker accounts, private investments, and political contributions are included. If not, such information should be added via the appropriate request tab or notify a member of the Compliance team to disclose. Any technical questions should be sent to aristotle@fairviewinvest.com

INITIAL COMPLIANCE CERTIFICATION

Initial Holdings / Broker Accounts Report

Account types are defined as:

REPORTABLE ACCOUNTS: A reportable account is one in which you, or an immediate family member, effects or directs the trading of reportable securities, such as stocks, ETFs and mutual funds advised or sub-advised by Aristotle.

DISCRETIONARY ACCOUNTS: A discretionary account is one in which you, or an immediate family member, has delegated control over the account to an outside manager, including managed accounts and trusts. Statements are required for discretionary accounts when you or an immediate family member exercises direct or indirect control over the account. Generally, an access person, or his or her immediate family, will be deemed to have direct or indirect control over any account in which he or she: (a) directs the purchase or sales of investments; (b) suggests purchases or sales of investments to the trustee or third-party discretionary manager; or (c) consults with a trustee or third-party discretionary manager as to the particular allocation of investments to be made in the account and the manager acts upon such consultation. An additional form must be completed for discretionary accounts.

NON-REPORTABLE ACCOUNTS: Non-reportable accounts include: (1) accounts that cannot hold any other type of security except mutual funds (unless they are Aristotle advised or sub-advised mutual funds); (2) 529 savings accounts; and (3) insurance policies or annuities where neither you nor any immediate family member has the ability to exercise direct or indirect control.

Do you, or an immediate familymember, have direct or indirect beneficial ownership in anyinvestment accounts? For purposes of this report, "immediate familymember" shall include an access person's:(a) Spouse or domestic partner;(b) Children under the age of 18;and (c) Anyrelative residing in the same household as the access person.

Yes

No

Please report every account over which you, or an immediate family member, has direct or indirect beneficial ownership using the following link: New Brokerage Account Form

In the event of any changes to your Broker Accounts please provide detailed information of the change in StarCompliance (i.e. account closed / assets transferred to another broker / etc..).

Please attach the most recent statement for the account(s) via the below uploader.

No files selected

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EXHIBIT C

User Account	Requested Date Time	Status	Pending Completion
System Document Descriptor Annual Compliance Packet	Submitted Date/Time	Version Status	Current
Requested By	Due Date/Time

This form must be completed and submitted within 30 days following the end of each calendar year. The due date is listed on the certification request alert and your StarCompliance Homepage. Please ensure all broker accounts, private investments, and political contributions are included. If not, such information should be added via the appropriate request tab or notify a member of the Compliance team to disclose. Any technical questions should be sent to aristotle@fairviewinvest.com

ANNUAL COMPLIANCE CERTIFICATIONS

Annual Holdings / Broker Accounts Report

This Certification includes all of the accounts you have reported to date. If there are any other accounts not listed below that are held for the direct or indirect benefit of you or an immediate family member, as of the reporting period, please attach the account statement to this Certification in the section below.

For purposes of this report, "immediate family member" shall include an access person's:

Spouse or domestic partner;

Children under the age of 18; and

Any relative residing in the same household as the access person.

By signing this Certification, you are certifying that the accounts listed below constitute all the accounts in which you (or an immediate family member) have a direct or indirect beneficial interest and in the event Star Compliance is not receiving an electronic feed for your broker accounts, you have arranged to have account statements uploaded to Star Compliance or are providing documentation of your reportable transactions and year-end holdings.

Account statements containing all required information may be used to comply with the Firm's requirements for personal securities reporting if submitted timely. To the extent that an account statement lacks some of the information otherwise required to be reported, a year-end holdings and annual transaction report containing the missing information may be attached as a supplement to the statement.

Account types are defined as:

REPORTABLE ACCOUNTS: A reportable account is one in which you, or an immediate family member, effects or directs the trading of reportable securities, such as stocks, ETFs and mutual funds advised or sub-advised by Aristotle.

DISCRETIONARY ACCOUNTS: A discretionary account is one in which you, or an immediate family member, has delegated control over the account to an outside manager, including managed accounts and trusts. Statements are required for discretionary accounts when you or an immediate family member exercises direct or indirect control over the account. Generally, an access person, or his or her immediate family, will be deemed to have direct or indirect control over any account in which he or she: (a) directs the purchase or sales of investments; (b) suggests purchases or sales of investments to the trustee or third-party discretionary manager; or (c) consults with a trustee or third-party discretionary manager as to the particular allocation of investments to be made in the account and the manager acts upon such consultation. An additional form must be completed for discretionary accounts.

NON-REPORTABLE ACCOUNTS: Non-reportable accounts include: (1) accounts that cannot hold any other type of security except mutual funds (unless they are Aristotle advised or sub-advised mutual funds); (2) 529 savings accounts; and (3) insurance policies or annuities where neither you nor any immediate family member has the ability to exercise direct or indirect control.

15

Accounts

Broker Name	Broker Account Primary Owner	Broker Account Number	Account Type	Account Type Description	Broker Account Name	Date Opened	Date Closed	Account Status

Annual Holdings / Broker Accounts Attestation

Per the account type definitions, please select one of the below options that accurately describes your account(s) listed above.

The accounts are reported accurately

One or more of the accounts are reported inaccurately

One or more accounts are missing

I do not have anyaccounts

Please report your new account on the home page of StarCompliance or by clicking on the following link: New Account Form

For any Discretionary - Externally Managed account(s), did you or an immediate family member directly or indirectly exercise influence or control over any transactions that occurred in these accounts during this reporting period?

Yes

No

I do not have anyDiscretionary- ExternallyManaged accounts managed bya third party

Byclicking "No" you attest to the following:

Neither you nor your immediate familymembers have had anydiscretion over the accounts you have indicated are discretionary;

You did not suggest or direct that the trustee or third-partydiscretionarymanager to make anyparticular purchases or sales of securities for the accounts you have confirmed are Discretionary- ExternallyManaged;and

You did not consult with the trustee or third-partydiscretionarymanager as to the allocation of investments to be made during the Certification Period.

If the control over the accounts should change in anyway, immediatelynotifyyour compliance contact in writing of such a change and provide anyrequired information.

16

EXHIBIT D

User Account	Requested Date Time	Status	Pending Completion
System Document Descriptor Quarterly Code of Ethics Report	Submitted Date/Time	Version Status	Current
Requested By	Due Date/Time

This form must be completed and submitted within 30 days following the end of each calendar quarter. The due date is listed on the certification request alert and your StarCompliance Homepage. Please ensure all broker accounts, private investments, and political contributions are included. If not, such information should be added via the appropriate request tab or notify a member of the Compliance team to disclose. Any technical questions should be sent to aristotle@fairviewinvest.com

QUARTERLY CODE OF ETHICS CERTIFICATION

Account Type Definitions

This Certification includes all of the accounts you have reported to date. If there are any other accounts not listed below that are held for the direct or indirect benefit of you or an immediate family member, as of the quarter end, please attach the account statement to this Certification in the section below.

For purposes of this report, "immediate family member" shall include an access person's:

(a) spouse or domestic partner;

(b) children under the age of 18; and

(c) any relative residing in the same household as the access person.

By signing this Certification, you are certifying that the accounts listed below constitute all the accounts in which you (or an immediate family member) have a direct or indirect beneficial interest and in the event StarCompliance is not receiving an electronic feed for your broker accounts, you have arranged to have account statements uploaded to StarCompliance or are providing documentation of your reportable quarterly transactions.

Account statements containing all required information will be used to comply with the Firm's requirements for personal securities reporting and should be submitted timely. To the extent that an account statement lacks some of the information otherwise required to be reported, a transaction report containing the missing information may be submitted as a supplement to the statement.

Account types are defined as:

REPORTABLE ACCOUNTS: A reportable account is one in which you, or an immediate family member, effects or directs the trading of reportable securities, such as stock, ETFs and mutual funds advised or sub-advised by Aristotle.

DISCRETIONARY ACCOUNTS: A Discretionary Account is one in which you, or an immediate family member, have delegated control over the account to an outside manager, including managed accounts and trusts. Statements are required for Discretionary Accounts when you or an immediate family member exercises direct or indirect control over the account. Generally, an access person, or his or her immediate family, will be deemed to have direct or indirect control over any account in which he or she: (a) directs the purchase or sales of investments; (b) suggests purchases or sales of investments to the trustee or third-party discretionary manager; or (c) consults with a trustee or third-party discretionary manager as to the particular allocation of investments to be made in the account and the manager acts upon such consultation. An additional form must be completed for Discretionary Accounts.

NON-REPORTABLE ACCOUNTS: Non-reportable accounts include: (1) accounts that cannot hold any other type of security except mutual funds (unless they are Aristotle advised or sub-advised mutual funds); (2) 529 savings accounts; and (3) insurance policies or annuities where neither you nor any immediate family member have the ability to exercise direct or indirect control.

Accounts

Broker Name	Broker Account Primary Owner	Broker Account Number	Account Type	Broker Account Name	Date Opened	Date Closed	Account Status

Quarterly Account Attestation	17

Per the account type definitions, please select one of the below options that accurately describes your account(s) listed above.

The accounts are reported accurately

One or more of the accounts are reported inaccurately

I do not have anyaccounts

Please identify the account(s) that is(are) reported incorrectly and provide commentary on any required corrections.

Did you open or close any accounts during the quarter?

Yes

No

If not previously provided, please attach the most recent statement for the account(s) via the below uploader.

Please note, if an account was closed and all account activity up until the closing date has been reported to the Firm, you do not need to attach a statement.

No files selected

Did you or an immediate family member directly or indirectly excercise influence or control over any transactions that occurred in your Discretionary Account(s) during this quarter?

Yes

No

Byclicking "No" you attest to the following:

Neither you nor your immediate familymembers have had anydiscretion over the accounts that you have indicated are discretionary.

You did not suggest or direct the trustee or third-partydiscretionarymanager to make anyparticular purchases or sales of securities for the accounts you have confirmed are Discretionary- Externally Managed.

You did not consult with the trustee or third-partydiscretionarymanager as to the allocation of investments to be made during the Certification Period.

If the control over the accounts should change in anyway, immediatelynotifythe Chief Compliance Officer in writing of such a change and provide anyrequired information.

Private Investments

Included below is a list of Private Investments you hold at the end of this period

Issuer Name Issuer Location Issuer Description Current Estimated Amount Total Investment Amount Currency Code Total Distribution Amount

Private Investment Attestation

As defined in the Firm's Code of Ethics, please select one of the options that accurately describes your Private Investments listed above.

The Private Investments are reported correctly

One or more of the Private Investments are reported incorrectlyor missing

I do not have anyPrivate Investments

Please identify the Private Investment(s) that is(are) reported incorrectly and provide commentary on any required corrections.

Please report your new Private Investment(s) or any changes to your previously disclosed Private Investment(s) on the home page of StarCompliance or by clicking on the following link: Private Investment Request

Political Activities Attestation

As defined in the Firm's Code of Ethics, please indicate if you made any political contributions during the quarter.

I made a political contribution during the quarter

I have not made anypolitical contributions during the quarter

Please provide commentary on any new political contributions.

Please report your new political contribution(s) or any changes to your previously disclosed political contribution(s) on the home page of StarCompliance or by clicking on the following link: Political Contribution Disclosure Form

By completing the following Printed Electronic Signature, you are certifying that to the best of your knowledge, the above information is correct.

Additionally, you are certifying that you have complied with and will continue to comply with the requirements of the Code of Ethics and that you have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the Code of Ethics. Moreover, you agree to promptly report to the Chief Compliance Officer or designee any violation or possible violation of the Code of Ethics of which you become aware. You understand that violation of the Code of Ethics will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.

The following Printed Electronic Signature attestation will serve as certification for each entity listed below:

Aristotle Capital Management, LLC

Printed Electronic Signature

19

EXHIBIT E

Sample Form of Brokerage Letter

(For use when data feed is not available from the custodian)

[Date] [Broker Name] [Address]

Re: Account No. _______________________ Account Name ___________________________

Dear [Broker Name],

As of [Date], please send to Aristotle Capital Management, LLC, a duplicate confirmation of each transaction in the above-named account and a duplicate monthly brokerage account statement for the above-named account.

Please mail the confirmations and account statements to:

Aristotle Capital Management, LLC c/o 1330 St. Mary's Street

Suite 400

Raleigh, NC 27605

Attention: Chief Compliance Officer

Thank you for your prompt attention to this matter.

Sincerely,

[Access Person]

cc: Chief Compliance Officer

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EXHIBIT F

User Account	Requested Date Time	Status	Pending Completion
System Document Descriptor Code of Ethics Receipt	Submitted Date/Time	Version Status	Current
Requested By	Due Date/Time

The due date for this form is listed on the certification request alert and your StarCompliance Homepage. Any technical questions should be sent to aristotle@fairviewinvest.com

CODE OF ETHICS RECEIPT

Code of Ethics Receipt

The below links provide access to the Code of Ethics ("Code"). Please select the link, open the document, and review the updated version of the Code. Once completed, please attest that you have read and understand the Code.

Please note, once you have clicked on the appropriate link, a new window should open where you can access the Code. Once you have reviewed the document, you can close that window and return to this certification.

Aristotle Capital Management, LLC - Code of Ethics

I hereby acknowledge receipt of the current Code, including any applicable amendments. I hereby certify that I

Recently have read/re-read the Code (including any amendments thereto);

Understand the Code; and

Recognize that I am subject to its provisions.

I also hereby certify that I have complied with and will continue to comply with the requirements of the Code and that I have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the Code. Moreover, I agree to promptly report to the Chief Compliance Officer or designee any violation or possible violation of the Code of which I become aware. I understand that violation of the Code will be grounds for disciplinary action or dismissal and may also be a violation of federal and/or state securities laws.

Printed Electronic Signature

21

EXHIBIT G

Political Contribution Pre-clearance Request

Please complete the following information and submit it to the Chief Compliance Officer for review. For new employees, please disclose any political contributions made within the last two years of new hire date.1 Limit one political contribution request per form.

You are permitted to pursue legitimate political activities and to make political contributions to the extent permitted under U.S. law. However, you are prohibited from making contributions to U.S. state or local officials or candidates for state or local office if those contributions are intended to influence the award or retention of municipal finance business or any other business.

As a covered person of Aristotle Capital Management you are generally permitted to contribute:

(i)up to $350 to an official per election (with primary and general elections counting separately), if you are entitled to vote for the official at the time of the contribution, and;

(ii)up to $150 to an official per election (with primary and general elections counting separately), if you are not entitled to vote for the official at the time of the contribution.

You may not circumvent these rules by having your spouse or other member of your household make a contribution on your behalf.

IMPORTANT INFORMATION: Do not make the political contribution unless you are advised that the pre-

clearance has been approved.

☐No Contributions Made

Or

Name of Contributor: ______________________________________________________________

Full Name and title (if applicable) of Campaign/Candidate or Political Action Committee ("PAC"):

_______________________________________________________________

Level of Office (i.e., city, county, state, federal): _______________________________

Municipality: __________________________________________

Amount of Intended Contribution: _________________________________

Signature of Associate: __________________________________

Date Submitted: _____________________________

COMPLIANCE USE ONLY
______ Approved ______ Not Approved	Registered Representative
Signature of CCO/Designee: _____________________________________	Date:

1Contributions made prior to Aristotle Capital hire date are not subject to the contribution limits described.

22

EXHIBIT H

Gift Reporting Form

Submitted by:

Date:

Description:

Approximate Value:

⬜Given to/⬜Given from (Individual Name): Organization:

Employee Signature

For compliance use

Approved: Yes No

Signature:

Chief Compliance Officer/ Designee

Date:

Access Person: ⬜ ACM ⬜ ACP ⬜ ACB ⬜ AAP

Registered Rep: ⬜ Yes ⬜ No

23

EXHIBIT I

Outside Activity Reporting Form

Employee

Name:

Do you participate, engage, and/or serve in any activities outside our firm? Yes or No (circle). If Yes, please provide the details below and submit to the CCO for approval.

Description of

Activity:

Role in Activity:

Circle which applies: Employee /

Volunteer

Start Date:

Frequency of

Activity:

Amount of Time

Required:

Compensation

Arrangement:

Name of

Organization:

Address:

City:	State:	Zip:

Phone:

If the employee is a registered representative, this reported Outside Activity may require you to complete a

Outside Business Activity form for your broker/dealer.	____ Not Applicable ____Completed
Employee	Date:
Signature:

CCO	Date:
/Designee
Approval:

24

EXHIBIT J

CODE OF ETHICS AND STANDARDS OF PROFESSIONAL CONDUCT

PREAMBLE

The CFA Institute Code of Ethics and Standards of Professional Conduct are fundamental to the values of CFA Institute and essential to achieving its mission to lead the investment profession globally by setting high standards of education, integrity, and professional excellence. High ethical standards are critical to maintaining the public's trust in financial markets and in the investment profession. Since their creation in the 1960s, the Code and Standards have promoted the integrity of CFA Institute members and served as a model for measuring the ethics of investment professionals globally, regardless of job function, cultural differences, or local laws and regulations. All CFA Institute members (including holders of the Chartered Financial Analyst® [CFA®] designation) and CFA candidates must abide by the Code and Standards and are encouraged to notify their employer of this responsibility. Violations may result in disciplinary sanctions by CFA Institute. Sanctions can include revocation of membership, revocation of candidacy in the CFA Program, and revocation of the right to use the CFA designation.

THE CODE OF ETHICS

•Members of CFA Institute (including CFA charterholders) and candidates for the CFA designation ("Members and Candidates") must:

•Act with integrity, competence, diligence, respect, and in an ethical manner with the public, clients, prospective clients, employers, employees, colleagues in the investment profession, and other participants in the global capital markets.

•Place the integrity of the investment profession and the interests of clients above their own personal interests.

•Use reasonable care and exercise independent professional judgment when conducting investment analysis, making investment recommendations, taking investment actions, and engaging in other professional activities.

•Practice and encourage others to practice in a professional and ethical manner that will reflect credit on themselves and the profession.

•Promote the integrity of and uphold the rules governing capital markets.

•Maintain and improve their professional competence and strive to maintain and improve the competence of other investment professionals.

STANDARDS OF PROFESSIONAL CONDUCT

I.PROFESSIONALISM

A.Knowledge of the Law. Members and Candidates must understand and comply with all applicable laws, rules, and regulations (including the CFA Institute Code of Ethics and Standards of Professional Conduct) of any government, regulatory organization, licensing agency, or professional association governing their professional activities. In the event of conflict, Members and Candidates must comply with the more strict law, rule, or regulation. Members and Candidates must not knowingly participate or assist in and must dissociate from any violation of such laws, rules, or regulations.

B.Independence and Objectivity. Members and Candidates must use reasonable care and judgment to achieve and maintain independence and objectivity in their professional activities. Members and Candidates must not offer, solicit, or accept any gift, benefit, compensation, or consideration that reasonably could be expected to compromise their own or another's independence and objectivity.

C.Misrepresentation. Members and Candidates must not knowingly make any misrepresentations relating to investment analysis, recommendations, actions, or other professional activities.

D.Misconduct. Members and Candidates must not engage in any professional conduct involving dishonesty, fraud, or deceit or commit any act that reflects adversely on their professional reputation, integrity, or competence.

25

II.INTEGRITY OF CAPITAL MARKETS

A.Material Nonpublic Information. Members and Candidates who possess material nonpublic information that could affect the value of an investment must not act or cause others to act on the information.

B.Market Manipulation. Members and Candidates must not engage in practices that distort prices or artificially inflate trading volume with the intent to mislead market participants.

III.DUTIES TO CLIENTS

A.Loyalty, Prudence, and Care. Members and Candidates have a duty of loyalty to their clients and must act with reasonable care and exercise prudent judgment. Members and Candidates must act for the benefit of their clients and place their clients' interests before their employer's or their own interests.

B.Fair Dealing. Members and Candidates must deal fairly and objectively with all clients when providing investment analysis, making investment recommendations, taking investment action, or engaging in other professional activities.

C.Suitability

1.When Members and Candidates are in an advisory relationship with a client, they must:

a.Make a reasonable inquiry into a client's or prospective client's investment experience, risk and return objectives, and financial constraints prior to making any investment recommendation or taking investment action and must reassess and update this information regularly.

b.Determine that an investment is suitable to the client's financial situation and consistent with the client's written objectives, mandates, and constraints before making an investment recommendation or taking investment action.

c.Judge the suitability of investments in the context of the client's total portfolio.

2.When Members and Candidates are responsible for managing a portfolio to a specific mandate, strategy, or style, they must make only investment recommendations or take only investment actions that are consistent with the stated objectives and constraints of the portfolio.

D.Performance Presentation. When communicating investment performance information, Members and Candidates must make reasonable efforts to ensure that it is fair, accurate, and complete.

E.Preservation of Confidentiality. Members and Candidates must keep information about current, former, and prospective clients confidential unless:

1.The information concerns illegal activities on the part of the client or prospective client,

2.Disclosure is required by law, or

3.The client or prospective client permits disclosure of the information.

IV. DUTIES TO EMPLOYERS

A.Loyalty. In matters related to their employment, Members and Candidates must act for the benefit of their employer and not deprive their employer of the advantage of their skills and abilities, divulge confidential information, or otherwise cause harm to their employer.

B.Additional Compensation Arrangements. Members and Candidates must not accept gifts, benefits, compensation, or consideration that competes with or might reasonably be expected to create a conflict of interest with their employer's interest unless they obtain written consent from all parties involved.

C.Responsibilities of Supervisors. Members and Candidates must make reasonable efforts to detect and prevent violations of applicable laws, rules, regulations, and the Code and Standards by anyone subject to their supervision or authority.

V.INVESTMENT ANALYSIS, RECOMMENDA TIONS, AND ACTIONS

A.Diligence and Reasonable Basis. Members and Candidates must:

1.Exercise diligence, independence, and thoroughness in analyzing investments, making investment recommendations, and taking investment actions.

2.Have a reasonable and adequate basis, supported by appropriate research and investigation, for any investment analysis, recommendation, or action.

B.Communication with Clients and Prospective Clients. Members and Candidates must:

26

1.Disclose to clients and prospective clients the basic format and general principles of the investment processes they use to analyze investments, select securities, and construct portfolios and must promptly disclose any changes that might materially affect those processes.

2.Use reasonable judgment in identifying which factors are important to their investment analyses, recommendations, or actions and include those factors in communications with clients and prospective clients.

3.Distinguish between fact and opinion in the presentation of investment analysis and recommendations.

C.Record Retention. Members and Candidates must develop and maintain appropriate records to support their investment analyses, recommendations, actions, and other investment related communications with clients and prospective clients.

VI. CONFLICTS OF INTEREST

A.Disclosure of Conflicts. Members and Candidates must make full and fair disclosure of all matters that could reasonably be expected to impair their independence and objectivity or interfere with respective duties to their clients, prospective clients, and employer. Members and Candidates must ensure that such disclosures are prominent, are delivered in plain language, and communicate the relevant information effectively.

B.Priority of Transactions. Investment transactions for clients and employers must have priority over investment transactions in which a Member or Candidate is the beneficial owner.

C.Referral Fees. Members and Candidates must disclose to their employer, clients, and prospective clients, as appropriate, any compensation, consideration, or benefit received from or paid to others for the recommendation of products or services.

VII. RESPONSIBILITIES AS A CFA INSTITUTE MEMBER OR CFA CANDIDATE

A.Conduct as Members and Candidates in the CFA Program.

Members and Candidates must not engage in any conduct that compromises the reputation or integrity of CFA Institute or the CFA designation or the integrity, validity, or security of the CFA examinations.

B.Reference to CFA Institute, the CFA Designation, and the CFA Program.

When referring to CFA Institute, CFA Institute membership, the CFA designation, or candidacy in the CFA Program, Members and Candidates must not misrepresent or exaggerate the meaning or implications of membership in CFA Institute, holding the CFA designation, or candidacy in the CFA program.

Updated July 1, 2014 (CFA Institute)

27

APPENDIX F PRIVACY NOTICE

Aristotle Capital Management, LLC	rev. 3/18

FACTS

WHAT DOES ARISTOTLE CAPITAL DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
∙ Social Security number and assets
∙ Account balances and transaction history
∙ Wire transfer instructions and risk tolerance
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Aristotle
Capital chooses to share; and whether you can limit this sharing.
Reasons we can share your information		Does Aristotle	Can you limit this
		Capital share?	sharing?
For our everyday business purposes –
such as to process your transactions, maintain your		Yes	No
account(s), respond to court orders and legal

investigations, or report to credit bureaus
For our marketing purposes –		No	We don't share
to offer our products and services to you

For joint marketing with other financial companies		No	We don't share
For our affiliates' everyday business purposes –		Yes	No
information about your transactions and experiences

For our affiliates' everyday business purposes –		No	We don't share
information about your creditworthiness

For non"affiliates to market to you		No	We don't share

Questions?	Call (310) 478"4005

What we do

How does Aristotle Capital protect my	To protect your personal information from unauthorized
personal information?	access and use, we use security measures that comply with
federal law. These measures include computer safeguards
and secured files and buildings.
How does Aristotle Capital collect my	We collect your personal information, for example, when
personal information?	you
∙ Open an account or seek advice about your
investments
∙ Make a wire transfer or direct us to buy securities
∙ Enter into an investment advisory contract

Why can't I limit all sharing?	Federal Law gives you the right to limit only
∙ sharing for affiliates' everyday business purposes –
information about your creditworthiness
∙ affiliates from using your information to market to
you
∙ sharing for non"affiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They
can be financial and non"financial companies.
∙ Our affiliates include financial companies such as
Aristotle Credit Partners, LLC, Aristotle Capital
Boston, LLC, Aristotle Atlantic Partners, LLC,
MetWest Ventures, LLC and MetWest Realty
Advisors, LLC.

Non"affiliates	Companies not related by common ownership or control.
They can be financial and non"financial companies.
∙ Aristotle Capital does not share with non"affiliates
so they can market to you.
Joint marketing	A formal agreement between non"affiliated financial
companies that together market financial products or
services to you.
∙ Aristotle Capital doesn't jointly market.

APPENDIX G

BUSINESS CONTINUITY PLAN SUMMARY

BUSINESS CONTINUITY PLAN

Summary Document

June 2019

Purpose of the Plan

Aristotle Capital Management, LLC ("Aristotle Capital") and its affiliates1, recognizing its operational dependency on computer information systems, has developed a comprehensive Business Continuity Plan (BCP).

The intent of a Business Continuity Plan is to provide a written and tested plan directing the recovery process in the event of an interruption in continuous service resulting from a Significant Business Disruption (SBD).

Mission and Objectives

The mission of the Business Continuity Plan is to establish defined recovery time objectives ("RTOs"), responsibilities, actions and procedures to recover Aristotle Capital's data, infrastructure, resources and applications ("Information Systems"), in the event of an unexpected and unscheduled interruption. The plan is structured to achieve the following objectives:

Reestablish access to Information Systems within the RTOs established

Recover access to firm applications within the RTOs established

Minimize the impact on business operations

Provide a safe working environment for employees

Scope of Business Continuity Plan

The scope of the plan covers the four Aristotle office locations:

Los Angeles, CA: 11100 Santa Monica Blvd., Suites 1700 and 450, Los Angeles, CA 90025

Newport Beach, CA: 840 Newport Center Drive, Suite 600, Newport Beach, CA 92660

Boston, MA: 125 Summer Street, Suite 1220, Boston, MA 02110

New York, NY: 489 Fifth Ave., 10th Floor, New York, NY 10017

1The term "Aristotle" as a stand-alone refers to Aristotle Capital Management and its affiliates. With offices in Los Angeles, Newport Beach, Boston and New York, Aristotle represents a group of affiliated investment advisers that provides equity and fixed income management solutions across a unified platform. Aristotle Capital Management, LLC, Aristotle Capital Boston, LLC, Aristotle Credit Partners, LLC, and Aristotle Atlantic Partners, LLC are independent investment advisers registered under the Investment Advisers Act of 1940, as amended.

Information Systems Redundancy and Security Strategy

Based on the size of our operations and the need to continue to operate during a disruption to our Information Systems, the following redundancy and security strategy has been implemented:

•Information Systems Redundancy

Aristotle Capital's infrastructure is comprised of geographically dispersed cloud systems with built in resiliency and high availability. All data is routinely backed up and replicated across vendors and geographic regions. Our data backup strategy includes multiple layers of complexity including backup providers, retention policies and replication.

•Information Systems Security

Aristotle Capital's security posture encompasses cybersecurity best practices and enterprise class services. Our offices and datacenters are protected with advanced cybersecurity services including antimalware, intrusion detection and protection, content filtering, and multi-factor authentication. Encryption is also integrated at many levels including data in transit, data at rest, site to site communication and remote access.

Recovery Strategy

The Recovery Strategy developed is based upon the RTOs for Aristotle Capital's critical systems and available alternative manual procedures in the event of an SBD. Aristotle Capital's critical systems include data shares, alternate sites, remote access, trading applications and telephone systems. Each critical system has an internally defined RTO.

Since Aristotle Capital Information Systems are geographically dispersed, the outlined strategy includes consideration for multiple levels of disruptions including geographic, application, datacenters and infrastructure. The RTO is the basis for selecting an alternate site in the worst-case scenario. The decision to utilize the Local Alternative and Secondary Sites is dependent upon two factors:

1.The length of the anticipated outage

2.The location of the disruption

Based upon these two factors, escalation plans have been devised to drive the recovery process.

Testing of the Business Continuity Plan

The Aristotle Capital Management Chief Compliance Officer and Chief Risk Officer or their designees are responsible for the testing of the Business Continuity Plan not less than once every year to ensure the viability of the plan and recovery of Information Systems within the RTOs established.

APPENDIX H PROXY VOTING POLICIES AND PROCEDURES

ARISTOTLE CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICIES & PROCEDURES

Updated July 31, 2018

Introduction

Aristotle Capital Management, LLC ("Aristotle Capital"), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital's general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Aristotle Capital has contracted with Institutional Shareholder Services ("ISS") to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer ("CIO") or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a "case-by-case" proxy or that memorializes the basis for that decision.

The following details Aristotle Capital's philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1.Corporate Governance

a.Election of Directors and Similar Matters

In an uncontested election, Aristotle Capital will generally vote in favor of management's proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, Aristotle Capital will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:

∙Limit directors' liability and broaden directors' indemnification rights; And expects to generally vote against proposals to:

∙Adopt or continue the use of a classified Board structure; and

1

∙Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.Audit Committee Approvals

Aristotle Capital generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. Aristotle Capital will generally vote to ratify management's recommendation and selection of auditors.

c.Shareholder Rights

Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

∙Adopt confidential voting and independent tabulation of voting results;and

∙Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

∙Adopt super-majority voting requirements; and

∙Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

∙Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

∙Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and

∙Require shareholder approval of "poison pills."

And expects to generally vote against proposals to:

∙Adopt classified boards of directors;

∙Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and

∙Require a company to consider the non-financial effects of mergers or acquisitions.

2

3.Capital Structure Proposals

Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to: ∙ Eliminate preemptive rights.

4.Compensation

a.General

Aristotle Capital generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

∙Require shareholders approval of golden parachutes; and

∙Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

∙Adopt measures that appear to the CIO to arbitrarily limit executive or employee benefits.

5.Stock Option Plans and Share Issuances

Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by- case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle Capital expects to generally vote against proposals to:

∙Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.Corporate Responsibility and Social Issues

Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

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7.Conflicts

In cases where Aristotle Capital is aware of a conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle Capital), the Aristotle Capital will take the following steps:

(a)vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle Capital's vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b)for other matters, contact the client for instructions with respect to how to vote the proxy.

8.Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9.Recordkeeping

Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)A copy of this Policy;

(ii)Proxy Statements received regarding client securities;

(iii)Records of votes cast on behalf of clients;

(iv)Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)Records of client requests for proxy voting information.

Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

4

APPENDIX I BOOKS AND RECORDS

Required Books and Records

		Required Retention	Relevant Advisers Act	Location	Responsible
	Document				Person or
		Period1	Rule
Group

Business Records
	Partnership agreement and any amendments, certificate of formation	Onsite until the termination
1	and articles of incorporation, by-laws, charters, minute books, and		204-2 (e)(2)	Office of CFO	CFO/ COO
of the entity, plus 3 years.
stock certificate books.

Copies or originals of all written agreements relating to the adviser's business. Examples of such agreements include:
2	• Contracts with third-party vendors;		204-2(a)(10)	Finance	CFO/ COO
• Rental agreements and property leases

3	Books of original entry, including cash receipt and disbursement		204-2(a)(1)	Finance	CFO/ COO
records, and any other records of original entry forming the basis of entries in any ledger.

4	General and auxiliary ledgers reflecting asset, liability, reserve,	Onsite for 2 years, easily	204-2(a)(2)	Finance	CFO/ COO
capital, income and expense accounts.
accessible for 6 years total.

5	Bank account information, including checkbooks, bank statements,		204-2(a)(4)	Finance	CFO/ COO

canceled checks and cash reconciliations.

6	Bills and statements, paid or unpaid, relating to the business of the		204-2(a)(5)	Finance	CFO/ COO
adviser.

7	Trial balances and financial statements, including the income			Finance
	statement and balance sheet.		204-2(a)(6)		CFO/ COO

8	Any internal audit working papers [Not Applicable]

9	Employment agreements and contracts.	Onsite for 2 years, easily	204-2(a)(10)	Finance/ Human	CFO/ COO
		accessible for 6 years total.		Resources
Compliance and Internal Control Records
1	Compliance policies and procedures adopted pursuant to Rule 206(4)-	Onsite unless the policies and	204-2(a)(17)(i)	Compliance	CCO
	7(a).	procedures have not been in
effect for at least 6 years.

1Many required records must be kept for five years after the end of the fiscal year in which the record was created or last altered. In the interest of simplicity, and to prevent premature destruction, the retention period for these items has been stated as six years.

		Required Retention	Relevant Advisers Act	Location	Responsible
	Document				Person or
		Periodl	Rule
Group

2	Any records documenting the adviser's periodic review of its		204-2(a)(17)(ii)	Compliance	CCO
	compliance policies and procedures.	Onsite for 2 years, easily

accessible for 6 years total.
3	Originals of any written Client complaints, and copies of the		204-2(a)(7)	Compliance	CCO
	adviser's written responses.		(generally)

Code of Ethics and Personal Trading Records
1	A copy of the adviser's code of ethics currently in effect, or that was	Onsite unless the code of	204-2(a)(12)(i)	Compliance	CCO
ethics not been in effect for
in effect at any time within the past six years.
at least 6 years.

2	A record of any violation of the adviser's code of ethics, and any	Onsite for 2 years, easily	204-2(a)(12)(ii)	Compliance /	CCO
	action taken as a result of the violation.	accessible for 6 years total.		Fairview

3	A record of all written acknowledgements of receipt of the code of	Onsite unless the individual	204-2(a)(12)(iii)	Compliance /	CCO
	ethics for each person who is, or within the past six years was, a	has not been a Supervised
Fairview
	Supervised Person of the adviser.	Person for at least 6 years.

	A record of each report made by an Access Person regarding personal	Onsite for 2 years, easily
4	securities transactions and holdings, or copies of any associated		204-2(a)(13)(i)	Compliance/	CCO
	account statements and trade confirmations provided by broker-	accessible for 6 years total.
Fairview
dealers and custodians.

5	A record of the names of people who are, or within the past six years	Onsite unless the individual	204-2(a)(13)(ii)	Compliance	CCO
has not been an Access
were, Access Persons of the investment adviser.
Person for at least 6 years.

6	A record of any decision, and the reasons supporting the decision, to	Onsite for at least 6 years	204-2(a)(13)(iii)	Compliance /	CCO
approve an Access Person's investment in an IPO or Private
		after the approval is granted.		Fairview
Placement.
Communications and Client Relationship Records
	Originals of all written communications received, and copies of all	Onsite for 2 years, easily			Operations
1	written communications sent, by the adviser relating to:		204-2(a)(7)	Operations
		accessible for 6 years total.			Manager
• Any recommendation or advice that was made or proposed;

• Any receipt, disbursement, or delivery of funds or
securities; and
• The placing or execution of any order to trade a security.
The adviser need not retain unsolicited, generally-distributed
• communications (commonly known as "junk mail"), as long
as the communications were not prepared buy or for the
adviser.
2

		Required Retention	Relevant Advisers Act	Location	Responsible
	Document				Person or
		Periodl	Rule
Group

	A copy of each Part 2 of Form ADV provided to any Client or			Compliance /
2	prospect, as well as a record of the dates during which each version is		204-2(a)(14)		CCO
Fairview
used.

3	A list of all accounts over which the adviser has discretionary		204-2(a)(8)	Operations	Operations
	authority.				Manager

4	Copies or originals of all powers of attorney or other documents		204-2(a)(9)	Operations	Operations
	granting the adviser discretionary authority.				Manager

Copies or originals of all written agreements between the adviser and any Client. Such agreements may include:
5	• Investment advisory contracts;		204-2(a)(10)	Operations	Operations

	• Fee schedules;				Manager

• Clients' investment objectives or restrictions; and
• Directed brokerage arrangements.

Marketing and Performance Records
A copy of each notice, advertisement, investment letter, or other communication that the adviser sends, directly or indirectly, to 10 or
	more people outside of the adviser.	Onsite for 2 years, easily
If such communication recommends the purchase or sale of a specific
		accessible for 6 years total,	204-2(a)(11) and	Compliance /
security but does not state the reasons for such recommendation, the measured from the time
1	adviser must retain a memorandum indicating the reasons for the			Marketing /	CCO
		when the adviser stops	204-2(a)(7)
	recommendation.			Fairview
distributing the
An adviser that sends the advertisement to more than 10 people need advertisement.
not keep a record of the names and addresses of the recipients.

However, if the advertisement was sent to people named on a list, the adviser must retain a description of the list and its source along with the advertisement.

3

		Required Retention	Relevant Advisers Act	Location	Responsible
	Document				Person or
		Periodl	Rule
Group

All accounts, books, internal workpapers, and any other records or documents necessary to form the basis for, or demonstrate the calculation of, any performance or rate of return figures presented in any communication sent directly or indirectly to 10 or more people outside of the adviser.
2			204-2(a)(16)	Compliance	CCO
An adviser may satisfy its obligations under this rule by retaining all account statements reflected in the performance presentation and all workpapers necessary to demonstrate the performance calculations, so long as the account statements reflect all debits, credits, and other transactions in a Client's account for the period of the statement.

Cash Solicitation Records

1

2

Copies of each solicitor's separate disclosure document and originals of each solicited Client's acknowledgement of receipt of the solicitor's disclosure document and Part 2 of the adviser's Form ADV.

Copies of all written agreements between the adviser and any solicitors, as required by Rule 206(4)-3.

204-2(a)(15)	Operations	Operations
Manager
Onsite for 2 years, easily

accessible for 6 years total.
204-2(a)(10)	Compliance	CCO

Records Relating to Political Contributions

1

2

The names, titles and business and residence addresses of all "covered associates" of the investment adviser (as defined by Rule 206(4)-(5).

All government entities that were Clients or Investors in the past five years, but not prior to September 1, 2010.

Onsite for 2 years and easily accessible for 6 years total, but only if Adviser has any Clients or Investors that are government entities.

204-2(a)(18)(i)(A)	Human	CFO/ COO
Resources

204-2(a)(18)(i)(B)	Operations	Operations
Manager

4

3

4

	Required Retention	Relevant Advisers Act	Location	Responsible
Document				Person or
	Periodl	Rule
Group
All direct or indirect contributions made by the adviser or any of its covered associates to an official of a government entity, or direct or indirect payments to a political party of a state or political subdivision
thereof, or to a political action committee. These records shall be		204-2(a)(18)(i)(C)	Compliance	CCO
maintained in chronological order and indicate the name and title of each contributor, the name and title of each recipient, the amount and date of each contribution, and whether the contribution was the subject of the exception for certain returned contributions.
The name and business address of each entity to which the adviser	Onsite for 2 years, easily
provides or agrees to provide, directly or indirectly, payment to solicit		204-2(a)(18)(i)(D)	Compliance	CCO
a government entity for investment advisory services on its behalf.	accessible for 6 years total.

Trading and Account Management Records

A trade ticket (or order memorandum) showing (i) each order given by the adviser for the purchase or sale of any security; (ii) any instruction received by the adviser concerning the purchase, sale, receipt, or delivery of any security; and (iii) any modification or cancellation of any such order or instruction.

Each trade ticket must show:

•The terms and conditions of the order, instruction, modification, or cancellation, (including a security identifier,

1the number of shares, the price, the commission, and the order type, among other things);

•The person connected with the adviser who recommended the transaction to the Client and the person who placed the order;

•The Client account for which the transaction was entered;

•The date of entry;

The bank, broker, or dealer by or through whom the transaction was executed;

•Any applicable trade allocation information; and

•Whether the order was entered pursuant to discretionary authority.

•If applicable, each trade ticket should also document the pre- trade allocation and any deviations from the allocation made after execution.

Onsite for 2 years, easily	204-2(a)(3)	Operations	Operations
accessible for 6 years total.			Manager

5

	Document	Required Retention	Relevant Advisers Act	Location	Responsible
Person or
		Periodl	Rule
Group

2	Research files documenting the reasonable basis for the adviser's		204-2(a)(7)	Investment	Portfolio
investment recommendations. Such documentation may include third-
			(generally)	Research	Manager
party research, as well as analyses prepared by Employees.

	Records showing separately, for each Client for which the adviser	Onsite for 2 years, easily			Operations
3	provides investment supervisory or management services, the		204-2(c)(1)(i)	Operations
	securities purchased and sold, and the date, amount, and price of each	accessible for 6 years total.			Manager

such purchase and sale.

	For each security currently held by any Client for which the adviser	Information must be kept			Operations
4	provides investment supervisory or management services,		204-2(c)(1)(ii)	Operations
	information from which the adviser can promptly furnish the nameof	current.			Manager

each such Client and the Client's current interest in the security.

With Respect to Clients for whom the Adviser Exercises Proxy Voting Authority
1	Copies of all proxy voting policies and procedures required by Rule		204-2(c)(2)(i)	Compliance	CCO
206(4)-6.

A copy of each proxy statement that the adviser receives regarding
	Client securities. However, an adviser may satisfy this requirement by			Compliance /
relying on a third party to retain a copy of the proxy statement on the
2	adviser's behalf, so long as the adviser has obtained an undertaking	Onsite for 2 years, easily	204-2(c)(2)(ii)	Operations /	Operations
	from the third party to provide a copy of the proxy statement promptly			Institutional
		accessible for 6 years total.			Manager
	upon request. An adviser may also satisfy this requirement by relying			Shareholder
	on proxy statements available from the SEC's Electronic Data			Services (ISS)
Gathering, Analysis, and Retrieval (EDGAR) system.

3	A record of each vote cast by the adviser on behalf of a Client. An		204-2(c)(2)(iii)	Operations	Operations
	adviser may satisfy this requirement by relying on a third party to				Manager

retain, on the adviser's behalf, a record of each vote cast, so long as the adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

6

		Required Retention	Relevant Advisers Act	Location	Responsible
	Document				Person or
		Periodl	Rule
Group

4	A copy of any document created by the adviser that (a) was material		204-2(c)(2)(iv)	Operations	Operations
to deciding how to vote proxies on behalf of a Client, or (b)
Manager
memorializes the basis for a proxy voting decision.

A copy of each written request for information regarding how the
5	adviser voted proxies on behalf of a Client, and a copy of any		204-2(c)(2)(v)	Compliance	CCO
associated written response by the adviser to any written or verbal

Client request for such information.

With Respect to Accounts over which the Adviser has Custody or Possession of Client Funds or Securities
1	A journal or record showing all purchases, sales, receipts and		204-2(b)(1)	Operations	Operations
deliveries of securities (including certificate numbers) for all such
Manager
accounts.

2	A separate ledger account for each such account showing all		204-2(b)(2)	Operations	Operations
purchases, sales, receipts and deliveries of securities, as well as the
Manager
dates of any such transactions, debits, and credits.

3	Copies of confirmations of all trades effected by or for any such		204-2(b)(3)	Operations	Operations
	account.				Manager
Onsite for 2 years, easily
A record of each security held by any such account showing each
4		accessible for 6 years total.	204-2(b)(4)	Operations	Operations
	relevant Client's name and interest, and the location of each such				Manager
security.

5	Any memorandum describing the basis upon which Adviser has		204-2(b)(5)	Compliance	CCO
determined that an affiliated entity with custody of Client assets is
"operationally independent" from Adviser.

6	A copy of any internal control report regarding the internal custodial		204-2(a)(17)(iii)	Compliance	CCO
controls of Adviser, or any affiliate, that acts as a Qualified Custodian with respect to Client funds or securities.

Notes

The location of any required records stored offsite must be disclosed in Part 1 of Form ADV.

Pursuant to Rule 204-2(d), an adviser may use numerical or alphabetical codes to protect the identity of its Clients.

An adviser will not be deemed to have violated Rule 204-2(a)(13) for failing to record securities transactions or holdings, so long as the adviser can demonstrate that it has instituted adequate procedures and used reasonable diligence to obtain all required reports.

7

APPENDIX J MUTUAL FUND REPORTING FORM

YES [ ]
NO [ ]

2015-1-CM-ACM-06-30-2015 FINAL W APPENDIX

ARISTOTLE CAPITAL MANAGEMENT, LLC

Rule 17a-7 Transaction Documentation

(Single Security)

1.Description of security transferred (including par value, yield & maturity):

2.Buying account:

3.Selling account:

4.Date and time transfer:

5. Was brokerage commission or fee paid:

6. Was any consideration other than cash paid for security	YES [ ]

NO [ ]

If yes, what and why?

7.Reason for the purchase or sale by a Fund of the Trust:

8.Current market price and terms of transaction:

I certify that the above information is correct and that any security purchased for a Fund of the Trust is consistent with that Fund's investment policies.

Portfolio Manager

Date

APPENDIX K

SOCIAL MEDIA USE CERTIFICATION

ARISTOTLE CAPITAL MANAGEMENT, LLC

ANNUAL ADVISER SOCIAL MEDIA USE CERTFICATION

I hereby certify that (mark as applicable):

I do not use social media internet sites for business purposes on behalf of the Adviser.

My business activities on behalf of the Adviser using social media are according to the policies and procedures set forth in Section 8.8 of the Adviser's compliance policies and procedures.

Social media site(s) used for business purpose (mark as applicable):

LinkedIn Twitter Facebook Google+ YouTube Instagram

Other:

Signature:

Name:

Date:

APPENDIX L TRADING REVIEW PROCEDURES

ARISTOTLE CAPITAL MANAGEMENT, LLC

TRADING REVIEW PROCEDURES

Trade Allocation Procedures

1.Block Trade Set Up:

a.Trade orders are confirmed with Portfolio Manager in writing and a copy is provided to Compliance and Portfolio Managers for other investment strategies.

i.Trade order must specify accounts affected, identify security, buy or sell order and the quantity level. (Example: all Value Equity and Balanced Value Equity accounts buy XYZ Company to 2.7%.)

b.Trading builds blocked orders in Moxy organized by destination broker.

i.Blocked trades are organized by rotation in accordance with Block Rotation spreadsheet maintained by Trading. A separate Block Rotation spreadsheet is maintained for each investment strategy.

ii.Free Business (trade to any broker) and Directed Business are included in the rotation.

iii.Generally speaking, UMA programs managed by Aristotle Capital are notified of any model changes after all other non-program client accounts are traded and there is a rotation followed among the UMA programs. UMA programs meeting certain trading criteria and communication requirements may be included in the rotation with all other non-program clients.

2.Allocations & Deviations from Proposed Trade Allocation:

a.Option 1: Allocate pro rata across all accounts within specified broker block

b.Option 2: Except as described in Section 7.7(A)(3)(iv)(a) of the Compliance Manual, Traders must fill out a Trade Allocation Exception form for approval by Compliance if they are overriding pro rata allocations to maintain Best Execution for client accounts.

3.Compliance Review of Block Trade Allocations:

a.Compliance reviews all allocations for block trades on a weekly basis. Compliance reviews each block trade for allocation compliance by generating and reviewing a Trade Allocation Exception Report. This report is system generated and will indicate to compliance whether any block trades were allocated on a non-pro rata basis. Compliance will make sure any non-pro rata trade has a corresponding Trade Allocation Exception form on file with Compliance. Compliance will research and follow-up on all exceptions to make sure all trades on the Exception Report are actual exceptions. For example, a trade may appear on the report, however, the trade was in fact traded and fulfilled on a pro rata basis. If for any reason the Trade Allocation Exception Report is not available, Compliance will utilize the following back-up procedures to make sure all trades were in compliance with Aristotle Capital's Trade Allocation Policy.

i.Compliance checks the Security Cross Reference report from APX and marks up the report with comments and time stamps the review. The reviews are filed as completed.

ii.Compliance reviews the Portfolio Holdings report from APX to test exceptions for Accounts in the strategy that did not get an allocation. Some examples of exceptions tested are:

∙Account has a restriction excluding them from the security traded

∙Account did not have cash

∙Broker rotation not completed during trading hours; rotation to continue next trading day.

∙Tax considerations (i.e. capital gains, position going long-term, etc.)

iii.Compliance researches cause of allocation discrepancy. Some examples of exceptions are:

December 2015

∙System issue in APX: Rules not programmed in APX during initial Account Setup or APX fails to allocate appropriately.

∙Trader Exception: The trader made a decision to manually override existing allocation in Moxy without notifying Compliance. A compliance violation would have occurred and appropriate action will be taken.

b.Quarterly dispersion review. (Refer to Appendix M, section 2.h. of this Compliance Manual)

Broker Rotation Workflow

1.Trading receives a blocked trade order approved by the Portfolio Manager.

2.Compliance receives confirmation of approved order.

3.Trading manually maintains a broker allocation rotation spreadsheet (Block Rotation) per strategy.

a.Only approved brokers are included on the rotation broker list.

i.All approved brokers have a completed counterparty due diligence review on file. (Refer to Appendix M Counterparty/Broker-Dealer Approval, Review and Monitoring Procedures)

ii.Free Business and Directed Business are included in the rotation.

iii.Generally speaking, UMA programs managed by Aristotle Capital are notified of any model changes after all other non-program client accounts are traded and there is a rotation followed among the UMA programs. UMA programs meeting certain trading criteria and communication requirements may be included in the rotation with all other non-program clients.

iv.New brokers are added to the end of the rotation.

v.Inactive brokers will be removed from the rotation (or skipped and noted as inactive).

b.Each block trade is assigned a new rotation.

c.Compliance periodically reviews the Block Rotation spreadsheet for approved broker inclusion and rotation/allocation order accuracy.

4.Trading organizes the block trade by destination broker.

a.Trading sends to compliance for approval a list of accounts that have been manually adjusted from the original trade order.

b.Destination order determined by block rotation spreadsheet.

5.Trading allocates and fills the block in accordance with the order of brokers on the Block Rotation spreadsheet for the particular block trade.

a.Block trade may not be completed in one trading day:

i.Allocate partial fill to entire block using pro rata allocation.

ii.If Trading determines that clients are better served with non pro rata allocation, Trading completes the Trade Exceptions Form to document deviation from pro rata allocation policy, which is approved and signed off by Compliance.

6.Breaks in rotation sequence can occur. Examples are follows:

a.Directed brokerage broker is unavailable after multiple attempts to place order. Trading personnel should note date and times contact attempts were made to broker (or date and time that trade order was sent to that broker if that is possible to do without a response). Broker will be contacted at least two (2) times in an approximately 20 minute period; if still no response, then the Trader is authorized to move on to the next broker in the rotation.

b.Trader unintentionally skips a broker in the rotation sequence. Trader notifies Compliance to document the break in rotation that occurred and when the skipped broker was worked into the rotation.

December 2015

Trade Allocation Exception Report
Deviations from Pro rata Allocation
Trade Date:		Buy	Sell
Security:
Broker:
Broker Rotation
#:
Order Placed:	shares
Order Filled:
Avg Fill Price:	shares
% Fill:	%
Shares Remaining:
shares
Reason for deviation:
Submitted By:	Date:
Compliance Approval:	Date:

Documentation attached (i.e. trade rotation block)

December 2015

APPENDIX M

BEST EXECUTION EVALUATION PROCEDURES

ARISTOTLE CAPITAL MANAGEMENT, LLC

BEST EXECUTION EVALUATION PROCEDURES

Best Execution Evaluation

1.Neovest Reports:

a.In order to assess best execution separate from the feedback received by Trading, Aristotle Capital conducts an independent review of its securities trading for execution quality. Evaluation of broker execution quality for client trades is included in a detailed report using Neovest, which provides analysis of trading in several key areas. This report is prepared specifically for Aristotle Capital by Neovest at least quarterly or upon request.

i.The reports from Neovest provide information and analysis utilizing the volume weighted average price ("VWAP") and the spreads of the stocks traded to calculate the costs of trading and to establish the added value that the brokers may bring to the trading/investment process, tailored to Aristotle Capital's needs and circumstances.

b.In order to maximize the accuracy and validity of its trade execution cost analysis, Aristotle Capital requires that each report prepared by Neovest include an analysis of NYSE and NASDAQ trades handled by participating brokers in Neovest.

c.The VWAP basis analysis allows Aristotle Capital to compare executions with all trades in each particular security on a given day from the time of the order. Aristotle Capital will also have the ability to view and analyze trades on a time-VWAP basis. For block trades, Trading will prepare its own VWAP analysis which will also show the security price on a T+15 and T+30 day basis in addition to an intraday basis.

d.The Neovest and internally-prepared VWAP reports are compiled and reviewed by the Chief Investment Officer ("CIO") and Compliance. The reports are distributed and discussed as part of Aristotle Capital's quarterly Trading Practices Committee meeting.

i.If the report execution results for its clients during the review period reflect that the firm beat the spreads of the stocks it traded most of the time, then no further action will be necessary.

ii.In the event the report reflects that expectations have not been met during the review period, then the committee will identify possible reasons for such performance and take corrective action as necessary.

2.Trading Practices Committee Meetings:

Aristotle Capital's Trade Practices Committee meets quarterly and typically cover the following areas:

a.Trading and best execution policies and procedures

b.Required disclosures related to trade aggregation, best execution and broker selection.

c.Approved Broker List and Restricted Broker List review

d.Counterparty reviews for any brokers to be added/restricted

e.Qualitative review of the top 10 brokers used based on quantity of trades on trading blotter (see attached Broker-dealer evaluation survey)

i. Completed by Trading personnel

f.Commission summary and analysis

g.Trade errors and exceptions

1

h.Dispersion review

i.Scatter charts of most recent quarter and trailing 12 month period performance for each strategy are benchmarked to Index and Composite returns for the same period.

ii.Compliance reviews and highlights outliers for each strategy. Compliance researches outliers for cause of dispersion and works with Trading to follow up reasons for outliers.

iii.Annotated dispersion charts are included for discussion as part of Trade Practices Meeting

i.Neovest report (as described above)

j.Soft dollar analysis

Counterparty/Broker-Dealer Approval, Review and Monitoring Procedures

1.Adding a counterparty to Approved Broker List:

a.Requests will be submitted to the Trade Practices Committee by the Chief Financial Officer/Chief Operating Officer (CFO/COO), Chief Compliance Officer (CCO), CIO, Director of Trading or Operations Manager (in the case of a client directed broker).

b.The requesting party works with Trading personnel to obtain:

i.the executing broker-dealer's most recent Focus report

ii.any other financial information such as an annual report or audited financials

iii.the broker's account set-up agreement.

c.Trading forwards the broker information along with information necessary to set up the trading account to the CCO.

d.Compliance downloads the subject broker-dealer's FINRA BrokerCheck Report from the FINRA website.

e.The CFO/COO, in coordination with the CCO, will review the pending broker-dealer's financial and regulatory reports for capital adequacy, financial stability and other issues deemed relevant. A broker- dealer having greater than $10 million of regulatory net capital and demonstrating financial stability either through consistency in earnings or a well-capitalized parent or joint venture partner is considered an acceptable from a financial perspective.

i.Broker-dealers seeking approval with less than $10 million in regulatory net capital regardless of financial stability require further due diligence.

ii.Should net capital not meet Aristotle Capital's minimum target threshold and the broker- dealer not have a history of financial stability nor can it be demonstrated, the CFO/COO will provide to the initiating party the reasons why the broker-dealer was not added to the Approved Broker List. The CFO/COO will also notify the CIO as appropriate. The initiating party can discuss with broker-dealer the reasons for Aristotle Capital's concern and request further information.

iii.The CFO/COO may also request additional information from Trading or the initiating party regarding the broker-dealer. For example, the CFO/COO may have direct conversations with the broker-dealer's CFO or similar person to obtain clarification on financials or request additional information such as Professional Liability Insurance amounts and related retention. After further financial due diligence, Aristotle Capital's CFO/COO will determine whether broker- dealer's financial condition is acceptable.

2

2.Approval of Counterparties:

a.Once Aristotle Capital's CFO/COO has determined that broker-dealer can meet Aristotle Capital's minimum financial requirements, the CFO/COO will discuss the other criteria for adding the broker- dealer to the Approved Broker List with the Director of Trading

b.Trading will identify from the following list which trading reasons apply to the pending broker-dealer:

i.General Execution Capabilities

ii.Research/Access to senior management of existing or potential Aristotle Capital investments.

iii.Access to Broker-Dealer's trading algorithms (Electronic Trading Access).

iv.Unique trading expertise or specialty (country, sector, and/or security)

v.Lowest cost provider

vi.Access to underwriting offerings

vii.Other (will need to articulate)

viii.Client Directed Broker/Commission Recapture

c.Aristotle Capital's CFO/COO will also discuss and document the type of trades anticipated such as:

i.Domestic vs. international trades

ii.Agency vs. principal trades

iii.Equity vs. fixed income vs. other types of securities

d.Other factors considered:

i.Known or perceived conflicts of interest

ii.Trade execution via FIXED Connection

iii.Implementation of Neovest

e.Aristotle Capital's CFO/COO will perform further due diligence, as necessary, in order to make a recommendation to Aristotle Capital's CIO and Trade Practices Committee.

f.If the initiating party requires that the counterparty be added to the Approved Broker List prior to the next quarterly Trade Practices Committee meeting, then once CFO/COO has completed the necessary due diligence and the initial broker-dealer due diligence/checklist form, then CFO/COO will recommend and request the CEO/CIO's and CCO's approval and signature.

g.In order for a counterparty to be added to Aristotle Capital's Approved Broker List both Aristotle Capital's CEO/CIO and CCO must both approve as evidenced by signature on the initial broker due diligence form/checklist (see attached Broker-Dealer Due Diligence Form/Checklist). CCO signs broker-dealer agreement and returns to Trading.

3.Monitoring and Review of Counterparties:

a.On an annual basis, Aristotle Capital's CFO/COO will complete an annual review checklist for each Approved Broker-Dealer documenting any changes in the financial or best execution criteria established by the Trade Practices Committee.

b.Aristotle Capital's CFO/COO will coordinate the compilation and distribution of trade related information as part of Aristotle Capital's Quarterly Trade Practices Committee meetings. The Committee

3

will review evaluations (see attached sample), trade costs, and trade quality for approved broker-dealers. The committee will discuss and approve the existing broker-dealer list and any changes thereto.

4.Restriction/Removal of Counterparties:

a.The CEO/CIO, CFO/COO, Director of Trading, or Chief Risk Officer may request a restriction or removal of a broker-dealer by providing the CCO the name of the broker and a brief explanation of concerns. The request can be to remove the broker-dealer temporarily or permanently from the Approved Broker List.

b.Aristotle Capital's CCO will have the broker-dealer removed as an approved broker in Aristotle Capital's trading system. The CCO will advise Trading personnel and other members of the Trade Practices Committee of the change.

c.Aristotle Capital maintains three levels within its Approved Broker-Dealer List.

i.Level 1 – Unrestricted

ii.Level 2 – Limited Restriction: restricted for specific type of trade; up to $10 million notional value in pending trades at any given time; compliance must review/approve if over threshold

iii.Level 3 – Restricted by agency, domestic or specific securities or accounts.

d.Once a broker-dealer is removed from the approved list it takes both the CEO/CIO and CCO to reinstate the broker-dealer.

e.CCO adds broker-dealer to trading system with noted restrictions, if any.

4

Broker-Dealer Due Diligence Form/Checklist

Type of Review:
Initial Review	Annual Review	Removal or Restriction

Date:

Counter Party Name:
Submitted by:	Title:

Client Directed Broker/Commission Recapture
Broker Type:
Equity	Fixed Income	Other:
Domestic	International

Meets criteria for:

Greater than $10 million of regulatory net capital and demonstrating financial stability either through consistency in earnings or a well-capitalized parent or joint venture partner

General Execution Capabilities

Research/Access to senior management of existing or potential Aristotle Capital investments

Access to broker-dealer's trading algorithms (Electronic Trading Access)

Unique trading expertise or specialty (country, sector, and/or security)

Cost-effective provider

Access to underwriting offerings

Other (describe below)

Other Documentation:

☐FINRA Broker Check on file

☐Focus Report on file

☐Most recent annual report

☐Most recent financial statements

☐Broker set up agreement

5

Broker Status:

Level 1 – Unrestricted

Level 2 – Limited Restriction, restricted for specific type of trade; Up to $10 million notional value in pending trades at any given time

Level 3 – Restricted by agency, domestic or specific securities or accounts

Restrictions:

Removal explanation:

Approved:	Yes	No

If no, reason(s) for not receiving approval:

CFO/COO Signature1:	Name:

CE/CIO Signature:	Name:
Date:
☐ Reviewed by Trade Practices Committee	Date:
☐ Trade Practices Committee Approval	Date:
☐ Executed broker agreement on file	Date:
(CCO signature)
☐ Trading notified	Date:
☐ Requestor notified of approval (or decline)	Date:
☐ Added to trading system (by Compliance)	Date:
o Restrictions entered, if applicable	Date:

1Chief Compliance Officer may approve in CFO/COO's absence.

6

Aristotle Capital Management, LLC

Broker/Dealer Evaluation

	Quarterly Review:
	Broker:

	Directed					yes	no

	Poor		Average		Excellent	Not applicable
Execution Capability	1	2	3	4	5	n/a

Speed of execution

Ratio of complete to incomplete trades

Ability to minimize costs

Reliability in executing trades and keeping records

Accounting for and correcting trade errors

Access to primary markets and quotation sources

Familiarity with and knowledge of primary markets

Access to underwriting and secondary markets

Clearance and settlement history

Ability to engage in after-hours or cross bording trading, if required

Ability to handle high volume transactions w/o undue market impact

Ability to handle large trades in securities w/ limited liquidity

Additional Notes or Comments

	Poor		Average		Excellent	Not applicable	Additional Notes or Comments
Responsiveness and Financial	1	2	3	4	5	n/a
Responsibility
Adequacy of the b/d's capital in
relation to other b/d's
Willingness to maintain quality

services during market volatility
Willingness to accommodate

special needs
Accuracy in preparing

confirmations
Willingness to committ capital

by taking positions in order to
complete trades
	Poor		Average		Excellent	Not applicable
Other Factors	1	2	3	4	5	n/a	Additional Notes or Comments
Integrity/Ability to maintain

confidentiality or anonymity of
client and Advisor
Quality of communication links

between Advisor and b/d
Adequacy of info provided by

b/d
Ability to provide ad hoc info or

services
Use of ECN's and ATS's

Marketing support of b/d

Ability to execute unique trading

strategies
Ability to execute and settle

difficult trades
Ability to handle client-directed

brokerage arrangements

Ability to implement step-outs

Ability to execute and account for soft-dollar arrangements and commission recapture programs

Ability to participate in underwriting syndicates

APPENDIX N

PORTFOLIO MONITORING PROCEDURES

￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿

￿

1.New Client/New Account Process:

a.Operations team reviews the client documents received and identifies rules which may need to be assigned to the account in Rules Manager by Compliance.

b.Operations team notifies Compliance of a new account by preparing a new account package which includes the executed advisory agreement, documentation of client investment policy statement and/or restrictions, and other relevant account opening documents.

c.Compliance reviews the new account package and assigns applicable rules to new accounts in Rules Manager.

i.Only Compliance can create or assign Rules to accounts per roles assigned in Rules Manager. Refer to Appendix N - Exhibit 1 for role assignments at Aristotle.

ii.Compliance verifies that any firm-wide rules are properly assigned to account. Refer to Exhibit 1.

iii.Descriptions and examples of the four types of severity levels for each rule assignment are listed below:

High

Low

￿	￿	￿￿￿￿￿￿￿￿￿￿	￿
￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿	￿￿￿￿￿￿￿￿￿	￿￿￿￿￿￿￿￿￿￿￿￿	￿￿￿￿ ￿￿￿￿
Restriction	Absolute client commitments or	No	￿	No Trading
	regulations		￿	No Wal-Mart
	Firm trading restrictions		￿	No Tobacco
			￿	Min $10,000 Cash
Soft restriction	Flexible client commitments or	Yes	￿	Security Max 5% -
	regulations			contact client if held
over 5% for prolonged
periods
￿ Cash Max 5% - funds
should be fully
invested as all times
Guideline	Internal policy*	Yes	￿	Cash min 1%
Reminder	Information purposes only	n/a	￿	Commission recapture
(partial)

*Will use Restriction (high severity) level for any internal policy which cannot be overridden (i.e. restricted securities)

iv.Compliance tests applicable rules to a model portfolio.

d.CCO reviews and signs-off on new account set-up after Senior Compliance Officer or other compliance employee prepares.

e.Compliance signs off that the account is ready for trading.

2.Internal Controls:

a.Prior to any new block or trade related to a group of accounts or a specific account, Rules Manager compares the proposed trade against a set of rules set-up as part of the new client/new account process for a given set of accounts or account. Any trade that conflicts with a rules or guideline programmed into rules manager will be immediately flagged. Depending on the severity, trading will either be prevented from proceeding to the next step (restriction) or just be notified (reminder) and then proceed. Any flagged rule will immediately send an alert to the Chief Compliance Officer.

b.As part of Aristotle's beginning of day process, an automated "Daily Compliance Alert" email notification from Rules Manager is sent to Compliance, Director of Operations and Trading at the beginning of each trading day. This is part of Aristotle's pre-trade compliance review. The Daily

December 2013

2015-1-CM-ACM-06-30-2015 FINAL W APPENDIX

Compliance Alert review of accounts is archived within the Rules Manager program. Refer to Appendix N - Exhibit 2 for an example of such email.

i.In addition to the four severity levels available to Compliance for rule assignments, the system will provide an automated warning for any account encroaching on a restriction.

ii.Compliance reviews all exceptions reported on the "Daily Compliance Alert" emails. CCO reviews documentation for any restriction violation and any necessary follow-up including correspondence with clients.

iii.Portfolio Managers and Relationship Managers can also choose to receive email notifications for accounts for which they are responsible.

c.Compliance receives "End of Day Compliance Alert" automated email notification similar to Appendix N - Exhibit 2 but delivered at 3:30PM which is after the day's trade allocations are imported into APX. This is considered part of Aristotle's post-trade compliance review. The End of Day Compliance review of accounts is archived within the Rules Manager program.

d.Compliance receives an intra-day email notification from Rules Manager of rules being overridden or potential restriction violations. These reviews are intended to provide a status update of trades and potential restriction violation as the trading day progresses. The reviews are for reference only and the results are not archived within the Rules Manager program.

3.On-going Testing/Improvements:

a.Compliance reviews all active rules in Rules Manager on a regular basis. Key areas reviewed are:

i.Monitoring the number of Soft Restrictions and Guidelines overridden by Trading

ii.Trading utilizing inappropriate comments or rationale for overriding Soft Restrictions & Guidelines in Rules Manager.

b.If a trade is booked outside of the trading system (Moxy & Rules Manager), procedures are in-place to monitor trades. The Portfolio Administrators run daily reconciliation reports to match prior day trades with DTCC's for all failing trades.

c.Any modification to existing rules is reviewed and approved by the CCO.

December 2013

2015-1-CM-ACM-06-30-2015 FINAL W APPENDIX

!￿￿￿￿￿￿"￿

￿￿#￿￿￿￿￿$%￿￿&￿￿￿￿'￿￿￿￿￿￿￿￿￿￿￿￿￿&￿￿￿￿￿￿￿￿￿￿￿￿￿

	￿￿￿￿￿￿￿	!￿￿￿￿￿￿	￿￿￿￿￿￿￿￿￿	￿￿￿￿￿￿￿￿￿￿￿￿￿￿	￿￿￿￿￿￿￿	&￿￿￿*	"￿￿
				&￿￿￿￿￿￿￿￿￿￿￿￿		￿￿￿￿￿
	&￿￿￿￿￿	&￿￿￿￿￿	&￿￿￿￿￿￿￿￿￿￿￿￿	(￿)￿￿￿￿￿￿￿￿￿￿	￿￿￿￿￿￿	!￿￿￿￿￿￿	!￿￿￿￿￿￿
Compliance	X	X	X	X	X
Portfolio						X
Administrators

Trading				X
Portfolio Manager						X
Marketing & Client						X
Service

General Admin or							X
Non-Access Personnel

￿￿#￿￿￿￿￿+%￿￿￿￿￿￿ ￿￿￿￿￿￿￿￿'￿￿￿￿￿￿￿￿ ￿￿￿￿￿￿￿!￿￿￿￿￿￿￿￿￿￿￿"￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿￿&￿￿￿￿￿￿￿￿￿￿￿￿￿

Warning indicates number of accounts encroaching on a rule violation

Four rule severity levels: Restriction, Soft Restriction, Guidelines and Reminder. Number indicates number of accounts in violation of a restriction within the severity group.

December 2013

APPENDIX O

DATA SECURITY PROGRAM POLICIES AND PROCEDURES

SUMMARY

FIRM DATA SECURITY PROGRAM:

POLICIES & PROCEDURES

Summary Document

December 2017

Purpose of the Plan

The purpose of these Firm Data Security Program policies and procedures are to:

•Provide a sustainable and consistent approach to security that can be replicated across the Firm's employees, physical space, networks and applications; and

•Ensure the security and confidentiality of sensitive client and Firm information in a manner that is consistent with federal and state regulatory standards.

The need for both physical and electronic security is clear and the need for a Firm Data Security Program (the "Program") is critical in order to not only meet regulatory requirements, but also the expectations of our clients and industry standards for protecting data.

Aristotle, which comprises of affiliates Aristotle Capital Management, LLC, Aristotle Credit Partners, LLC, Aristotle Capital Boston, LLC and Aristotle Atlantic Partners, LLC1 (collectively referred to as the "Firm"), recognizes that it collects and maintains sensitive information for the Firm and its clients and that this data should be protected whether it is saved in hard copy or saved electronically.

Definitions

The policy establishes and defines roles and responsibilities for the following individuals and their relation to the computer systems and network infrastructure in their care:

•Information Security Officer ("ISO")

•Data Security Team ("Security Team")

•Chief Compliance Officer

•Chief Risk Officer

1Aristotle represents a group of affiliated investment advisers that provides equity and fixed income management solutions across a unified platform. Aristotle Capital Management, LLC, Aristotle Capital Boston, LLC, Aristotle Credit Partners, LLC, and Aristotle Atlantic Partners, LLC are independent investment advisers registered under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about each adviser, including their investment strategies, fees and objectives, can be found in their respective Form ADV Part 2, which is available upon request.

1

•Service provider(s) to be used in maintenance of the Program and in an incident response

Policies and Procedures Coverage

The following security elements are covered in the Firm Data Security Program:

1.Responsibility

2.Risk Assessment/Program Review and Updates

3.Physical Office Space

4.Hardware

5.Data

6.Software

7.Network Security and Access Rights

8.Service Providers

9.Training

10.Incident Response Plan

11.Program Documentation

A sample Incident Response Plan template is included as an Exhibit to the Policies & Procedures.

Updates to the Firm Data Security Program

Aristotle recognizes that information technology is a rapidly evolving field in addition to Aristotle's business continuing to grow and mature. As a result, the Firm Data Security Program will be reviewed and updated as Aristotle's protocols are enhanced or changed.

Testing

Aristotle Capital will test the adopted policies and procedures on a regular basis using a combination of a penetration test and vulnerability scan, both to be performed by an independent third party.

2

APPENDIX P COMPLAINT FORM SAMPLE

CUSTOMER COMPLAINT REPORT FORM

Date of Complaint:	Date of Report:

Account Name & Portfolio Code #:

Client Name:

Affiliate impacted:	Aristotle Atlantic Partners
	Aristotle Capital Mgmt	Aristotle Credit Partners	Aristotle Capital Boston
Format of Complaint:		Written (copy to be attached)	Verbal
Description of Complaint:

Resolution:

Signature of Management	Signature of CCO

APPENDIX Q LIQUIDITY RISK MANAGEMENT PROGRAM

ARISTOTLE CAPITAL MANAGEMENT, LLC

ARISTOTLE/SAUL GLOBAL OPPORTUNITIES FUND

ARISTOTLE INTERNATIONAL EQUITY FUND

ARISTOTLE VALUE EQUITY FUND

(EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

LIQUIDITY RISK MANAGEMENT PROGRAM

I.INTRODUCTION

Section 22(e) of the Investment Company Act of 1940 Act, as amended (the "1940 Act"), requires each Fund to make payment to shareholders upon their redemption of Fund shares within seven days of receiving the redemption request, except in specified unusual circumstances. Rule 22e-4 under the 1940 Act (the "Liquidity Rule") requires each Fund to assess, manage, and periodically review its liquidity risk in an effort to promote effective liquidity risk management and reduce the risk that the Fund will be unable to meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund.1

In accordance with the Liquidity Risk Management Program adopted by the Trust (the "Trust Program"), each Fund has adopted this liquidity risk management program (the "Fund Program"). This Fund Program sets forth the obligations of the Funds and the administrator of the Fund Program (the "Program Administrator") with respect to managing and overseeing the Funds' liquidity risk management requirements as well as the specific reporting obligations set forth in the Liquidity Rule.

II.PROGRAM ADMINISTRATOR

A.Appointment of Program Administrator. The Program Administrator is Aristotle Capital Management, LLC ("Aristotle Capital"). Aristotle Capital has established a committee (the "Liquidity Committee") to assist it in the implementation and day-to-day administration of the Fund Program and carrying out its liquidity risk management responsibilities. Members of the Liquidity Committee are identified on Exhibit A. The appointment of the Program Administrator shall be submitted to the Trust Liquidity Oversight Committee and reviewed and approved by the Board of Trustees of the Trust (the "Board"). The Trust Liquidity Oversight Committee was established by the Trust Program to provide specified oversight and reporting services to the Board with respect to the Trust Program and the Fund Program. See Exhibit C for the Trust Liquidity Oversight Committee's email address.

B.Program Administrator Responsibilities. The Program Administrator's responsibilities with respect to each Fund, which shall be carried out by the Liquidity Committee, shall include the following:

1.To regularly communicate with the Trust Liquidity Oversight Committee regarding the implementation of the Fund Program, as required under the Trust Program.

1See Investment Company Liquidity Risk Management Programs, 81 Fed. Reg. 82, 144 (Nov. 18, 2016) https://www.sec.gov/rules/final/2016/33-10233.pdf

DB2/ 36694716.2

2.Submission of the Fund Program to the Trust Liquidity Oversight Committee for the review and approval by the Board.

3.To oversee the classification of the Fund's portfolio investments pursuant to the liquidity classifications set forth in Section IV, and to review such classifications at least monthly (and more frequently if changes in the relevant market, trading and investment-specific considerations are reasonably expected to materially affect one or more of its investment classifications).

4.To review the Fund's highly liquid investment minimum2 at least annually, if applicable, and to report any changes to the Trust Liquidity Oversight Committee.

5.To report to the Trust Liquidity Oversight Committee if the Fund's illiquid investment holdings exceed 15% of its net assets (the "15% Limit").

6.To report to the Trust Liquidity Oversight Committee (i) if the Fund's highly liquid investments fall below its highly liquid investment minimum, if applicable, for more than seven calendar days, and (ii) any proposed change to the Fund's highly liquid investment minimum, if applicable, during a period when the Fund is experiencing a shortfall.

7.To provide an annual written report on the Fund Program to the Trust Liquidity Oversight Committee pursuant to Section II.D.

8.To provide copies of amendments of the Fund Program to the Trust Liquidity Oversight Committee as such amendments are adopted.

9.To communicate with the Trust Liquidity Oversight Committee and the Fund's co- administrators, Mutual Fund Administration LLC ("MFAC") and UMB Fund Services Inc. ("UMBFS"), with respect to any events required to be reported to the Board under the Liquidity Rule.

10.To assist MFAC and UMBFS in preparing Forms N-PORT, N-CEN and N-LIQUID (the "Reports") to ensure that all Reports are filed with the U.S. Securities and Exchange Commission (the "SEC") on or before the deadlines set forth by the SEC.

C.Annual Review of Adequacy of Fund Program Report. The Program Administrator shall review the adequacy and effectiveness of implementation of the Fund Program no less frequently than annually.

D.Annual Report. The Program Administrator shall prepare and submit an annual written report to the Trust Liquidity Oversight Committee that addresses the following with respect to each Fund3:

2"Highly liquid investment minimum" means the percentage of the Fund's net assets that the Fund invests in highly liquid investments that are assets (i.e., investments that have positive values).

3The new compliance date with respect to the provision of the annual written report to the Trust Liquidity Oversight Committee is December 1, 2019.

DB2/ 36694716.2

1.The operation of the Fund Program, including a discussion of the operation of the Fund's highly liquid investment minimum and an assessment of the adequacy and effectiveness of implementation of the Fund Program.

2.Any material changes made to the Fund Program and any material changes to the Fund Program recommended as a result of the Program Administrator's annual review.

3.Any weakness in the design or implementation of the Fund Program.

E.Changes to the Program Administrator. Any proposed changes to the Program Administrator shall be immediately reported to the Trust Liquidity Oversight Committee, which will present such change to the Board for its review and approval. Any changes to the composition of the Liquidity Committee shall be promptly reported to the Trust Liquidity Oversight Committee, which will present such changes to the Board for its review.

F.Violations of Fund Program. If the Program Administrator becomes aware of any issues or violations relating to the implementation of the Fund Program, the Program Administrator shall promptly report its findings or concerns to the Trust Liquidity Oversight Committee. A description of the violation must be reported on the form provided in Exhibit D.

III.ASSESSMENT, MANAGEMENT AND PERIODIC REVIEW OF LIQUIDITY RISK

A.Assessment. The Program Administrator will assess, manage and periodically review (no less frequently than annually) each Fund's liquidity risk, based on factors specific to the circumstances of the Fund, which shall include consideration of the following factors, as applicable:

1.The Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including:

•whether the investment strategy is appropriate for an open-end fund;

•the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers;

•the use of borrowings for investment purposes if any (whether from a bank or through financing transactions such as repurchase agreements and short sales); and

•the use of derivatives if any.

2.Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions4;

4The Program Administrator may, but is not required to, consider the following factors, as well as other factors determined by the Program Administrator as relevant to the Fund, in evaluating its cash flow projections:

•Size, frequency and volatility of historical purchases and redemptions across a variety of market conditions, including normal and stressed periods;

•Historical purchase and redemption activity in funds with similar investment strategies;

•Discernible patterns in historical flows;

•The Fund's normal redemption policies;

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3.Holdings of cash and cash equivalents, including the current and projected cash holdings of the Fund and how available cash affects the Fund's current and projected liquidity needs in light of the Fund's investment strategy, cash flow projections and borrowing arrangements; and

4.Borrowing arrangements and other funding sources that are available to the Fund, such as a custodian overdraft, committed or uncommitted line of credit, or interfund lending facility, as applicable.

Additionally, the Program Administrator may, as it deems appropriate, expand upon the factors listed above, and must do so to the extent necessary to effectively assess and manage each Fund's liquidity risk.

B.Management and Review. In addition to initial and annual assessments of a Fund's liquidity risk, the Program Administrator shall reassess the Fund's liquidity risk upon the occurrence of an event that it reasonably expects would materially affect the Fund's liquidity risk. Reassessments of the Fund's liquidity risk shall be submitted to the Board for review. The Program Administrator or the Board may, if it deems appropriate, recommend that the Fund take action to address its ability to meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund, including but not limited to:

1.Changing, or if the Fund's assets that are highly liquid investments are below the Fund's highly liquid investment minimum, recommending that the Board change, the highly liquid investment minimum.

2.Making changes to the Fund's investment strategies (with the approval of the Board and/or shareholders, as required), such as limiting the Fund's investments in less liquid investments, reducing the concentration of the Fund's portfolio, limiting the Fund's borrowing for investment purposes, or limiting the Fund's use of derivatives.

3.Implementing procedures to facilitate Fund liquidity, such as procedures to obtain expedited settlement for investments that otherwise would have extended settlement periods.

4.Increasing the Fund's highly liquid investments, either generally or during periods in which high redemption activity is anticipated.

5.Increasing or implementing the use of available borrowing arrangements for the Fund.

•Shareholder ownership concentration, including any factors that could magnify shareholder concentration- related liquidity risk (e.g., having an investment strategy that attracts short-term trading);

•Factors related to distribution channels, such as intermediary redemption practices, lack of transparency in the Fund's underlying investor base for omnibus accounts, and investor characteristics that could affect short-term and long-term flows;

•The degree of certainty surrounding long-term and short-term cash flows;

•Length of the Fund's operating history and redemption patterns, including experiences during periods of market instability, illiquidity or volatility; and

•Any policies to encourage shareholders to provide advance notice of their intent to redeem a significant number of shares.

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IV. LIQUIDITY CLASSIFICATIONS

A.Liquidity Categories. Based on information obtained after reasonable inquiry, the Program Administrator is responsible for classifying each of the portfolio investments5 held by each Fund into one of the following liquidity categories6:

(i)highly liquid investments, defined as cash and any investment reasonably expected to be convertible to cash7 in current market conditions in three business days8 or less without the conversion to cash significantly changing the market value of the investment;

(ii)moderately liquid investments, defined as any investment reasonably expected to be convertible to cash in current market conditions in more than three calendar days but in seven calendar days or less, without the conversion to cash significantly changing the market value of the investment;

(iii)less liquid investments, defined as any investment reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, but where the sale or disposition is reasonably expected to settle in more than seven calendar days; and

(iv)illiquid investments, defined as any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.9

The Program Administrator is required to take into account relevant market, trading, and investment-specific considerations in classifying and reviewing the liquidity of each Fund's portfolio investments (including each of the Fund's derivatives transactions).

B.Consideration of Market Depth. In classifying and reviewing each Fund's investments, the Program Administrator must determine whether trading varying portions of a position in a particular portfolio investment, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Program Administrator will take this determination into account when classifying the liquidity of that investment. The Program Administrator may consider portions of a portfolio position that are larger than a single trading lot, but not necessarily the position's full size, in assessing the portfolio investments' liquidity. If the Program Administrator determines, after conducting the required market depth analysis, that a downward adjustment in the liquidity classification of a particular investment is appropriate, the new liquidity classification that is assigned to this investment would apply to the Fund's entire position in that investment.

5Rule 22e-4 as adopted requires each Fund to classify each of the Fund's portfolio investments, including investments that are liabilities of the Fund (e.g., certain out-of-the-money derivatives transactions).

6If an investment could be viewed as either a highly liquid investment or a moderately liquid investment because the period to convert the investment to cash depends on the calendar or business day convention used, the Fund should classify the investment as a highly liquid investment.

7The term "convertible to cash" refers to the ability to be sold, with the sale settled.

8Business day means any day other than Saturday, Sunday, or any customary business holiday.

9Investments affected by an extended holiday market closure (i.e., holiday closures of securities markets that may last seven or more calendar days) become temporarily illiquid. A Fund should consider the potential impacts of any market closure as part of its liquidity risk management program and manage the associated liquidity risk.

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C.Monthly Reviews. The Program Administrator is required to conduct a monthly review of each Fund's liquidity classifications in connection with reporting the Fund's liquidity classifications monthly on Form N-PORT. The Program Administrator is required to review each Fund's liquidity classifications more frequently than monthly if changes in the relevant market, trading and investment- specific considerations are reasonably expected to materially affect one or more of its investments' classifications.

V.HIGHLY LIQUID INVESTMENT MINIMUM

A.Establishment of each Fund's Highly Liquid Investment Minimum. If the Program Administrator has determined that greater than 50% of a Fund's investments are deemed to be highly liquid investments, the Fund is not required to establish a highly liquid investment minimum ("HLIM") at this time. If the Program Administrator has determined that greater than 50% of a Fund's investments are not deemed to be highly liquid investments, the Fund will establish a HLIM. The Program Administrator will review each Fund's holdings no less frequently than annually to determine whether it is necessary to adopt a HLIM for the Fund. For purposes of determining whether greater than 50% of a Fund's investments are deemed to be highly liquid investments, the Fund must exclude from its calculation the percentage of the Fund's assets that are highly liquid investments that have been (i) segregated to cover all derivatives transactions that are classified as moderately liquid investments, less liquid investments, and illiquid investments, or (ii) pledged to satisfy margin requirements in connection with those derivatives transactions.

Each Fund's HLIM (i.e., the minimum percentage of the Fund's net assets that the Fund invests in highly liquid investments that are assets), if applicable, is listed in Exhibit B. In determining a Fund's HLIM, the Program Administrator must consider, as applicable, the Fund's:

(i)investment strategy and portfolio liquidity during normal conditions, and during stressed conditions to the extent such conditions are reasonably foreseeable during the period until the next review of the HLIM (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives);

(ii)short-term and long-term cash flow projections during normal conditions, and during stressed conditions to the extent such conditions are reasonably foreseeable during the period until the next review of the HLIM; and

(iii)holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

B.Review of HLIM. The Program Administrator is required to determine and annually review each Fund's HLIM, as applicable, provided, however, that the Program Administrator should generally review the Fund's HLIM more frequently than annually if circumstances warrant.

C.Adjustments to HLIM. If a Fund encounters extremely stressed market conditions, beyond those that were reasonably foreseeable during the period until the next review of the HLIM, the Fund's liquidity risk could increase to unusual levels. The Program Administrator may adjust the Fund's HLIM at that time and report such change in writing to the Trust Liquidity Oversight Committee. See Exhibit E for the form to submit to the Trust Liquidity Oversight Committee.

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If the Program Administrator determines to adjust a Fund's HLIM during any period of time when the Fund's assets that are classified as highly liquid investments are below the Fund's HLIM (i.e., a "shortfall"), the Program Administrator must submit such change in writing to the Trust Liquidity Oversight Committee for approval by the Board, including a majority of the trustees who are not interested persons of the Trust as defined under the 1940 Act (the "Independent Trustees"). See Exhibit E for the form to submit to the Trust Liquidity Oversight Committee.

D.Highly Liquid Investment Shortfalls. If at any time a Fund's assets that are classified as highly liquid investments are below its HLIM (i.e., a "shortfall"), the Program Administrator is required to make specific reports to the Trust Liquidity Oversight Committee as follows:

(i)If the Fund's assets fall below its HLIM, the Program Administrator must promptly report that occurrence to the Trust Liquidity Oversight Committee. The report must include a brief explanation of the causes of the shortfall, the extent of the shortfall, and any actions taken and proposed to be taken in response. See Exhibit E for the form to submit to the Trust Liquidity Oversight Committee. After review, the Trust Liquidity Oversight Committee must submit the report to the Board no later than the Board's next regularly scheduled meeting.

(ii)If the Fund's assets fall below its HLIM for more than seven consecutive calendar days, the Program Administrator must immediately report the occurrence to the Trust Liquidity Oversight Committee along with an explanation of how the Fund plans to restore its assets above the HLIM within a reasonable period of time. The Trust Liquidity Oversight Committee must then provide the report and the explanation to the Board within one business day of the occurrence. See Exhibit E for the form to submit to the Trust Liquidity Oversight Committee. Within one business day of such occurrence, the Trust Liquidity Oversight Committee will submit to the SEC a report of the occurrence on Form N-LIQUID.

E.Determination of a Reportable Event. A reportable event occurs when the Program Administrator has verified and made a final determination that a Fund has fallen below its HLIM, as applicable.10 The verification and final determination that a Fund has fallen below its HLIM must be completed within three business days or less, including the day that the triggering event was observed. Once the Program Administrator has verified and determined (within three business days) that a Fund has fallen below its HLIM, the time period begins for reporting the event to the Trust Liquidity Oversight Committee.11

10A Fund may potentially exceed its HLIM if, for example, the Fund's policies and procedures require the Program Administrator to determine whether to reclassify an investment when a third party service provider's system reclassifies one or more of the Fund's investments. In other cases, a provisional classification of an investment may indicate that the Fund exceeded its HLIM, but the Program Administrator has not yet verified and made a final determination that such provisional classification is accurate. In these circumstances, the Program Administrator may need a reasonable amount of time to verify and determine the validity and the impact of the classification on the Fund's compliance with its HLIM.

11The periods of time to be reported on Form N-LIQUID or to the Trust Liquidity Oversight Committee and the Board as a result of the reportable event should also include the additional days, if any, during which the Program Administrator engaged in verifying and determining that a Fund is not in compliance after the triggering event took place. Form N-LIQUID is a text form that requires funds to report the date(s) that a fund was out of compliance with the HLIM, and funds may thus wish to indicate on the form both the date of the triggering event and the date it was determined and verified to address any ambiguity.

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VI. ILLIQUID INVESTMENTS

A.15% Limit. Each Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, its illiquid investments that are assets would exceed the 15% Limit. The Program Administrator is responsible for ensuring that each Fund's investments in illiquid investments do not exceed the 15% Limit.

Investments affected by an extended holiday market closure (i.e., holiday closures of securities markets that may last seven or more calendar days) become temporarily illiquid for a known duration. The Program Administrator must notify the Trust Liquidity Oversight Committee in advance of all investments that will be affected by extended holiday market closures and how the Program Administrator expects to manage each Fund's liquidity risk during such closures.

B.Exceeding the 15% Limit. If a Fund's illiquid investments that are assets (i.e., investments that have positive values) exceed the 15% Limit:

(i)The Program Administrator must immediately report the occurrence to the Trust Liquidity Oversight Committee, which will report to the Board, within one business day. The Program Administrator must include in its report an explanation of the extent and causes of the occurrence and how the Fund plans to bring its illiquid investments that are assets to or below the 15% Limit within a reasonable period of time. The Program Administrator must immediately provide a follow-up report to the Trust Liquidity Oversight Committee to indicate when the Fund's illiquid investments no longer exceed the 15% Limit. See Exhibit F for the form to submit to the Trust Liquidity Oversight Committee.

(ii)The Trust Liquidity Oversight Committee must submit to the SEC, within one business day of such occurrence, a report of the occurrence on Form N-LIQUID. The Trust Liquidity Oversight Committee will also submit to the SEC a report on Form N-LIQUID if the Fund's illiquid investments that are assets previously exceeded the 15% Limit and such investments no longer exceed the 15% Limit. See Exhibit F for the form to submit to the Trust Liquidity Oversight Committee.

(iii)If the amount of the Fund's illiquid investments that are assets remains above the 15% Limit 30 days from the occurrence (and at each consecutive 30-day period thereafter), the Program Administrator must submit follow-up reports to the Trust Liquidity Oversight Committee until the Fund is in compliance with the 15% Limit. See Exhibit F for the form to submit to the Trust Liquidity Oversight Committee.

C.Determination of a Reportable Event. A reportable event occurs when the Program Administrator has verified and made a final determination that a Fund exceeded the 15% Limit.12 The

12A Fund may potentially exceed the 15% Limit if, for example, the Fund's policies and procedures require the Program Administrator to determine whether to reclassify an investment when a third party service provider's system reclassifies one or more of the Fund's investments. In other cases, a provisional classification of an investment may indicate that the Fund exceeded the 15% Limit, but the Program Administrator has not yet verified and made a final determination that such provisional classification is accurate. In these circumstances, the Program Administrator may need a reasonable amount of time to verify and determine the validity and the impact of the classification on the Fund's compliance with the 15% Limit.

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verification and final determination that a Fund has exceeded the 15% Limit must be completed within three business days or less, including the day that the triggering event was observed. Once the Program Administrator has verified and determined (within three business days) that a Fund exceeded the 15% Limit, the time period begins for reporting the event to the Trust Liquidity Oversight Committee.13

VII. FUND REPORTING REQUIREMENTS

A.The Program Administrator is required to assist with the preparation of the information for each Fund's Reports and provide such information to the Trust Liquidity Oversight Committee. The Trust Liquidity Oversight Committee will file the Funds' Reports with the SEC using the SEC's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

B.Form N-PORT. Within 60 days after the end of each fiscal quarter, each Fund is required to file a Form N-PORT, which includes information about the Fund's HLIM, the liquidity classification for each portfolio investment among the four liquidity classifications, certain information on the percentage of the Fund's highly liquid investments that is segregated to cover, or pledged to satisfy margin requirements in connection with, the Fund's derivatives transactions in each of the other liquidity categories, and the aggregate percentage of the Fund representing each of the four liquidity categories. If the Fund's HLIM has changed during the reporting period, any prior minimum established by the Fund during the reporting period also must be reported. The Funds are required to file the Form N-PORT electronically using the SEC's EDGAR System.

The Funds must begin submitting reports on Form N-PORT on the SEC's EDGAR system by April 30, 2020.

C.Form N-CEN. Each Fund is required to report information about its lines of credit, including committed and uncommitted lines of credit. Each Fund is required to report information such as the size of the line of credit, the number of days that the line of credit was used, and the identity of the institution with which the line of credit is held, as well as whether the Fund engaged in interfund lending or interfund borrowing. Each Fund is required to report this information annually by filing Form N-CEN electronically using the SEC's EDGAR System within 75 days of the Fund's fiscal year end.

D.Form N-LIQUID. If more than 15% of a Fund's net assets are or become illiquid investments the Fund is required to notify the SEC within one business day of the occurrence by filing a Form N-LIQUID electronically using the SEC's EDGAR System. If a Fund's illiquid investments that are assets previously exceeded the 15% Limit, and such investments no longer exceed the 15% Limit, the Fund is required to notify the SEC within one business day of the occurrence by filing a Form N-LIQUID electronically using the SEC's EDGAR System. See Exhibit F for the form to submit to the Trust Liquidity Oversight Committee.

13The periods of time to be reported on Form N-LIQUID or to the Trust Liquidity Oversight Committee and the Board as a result of the reportable event should also include the additional days, if any, during which the Program Administrator engaged in verifying and determining that a Fund is not in compliance after the triggering event took place. For example, the Fund might purchase an asset that made it exceed the 15% illiquid asset limit on a Monday, verify and determine that the asset was illiquid and that the fund was out of compliance on a Wednesday, and report the event to the SEC on a Thursday. In the report, the Program Administrator should indicate that the Fund was out of compliance beginning on Monday, on the trade date of the event that led to the Fund being out of compliance with the relevant limit, and not as of the Wednesday when it was verified and determined. Form N-LIQUID is a text form that requires funds to report the date(s) that a fund was out of compliance with the HLIM or 15% illiquid investment limit, and funds may thus wish to indicate on the form both the date of the triggering event and the date it was determined and verified to address any ambiguity.

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Beginning December 1, 2019, if a Fund's highly liquid investments fall below the Fund's HLIM for more than seven calendar days, the Fund is required to notify the SEC within one business day by filing a Form N-LIQUID with the SEC.

If an event which would trigger the requirement to file a Form N-LIQUID occurs on a Saturday, Sunday, or holiday on which the SEC is not open for business, then the one business day period shall begin to run on, and include, the first business day thereafter.

The Funds are not required to file Form N-LIQUID for an investment that become illiquid solely due to an extended holiday market closure (i.e., holiday closures of securities markets that may last seven or more calendar days).

E.Shareholder Reports. Beginning June 1, 2020, each Fund must include in its annual or semi-annual report a discussion regarding the operation and effectiveness of the liquidity risk management program over the past year.

VIII. REDEMPTION REQUESTS

A.Payments in Cash. The Funds will generally pay shareholder redemption proceeds in cash. The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. The Funds use these methods during both normal and stressed market conditions.

B.Payments In-Kind. During conditions that make the payment of cash unwise or in order to protect the interests of a Fund's remaining shareholders, the Fund may pay all or part of a shareholder's redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption- in-kind) in lieu of cash. Generally, a Fund's in-kind redemptions will be effected through a pro rata distribution of the Fund's portfolio securities. In-kind redemptions may be used under normal and stressed market conditions.

C.Temporary Overdraft Facility. Each Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. In the event that such temporary overdraft facility is utilized by a Fund, non-redeeming shareholders would effectively bear the costs of borrowing. Therefore, the Program Administrator should consider the overall benefits and risks in utilizing such funding arrangement under this Fund Program.

IX. RECORD RETENTION

A.All records of the Funds shall be maintained in accordance with Rule 22e-4(b)(3) under the 1940 Act. The specific record retention requirements are as follows:

1.The Program Administrator and the Trust Liquidity Oversight Committee shall maintain a written copy of the Fund Program, any associated policies and procedures, and any amendments thereto that are in effect, or at any time within the past five years were in effect, in an easily accessible place;

2.The Program Administrator and the Trust Liquidity Oversight Committee shall maintain copies of any materials provided to the Trust Liquidity Oversight Committee and the Board

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in connection with the initial approval of the Fund Program by the Board, copies of written reports provided to the Trust Liquidity Oversight Committee and the Board on the adequacy of the Fund Program, and any materials provided to the Trust Liquidity Oversight Committee and the Board regarding the reporting matters set forth in Section VII of this Fund Program for a period of not less than five years after the end of the fiscal year in which the documents were provided (the first two years in an easily accessible place);

3.The Program Administrator shall maintain a written record of each Fund's liquidity classifications, how the Fund's HLIM, and any adjustments thereto, were determined, including the assessment and periodic review of the Fund's liquidity risk and each change to the Fund's HLIM, for a period of not less than five years (the first two years in an easily accessible place) following the determination of, and each change to, the HLIM; and

4.The Program Administrator and the Trust Liquidity Oversight Committee shall maintain all reports related to a Fund dropping below its HLIM, for a period of not less than five years (the first two years in an easily accessible place) following the determination of, and each change to, the HLIM.

B.Records relating to any materials provided in connection with the initial approval of the Fund Program by the Board, the annual written report provided to the Trust Liquidity Oversight Committee, and records relating to liquidity classifications and a Fund dropping below its HLIM are required to be maintained beginning December 1, 2019.

X.AMENDMENTS

Any proposed amendment to the Fund Program shall promptly be submitted by the Program

Administrator to the Trust Liquidity Oversight Committee for review and approval prior to it becoming effective.

Adopted: June 5, 2019

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EXHIBIT A

Liquidity Committee

Name	Phone Number	E-Mail Address
Aristotle Capital Management, LLC	(310) 478-4005	LiquidityProgram@aristotlecap.com
(main contact: Michelle Gosom)

Aristotle Capital's Liquidity Committee members as of May 10, 2019:

Compliance	• Michelle Gosom – Chief Compliance Officer (Aristotle Atlantic
Partners, Aristotle Capital Management, Aristotle Capital Boston)
• Andrea Denisevich – Chief Compliance Officer (Aristotle Credit
Partners)
Risk	• Nancy Scarlett – Chief Risk Officer (Aristotle Capital
Management)
Trading	• Randy Yi – Director of Trading
• Andy Shapiro – Director of Trading

Aristotle Capital Management, Aristotle Atlantic Partners, Aristotle Capital Boston and Aristotle Credit Partners are affiliated firms. Each are independent investment adviser registered under the Investment Advisers Act of 1940, as amended.

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EXHIBIT B

Highly Liquid Investment Minimum

Name of Fund	Minimum Percentage of the Fund's Net Assets
Invested in Highly Liquid Investments
Aristotle/Saul Global Opportunities Fund	N/A
Aristotle International Equity Fund	N/A
Aristotle Value Equity Fund	N/A

Aristotle/Saul Global Opportunities Fund (ARSOX), Aristotle International Equity Fund (ARSFX) and Aristotle Value Equity Fund (ARSQX): Greater than 50% of each Fund's investments are deemed to be highly liquid investments. Therefore, ARSOX, ARSFX, and ARSQX are not required to establish a highly liquid investment minimum at this time. In the event that greater than 50% of a Fund's investments are not deemed to be highly liquid investments, the Fund will establish a highly liquid investment minimum (i.e., the minimum percentage of the Fund's net assets that the Fund invests in highly liquid investments that are assets).

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EXHIBIT C
Trust Liquidity Oversight Committee

Name	E-Mail Address
IMST Liquidity Oversight	liquidityoversight@mfac-
Committee	ca.com

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EXHIBIT D

Reporting of Fund Program Violations

This form shall be completed by the Fund Program Administrator and submitted to the Trust Liquidity Oversight Committee by email at liquidityoversight@mfac-ca.com. Please contact the Trust Liquidity Oversight Committee if you need assistance with completing this form.

(1)Name of Advisor:

(2)Name of Fund:

(3)Date of violation:

(4)Please provide a detailed description of the violation(s) and any remedial actions taken by the Program Administrator:

Submitted by Program Administrator:	Reviewed by Trust Liquidity Oversight Committee:
Signature: _____________________	Signature:__________________________
Name:	Name:
Date:	Date:

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EXHIBIT E

Reporting of Fund Falling below its Highly Liquid Investment Minimum and Changes to a Fund's

Highly Liquid Investment Minimum

This form shall be completed by the Program Administrator and submitted to the Trust Liquidity Oversight Committee via email at liquidityoversight@mfac-ca.com. Please contact the Trust Liquidity Oversight Committee if you need assistance in completing this form. If there are multiple Funds to report, please provide a separate form for each Fund.

This form is to be used to report the following: (i) if a Fund's assets fall below its highly liquid investment minimum (i.e., a "shortfall"); (ii) If a Fund's assets fall below its highly liquid investment minimum for more than 7 calendar days; and (iii) any adjustments to a Fund's highly liquid investment minimum. Depending on the matters being reported, some items below may not be applicable.

If a shortfall occurs for more than seven calendar days, the Fund is required to notify the Securities and Exchange Commission within one business day by filing a Form N-LIQUID. The Program Administrator must provide the information to the Trust Liquidity Oversight Committee who will then prepare and file the Form N-LIQUID with the Securities and Exchange Commission.

(1)Name of Advisor:

(2)Name of Fund:

(3)The Fund's highly liquid investment minimum: _____%

(4)List of the dates the Fund's investments were below the Fund's highly liquid investment minimum:

(5)Extent and duration of the shortfall:

(6)Please explain in detail the extent and causes of the shortfall as well as the actions taken in response to the shortfall:

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(7)If the shortfall lasted more than seven consecutive calendar days, provide an explanation of how the Adviser has restored, or plans to restore, the fund's minimum within a reasonable period of time:

(8)Please describe with specificity how the Fund plans to bring its investments back up to the highly liquid investment minimum:

(9) Does the Fund intend to change its highly liquid investment minimum? YES ______ NO _______

If you responded "YES", please provide explain why a change is necessary:

(10)Is the Fund changing its highly liquid investment minimum during a period of time when the Fund is experiencing a shortfall?

YES ______ NO _______

If "YES" please note that Board approval is required.

Submitted by Program Administrator:	Reviewed by Trust Liquidity Oversight Committee:
Signature: _____________________	Signature:__________________________
Name:	Name:
Date:	Date:

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EXHIBIT F

Reporting of Fund's Illiquid Investments Exceeding 15% of Net Assets

This form shall be completed by the Program Administrator and submitted to the Trust Liquidity Oversight Committee by email at liquidityoversight@mfac-ca.com. Please contact the Trust Liquidity Oversight Committee if you need assistance with completing this form. If there are multiple Funds to report, please provide a separate form for each Fund.

The Program Administrator must provide the information to the Trust Liquidity Oversight Committee who will then prepare and file the Form N-LIQUID with the Securities and Exchange Commission within one business date of the Fund's illiquid investments exceeding the 15% Limit.

If the amount of the Fund's illiquid investments that are assets remains above the 15% Limit 30 days from the occurrence (and each consecutive 30-day period thereafter), the Program Administrator must submit follow-up reports on this form to the Trust Liquidity Oversight Committee until the Fund is in compliance with the 15% Limit.

(1)Name of Advisor:

(2)Name of Fund Exceeding 15% Limit:

(3)Date(s) of the occurrence:

(4)The current percentage of the fund's net assets that are illiquid investments that are assets.

(5)Identification of illiquid investments. For each investment that is an asset that is held by the Fund that is considered illiquid, disclose

a.the name of investment, the CUSIP (if any), and at least one other identifier, if available (e.g., ISIN, Ticker, or other unique identifier (if ticker and ISIN are not available)) (indicate the type of identifier used), and;

b.the percentage of the Fund's net assets attributable to that investment.

(6)Please explain in detail the extent and causes of the occurrence:

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(7)Please describe with specificity how the Fund plans to bring its illiquid investments that are assets to or below the 15% limit within a reasonable period of time:

Note to Program Administrator: Please provide a follow up report to the Trust Liquidity Oversight Committee as soon as the Fund's illiquid investments no longer exceed 15% of net assets.

Submitted by Program Administrator:	Reviewed by Trust Liquidity Oversight Committee:
Signature: _____________________	Signature:__________________________
Name:	Name:
Date:	Date:

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